    As filed with the Securities and Exchange Commission on November 4, 2002


================================================================================

                                                     1933 Act File No. 333-
                                                     1940 Act File No. 811-21189


                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    Form N-2

[X]      REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
[_]      Pre-Effective Amendment No.
[_]      Post-Effective Amendment No.
                  and
[X]      REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
[X]      Amendment No. 3

                    PIMCO New York Municipal Income Fund III
         (Exact Name of Registrant as Specified in Declaration of Trust)

                     c/o PIMCO Advisors Fund Management LLC
                          1345 Avenue of the Americas
                           New York, New York 10105
                   (Address of Principal Executive Offices)
                    (Number, Street, City, State, Zip Code)

                                (212) 739-3502
             (Registrant's Telephone Number, including Area Code)

                              Newton B. Schott, Jr.
                       c/o PIMCO Advisors Distributors LLC
                             2187 Atlantic Street
                          Stamford, Connecticut 06902
(Name and Address (Number, Street, City, State, Zip Code) of Agent for Service)

                         Copies of Communications to:
Joseph B. Kittredge, Jr., Esq.                     Thomas A. Hale
        Ropes & Gray                  Skadden, Arps, Slate, Meagher & Flom LLP
  One International Place                 333 West Wacker Drive, Suite 2100
Boston, Massachusetts 02110                       Chicago, IL 60606


                  Approximate Date of Proposed Public Offering:

As soon as practicable after the effective date of this Registration Statement

                           ---------------------------

     If any of the securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box. [_]

     It is proposed that this filing will become effective (check appropriate box)

     [X]  when declared effective pursuant to section 8(c)

                           ---------------------------


                           CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933
--------------------------------------------------------------------------------------------------------------------------
                                                              Proposed Maximum     Proposed Maximum
                                         Amount Being        Offering Price Per       Aggregate             Amount of
Title of Securities Being Registered      Registered                Unit           Offering Price/1/   Registration Fee
------------------------------------     ------------        ------------------    ----------------    -------------------
Preferred Shares, par value $0.00001     10 Shares           $25,000               $250,000            $23.00
-------------------------------------------------------------------------------------------------------------------------

/1/ Estimated solely for the purpose of calculating the registration fee.

    The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such dates as the Commission, acting pursuant to said Section 8(a), may determine.
================================================================================

The information in this Prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Prospectus is not an offer to sell these securities, and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.


         PRELIMINARY PROSPECTUS Subject to Completion _________ , 2002
         --------------------------------------------------------------

$

[LOGO] PIMCO
FUNDS

[LOGO] PIMCO New York Municipal Income Fund III

      Shares Series A
      Shares Series B
Auction Preferred Shares
Liquidation Preference $25,000 Per Share

--------------------------------------------------------------------------------
Investment Objective. The Fund is a recently organized, non-diversified, closed-end management investment company. The Fund's investment objective is to provide current income exempt from federal, New York State and New York City income tax. In pursuing this objective, the portfolio manager also seeks to preserve and enhance the value of the Fund's holdings relative to the municipal bond market generally, using proprietary analytical models that test and evaluate the sensitivity of those holdings to changes in interest rates and yield relationships.

Portfolio Contents. Under normal market conditions, the Fund will invest substantially all (at least 90%) of its net assets in municipal bonds which pay interest that, in the opinion of bond counsel to the issuer (or on the basis of other authority believed by the Fund's portfolio manager to be reliable) is exempt from federal, New York State and New York City income taxes. The Fund will at all times seek to avoid bonds generating interest potentially subjecting individuals to the alternative minimum tax. The Fund will invest at least 80% of its net assets in investment grade quality municipal bonds, including bonds that are unrated but judged to be of investment grade quality by the Fund's portfolio manager. The Fund may invest up to 20% of its net assets in municipal bonds that are rated Ba/BB or B or that are unrated but judged to be of comparable quality by the Fund's portfolio manager. The Fund cannot assure you that it will achieve its investment objective.

Certain capitalized terms used in this Prospectus are defined in the Glossary that appears at the end of this Prospectus.

Before buying any preferred shares you should read the discussion of the
material risks of investing in the Fund in "Risks" beginning on page   .
Certain of these risks are summarized in "Prospectus summary--Special Risk
Considerations" beginning on page   .

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

                              Price to                Proceeds
                                Public Sales Load to Fund /(1)/
                 ----------------------------------------------
                 Per Share $    25,000     $           $
                 ----------------------------------------------
                 Total               $     $           $
                 ----------------------------------------------

(1) Plus accumulated dividends, if any, from the date the Auction Preferred Shares are issued, but before offering expenses payable by the Fund
    estimated to be $        .

Auction Preferred Shares, Series A and Auction Preferred Shares, Series B (together, "APS") are being offered by the underwriters subject to certain conditions. The underwriters reserve the right to withdraw, cancel or modify the offering in whole or in part. It is expected that the APS will be delivered
to the nominee of The Depository Trust Company on or about December   , 2002.

--------------------------------------------------------------------------------

(continued from previous page)

Investors in APS will be entitled to receive cash dividends at an annual rate that may vary for the successive dividend periods for such shares. The dividend rate on the Series A APS for the initial period from and including the date of
issue to, but excluding, December   , 2002 will be     % per year. The dividend
rate on the Series B APS for the initial period from and including the date of
issue to, but excluding, December   , 2002 will be     % per year. For each
subsequent period, the auction agent will determine the dividend rate for a particular period by an auction conducted in accordance with the procedures described in this Prospectus and, in further detail, in Appendix A to the Statement of Additional Information (each, an "Auction").

The APS, which have no history of public trading, will not be listed on an exchange or automated quotation system. Broker-Dealers may maintain a secondary trading market in the APS outside of Auctions; however, they have no obligation to do so, and there can be no assurance that a secondary market for the APS will develop or, if it does develop, that it will provide holders with a liquid trading market (i.e., trading will depend on the presence of willing buyers and sellers and the trading price will be subject to variables to be determined at the time of the trade by such Broker-Dealers). A general increase in the level of interest rates may have an adverse effect on the secondary market price of the APS, and a selling shareholder that sells APS between Auctions may receive a price per share of less than $25,000. The Fund may redeem APS as described under "Description of APS--Redemption."

The APS will be senior in liquidation and distribution rights to the Fund's outstanding common shares. The Fund's common shares are traded on the New York Stock Exchange under the symbol "PYN." This offering is conditioned upon the APS receiving a rating of "Aaa" from Moody's Investors Service ("Moody's").

You should read this Prospectus, which contains important information about the Fund, before deciding whether to invest and retain it for future reference. A
Statement of Additional Information, dated    , 2002, containing additional
information about the Fund, has been filed with the Securities and Exchange Commission and is incorporated by reference in its entirety into this Prospectus, which means that it is part of the Prospectus for legal purposes. You can review the table of contents of the Statement of Additional Information
on page    of this Prospectus. You may request a free copy of the Statement of
Additional Information by calling 800-331-1710 or by writing to the Fund, or obtain a copy (and other information regarding the Fund) from the Securities and Exchange Commission web site (http://www.sec.gov).

The APS do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

You should rely only on the information contained or incorporated by reference in this Prospectus. The Fund has not, and the underwriters have not, authorized anyone to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. The Fund is not, and the underwriters are not, making an offer of the APS in any state where the offer is not permitted. You should not assume that the information contained in this Prospectus is accurate as of any date other than the date on the front of this Prospectus. The Fund's business, financial condition, results of operations and prospects may have changed since that date.

TABLE OF CONTENTS
--------------------------------------------------------------------------------

Prospectus summary................. 1   Description of capital structure......
The Fund...........................     Anti-takeover and other provisions
Use of proceeds....................       in the Declaration of Trust.........
Capitalization.....................     Repurchase of Common Shares;
Portfolio composition..............       conversion to open-end fund.........
The Fund's investments.............     Underwriting..........................
Risks..............................     Shareholder servicing agent,
How the Fund manages risk..........       custodian and transfer agents.......
Rating agency guidelines...........     Legal matters.........................
Description of APS.................     Table of contents for the Statement of
Management of the Fund.............       Additional Information..............
Net asset value....................     Glossary..............................
Taxes..............................

--------------------------------------------------------------------------------

Prospectus summary

This is only a summary. You should review the more detailed information contained in this Prospectus and in the Statement of Additional Information. Certain capitalized terms used in this Prospectus are defined in the Glossary that appears at the end of this Prospectus.

THE FUND

PIMCO New York Municipal Income Fund III (the "Fund") is a recently organized, non-diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund is designed to provide tax benefits to investors who are residents of New York. See "The Fund." The Fund's common shares ("Common Shares") are traded on the
New York Stock Exchange under the symbol "PYN". As of December   , 2002, the
Fund had            Common Shares outstanding and net assets of $          .

THE OFFERING

The Fund is offering an aggregate of      Series A APS and      Series B APS,
each at a purchase price of $25,000 per share plus accumulated dividends, if any, from the date of original issue. The APS are being offered through a group
of underwriters led by                      (collectively, the "Underwriters").
See "Underwriting."

The APS will entitle their holders to receive cash dividends at an annual rate that may vary for successive Dividend Periods. In general, except as described under "Description of APS--Dividends," each Dividend Period will be seven days. The Auction Agent will determine the Applicable Rate for a particular period by an Auction conducted on the Business Day immediately prior to the start of that Dividend Period.

The APS are not listed on an exchange. Instead, investors may buy or sell APS at an auction that normally is held weekly, by submitting orders to Broker-Dealers that have entered into an agreement with the Auction Agent and the Fund or to certain other Broker-Dealers. Deutsche Bank Trust Company Americas, the Auction Agent, reviews orders from Broker-Dealers on behalf of Existing Holders that wish to sell, or hold at the auction rate, or hold only at a specified Applicable Rate, and on behalf of Potential Holders that wish to buy, APS. The Auction Agent then determines the lowest Applicable Rate that will result in all of the outstanding APS continuing to be held. The first
Auction Date for Series A APS will be December   , 2002 and for Series B APS
will be December   , 2002, each being the Business Day before the Initial
Dividend Payment Date for the Initial Dividend Period for the relevant series
of APS (December   , 2002 for Series A and December   , 2002 for Series B). The
auction day for Series A APS generally will be Wednesday and for Series B APS generally will be Friday, unless the then-current Dividend Period is a Special Dividend Period, or the day that normally would be the Auction Date or the first day of the subsequent Dividend Period is not a Business Day.

INVESTMENT OBJECTIVE AND POLICIES

The Fund's investment objective is to provide current income exempt from federal, New York State and New York City income tax. In pursuing this objective, the portfolio manager also seeks to preserve and enhance the value of the Fund's holdings relative to the municipal bond market generally, using proprietary analytical models that test and evaluate the sensitivity of those holdings to changes in interest rates and yield relationships. Under normal market conditions, the Fund will invest substantially all (at least 90%) of its net assets in municipal bonds which pay interest that, in the opinion of bond counsel to the issuer (or on the basis of other authority believed by the Fund's portfolio manager to be reliable) is exempt from federal, New York State and New York City income taxes ("New York Municipal

Bonds"). The Fund will invest at least 80% of its net assets in municipal bonds that at the time of investment are investment grade quality. Investment grade quality bonds are bonds rated, at the time of investment, within the four highest grades (Baa or BBB or better by Moody's, Standard & Poor's ("S&P") or Fitch, Inc. ("Fitch")), or bonds that are unrated but judged to be of comparable quality by the Fund's portfolio manager. The Fund may invest up to 20% of its net assets in municipal bonds that, at the time of investment, are rated Ba/BB or B by Moody's, S&P or Fitch, or bonds that are unrated but judged to be of comparable quality by the Fund's portfolio manager. Bonds of below investment grade quality are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal, and are commonly referred to as "junk bonds." Bonds in the lowest investment grade category may also be considered to possess some speculative characteristics by certain rating agencies. The Fund will at all times seek to avoid bonds generating interest potentially subjecting individuals to the alternative minimum tax.

The Fund may invest in "structured" notes, which are privately negotiated debt obligations where the principal and/or interest is determined by reference to the performance of a benchmark asset, market or interest rate, such as selected securities, an index of securities or specified interest rates, or the differential performance of two assets or markets, such as indexes reflecting taxable and tax-exempt bonds. The Fund currently intends that any use of structured notes will be for the purpose of reducing the interest rate sensitivity of the Fund's portfolio (and thereby decreasing the Fund's exposure to interest rate risk) and, in any event, that the interest income on the notes will normally be exempt from federal, New York State and New York City income tax. The Fund may utilize a variety of other derivative instruments, including residual interest municipal bonds ("RIBS"), to add leverage to the portfolio or for investment or risk management purposes. See "Risks--Leverage Risk" and "Risks--Derivatives Risk."

The Fund will invest primarily in municipal bonds with long-term maturities with the result that the weighted average maturity of the Fund will frequently be 15-30 years, although the weighted average maturity of obligations held by the Fund may be shorter at any time or from time to time, depending on market conditions.

The Fund cannot assure you that it will attain its investment objective. See "The Fund's investments."

INVESTMENT MANAGER

PIMCO Advisors Fund Management LLC (formerly, PIMCO Funds Advisors LLC) (the "Manager") serves as the investment manager of the Fund. Subject to the supervision of the Board of Trustees, the Manager is responsible for managing, either directly or through others selected by it, the investment activities of the Fund and the Fund's business affairs and other administrative matters. The Manager is located at 1345 Avenue of the Americas, New York, New York 10105. Organized in 2000, the Manager provides investment management and advisory services to several closed-end and open-end investment company clients. As of
        , 2002, the Manager had approximately $   billion in assets under
management. Allianz Dresdner Asset Management of America L.P. is the direct parent company of PIMCO Advisors Retail Holdings LLC (formerly PIMCO Advisory Services Holdings LLC), of which the Manager is a wholly-owned subsidiary. As of June 30, 2002, Allianz Dresdner Asset Management of America L.P. and its subsidiary partnerships, including Pacific Investment Management Company LLC
("PIMCO"), had approximately $     billion in assets under management.

The Manager has retained its affiliate, PIMCO, as a sub-adviser to manage the Fund's portfolio investments. See "--Portfolio Manager" below.

PORTFOLIO MANAGER

PIMCO serves as the Fund's sub-adviser responsible for managing the Fund's portfolio investments and is sometimes referred to herein as the "portfolio manager." Subject to the supervision of the Manager,

PIMCO has full investment discretion and makes all determinations with respect to the investment of the Fund's assets.

PIMCO is located at 840 Newport Center Drive, Newport Beach, California 92660. Organized in 1971, PIMCO provides investment management and advisory services to private accounts of institutional and individual clients and to mutual
funds. As of         , 2002, PIMCO had approximately $     billion in assets
under management.

The Manager (and not the Fund) will pay a portion of the fees it receives to PIMCO in return for PIMCO's services.

LEVERAGE

The Fund expects to utilize financial leverage on an ongoing basis for investment purposes. After completion of the offering of APS, the Fund anticipates its total leverage from the issuance of APS will be approximately 38%. This amount may change, but total leverage will not exceed 50% of the Fund's total assets. Although the Fund may in the future offer other Preferred Shares, the Fund does not currently intend to offer Preferred Shares other than Series A APS and Series B APS. The Fund may also invest in RIBS and other derivative instruments, each of which may amplify the effects of leverage in the Fund's portfolio.

The Fund generally will not utilize leverage if it anticipates that it would result in a lower return to Common Shareholders over time. Use of financial leverage creates an opportunity for increased income for Common Shareholders but, at the same time, creates the possibility for greater loss (including the likelihood of greater volatility of net asset value and market price of the shares and of dividends), and there can be no assurance that a leveraging strategy will be successful during any period in which it is employed. Because the fees paid to the Manager and PIMCO will be calculated on the basis of the Fund's managed assets, the fees will be higher when leverage (including the APS) is utilized, giving the Manager and PIMCO an incentive to utilize leverage. See "Risks--Leverage Risk."

SPECIAL RISK CONSIDERATIONS

Risks of investing in APS include:

Auction Risk
You may not be able to sell your APS at an Auction if the Auction fails, that is, if there are more APS offered for sale than there are buyers for those shares. As a result, your investment in APS may be illiquid. Neither the Broker-Dealers nor the Fund are obligated to purchase APS in an Auction or otherwise, nor is the Fund required to redeem APS in the event of a failed Auction.

Ratings and Asset Coverage Risk
A Rating Agency could downgrade the APS, which could affect their liquidity and value. In addition, the Fund may be forced to redeem your APS to meet regulatory or Rating Agency requirements. The Fund may also voluntarily redeem APS under certain circumstances.

Secondary Market Risk
You could receive less than the price you paid for your APS if you sell them outside of an Auction, especially when market interest rates are rising. Although the Broker-Dealers may maintain a secondary trading market in the APS outside of Auctions, they are not obligated to do so, and no secondary market may develop or exist at any time for the APS.

General risks of investing in the Fund include:

Limited Operating History
The Fund is a recently organized, non-diversified, closed-end management investment company which has been operational for less than two months.

Market Discount Risk
Shares of closed-end management investment companies like the Fund frequently trade at a discount from their net asset value.

Interest Rate Risk
Interest rate risk is the risk that the municipal bonds in the Fund's portfolio will decline in value because of increases in market interest rates. The prices of longer-term bonds generally fluctuate more than prices of shorter-term bonds as interest rates change. Because the Fund will invest primarily in long-term bonds, the Fund's net asset value will fluctuate more in response to changes in market interest rates than if the Fund invested primarily in short-term bonds. If long-term rates rise, the value of the Fund's investment portfolio may decline, reducing asset coverage on the APS. See "Risks--Interest Rate Risk" for additional information.

Credit Risk
Credit risk is the risk that one or more debt obligations in the Fund's portfolio will decline in price, or fail to pay interest or principal when due, because the issuer of the obligation experiences a decline in its financial status. Any default by an issuer of a debt obligation could have a negative impact on the Fund's ability to pay dividends on the APS and could result in the redemption of some or all of the APS.

State-Specific Risk
The Fund's policy of investing substantially all of its assets in New York Municipal Bonds makes the Fund more susceptible to adverse economic, political or regulatory occurrences affecting the issuers of such bonds.

Municipal Bond Market Risk
The amount of public information available about the municipal bonds in the Fund's portfolio is generally less than that for corporate equities or bonds, and the investment performance of the Fund may therefore be more dependent on the analytical abilities of PIMCO than would be a stock fund or taxable bond fund. The secondary market for municipal bonds, particularly below investment grade bonds in which the Fund may invest, also tends to be less well-developed and less liquid than many other securities markets, which may adversely affect the Fund's ability to sell its bonds at attractive prices.

Reinvestment Risk
Income from the Fund's municipal bond portfolio will decline if and when the Fund invests the proceeds from matured, traded or called bonds at market interest rates that are below the portfolio's then-current earnings rate. This could impact the Fund's net asset value and reduce asset coverage on the APS.

Leverage Risk
The Fund utilizes financial leverage for investment purposes. Leverage risk includes the risk associated with the issuance of APS to leverage the Fund's Common Shares. The Fund may also invest in RIBS and other derivative instruments, which will amplify the effects of leverage. If the dividend rate on the APS exceeds the net rate of return on the Fund's portfolio, the leverage will result in a lower net asset value than if the Fund were not leveraged, and the Fund's ability to pay dividends and to meet its asset coverage requirements on the APS would be reduced.

Because the fees received by the Manager and PIMCO are based on the Fund's managed assets, the fees will be higher when leverage (including the APS) is utilized, giving the Manager and PIMCO an incentive to utilize leverage.

Inflation Risk
Inflation risk is the risk that the value of assets or income from the Fund's investments will be worth less in the future as inflation decreases the present value of payments at future dates. As inflation increases, the real value of the APS and distributions, as well as the value of the Fund's portfolio, could decline.

Liquidity Risk
The Fund may invest up to 20% of its net assets in securities which are illiquid at the time of investment, which means a security that cannot be sold within seven days at a price which approximates fair value. Illiquid securities may trade at a discount from comparable, more liquid investments and may be subject to wide fluctuations in market value. Also, the Fund may not be able to dispose of illiquid securities when that would be beneficial at a favorable time or price.

Derivatives Risk
The Fund may utilize a variety of derivative instruments for investment or risk management purposes, such as RIBS, structured notes, options contracts, futures contracts, options on futures contracts, swap agreements, short sales and delayed delivery and forward commitment transactions. Derivatives are subject to a number of risks described elsewhere in this Prospectus, such as liquidity risk, interest rate risk, credit risk and management risk. In addition, investment by the Fund in RIBS and other derivative instruments may increase the Fund's leverage. Derivatives also involve the risk of mispricing or improper valuation, the risk of ambiguous documentation and physical custody, and the risk that changes in the value of a derivative may not correlate perfectly with an underlying asset, interest rate or index. Suitable derivative transactions may not be available in all circumstances and there can be no assurance that the Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial.

Management Risk
The Fund is subject to management risk because it is an actively managed investment portfolio. PIMCO and the individual portfolio manager will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.

Non-Diversification Risk
Because the Fund is classified as "non-diversified" under the 1940 Act, it can invest a greater portion of its assets in obligations of a single issuer. As a result, the Fund will be more susceptible than a more widely diversified fund to any single corporate, economic, political or regulatory occurrence.

Anti-Takeover Provisions
The Fund's Amended and Restated Agreement and Declaration of Trust (as amended to date, the "Declaration") and Amended By-Laws include provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund, to convert the Fund to open-end status or to change the composition of the Board of Trustees.

Certain Affiliations
Because certain broker-dealers may be considered affiliated persons of the Fund, the Manager and/or PIMCO, the Fund's ability to utilize such broker-dealers is subject to restrictions and, in some cases, is prohibited. This could limit the Fund's ability to engage in securities transactions and take advantage of market opportunities.

For additional information about the risks of investing in APS and in the Fund, see "Risks."

DIVIDENDS ON APS

The APS will entitle their holders to receive cash dividends at a rate per annum that may vary for the successive Dividend Periods for such shares. In general, except as described below, each Dividend Period for each series of APS subsequent to the Initial Dividend Period will be seven days in length. The Applicable Rate for a particular Dividend Period will be determined by an Auction conducted on the Business Day next preceding the start of such Dividend Period.

Through their Broker-Dealers, Beneficial Owners and Potential Beneficial Owners of APS may participate in Auctions, although, except in the case of Special Dividend Periods of longer than 91 days, Beneficial Owners desiring to continue to hold all of their APS regardless of the Applicable Rate resulting from Auctions need not participate. For an explanation of Auctions and the method of determining the Applicable Rate, see "Description of APS--The Auction."

Except as described herein, investors in APS will not receive certificates representing ownership of their shares. Ownership of APS will be maintained in book-entry form by the Securities Depository or its nominee for the account of the investor's Agent Member. The investor's Agent Member, in turn, will maintain records of such investor's beneficial ownership of APS. Accordingly, references herein to an investor's investment in or purchase, sale or ownership of APS are to purchases, sales or ownership of those shares by Beneficial Owners.

After the Initial Dividend Period, each Subsequent Dividend Period for each series of APS will generally consist of seven days (a "7-Day Dividend Period"); provided, however, that prior to any Auction, the Fund may elect, subject to certain limitations described herein, upon giving notice to holders thereof, a Special Dividend Period for any or all series. A "Special Dividend Period" is a Dividend Period consisting of a specified number of days, evenly divisible by seven and not fewer than 14 nor more than 364 (a "Short Term Dividend Period") or a Dividend Period consisting of a specified period of one whole year or more but not greater than five years (a "Long Term Dividend Period"). Dividends on the APS offered hereby are cumulative from the Date of Original Issue and are payable when, as and if declared by the Board of Trustees of the Fund, out of funds legally available therefor, commencing on the Initial Dividend Payment Date. In the case of Dividend Periods that are not Special Dividend Periods, dividends will be payable generally on each succeeding Thursday for Series A APS and on each succeeding Monday for Series B APS, subject to certain exceptions.

Dividends for the APS will be paid through the Securities Depository on each Dividend Payment Date. The Securities Depository's normal procedures provide for it to distribute dividends in same-day funds to Agent Members, who are in turn expected to distribute such dividends to the person for whom they are acting as agent in accordance with the instructions of such person. See "Description of APS--Dividends."

For each Subsequent Dividend Period, the cash dividend rate on each series of APS will be the Applicable Rate that the Auction Agent advises the Fund has resulted from an Auction. See "Description of APS--Dividends." The first Auction for each series of the APS is scheduled to be held on the ending date for the Initial Dividend Period as set forth above.

The Amended By-Laws provide that until the Fund gives a Request for Special Dividend Period and the related Notice of Special Dividend Period, only 7-Day Dividend Periods will be applicable to each series of APS. While the Fund does not currently intend to give a Request for Special Dividend Period with respect to any series of APS, it may so elect in the future subject to, and on, the conditions discussed under "Description of the APS--Dividends--Notification of Dividend Period."

A Special Dividend Period will not be effective for a series of APS unless Sufficient Clearing Bids exist at the Auction in respect of such Special Dividend Period. If Sufficient Clearing Bids do not exist at such Auction, the Dividend Period commencing on the Business Day succeeding such Auction will be a 7-Day Dividend Period, and the holders of the APS outstanding immediately prior to such Auction will be required to continue to hold some or all of such shares for such Dividend Period. In addition, the Fund may not give a Notice of Special Dividend Period with respect to the APS, or if the Fund has given a Notice of Special Dividend Period for the APS, the Fund will be required to give a Notice of Revocation in respect thereof, if (i) either the 1940 Act APS Asset Coverage is not satisfied or the Fund fails to maintain Moody's Eligible Assets with an aggregate Discounted Value at least equal to the APS Basic Maintenance Amount, in each case on each of the two Valuation Dates immediately preceding the Business Day prior to the related Auction Date for the APS, or
(ii) sufficient funds for the payment of dividends payable on the immediately succeeding Dividend Payment Date have not been irrevocably deposited with the Auction Agent by the close of business on the third Business Day preceding the related Auction Date. In such event, the next succeeding Dividend Period will be a 7-Day Dividend Period.

ADVANCE NOTICE OF ALLOCATION OF TAXABLE INCOME; INCLUSION OF TAXABLE INCOME IN DIVIDENDS

Dividends paid by the Fund, to the extent paid from tax-exempt income earned on municipal bonds, will be exempt from federal income tax, although a portion of those dividends may be a tax preference item for individuals for purposes of the federal alternative minimum tax. In addition, for corporations, interest on all tax-exempt obligations is taken into account in the computation of income subject to the federal alternative minimum tax. Although the Fund will at all times seek to avoid portfolio investments that pay interest that is taxable to individuals under the federal alternative minimum tax, the Fund may not succeed in this regard. The Fund is required to allocate net capital gains and other income subject to federal income tax, if any, proportionately among the Common Shares and APS. Except as noted below and under "Description of APS--Auction Procedures," whenever the Fund is aware that it will include any net capital gains or other income that is subject to federal income tax, but not including for this purpose income that is exempt for regular federal income tax purposes but subject to the alternative minimum tax ("Taxable Income"), in any dividend on the APS, the Fund will notify the Auction Agent prior to the Auction establishing the Applicable Rate for such dividend. The Auction Agent in turn will notify each Broker-Dealer whenever it receives any such notice from the Fund, and each Broker-Dealer will notify its Beneficial Owners and Potential Beneficial Owners, as provided in its Broker-Dealer Agreement. In the alternative, the Fund also may include such Taxable Income in a dividend on the APS without giving advance notice thereof if it increases the dividend by an amount sufficient to offset substantially the tax effect thereof or, in certain circumstances, makes a Gross-up Dividend, as described in the next section. The amount of Taxable Income otherwise allocable to the APS will depend upon the amount of such income realized by the Fund and other factors but generally is not expected to be significant. See "Taxes" and "Description of APS--Auction Procedures--Auction Date; Advance Notice of Allocation of Taxable Income; Inclusion of Taxable Income in Dividends."

GROSS-UP DIVIDENDS

The Fund may retroactively allocate any net capital gains or other Taxable Income to the APS without giving the advance notice described in the preceding section. If the Fund does so solely by reason of the fact that such allocation is made as a result of the redemption of all or a portion of the outstanding APS or the liquidation of the Fund, the Fund will make certain payments to holders of the APS to which such allocation was made to offset substantially the tax effect thereof. Otherwise, the Fund does not expect to make payments to holders of the APS to offset the tax effect of any reallocation of net capital gains or other taxable income. See "Description of APS--Dividends--Gross-up Dividends" and "Taxes."

DETERMINATION OF MAXIMUM APPLICABLE RATES

Except during a Non-Payment Period, the Applicable Rate for any Dividend Period for APS will not be more than the Maximum Applicable Rate applicable to such shares. The Maximum Applicable Rate for each series of APS will depend on the credit rating assigned to such series and on the duration of the Dividend Period. The Maximum Applicable Rate will be the Applicable Percentage of the Reference Rate. The Reference Rate is (i) with respect to any 7-Day Dividend Period or any Short Term Dividend Period having 28 or fewer days, the higher of the applicable "AA" Composite Commercial Paper Rate and the Taxable Equivalent of the Short-Term Municipal Obligation Rate, (ii) with respect to any Short Term Dividend Period having more than 28 but fewer than 183 days, the applicable "AA" Composite Commercial Paper Rate, (iii) with respect to any Short Term Dividend Period having 183 or more but fewer than 364 days, the applicable U.S. Treasury Bill Rate and (iv) with respect to any Long Term Dividend Period, the applicable U.S. Treasury Note Rate. The Applicable Percentage will be determined based on (i) the credit rating assigned on such date to the APS by Moody's (or, if Moody's shall not make such rating available, the equivalent of such rating by a Substitute Rating Agency) and
(ii) whether the Fund has provided notification to the Auction Agent prior to the Auction establishing the Applicable Rate for any dividend that net capital gains or other taxable income will be included in such dividend on the APS, as follows:

                                           Applicable        Applicable
                                        Percentage of     Percentage of
                                     Reference Rate--  Reference Rate--
       Moody's Credit Ratings on APS  No Notification      Notification
       -----------------------------------------------------------------
               Aa3 or higher........              110%              150%
               A....................              125               160
               Baa..................              150               250
               Below Baa............              200               275

There is no minimum Applicable Rate in respect of any Dividend Period. The Applicable Rate for any Dividend Period commencing during any Non-Payment Period, and the rate used to calculate the late charge described under "Description of APS--Dividends--Non-Payment Period; Late Charge," initially will be 200% of the Reference Rate (or 275% of such rate if the Fund has provided notification to the Auction Agent prior to the Auction establishing the Applicable Rate for any dividend that net capital gains or other taxable income will be included in such dividend on APS).

AUCTION PROCEDURES

Separate Auctions will be conducted for each series of APS. Unless otherwise permitted by the Fund, Beneficial Owners and Potential Beneficial Owners of APS may only participate in Auctions through their Broker-Dealers. Broker-Dealers will submit the Orders of their respective customers who are Beneficial Owners and Potential Beneficial Owners to the Auction Agent, designating themselves as Existing Holders in respect of shares subject to Orders submitted or deemed submitted to them by Beneficial Owners and as Potential Holders in respect of shares subject to Orders submitted to them by Potential Beneficial Owners. On or prior to each Auction Date for the APS (the Business Day next preceding the first day of each Dividend Period), each Beneficial Owner may submit Orders to its Broker-Dealer as follows:

.. Hold Order--indicating its desire to hold the APS without regard to the Applicable Rate for the next Dividend Period for such shares.

..  Bid--indicating its desire to hold the APS, provided that the Applicable
   Rate for the next Dividend Period for such shares is not less than the rate per annum specified in such Bid.

.. Sell Order--indicating its desire to sell the APS without regard to the Applicable Rate for the next Dividend Period for such shares.

A Beneficial Owner may submit different types of Orders to its Broker-Dealer with respect to the APS then held by such Beneficial Owner, provided that the total number of APS covered by such Orders does not exceed the number of APS held by such Beneficial Owner. If, however, a Beneficial Owner offers through its Broker-Dealer to purchase additional APS in such Auction, such Beneficial Owner, for purposes of such offer to purchase additional shares, will be treated as a Potential Beneficial Owner as described below. Bids by Beneficial Owners through their Broker-Dealers with rates per annum higher than the Maximum Applicable Rate will be treated as Sell Orders. A Hold Order (in the case of an Auction relating to a Dividend Period of 91 days or less) or a Sell Order (in the case of an Auction relating to a Special Dividend Period of longer than 91 days) shall be deemed to have been submitted on behalf of a Beneficial Owner if an Order with respect to the APS then held by such Beneficial Owner is not submitted on behalf of such Beneficial Owner for any reason, including the failure of a Broker-Dealer to submit such Beneficial Owner's Order to the Auction Agent.

Potential Beneficial Owners of APS may submit Bids through their Broker-Dealers in which they offer to purchase APS, provided that the Applicable Rate for the next Dividend Period for such shares is not less than the rate per annum specified in such Bid. A Bid by a Potential Beneficial Owner with a rate per annum higher than the Maximum Applicable Rate will not be considered.

Neither the Fund nor the Auction Agent will be responsible for a Broker-Dealer's failure to act in accordance with the instructions of Beneficial Owners or Potential Beneficial Owners or failure to comply with any of the foregoing.

A Broker-Dealer also may hold APS for its own account as a Beneficial Owner. A Broker-Dealer thus may submit Orders to the Auction Agent as a Beneficial Owner or a Potential Beneficial Owner and therefore participate in an Auction as an Existing Holder or Potential Holder on behalf of both itself and its customers. Any Order placed with the Auction Agent by a Broker-Dealer as or on behalf of a Beneficial Owner or a Potential Beneficial Owner will be treated in the same manner as an Order placed with a Broker-Dealer by a Beneficial Owner or a Potential Beneficial Owner. Similarly, any failure by a Broker-Dealer to submit to the Auction Agent an Order in respect of any APS held by it or its customers who are Beneficial Owners will be treated in the same manner as a Beneficial Owner's failure to submit to its Broker-Dealer an Order in respect of APS held by it, as described above. Inasmuch as a Broker-Dealer participates in an Auction as an Existing Holder or a Potential Holder only to represent the interests of a Beneficial Owner or Potential Beneficial Owner, whether it be a customer or itself, all discussion herein relating to the consequences of an Auction for Existing Holders and Potential Holders also applies to the underlying beneficial ownership interests represented thereby.

If Sufficient Clearing Bids exist in an Auction for a series of APS (that is, in general, the number of APS subject to Bids by Potential Holders with rates equal to or lower than the Maximum Applicable Rate is at least equal to the number of APS subject to Sell Orders by Existing Holders), the Applicable Rate will be the lowest rate per annum specified in the Submitted Bids which, taking into account such rate per annum and all lower rates per annum bid by Existing Holders and Potential Holders, would result in Existing Holders and Potential Holders owning all of the APS available for purchase in the Auction. If Sufficient Clearing Bids do not exist, the Dividend Period next following the Auction automatically will be a 7-Day Dividend Period and the Applicable Rate will be the Maximum Applicable Rate, and in such event, Existing Holders that have submitted Sell Orders will not be able to sell in the Auction all, and may not be able to sell any, APS subject to such Sell Orders. Thus, in certain circumstances, Existing Holders and, thus, the Beneficial Owners they represent may not have liquidity of investment. If all Existing Holders submit (or are deemed to have submitted) Hold Orders in an Auction, the Dividend Period next following the Auction automatically shall be the same length as the immediately preceding

Dividend Period, and the Applicable Rate will be 40% of the Reference Rate (as defined under "Determination of Maximum Applicable Rates" above) in effect on the date of the Auction (or 60% of such rate if the Fund has provided notification to the Auction Agent prior to the Auction establishing the Applicable Rate for any dividend that net capital gains or other taxable income will be included in such dividend on APS).

The Auction Procedures include a pro rata allocation of shares for purchase and sale, which may result in an Existing Holder selling or holding, or a Potential Holder purchasing, a number of APS that is less than the number of APS specified in its Order. To the extent the allocation has this result, a Broker-Dealer will be required to make appropriate pro rata allocations among its customers and itself.

A Sell Order by an Existing Holder will constitute an irrevocable offer to sell the APS subject thereto, and a Bid placed by an Existing Holder also will constitute an irrevocable offer to sell the APS subject thereto if the rate per annum specified in the Bid is higher than the Applicable Rate determined in the Auction, in each case at a price per share equal to $25,000. A Bid placed by a Potential Holder will constitute an irrevocable offer to purchase the APS subject thereto at a price per share equal to $25,000 if the rate per annum specified in such Bid is less than or equal to the Applicable Rate determined in the Auction. Settlement of purchases and sales will be made on the next Business Day (also a Dividend Payment Date) after the Auction Date through the Securities Depository. Purchasers will make payment through their Agent Members in same-day funds to the Securities Depository against delivery by book-entry to their Agent Members. The Securities Depository will make payment to the sellers' Agent Members in accordance with the Securities Depository's normal procedures, which now provide for payment in same-day funds. See "Description of APS--The Auction."

ASSET MAINTENANCE

Under the Amended By-Laws, the Fund must maintain (i) Moody's Eligible Assets having, in the aggregate, a Discounted Value at least equal to the APS Basic Maintenance Amount and (ii) 1940 Act APS Asset Coverage of at least 200%. See "Description of APS--Asset Maintenance."

The Fund estimates that, based on the composition of its portfolio at
          , 2002, 1940 Act APS Asset Coverage with respect to APS would be
approximately     % immediately after the issuance of the APS offered hereby in
an amount representing approximately     % of the Fund's capital (including the
capital attributable to the APS).

The Discount Factors and guidelines for calculating the Discounted Value of the Fund's portfolio for purposes of determining whether the APS Basic Maintenance Amount has been satisfied have been established by Moody's in connection with the Fund's receipt of a rating of "Aaa" on the APS on their Date of Original Issue. See "Rating agency guidelines."

MANDATORY REDEMPTION

If the APS Basic Maintenance Amount or the 1940 Act APS Asset Coverage is not maintained or restored as specified herein, the APS will be subject to mandatory redemption, out of funds legally available therefor, at the Mandatory Redemption Price of $25,000 per share plus an amount equal to dividends thereon (whether or not earned or declared) accumulated but unpaid to the date fixed for redemption. In addition, holders of APS may be entitled to receive Gross-up Dividends in the event of redemption of such APS as described herein. See "Description of APS--Dividends--Gross-up Dividends." Any such redemption will be limited to the minimum number of APS necessary to restore the APS Basic Maintenance Amount or the 1940 Act APS Asset Coverage, as the case may be. The Fund's ability to make such a mandatory redemption may be restricted by the provisions of the 1940 Act. See "Description of APS--Redemption--Mandatory Redemption."

OPTIONAL REDEMPTION

The APS are redeemable at the option of the Fund, as a whole or in part, on any Dividend Payment Date (except during the Initial Dividend Period or a Non-Call Period) at the Optional Redemption Price of $25,000 per share, plus an amount equal to dividends thereon (whether or not earned or declared) accumulated but unpaid to the date fixed for redemption plus the premium, if any, resulting from the designation of a Premium Call Period. See "Description of APS--Redemption--Optional Redemption." In addition, holders of APS may be entitled to receive Gross-up Dividends in the event of redemption of such APS as described herein. See "Description of APS--Dividends--Gross-up Dividends."

LIQUIDATION PREFERENCE

The liquidation preference of the APS will be $25,000 per share, plus an amount equal to accumulated but unpaid dividends (whether or not earned or declared). See "Description of APS--Liquidation Rights." In addition, holders of APS may be entitled to receive Gross-up Dividends in the event of the liquidation of the Fund as provided herein. See "Description of APS--Dividends--Gross-up Dividends."

RATING

It is a condition to their issuance that the APS be issued with a credit quality rating of "Aaa" from Moody's. The Fund may at some future time seek to have the APS rated by an additional or Substitute Rating Agency. See "Rating agency guidelines."

VOTING RIGHTS

The 1940 Act requires that the holders of APS and any other Preferred Shares, voting as a separate class, have the right to elect at least two Trustees at all times and to elect a majority of the Trustees at any time when two years' dividends on the APS or any other Preferred Shares are unpaid. The holders of APS and any other Preferred Shares will vote as a separate class on certain other matters as required under the Declaration and Amended By-Laws and under the 1940 Act. See "Description of APS--Voting Rights," "Description of capital structure" and "Anti-takeover and other provisions in the Declaration of Trust."

TAX CONSIDERATIONS

Interest on certain "private activity" municipal bonds is treated as a tax preference item for individuals for purposes of the federal alternative minimum tax. In addition, for corporations, interest on all tax-exempt obligations is taken into account in the computation of income subject to the federal alternative minimum tax. The Fund will at all times seek to avoid portfolio investments that pay interest that is taxable to individuals under the federal alternative minimum tax. Nonetheless, the Fund may not be successful in this regard. Therefore, if your goal is to avoid or limit your receipt of income that is taxable under the federal alternative minimum tax, you should discuss with your tax advisor whether the Fund is an appropriate investment for you. Moreover, distributions of any taxable net investment income and net short-term capital gain are taxable as ordinary income. See "Taxes."

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The Fund

The Fund is a recently organized, non-diversified, closed-end management investment company registered under the 1940 Act. The Fund was organized as a Massachusetts business trust on August 20, 2002 pursuant to the Declaration, which is governed by the laws of The Commonwealth of Massachusetts. The Fund's principal office is located at 1345 Avenue of the Americas, New York, New York 10105, and its telephone number is (212) 739-3369. The Fund is designed to provide tax benefits to investors who are residents of New York.

The Fund commenced operations on         , 2002 upon the closing of an initial
public offering of            of its Common Shares. The proceeds of such
offering were approximately $           after the payment of organizational and
offering expenses. In connection with the initial public offering of Common Shares, the underwriters were granted an option to purchase up to
additional Common Shares to cover over-allotments. On         , 2002 and
        , 2002, the underwriters purchased, at a price of $         per Common
Share, an additional            and            Common Shares, respectively,
pursuant to the over-allotment option.

Use of proceeds

The net proceeds of the offering of APS will be approximately $         after
payment of the estimated offering costs (not expected to exceed $        ). The
Fund will invest the net proceeds of the offering in accordance with the Fund's investment objective and policies discussed below under "The Fund's investments." It is presently anticipated that the Fund will be able to invest substantially all of the net proceeds in municipal bonds that meet the investment objective and policies within three months after the completion of the offering. Pending such investment, it is anticipated that the proceeds will be invested in high quality, short-term, tax-exempt securities, although the Fund may, if necessary, also invest in other high quality, short-term securities, including mortgage-backed and corporate debt securities, that may be either tax-exempt or taxable.

Capitalization

The following table sets forth the unaudited capitalization of the Fund as of
        , 2002 and as adjusted to give effect to the issuance of the APS offered hereby (including estimated offering expenses and sales load of
$          ).

                                                                   As of ________, 2002
                                                                   Actual  As Adjusted
---------------------------------------------------------------------------------------
Auction Preferred Shares, par value $0.00001 per share (no
  shares issued;        shares issued, as adjusted, at $25,000 per
  share liquidation preference)...................................   $         $
Common Shares, par value $0.00001 per share,          shares
  outstanding.....................................................   $         $
Undistributed net investment income...............................   $         $
Net realized gain on investments..................................   $         $
Net unrealized appreciation of investments........................   $         $
Net assets applicable to Common Shares and Auction Preferred
  Shares..........................................................   $         $

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Portfolio composition

As of         , 2002, approximately     % of the market value of the Fund's
portfolio was invested in long-term municipal bonds, and approximately     % of
the market value of the Fund's portfolio was invested in cash. The following table sets forth certain information with respect to the composition of the
Fund's investment portfolio as of         , 2002.

                                 Number
                                     of          Value
                  S&P*  Moody's* Issues (in Thousands) Percent
                  --------------------------------------------
                  AAA   Aaa                   $            %
                  AA    Aa1, Aa
                  A     A1
                  BBB   Baa1
                  BB    Ba1
                  B     B1
                  NR+   NR+
                  Cash
                  -----            -          -          ---
                  Total                                  100%
--------
* Ratings: Using the higher of S&P's or Moody's ratings on the Fund's municipal bonds. S&P rating categories may be modified further by a plus (+) or minus (-) in AA, A, BBB, BB, B and C ratings. Moody's rating categories may be modified further by a 1, 2, or 3 in Aa, A, Baa, Ba and B ratings.

+ Securities that are not rated by S&P or Moody's. Such municipal bonds may be rated by Rating Agencies other than S&P or Moody's or may not be rated by any such Rating Agency. With respect to the percentage of the Fund's assets invested in such securities, PIMCO believes that these are of comparable quality to municipal bonds rated investment grade (that is, rated within the four highest grades by Moody's, S&P or Fitch). This determination is based on PIMCO's own internal evaluation and does not necessarily reflect how such securities would be rated by Moody's, S&P or Fitch if they were to rate the securities.

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The Fund's investments

INVESTMENT OBJECTIVE AND POLICIES

The Fund's investment objective is to provide current income exempt from federal, New York State and New York City income tax. In pursuing this objective, PIMCO also seeks to preserve and enhance the value of the Fund's holdings relative to the municipal bond market generally, using proprietary analytical models that test and evaluate the sensitivity of those holdings to changes in interest rates and yield relationships.

PIMCO may at times believe that bonds associated with a particular municipal market sector (for example, electric utilities), issued by a particular municipal issuer or having particular structural characteristics are undervalued. PIMCO may purchase such a bond for the Fund's portfolio because it represents a market sector or issuer that PIMCO considers undervalued, even if the value of the particular bond appears to be consistent with the value of similar bonds. Municipal bonds of particular types (e.g., hospital bonds, industrial revenue bonds or bonds issued by a particular municipal issuer) may be undervalued because there is a temporary excess of supply in that market sector, or because of a general decline in the market price of municipal bonds of the market sector for reasons that do not apply to the particular municipal bonds that are considered undervalued. The Fund's investment in municipal bonds may be based on PIMCO's belief that their yield and/or total return potential is higher than that available on bonds bearing similar levels of interest rate risk, credit risk and other forms of risk, or that their value relative to the municipal bond market is less sensitive to these risks. The Fund attempts to increase its portfolio value relative to the municipal bond market generally by prudent selection of municipal bonds regardless of the direction the market may move. Any capital appreciation realized by the Fund will generally result in the distribution of taxable capital gains to holders of APS.

Under normal market conditions, the Fund will invest substantially all (at least 90%) of its net assets in New York Municipal Bonds.

Under normal market conditions, the Fund will invest at least 80% of its net assets in municipal bonds which are of investment grade quality at the time of investment, including bonds that are unrated but judged to be of investment grade quality by PIMCO. Investment grade quality means that such bonds are rated, at the time of investment, within the four highest grades (Baa or BBB or better by Moody's, S&P or Fitch) or are unrated but judged to be of comparable quality by PIMCO. The Fund may invest up to 20% of its net assets in municipal bonds that are rated, at the time of investment, Ba/BB or B by Moody's, S&P or Fitch or bonds that are unrated but judged to be of comparable quality by PIMCO. Bonds of below investment grade quality (Ba/BB or below) are commonly referred to as "junk bonds." Bonds of below investment grade quality are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. Bonds in the lowest investment grade category may also be considered to possess some speculative characteristics by certain rating agencies. The foregoing credit quality policies apply only at the time a security is purchased, and the Fund is not required to dispose of a security in the event that a rating agency or PIMCO downgrades its assessment of the credit characteristics of a particular issue. In determining whether to retain or sell such a security, PIMCO may consider such factors as PIMCO's assessment of the credit quality of the issuer of such security, the price at which such security could be sold and the rating, if any, assigned to such security by other rating agencies. A general description of Moody's, S&P's and Fitch's ratings of municipal bonds is set forth in Appendix A to the Statement of Additional Information. See "--Municipal Bonds" below for a general description of the economic and credit characteristics of municipal issuers in New York. The Fund may also invest up to 10% of its net assets in securities of

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The Fund's investments
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other open- or closed-end investment companies that invest primarily in municipal bonds of the types in which the Fund may invest directly. As a stockholder in an investment company, the Fund would bear its ratable share of that investment company's expenses in addition to the Fund's own expenses.
See "--Other Investment Companies" below.

The Fund may purchase municipal bonds that are additionally secured by insurance, bank credit agreements or escrow accounts. The credit quality of companies which provide such credit enhancements will affect the value of those securities. Although the insurance feature reduces certain financial risks, the premiums for insurance and the higher market price paid for insured obligations may reduce the Fund's income. Insurance generally will be obtained from insurers with a claims-paying ability rated Aaa by Moody's or AAA by S&P or Fitch. The insurance feature does not guarantee the market value of the insured obligations or the net asset value of the APS or the Common Shares.

Upon PIMCO's recommendation, for temporary defensive purposes, the Fund may invest up to 100% of its net assets in high quality, short-term investments, including mortgage-backed and corporate debt securities, that may be either tax-exempt or taxable. The Fund may also invest without limit in these securities temporarily in order to keep the Fund's cash fully invested, including during the period in which the net proceeds of this offering are being invested. The Fund intends to invest in taxable short-term investments only in the event that suitable tax-exempt short-term investments are not available at reasonable prices and yields. Investment in taxable short-term investments would result in a portion of your dividends being subject to federal, New York State and New York City income taxes. However, as discussed below under "Description of APS--Auction Procedures--Auction Date; Advance Notice of Allocation of Taxable Income; Inclusion of Taxable Income in Dividends," dividends on APS will generally increase if Taxable Income is included in a dividend.

The Fund cannot change its investment objective without the approval of the holders of a "majority of the outstanding" Common Shares and any Preferred Shares (including the APS) voting together as a single class and of the holders of a "majority of the outstanding" Preferred Shares (including the APS) voting as a separate class. A "majority of the outstanding" shares (whether voting together as a single class or voting as a separate class) means (i) 67% or more of such shares present at a meeting, if the holders of more than 50% of those shares are present or represented by proxy, or (ii) more than 50% of such shares, whichever is less. See "Description of APS--Voting Rights" for additional information with respect to the voting rights of holders of APS.

The Fund will at all times seek to avoid bonds generating interest potentially subjecting individuals to the federal alternative minimum tax. Nonetheless, the Fund may not be successful in this regard and if you are, or as a result of an investment in the Fund would become, subject to the federal alternative minimum tax, the APS may not be a suitable investment for you. Special alternative minimum tax rules apply to corporate holders. In addition, capital gain dividends will be subject to capital gains taxes. See "Tax Matters."

The following provides additional information regarding the types of securities and other instruments in which the Fund will ordinarily invest. A more detailed discussion of these and other instruments and investment techniques that may be used by the Fund is provided under "Investment Objective and Policies" in the Statement of Additional Information.

MUNICIPAL BONDS

Municipal bonds are either general obligation or revenue bonds and typically are issued to finance public projects (such as roads or public buildings), to pay general operating expenses or to refinance

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The Fund's investments
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outstanding debt. General obligation bonds are backed by the full faith and credit, or taxing authority, of the issuer and may be repaid from any revenue source; revenue bonds may be repaid only from the revenues of a specific facility or source. The Fund also may purchase municipal bonds that represent lease obligations. These carry special risks because the issuer of the bonds may not be obligated to appropriate money annually to make payments under the lease. In order to reduce this risk, the Fund will only purchase municipal bonds representing lease obligations where PIMCO believes the issuer has a strong incentive to continue making appropriations until maturity.

The New York Municipal Bonds in which the Fund will invest are generally issued by the State of New York, a city in New York or a political subdivision, agency or instrumentality of such state or city.

The yields on municipal bonds depend on a variety of factors, including prevailing interest rates and the condition of the general money market and the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue. The market value of municipal bonds will vary with changes in interest rate levels and as a result of changing evaluations of the ability of their issuers to meet interest and principal payments.

The Fund will invest primarily in municipal bonds with long-term maturities with the result that the weighted average maturity of the Fund will frequently be 15-30 years, but the weighted average maturity of obligations held by the Fund may be shorter at any time or from time to time, depending on market conditions.

WHEN-ISSUED, DELAYED DELIVERY AND FORWARD COMMITMENT TRANSACTIONS

The Fund may purchase securities which it is eligible to purchase on a when-issued basis, may purchase and sell such securities for delayed delivery and may make contracts to purchase such securities for a fixed price at a future date beyond normal settlement time (forward commitments). When-issued transactions, delayed delivery purchases and forward commitments involve a risk of loss if the value of the securities declines prior to the settlement date. The risk is in addition to the risk that the Fund's other assets will decline in value. Therefore, these transactions may result in a form of leverage and increase the Fund's overall investment exposure. Typically, no income accrues on securities the Fund has committed to purchase prior to the time delivery of the securities is made, although the Fund may earn income on securities it has segregated to cover these positions.

STRUCTURED NOTES

The Fund may invest in "structured" notes, which are privately negotiated debt obligations where the principal and/or interest is determined by reference to the performance of a benchmark asset, market or interest rate, such as selected securities, an index of securities or specified interest rates, or the differential performance of two assets or markets, such as indices reflecting taxable and tax-exempt bonds. Depending on the terms of the note, the Fund may forgo all or part of the interest and principal that would be payable on a comparable conventional note. The rate of return on structured notes may be determined by applying a multiplier to the performance or differential performance of the referenced index(es) or other asset(s). Application of a multiplier involves leverage that will serve to magnify the potential for gain and the risk of loss.

The Fund currently intends that any use of structured notes will be for the purpose of reducing the interest rate sensitivity of the Fund's portfolio (and thereby decreasing the Fund's exposure to interest rate risk) and, in any event, that the interest income on the notes will normally be exempt from federal, New York State and New York City income tax. The Fund will only invest in structured notes if it has received an opinion of counsel for the issuer (or the advice of another authority believed by PIMCO to be

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The Fund's investments
--------------------------------------------------------------------------------

reliable) that the interest income on the notes will be exempt from federal, New York State and New York City income tax. Like other sophisticated strategies, the Fund's use of structured notes may not work as intended; for example, the change in value of the structured notes may not match very closely the change in the value of bonds that the structured notes were purchased to hedge.

VARIABLE AND FLOATING RATE SECURITIES

Variable and floating rate securities provide for a periodic adjustment in the interest rate paid on the obligations. The Fund may invest in floating rate debt instruments ("floaters") and engage in credit spread trades. While floaters provide a certain degree of protection against rising interest rates, the Fund will participate in any decline in interest rates as well, although this is no guarantee that the interest rates earned by the Fund on its investments will be greater than the dividend rate payable with respect to the APS. A credit spread trade is an investment position relating to a difference in the prices or interest rates of two bonds or other securities, where the value of the investment position is determined by changes in the difference between such prices or interest rates, as the case may be, of the respective securities.

RESIDUAL INTEREST MUNICIPAL BONDS (RIBS)

The Fund may also invest up to 10% of its total assets in RIBS, whose interest rates bear an inverse relationship to the interest rate on another security or the value of an index. An investment in RIBS typically will involve greater risk than an investment in a fixed rate bond. Because increases in the interest rate on the other security or index reduce the residual interest paid on a RIB, the value of a RIB is generally more volatile than that of a fixed rate bond. RIBS have interest rate adjustment formulas that generally reduce or, in the extreme, eliminate the interest paid to the Fund when short-term interest rates rise and increase the interest paid to the Fund when short-term interest rates fall. RIBS have varying degrees of liquidity that approximate the liquidity of the underlying bond(s), and the market price for these securities is volatile. These securities generally will underperform the market of fixed rate bonds in a rising interest rate environment but tend to outperform the market of fixed rate bonds when interest rates decline or remain relatively stable. Although volatile, RIBS typically offer the potential for yields exceeding the yields available on fixed rate bonds with comparable credit quality, coupon, call provisions and maturity. The Fund may also invest in RIBS for the purpose of increasing the Fund's leverage. Should short-term and long-term interest rates rise, the combination of the Fund's investment in RIBS and its use of other forms of leverage (including through the issuance of APS or the use of other derivative instruments) likely will adversely affect the Fund's net asset value. Trusts in which RIBS may be held could be terminated, in which case the residual bond holder would take possession of the underlying bond(s) on an unleveraged basis.

OTHER INVESTMENT COMPANIES

The Fund may invest up to 10% of its net assets in securities of other open- or closed-end investment companies that invest primarily in municipal bonds of the types in which the Fund may invest directly. The Fund may invest in other investment companies either during periods when it has large amounts of uninvested cash, such as the period shortly after the Fund receives the proceeds of the offering of the APS, during periods when there is a shortage of attractive, high-yielding municipal bonds available in the market, or when PIMCO believes share prices of other investment companies offer attractive values. The Fund may invest in investment companies that are advised by PIMCO or its affiliates to the extent permitted by applicable law and/or pursuant to exemptive relief from the Securities and Exchange Commission. As a stockholder in an investment company, the Fund will bear its ratable share of that investment company's expenses and would remain subject to payment of the Fund's management fees and other expenses with respect to assets so invested. PIMCO will take expenses into account when

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evaluating the investment merits of an investment in an investment company relative to available municipal bond investments. In addition, the securities of other investment companies may also be leveraged and will therefore be subject to the risks associated with leverage. The net asset value and market value of leveraged shares will be more volatile, and the yield to shareholders will tend to fluctuate more than the yield generated by unleveraged shares.

DERIVATIVES

The Fund may, but is not required to, use a variety of derivative instruments to add leverage to the portfolio, for risk management purposes or as part of its investment strategies. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index and may relate to individual debt instruments, interest rates and related indexes. Examples of derivative instruments that the Fund may use include RIBS, structured notes, options contracts, futures contracts, options on futures contracts, swap agreements, short sales and delayed delivery and forward commitment transactions. The Fund's use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investments directly in securities and other more traditional investments. See "Risks--Derivatives Risk." Certain types of derivative instruments that the Fund may utilize with some frequency are described elsewhere in this section, including those described under "--Structured Notes" and "--Residual Interest Municipal Bonds (RIBS)" above. Please see "Investment Objective and Policies--Derivative Instruments" in the Statement of Additional Information for additional information about these and other derivative instruments that the Fund may use and the risks associated with such instruments. Income earned by the Fund from many derivatives transactions will be treated as capital gain and, if not offset by net realized capital loss, will be distributed to shareholders in taxable distributions. There is no assurance that derivative strategies will be available at any time or that PIMCO will determine to use them for the Fund or, if used, that the strategies will be successful. In addition, the Fund's use of derivative instruments will be limited by the Rating Agency guidelines described below. See "Rating agency guidelines."

Please see "Investment Objective and Policies" in the Statement of Additional Information for additional information regarding the investments of the Fund and their related risks.

Risks

Risk is inherent in all investing. Investing in any investment company security involves risk, including the risk that you may receive little or no return on your investment or even that you may lose part or all of your investment. Therefore, before purchasing APS, you should consider carefully the following risks that you assume when you invest in the Fund.

AUCTION RISK

You may not be able to sell your APS at an Auction if the Auction fails; that is, if there are more APS offered for sale than there are buyers for those shares. If Sufficient Clearing Bids do not exist in an Auction, the Applicable Rate will be the Maximum Applicable Rate, and in such event, owners of APS wishing to sell will not be able to sell all, and may not be able to sell any, of such shares in the Auction. As a result, your investment in APS may be illiquid. Neither the Broker-Dealers nor the Fund are obligated to purchase APS in an Auction or otherwise, nor is the Fund required to redeem APS in the event of a failed Auction. Also, if you place bid orders (orders to retain APS) at an Auction only at a specified rate and that bid rate exceeds the Applicable Rate set at the Auction, you will not retain your APS. Finally, if you elect to retain APS without specifying a rate below which you would not wish to continue to hold those APS and the Auction sets a below-market rate, you may receive a lower rate of return on your APS than the market rate. See "Description of APS--The Auction" and "Description of APS--Auction Procedures."

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RATINGS AND ASSET COVERAGE RISK

While Moody's is expected to assign a rating of "Aaa" to the APS, the ratings would not eliminate or necessarily mitigate the risks of investing in the APS. A Rating Agency could downgrade the APS, which may make your shares less liquid at an Auction or in the secondary market. In addition, the Fund may be forced to redeem your APS to meet regulatory or Rating Agency requirements. The Fund may also voluntarily redeem APS under certain circumstances. See "Description of APS--Redemption." The Fund may not redeem APS if such a redemption would cause the Fund to fail to meet regulatory or Rating Agency asset coverage requirements, and the Fund may not declare, pay or set apart for payment any dividend or other distribution if immediately thereafter the Fund would fail to meet regulatory asset coverage requirements. In addition, as a condition to its receipt of an "Aaa" rating on the APS, the Fund has agreed to certain investment limitations, which may restrict the Fund from making investments that PIMCO believes would benefit the Fund. See "Rating agency guidelines" for descriptions of the significance and limitations of the ratings on the APS and of the asset maintenance and other tests the Fund must meet.

SECONDARY MARKET RISK

The Broker-Dealers may maintain a secondary trading market in the APS outside of Auctions; however, they have no obligation to do so, and there can be no assurance that a secondary market for the APS will develop or, if it does develop, that it will provide holders with a liquid trading market (i.e., trading will depend on the presence of willing buyers and sellers and the trading price is subject to variables to be determined at the time of the trade by the Broker-Dealers). The APS will not be registered on any stock exchange or on any automated quotation system. If you try to sell your APS between Auctions, you may not be able to sell any or all of your shares, or you may receive a purchase price of less than $25,000 per share. An increase in the level of interest rates, particularly during any Long Term Dividend Period, likely will have an adverse effect on the secondary market price of the APS.

LIMITED OPERATING HISTORY

The Fund is a recently organized, non-diversified, closed-end management investment company which has been operational for less than two months.

INTEREST RATE RISK

Interest rate risk is the risk that bonds (and the Fund's net assets) will decline in value because of changes in interest rates. Generally, municipal bonds will decrease in value when interest rates rise and increase in value when interest rates decline. The value of the longer-term bonds in which the Fund generally invests normally fluctuates more in response to changes in interest rates than does the value of shorter-term bonds. Because the Fund will invest primarily in long-term bonds, the Fund's net asset value will fluctuate more in response to changes in market interest rates than if the Fund invested primarily in shorter-term bonds. The Fund may invest up to 10% of its total assets in RIBS. Compared to similar fixed rate municipal obligations, the value of RIBS will fluctuate to a greater extent in response to changes in prevailing long-term interest rates. Moreover, the income earned on RIBS will fluctuate in response to changes in prevailing short-term interest rates. Thus, when RIBS are held by the Fund, an increase in short- or long-term market interest rates will adversely affect the income received from such bonds or the net asset value of the Fund's shares.

The APS pay dividends based on short-term interest rates. The Fund will use the proceeds from the issuance of APS to buy municipal bonds, which generally pay interest based on longer-term yields. Long-term municipal bond yields are typically, although not always, higher than short-term interest

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rates. If short-term interest rates rise, the dividend rate on the APS may rise so that the amount of dividends payable to APS shareholders exceeds the income from the portfolio securities purchased with the proceeds from the APS. Because income from the Fund's entire investment portfolio (not just the portion of the portfolio purchased with the proceeds of the APS offering) is available to pay APS dividends, however, APS dividend rates would need to greatly exceed the Fund's net portfolio income before the Fund's ability to pay APS dividends would be jeopardized. If long-term rates rise, the value of the Fund's investment portfolio will decline, reducing the amount of assets serving as asset coverage for the APS.

The Fund may utilize certain strategies, including investments in structured notes, for the purpose of reducing the interest rate sensitivity of the portfolio and decreasing the Fund's exposure to interest rate risk, although there is no assurance that it will do so or that such strategies will be successful. See "How the Fund manages risk--Hedging and Related Strategies."

CREDIT RISK

The Fund could lose money if the issuer of a municipal bond, or the counterparty to a derivatives contract or other obligation, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Because the primary source of income for the Fund is the interest and principal payments on the municipal bonds in which it invests, any default by an issuer of a municipal bond could have a negative impact on the Fund's ability to pay dividends on the APS and could result in the redemption of some or all of the APS. In general, lower-rated municipal bonds carry a greater degree of risk that the issuer will lose its ability to make interest and principal payments, which could have a negative impact on the Fund's net asset value or dividends. The Fund may invest up to 20% of its net assets in municipal bonds that are rated Ba/BB or B by Moody's, S&P or Fitch or bonds that are unrated but judged to be of comparable quality by PIMCO. Bonds rated Ba/BB or B are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal, and these bonds are commonly referred to as "junk bonds." The prices of these lower-grade bonds are more sensitive to negative developments, such as a decline in the issuer's revenues or a general economic downturn, than are the prices of higher-grade securities. Municipal bonds in the lowest investment grade category may also be considered to possess some speculative characteristics by certain Rating Agencies.

STATE-SPECIFIC RISK

As described above, under normal market conditions, the Fund will invest substantially all of its net assets in New York Municipal Bonds. The Fund is therefore susceptible to political, economic or regulatory factors affecting issuers of New York State (the "State") and New York City (the "City") municipal bonds. The following information provides only a brief summary of the complex factors affecting the financial situation in the State and the City and is derived from sources that are generally available to investors. The information is intended to give a recent historical description and is not intended to indicate future or continuing trends in the financial or other positions of the State and the City. It should be noted that the creditworthiness of obligations issued by local New York issuers may be unrelated to the creditworthiness of obligations issued by the State and the City, and that there is no obligation on the part of the State to make payment on such local obligations in the event of default.

The events of September 11, 2001 had a significant impact upon the State economy generally and more directly on that of the City. While the City and State expect, based on actions of the U.S. Congress and the President, that they will be fully reimbursed for the cost to recover from, clean up and repair the consequences of the World Trade Center attack, the City Comptroller reported in September 2002 that, of the more than $21 billion in federal aid promised for this effort, only $2.7 billion has actually been


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received. Furthermore, prior to September 11, the nation's and the State's economies had been weakening, and the loss of over 100,000 jobs in the City has produced material budgetary pressures including increases to later year budget gaps for the City and reductions to State surpluses. The City's unemployment rate increased to 8.0% in June 2002 from 5.7% a year earlier. The City Comptroller's Office has estimated the total cost of the attacks to the City to be between $83 billion and $95 billion.

New York State has historically been one of the wealthiest states in the nation. For decades, however, the State's economy grew more slowly than that of the nation as a whole, gradually eroding the State's relative economic affluence, as urban centers lost the more affluent to the suburbs and people and business migrated to the South and West. However, since 1999, prior to the impact of the events of September 11, the growth of the State's economy has equaled or exceeded national trends. The State has for many years had a very high state and local tax burden relative to other states. The burden of state and local taxation, in combination with the many other causes of regional economic dislocation, has contributed to the decisions of some businesses and individuals to relocate outside, or not locate within, the State and remains an impediment to growth and job creation. The State's and the City's economies remain more reliant on the securities industry than is the national economy. As a result, the downturn in that industry prior to September 11 resulted in adverse changes in wage and employment levels.

The State ended its 2000-2001 fiscal year with a cash surplus of approximately $1.1 billion. In its January 22, 2002 quarterly update, in part as a result of the events of September 11, the State projected a decline in economic growth and lower employment levels in 2002. As a result of declines in State employment, Wall Street bonuses, and non-wage income levels, personal income is expected to decline in 2001-2002 and increase minimally in 2002-2003. In the quarterly update, the State Division of the Budget projected a closing balance in the General Fund of $2.1 billion in 2001-2002. The State noted that there are significant risk factors that could result in a reduction in economic activity statewide such as greater job losses, weaker financial markets and smaller bonus payments by Wall Street firms.

On May 15, 2002, the Governor and legislative leaders announced that they had come to an agreement on a final balanced 2002-03 State Budget (the "State Budget"). The State Budget was enacted on May 16, 2002 and included actions to close the budget gap previously identified in the State Executive Budget plus an additional $1.4 billion gap identified in March and April 2002. Under the State Budget, taxpayer-supported General Fund spending falls by $1 billion, or
2.4 percent. General Fund spending will total $40.2 billion. All funds spending will increase by less than 1 percent (0.8%) from that proposed in the State Executive Budget and will total $89.6 billion.


The State Budget includes a series of one-time actions to close a projected budget gap of $6.8 billion. These actions included using $1.2 billion of available cash reserves and other fund balances; implementing a tax amnesty program; offering early retirement to state workers; and converting hard dollar capital financing to bonding while reducing overall capital authorizations. The State's Tax Stabilization Reserve Fund, a fund to address unforeseen budget needs, will be maintained at $710 million.

Press reports in mid October 2002 have indicated that the State's budget gap for the 2002-03 and 2003-04 fiscal years may have grown substantially to between $10.0 billion and $12.0 billion. Neither the Governor, who is running for re-election, nor his principal challenger have provided any details on proposals to close an increased gap. The State's tax collections in the 2002 second calendar quarter lagged significantly behind the same period last year.

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On April 17, 2002, the Mayor of the City released the City of New York Executive Budget (the "City Executive Budget") Fiscal Year 2003 (July 1, 2002 to June 30, 2003), which includes a financial plan for fiscal years 2003 through 2006. On June 21, 2002, the Mayor and the City Council adopted the City's budget for 2003 (the "City Budget") and the City's financial plan for the 2002 through 2006 fiscal years (the "City Financial Plan") which incorporated such City Executive Budget and financial plan. The City Budget and City Financial Plan included a number of steps to close a projected $5.0 billion budget gap for fiscal year 2003, including city agency cuts ranging up to 36%, staffing changes requiring union consent, stretching out some elements of the City's four year construction plan to five years, debt restructuring and asset sales and proposed State and federal initiatives to generate up to $2.2 billion of gap closing actions in fiscal year 2003 and an aggregate of $5.5 billion in fiscal years 2004 through 2006. The City Budget and City Financial Plan provide that the City's Transitional Finance Authority issue $1.5 billion of its general obligation bonds in fiscal year 2003 to help close the budget gap. As a result of extraordinary actions to address the impact of September 11, the City Executive Budget projected balanced budgets in the 2002 and 2003 fiscal years and budget gaps of $3.7 billion, $4.2 billion and $4.6 billion, respectively, for the 2004, 2005 and 2006 fiscal years prior to any gap closing actions. The Mayor proposed to close these outyear gaps through unspecified additional City agency cuts, federal and State initiatives and other actions.

On July 18, 2002, the Mayor announced that the City would have to cut an additional $1 billion of expenses from the 2003 fiscal year budget in order to deal with an increase in the 2003 budget gap. The Mayor instructed City agencies to provide proposals for cuts of 7.5% in their budgets for fiscal 2003 which will be announced in November 2002. The Mayor on October 18, 2002 announced that the projected budget gap for the 2004 fiscal year had grown to as much as $6.0 billion and that the projected budget gaps for fiscal years 2005 and 2006 had grown to $5.6 billion and $6.0 billion, respectively. As of October 23, 2002, due to an unanticipated drop in revenues, the City Council is projecting, and the Mayor's office has confirmed that there may be a new budget gap of approximately $1 billion in fiscal 2003. The City will not be able to close these gaps without additional significant state or federal aid according to the Mayor and City Comptroller, which given State and Federal budget constraints may not be forthcoming.

The City depends on aid from the State and federal government to both enable the City to balance its budget and to meet its cash requirements. The City Financial Plan provides for an additional $790 million in State and federal aid and actions in fiscal year 2003 alone, which given the size of the newly-projected shortfalls, is insufficient to balance the City's budget. Therefore, without a significant increase in State or federal aid for fiscal year 2003 or thereafter the Mayor may be required to propose significant additional spending reductions or tax increases to balance the City's budget.

According to the Mayor, budget cuts required to close these new gaps are not feasible because, of the City's total budget of approximately $42 billion, only $15 billion represent expenditures over which the City has direct control. The remaining $27 billion in spending is mandated by federal and state laws and would require legislation at other levels of government to change.

Since the budget gap may not be closed through cuts, the City may have to turn to tax and fee increases to cover a large portion of projected shortfalls. Experts and city officials have discussed, among other ideas, raising the property tax rate by 10%, adding a 10% surcharge onto the City income tax, reinstituting the commuter tax and increasing public transportation fees and bridge tolls. Estimates of the increased revenues from a combination of the property tax increase, income tax surcharge and reinstitution of the commuter tax are approximately $2 billion per year.


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If the State, the State agencies, the City, other municipalities or school districts were to suffer serious financial difficulties jeopardizing their respective access to the public credit markets, or increasing the risk of a default, the market price of municipal bonds issued by such entities could be adversely affected.

As of July 18, 2002, Moody's rated the City's outstanding general obligation bonds A2, S&P rated such bonds A and Fitch rated such bonds A+. Such ratings reflect only the view of Moody's, S&P's and Fitch, from which an explanation of the significance of such ratings may be obtained. However, in November 2001, Moody's changed its rating of the City's outlook from stable to negative. There is no assurance that such ratings will continue for any given period of time or that they will not be revised downward or withdrawn entirely. Any such downward revision or withdrawal could have an adverse effect on the market prices of City bonds and could increase the City's borrowing costs. Moody's has given the State's general obligation bonds a rating of A2, S&P had given the bonds a rating of AA and Fitch had given the bonds a rating of AA. These ratings reflect the City's and the State's credit quality only, and do not indicate the creditworthiness of tax-exempt securities of other issuers in which the Fund may invest. Furthermore, it cannot be assumed that the City or the State will maintain their current credit ratings.

The foregoing information constitutes only a brief summary of some of the general factors that may impact certain issuers of New York Municipal Bonds and does not purport to be a complete or exhaustive description of all adverse conditions to which the issuers of such bonds held by the Fund are subject. Additionally, many factors including national economic, social and environmental policies and conditions, which are not within the control of the issuers of New York Municipal Bonds, could affect or could have an adverse impact on the financial condition of the issuers. The Fund is unable to predict whether or to what extent such factors or other factors may affect the issuers of New York Municipal Bonds, the market value or marketability of such bonds or the ability of the respective issuers of the bonds acquired by the Fund to pay interest on or principal of such bonds.

For a more detailed description of these and other risks affecting investment in New York Municipal Bonds, see "Appendix B--Factors Pertaining to New York" in the Statement of Additional Information.

MUNICIPAL BOND MARKET RISK

Investing in the municipal bond market involves certain risks. The amount of public information available about the municipal bonds in the Fund's portfolio is generally less than that for corporate equities or bonds, and the investment performance of the Fund may therefore be more dependent on the analytical abilities of PIMCO than would be a stock fund or taxable bond fund. The secondary market for municipal bonds, particularly the below investment grade bonds in which the Fund may invest, also tends to be less well developed or liquid than many other securities markets, which may adversely affect the Fund's ability to sell its bonds at attractive prices.

The ability of municipal issuers to make timely payments of interest and principal may be diminished during general economic downturns and as governmental cost burdens are reallocated among federal, state and local governments. In addition, laws enacted in the future by Congress or state legislatures or referenda could extend the time for payment of principal and/or interest, or impose other constraints on enforcement of such obligations, or on the ability of municipal issuers to levy taxes. Issuers of municipal securities might seek protection under the bankruptcy laws. In the event of bankruptcy of such an issuer, the Fund could experience delays in collecting principal and interest and the Fund may not, in all circumstances, be able to collect all principal and interest to which it is entitled. To enforce its rights in the event of a default in the payment of interest or repayment of principal, or both, the Fund may take possession of and manage the assets securing the issuer's obligations on such securities, which may increase the Fund's operating expenses. Any income derived from the Fund's ownership or operation of such assets may not be tax exempt.

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REINVESTMENT RISK

Reinvestment risk is the risk that income from the Fund's municipal bond portfolio will decline if and when the Fund invests the proceeds from matured, traded or called bonds at market interest rates that are below the portfolio's then-current earnings rate. A decline in income could affect the Fund's net asset value or reduce asset coverage on the APS.

LEVERAGE RISK

The Fund expects to utilize financial leverage on an ongoing basis for investment purposes. Leverage risk includes the risk associated with the issuance of APS to leverage the Common Shares. If the dividend rate on the APS exceeds the net rate of return on the Fund's portfolio, the leverage will result in a lower net asset value than if the Fund were not leveraged, and the Fund's ability to pay dividends and meet its asset coverage requirements on the APS would be reduced. Because the long-term bonds included in the Fund's portfolio will typically pay fixed rates of interest while the dividend rate on the APS will be adjusted periodically, this could occur even when both long-term and short-term municipal rates rise. Similarly, any decline in the net asset value of the Fund's investments could result in the Fund being in danger of failing to meet its asset coverage requirements or of losing its expected "Aaa" rating on the APS or, in an extreme case, the Fund's current investment income might not be sufficient to meet the dividend requirements on the APS. In order to counteract such an event, the Fund might need to liquidate investments in order to fund a redemption of some or all of the APS.

While the Fund may from time to time consider reducing leverage in response to actual or anticipated changes in interest rates in an effort to mitigate the increased volatility of current income and net asset value associated with leverage, there can be no assurance that the Fund will actually reduce leverage in the future or that any reduction, if undertaken, will be effective. Changes in the future direction of interest rates are very difficult to predict accurately. If the Fund were to reduce leverage based on a prediction about future changes to interest rates and that prediction turned out to be incorrect, the reduction in leverage would likely operate to reduce the Fund's net asset value relative to the circumstance where the Fund had not reduced leverage. PIMCO may decide that this risk outweighs the likelihood of achieving the desired reduction to volatility in income and net asset value if the prediction were to turn out to be correct, and determine not to reduce the Fund's leverage as described above.

The Fund may invest in securities of other investment companies. Such securities may also be leveraged and will therefore be subject to the leverage risks described above.

The Fund may also invest up to 10% of its total assets in RIBS and invest in other derivative instruments, which may amplify the effects of leverage and, during periods of rising short-term interest rates, may adversely affect the Fund's net asset value. See "Residual Interest Municipal Bonds (RIBS)" and "Derivatives" under "The Fund's investments" and the Statement of Additional Information under "Investment Objective and Policies--Derivative Instruments."

Because the fees paid to the Manager and PIMCO will be calculated on the basis of the Fund's managed assets, the fees will be higher when leverage is utilized, giving the Manager and PIMCO an incentive to utilize leverage.

INFLATION RISK

Inflation risk is the risk that the value of assets or income from the Fund's investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real, or inflation-adjusted, value of the APS and distributions can decline. However, during any periods of rising inflation, APS dividend payments, if any, may increase, which would tend to offset this risk.


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LIQUIDITY RISK

The Fund may invest up to 20% of its net assets in securities which are illiquid at the time of investment. The term "illiquid securities" for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the value at which the Fund has valued the securities. Illiquid securities may be subject to wide fluctuations in market value. The Fund may be subject to significant delays in disposing of illiquid securities. Accordingly, the Fund may be forced to sell these securities at less than fair market value or may not be able to sell them when PIMCO believes it is desirable to do so. Illiquid securities also may entail registration expenses and other transaction costs that are higher than those for liquid securities. Restricted securities, i.e., securities subject to legal or contractual restrictions on resale, may be illiquid. However, some restricted securities (such as securities issued pursuant to Rule 144A under the Securities Act of 1933, as amended, and certain commercial paper) may be treated as liquid for these purposes.

DERIVATIVES RISK

Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index (or relationship between two indexes). The Fund may invest in a variety of derivative instruments, such as RIBS, structured notes, options contracts, futures contracts, options on futures contracts, swap agreements, short sales and delayed delivery and forward commitment transactions. The Fund may use derivatives as a substitute for taking a position in an underlying portfolio security or other asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate risk. The Fund also may use derivatives to add leverage to the portfolio. The Fund's use of derivative instruments involves risks different from, and possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of risks described elsewhere in this Prospectus, such as liquidity risk, interest rate risk, credit risk, leveraging risk and management risk, and are also subject to the risk of ambiguous documentation and physical custody. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. If the Fund invests in a derivative instrument, it could lose more than the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances, and there can be no assurance that the Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial. Income earned by the Fund from many derivatives transactions will be treated as capital gain and, if not offset by net realized capital loss, will be distributed to shareholders in taxable distributions. There is no assurance that derivative strategies will be available at any time or that PIMCO will determine to use them for the Fund or, if used, that the strategies will be successful. In addition, the Fund's use of derivative instruments will be limited by the Rating Agency guidelines described below. See "Rating agency guidelines."

MANAGEMENT RISK

The Fund is subject to management risk because it is an actively managed investment portfolio. PIMCO and the individual portfolio manager will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.

NON-DIVERSIFICATION RISK

Because the Fund is classified as "non-diversified" under the 1940 Act, it can invest a greater portion of its assets in obligations of a single issuer. As a result, to the extent the Fund invests a relatively high percentage of its assets in obligations of a limited number of issuers, the Fund will be more susceptible than a more widely diversified fund to any single corporate, economic, political or regulatory occurrence. See "The Fund's investments." The Fund must satisfy certain asset diversification rules in order to qualify as a regulated investment company for federal income tax purposes.

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ANTI-TAKEOVER PROVISIONS

The Declaration and Amended By-Laws include provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund, to convert the Fund to open-end status or to change the composition of the Board of Trustees. See "Anti-takeover and other provisions in the Declaration of Trust."

CERTAIN AFFILIATIONS

Certain broker-dealers may be considered to be affiliated persons of the Fund, the Manager and/or PIMCO due to their possible affiliations with Allianz AG, the ultimate parent of the Manager and PIMCO. Absent an exemption from the Securities and Exchange Commission or other regulatory relief, the Fund is generally precluded from effecting certain principal transactions with affiliated brokers, and its ability to purchase securities being underwritten by an affiliated broker or a syndicate including an affiliated broker or to utilize affiliated brokers for agency transactions is subject to restrictions. This could limit the Fund's ability to engage in securities transactions and take advantage of market opportunities. Similar prohibitions apply to trades with the Underwriters or their affiliates during the offering of APS.

How the Fund manages risk

INVESTMENT LIMITATIONS

The Fund has adopted certain investment limitations designed to limit investment risk. These limitations (one of which is listed below) are fundamental and may not be changed without the approval of the holders of a majority of the outstanding Common Shares and any Preferred Shares (including
APS) voting together as a single class, and the approval of the holders of a majority of any Preferred Shares (including APS) voting as a separate class. Among other restrictions, the Fund may not concentrate its investments in a particular "industry", as that term is used in the 1940 Act and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction, from time to time.

The Fund would be deemed to "concentrate" its investments in a particular industry if it invested 25% or more of its net assets in that industry. The Fund's industry concentration policy does not preclude it from focusing investments in issuers in a group of related industrial sectors (such as different types of utilities).

The Fund is subject to guidelines that are more limiting than the investment restrictions set forth above and other restrictions set forth in the Statement of Additional Information in order to obtain and maintain a rating of "Aaa" from Moody's on the APS and may become subject to additional guidelines in the future. The Fund does not anticipate that such guidelines will have a material adverse effect on the Fund's ability to achieve its investment objective. See "Rating agency guidelines," "Investment Objective and Policies" and "Investment Restrictions" in the Statement of Additional Information for information about these guidelines and a complete list of the fundamental investment policies of the Fund.

QUALITY OF INVESTMENTS

The Fund will invest at least 80% of its net assets in municipal bonds that at the time of investment are of investment grade quality. Investment grade quality means that such bonds are rated, at the time of investment, by Rating Agencies within the four highest grades (Baa or BBB or better by Moody's, S&P or Fitch) or bonds that are unrated but judged to be of comparable quality by PIMCO. Bonds in the lowest investment grade category may be considered to possess some speculative characteristics by certain Rating Agencies.


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26

How the Fund manages risk
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MANAGEMENT OF INVESTMENT PORTFOLIO AND CAPITAL STRUCTURE TO LIMIT LEVERAGE RISK

The Fund may take certain actions if short-term interest rates increase or market conditions otherwise change (or the Fund anticipates such an increase or change) and the Fund's leverage begins (or is expected) to adversely affect Common Shareholders. In order to attempt to offset such a negative impact of leverage on Common Shareholders, the Fund may shorten the average maturity or duration of its investment portfolio (by investing in short-term, high-quality securities or implementing certain hedging strategies) or may extend the maturity of outstanding Preferred Shares (including the APS). The Fund also may attempt to reduce leverage by redeeming or otherwise purchasing Preferred
Shares (subject to any restrictions discussed under "Description of APS--Redemption") or by reducing any holdings in RIBS or other instruments that create leverage. The success of any such attempt to limit leverage risk depends on PIMCO's ability to accurately predict interest rate or other market changes. Because of the difficulty of making such predictions, the Fund may not be successful in managing its interest rate exposure in the manner described above.

If market conditions suggest that additional leverage would be beneficial, the Fund may issue additional Preferred Shares or utilize other forms of leverage, such as RIBS and other derivative instruments.

HEDGING AND RELATED STRATEGIES

The Fund may use various investment strategies designed to limit the risk of price fluctuations of its portfolio securities and to preserve capital. For instance, the Fund may invest in structured notes for the purpose of reducing the interest rate sensitivity of the Fund's portfolio, thereby decreasing the Fund's exposure to interest rate risk. The Fund currently intends that the income from structured notes will normally be exempt from federal, New York State and New York City income tax. See "The Fund's investments--Structured Notes." Other hedging strategies that the Fund may use include: financial futures contracts; short sales; swap agreements or options thereon; options on financial futures; and options based on either an index of municipal securities or on taxable debt securities whose prices, PIMCO believes, correlate with the prices of the Fund's investments. Income earned by the Fund from many hedging activities will be treated as capital gain and, if not offset by net realized capital loss, will be distributed to shareholders in taxable distributions. If effectively used, hedging strategies will offset in varying percentages losses incurred on the Fund's investments due to adverse interest rate changes. There is no assurance that these hedging strategies will be available at any time or that PIMCO will determine to use them for the Fund or, if used, that the strategies will be successful. In addition, the Fund's use of hedging transactions is restricted in accordance with the Rating Agency guidelines described below and further specified in the Amended By-Laws. For instance, the Fund's use of the types of instruments and transactions defined as "Moody's Hedging Transactions" in the Glossary is limited as specified in that definition. From time to time, certain restrictions in the definition of "Moody's Hedging Transactions" may be changed with the approval of Moody's.

Rating agency guidelines

The Fund is required under Moody's guidelines to maintain assets having in the aggregate a Discounted Value at least equal to the APS Basic Maintenance Amount. Moody's has established guidelines for determining Discounted Value. To the extent any particular portfolio holding does not satisfy Moody's guidelines, all or a portion of such holding's value will not be included in the calculation of Discounted Value (as defined by Moody's). The amount of such assets included in the portfolio at any time may vary depending upon the rating, diversification and other characteristics of the eligible assets included in the portfolio, although it is not anticipated that in the normal course of business the value of such assets would exceed 20% of the Fund's total assets. The Moody's guidelines also impose limitations on the Fund's investments.

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Rating agency guidelines
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The Fund is also required under the 1940 Act and Rating Agency guidelines to maintain, with respect to shares of APS, asset coverage of at least 200% with respect to senior securities that are stock (as that term is used in the 1940
Act), including APS (or such other asset coverage as may in the future be specified in or under the 1940 Act as the minimum asset coverage for senior securities that are stock (as used in the 1940 Act) of a closed-end investment company as a condition of declaring dividends on its common shares) ("1940 Act APS Asset Coverage").

In the event the Fund does not timely cure a failure to maintain (a) a Discounted Value of its portfolio equal to the APS Basic Maintenance Amount or
(b) the 1940 Act APS Asset Coverage, in each case in accordance with the requirements of the Rating Agency or Agencies then rating the shares of APS, the Fund will be required by the Amended By-Laws to redeem shares of APS as described under "Description of APS--Redemption--Mandatory Redemption."

The Moody's guidelines restrict the Fund's use of some types of investment strategies. For example, the guidelines, among other restrictions, limit the Fund's use of futures, options and other derivative transactions for hedging, leveraging or investment purposes, restrict the use of forward commitments and similar transactions and limit the percentage of the Fund's assets that may be invested in any one issuer or type or class of issuer.

The Moody's guidelines also prohibit the Fund from taking certain types of actions unless it has received written confirmation from Moody's that such actions would not impair the ratings then assigned to the APS. These include restrictions on borrowing money, engaging in short sales, lending portfolio securities, issuing any class or series of shares ranking prior to or on a parity with the APS with respect to the payment of dividends or the distribution of assets upon dissolution, liquidation or winding up of the Fund or merging or consolidating into or with any other entity.

The restrictions in the Moody's guidelines may limit the Fund's ability to make investments that PIMCO believes would benefit the Fund. The descriptions of the Moody's guidelines in this section and in "Description of APS--Asset Maintenance" are summaries only and are not complete. The Moody's guidelines are set forth in their entirety in the Amended By-Laws, which have been filed as an exhibit to the Registration Statement of which this Prospectus is a part.

The Fund may, but is not required to, adopt any modifications to the guidelines that may hereafter be established by Moody's. Failure to adopt any such modifications, however, may result in a change in the ratings described above or a withdrawal of ratings altogether. In addition, any Rating Agency providing a rating for the APS may, at any time, change or withdraw any such rating. The Board may, without shareholder approval, amend, alter or repeal certain of the definitions and related provisions which have been adopted by the Fund in the Amended By-Laws pursuant to the Rating Agency guidelines only in the event the Fund receives written confirmation from such Rating Agency or Agencies that any such amendment, alteration or repeal would not impair the ratings then assigned by such Rating Agency or Agencies to the APS.

As described by Moody's, a preferred stock rating is an assessment of the capacity and willingness of an issuer to pay preferred stock obligations. The ratings on the APS are not recommendations to purchase, hold or sell those shares, inasmuch as the ratings do not comment as to market price or suitability for a particular investor. The Rating Agency guidelines described above also do not address the likelihood that an owner of APS will be able to sell such shares in an Auction or otherwise. The ratings are based on current information furnished to Moody's by the Fund and/or the Manager and its affiliates and information obtained from other sources. The ratings may be changed, suspended or withdrawn as a result of changes in, or the unavailability of, such information. The Common Shares have not been rated by a Rating Agency.

A Rating Agency's guidelines will apply to the APS only so long as such Rating Agency is rating such shares. The Fund will pay certain fees to Moody's for rating the APS. The Fund may at some future time seek to have the APS rated by an additional or Substitute Rating Agency.

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Description of APS
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Description of APS

The following is a brief description of the terms of the APS. This description does not purport to be complete and is subject to, and qualified in its entirety by reference to, the Declaration and Amended By-Laws, including the provisions thereof establishing the APS. The Declaration and the Amended By-Laws establishing the terms of the APS have been filed as exhibits to the Registration Statement of which this Prospectus is a part.

Each series of APS will be Preferred Shares that entitle their holders to receive dividends when, as and if declared by the Board of Trustees, out of funds legally available therefor, at a rate per annum that may vary for the successive Dividend Periods for each such series. After the Initial Dividend Period, each Subsequent Dividend Period for each series of APS generally will be a 7-Day Dividend Period; provided, however, that prior to any Auction, the Fund may elect, subject to certain limitations described herein, upon giving notice to holders thereof, a Special Dividend Period. The Applicable Rate for a particular Dividend Period for a series of APS will be determined by an Auction conducted on the Business Day before the start of such Dividend Period. Beneficial Owners and Potential Beneficial Owners of APS may participate in Auctions therefor, although, except in the case of Special Dividend Periods of longer than 91 days, Beneficial Owners desiring to continue to hold all of their APS regardless of the Applicable Rate resulting from Auctions need not participate. For an explanation of Auctions and the method of determining the Applicable Rate, see "--The Auction."

The nominee of the Securities Depository is expected to be the sole holder of record of each series of APS. Accordingly, each purchaser of APS must rely on
(i) the procedures of the Securities Depository and, if such purchaser is not a member of the Securities Depository, such purchaser's Agent Member, to receive dividends, distributions and notices and to exercise voting rights (if and when applicable) and (ii) the records of the Securities Depository and, if such purchaser is not a member of the Securities Depository, such purchaser's Agent Member, to evidence its beneficial ownership of the APS.

When issued and sold, the APS of each series will have a liquidation preference of $25,000 per share plus an amount equal to accumulated but unpaid dividends (whether or not earned or declared) and will be fully paid and, except as discussed under "Anti-takeover and other provisions in the Declaration of Trust," non-assessable. See "Liquidation Rights." The APS will not be convertible into Common Shares or other shares of beneficial interest of the Fund, and the holders thereof will have no preemptive rights. The APS will not be subject to any sinking fund but will be subject to redemption at the option of the Fund at the Optional Redemption Price on any Dividend Payment Date for such series (except during the Initial Dividend Period and during a Non-Call Period) and, in certain circumstances, will be subject to mandatory redemption by the Fund at the Mandatory Redemption Price described herein. See "--Redemption."

In addition to serving as the Auction Agent in connection with the Auction Procedures described below, Deutsche Bank Trust Company Americas will be the transfer agent, registrar, dividend paying agent and redemption agent for each series of APS. The Auction Agent, however, will serve merely as the agent of the Fund, acting in accordance with the Fund's instructions, and will not be responsible for any evaluation or verification of any matters certified to it.

Except in an Auction, the Fund will have the right (to the extent permitted by applicable law) to purchase or otherwise acquire any APS so long as the Fund is current in the payment of dividends on APS and on any other shares of beneficial interest of the Fund ranking on a parity with the APS with respect to the payment of dividends or upon liquidation.

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Description of APS
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THE AUCTION

General
Holders of the APS of each series will be entitled to receive cumulative cash dividends on their shares when, as and if declared by the Board of Trustees, out of the funds legally available therefor, on the Initial Dividend Payment Date with respect to the Initial Dividend Period for each series and, thereafter, on each Dividend Payment Date with respect to a Subsequent Dividend Period for each series (generally a period of seven days subject to certain exceptions set forth under "--Dividends--General") at the rate per annum equal to the Applicable Rate for each such Dividend Period.

The provisions of the Amended By-Laws establishing the terms of the APS offered hereby will provide that the Applicable Rate for each Dividend Period after the Initial Dividend Period for each series will be equal to the rate per annum that the Auction Agent advises has resulted on the Business Day preceding the first day of such Dividend Period due to implementation of the Auction Procedures set forth in the Amended By-Laws in which persons determine to hold or offer to purchase or sell the APS. The Auction Procedures are attached as Appendix C to the Statement of Additional Information. Each periodic operation of such procedures with respect to the APS is referred to herein as an "Auction." If, however, the Fund should fail to pay or duly provide for the full amount of any dividend on or the redemption price of the APS called for redemption, the Applicable Rate for the APS will be determined as set forth under "--Dividends--Non-Payment Period; Late Charge."

Auction Agency Agreement
The Fund will enter into the Auction Agency Agreement with the Auction Agent, which provides, among other things, that the Auction Agent will follow the Auction Procedures for the purpose of determining the Applicable Rate for each series of APS. The Fund will pay the Auction Agent compensation for its services under the Auction Agency Agreement.

The Auction Agent will act as agent for the Fund in connection with Auctions. In the absence of bad faith or negligence on its part, the Auction Agent will not be liable for any action taken, suffered or omitted, or for any error of judgment made, by it in the performance of its duties under the Auction Agency Agreement and will not be liable for any error of judgment made in good faith unless the Auction Agent shall have been negligent in ascertaining the pertinent facts. Pursuant to the Auction Agency Agreement, the Fund is required to indemnify the Auction Agent for certain losses and liabilities incurred by the Auction Agent without negligence or bad faith on its part in connection with the performance of its duties under such agreement.

The Auction Agent may terminate the Auction Agency Agreement upon notice to the Fund, which termination may be no earlier than 60 days following delivery of such notice. If the Auction Agent resigns, the Fund will use its best efforts to enter into an agreement with a successor Auction Agent containing substantially the same terms and conditions as the Auction Agency Agreement. The Fund may terminate the Auction Agency Agreement, provided that prior to such termination the Fund shall have entered into such an agreement with respect thereto with a successor Auction Agent.

Broker-Dealer Agreements
The Auctions require the participation of one or more broker-dealers. The Auction Agent will enter into agreements (collectively, the "Broker-Dealer Agreements") with one or more broker-dealers, or other entities permitted by law to perform the functions required of a Broker-Dealer in the Auction Procedures (collectively, the "Broker-Dealers"), selected by the Fund, which provide for the participation of such Broker-Dealers in Auctions and pursuant to which such Broker-Dealers agree to follow the Auction Procedures. A Broker-Dealer Agreement may be terminated by the Auction Agent or a Broker-Dealer on five days' notice to the other party, provided that the
Broker-Dealer Agreement with                  may not be terminated without the
prior written consent of the Fund, which consent may not be unreasonably withheld.

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Description of APS
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Securities Depository
The Depository Trust Company initially will act as the Securities Depository for the Agent Members with respect to the APS. All of the shares of each series of APS initially will be registered in the name of Cede & Co., as nominee of the Securities Depository. Such shares will be subject to the provisions restricting transfers of the APS contained in the Amended By-Laws. Cede & Co. initially will be the holder of record of all shares of APS, and Beneficial Owners will not be entitled to receive certificates representing their ownership interest in such shares. See Appendix C (Auction Procedures) to the Statement of Additional Information. The Securities Depository will maintain lists of its participants and will maintain the positions (ownership interests) of the APS held by each Agent Member, whether as the Beneficial Owner thereof for its own account or as nominee for the Beneficial Owner thereof. Payments made by the Fund to holders of APS will be duly made by making payments to the nominee of the Securities Depository.

AUCTION PROCEDURES

The following is a brief summary of the procedures to be used in conducting Auctions. This summary is qualified in its entirety by reference to the Auction Procedures set forth in Appendix C to the Statement of Additional Information. The Settlement Procedures to be used with respect to Auctions are set forth in Appendix B to the Statement of Additional Information.

Auction Date; Advance Notice of Allocation of Taxable Income; Inclusion of Taxable Income in Dividends
An Auction to determine the Applicable Rate for the APS offered hereby for each Dividend Period for such shares (other than the Initial Dividend Period therefor) will be held on the last Business Day preceding the first day of such Dividend Period, which first day is also the Dividend Payment Date for the preceding Dividend Period (the date of each Auction being referred to herein as
an "Auction Date"). The initial Auction Date will be                , 2002 for
Series A APS and                , 2002 for Series B APS. Auctions for the APS
for Dividend Periods after the Initial Dividend Period normally will be held every Wednesday after the preceding Dividend Payment Date for Series A APS and every such Friday for Series B APS; and each subsequent Dividend Period normally will begin on the following Thursday for Series A APS and on the following Monday for Series B APS (also a Dividend Payment Date). The Auction Date and the first day of the related Dividend Period for a series of APS (both of which must be Business Days) need not be consecutive calendar days. See "--Dividends" for information concerning the circumstances under which a Dividend Payment Date may fall on a date other than the days specified above, which may affect the Auction Date.

Except as noted below and under "--Dividends--Gross-up Dividends," whenever the Fund is aware that it will include any net capital gain or other income subject to federal income tax in any dividend on the APS, the Fund will notify the Auction Agent of the amount to be so included at least five Business Days prior to the Auction Date on which the Applicable Rate for such dividend is to be established. Whenever the Auction Agent receives such notice from the Fund, it will in turn notify each Broker-Dealer, who, on or prior to such Auction Date, in accordance with its Broker-Dealer Agreement, will notify its customers who are Beneficial Owners and Potential Beneficial Owners believed to be interested in submitting an Order in the Auction to be held on such Auction Date. The Fund also may include such income in a dividend on the APS without giving advance notice thereof if it increases the dividend by an additional amount calculated as if such income were a Retroactive Taxable Allocation and the additional amount were a Gross-up Dividend; provided that the Fund will notify the Auction Agent of the additional amounts to be included in such dividend at least five Business Days prior to the applicable Dividend Payment Date. See "--Dividends--Gross-up Dividends."

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Description of APS
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Orders by Beneficial Owners, Potential Beneficial Owners, Existing Holders and Potential Holders
On or prior to the Submission Deadline on each Auction Date for a series of APS:

(a) each Beneficial Owner may submit to its Broker-Dealer by telephone a:

   (i) "Hold Order"--indicating the number of outstanding APS, if any, such Beneficial Owner desires to continue to hold without regard to the Applicable Rate for the next Dividend Period for such shares;

  (ii) "Bid"--indicating the number of outstanding APS, if any, such Beneficial Owner desires to continue to hold, provided that the Applicable Rate for the next Dividend Period for such shares is not less than the rate per annum then specified by such Beneficial Owner; and/or

 (iii) "Sell Order"--indicating the number of outstanding APS, if any, such Beneficial Owner offers to sell without regard to the Applicable Rate for the next Dividend Period for such shares; and

(b) Broker-Dealers will contact customers who are Potential Beneficial Owners of APS to determine whether such Potential Beneficial Owners desire to submit Bids indicating the number of APS which they offer to purchase provided that the Applicable Rate for the next Dividend Period is not less than the rates per annum specified in such Bids.

The communication by a Beneficial Owner or Potential Beneficial Owner to a Broker-Dealer and the communication by a Broker-Dealer, whether or not acting for its own account, to the Auction Agent of the foregoing information is hereinafter referred to as an "Order" and collectively as "Orders." A Beneficial Owner or a Potential Beneficial Owner placing an Order, including a Broker-Dealer acting in such capacity for its own account, is hereinafter referred to as a "Bidder" and collectively as "Bidders." Any Order submitted by a Beneficial Owner or a Potential Beneficial Owner to its Broker-Dealer, or by a Broker-Dealer to the Auction Agent, prior to the Submission Deadline on any Auction Date shall be irrevocable.

In an Auction, a Beneficial Owner may submit different types of Orders with respect to APS then held by such Beneficial Owner, as well as Bids for additional APS. If, however, a Beneficial Owner offers through its Broker-Dealer to purchase additional APS in such Auction, such Beneficial Owner, for purposes of such offer to purchase additional shares, will be treated as a Potential Beneficial Owner as described below. For information concerning the priority given to different types of Orders placed by Beneficial Owners, see "--Submission of Orders by Broker-Dealers to Auction Agent" below.

The "Maximum Applicable Rate" for a series of APS will be the Applicable Percentage of the Reference Rate. The Auction Agent will round each applicable Maximum Applicable Rate to the nearest one-thousandth (0.001) of one percent per annum, with any such number ending in five ten-thousandths of one percent being rounded upwards to the nearest one-thousandth (0.001) of one percent. The Auction Agent will not round the applicable Reference Rate as part of its calculation of the Maximum Applicable Rate.


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32

Description of APS
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The Maximum Applicable Rate for a series of APS will depend on the credit rating assigned to such series. The "Applicable Percentage" will be determined based on (i) the credit rating assigned on such date to such shares by Moody's (or if Moody's shall not make such rating available, the equivalent of such rating by a Substitute Rating Agency), and (ii) whether the Fund has provided notification to the Auction Agent prior to the Auction establishing the Applicable Rate for any dividend that net capital gains or other taxable income will be included in such dividend on the APS as follows:

                                           Applicable        Applicable
                                        Percentage of     Percentage of
                                     Reference Rate--  Reference Rate--
       Moody's Credit Ratings on APS  No Notification      Notification
       -----------------------------------------------------------------
               Aa3 or higher........              110%              150%
               A....................              125               160
               Baa..................              150               250
               Below Baa............              200               275

There is no minimum Applicable Rate in respect of any Dividend Period.

The Fund will take all reasonable action necessary to enable Moody's to provide a rating for each series of APS. If Moody's does not make such a rating available, the Underwriters or their affiliates and successors, after consultation with the Fund, will select another Rating Agency to act as a Substitute Rating Agency.

Any Bid by a Beneficial Owner specifying a rate per annum higher than the Maximum Applicable Rate will be treated as a Sell Order, and any Bid by a Potential Beneficial Owner specifying a rate per annum higher than the Maximum Applicable Rate will not be considered. See "--Determination of Sufficient Clearing Bids, Winning Bid Rate and Applicable Rate" and "--Acceptance and Rejection of Submitted Bids and Submitted Sell Orders and Allocation of Shares."

A Broker-Dealer also may hold APS in its own account as a Beneficial Owner. A Broker-Dealer thus may submit Orders to the Auction Agent as a Beneficial Owner or a Potential Beneficial Owner and therefore participate in an Auction as an Existing Holder or Potential Holder on behalf of both itself and its customers. Any Order placed with the Auction Agent by a Broker-Dealer as or on behalf of a Beneficial Owner or a Potential Beneficial Owner will be treated in the same manner as an Order placed with a Broker-Dealer by a Beneficial Owner or a Potential Beneficial Owner. Similarly, any failure by a Broker-Dealer to submit to the Auction Agent an Order in respect of any APS held by it or its customers who are Beneficial Owners will be treated in the same manner as a Beneficial Owner's failure to submit to its Broker-Dealer an Order in respect of APS held by it, as described in the next paragraph. If a Broker-Dealer participates in an Auction as an Existing Holder or a Potential Holder only to represent the interests of a Beneficial Owner or Potential Beneficial Owner, whether it be its customers or itself, all discussion herein relating to the consequences of an Auction for Existing Holders and Potential Holders also applies to the underlying beneficial ownership interests represented thereby. For information concerning the priority given to different types of Orders placed by Existing Holders, see "--Submission of Orders by Broker-Dealers to Auction Agent." Each purchase or sale in an Auction will be settled on the Business Day next succeeding the Auction Date at a price per share equal to $25,000. See "--Notification of Results; Settlement."

If one or more Orders covering in the aggregate all of the outstanding APS held by a Beneficial Owner are not submitted to the Auction Agent prior to the Submission Deadline, either because a Broker-Dealer failed to contact such Beneficial Owner or otherwise, the Auction Agent will deem a Hold Order (in the case of an Auction relating to a Special Dividend Period of 91 days or less) or a Sell Order (in the case of an Auction relating to a Special Dividend Period of longer than 91 days) to have been submitted on behalf of such Beneficial Owner covering the number of outstanding APS held by such Beneficial Owner and not subject to Orders submitted to the Auction Agent.


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                                                                             33

Description of APS
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If all of the outstanding APS are subject to Submitted Hold Orders, the Dividend Period next succeeding the Auction automatically will be the same length as the immediately preceding Dividend Period, and the Applicable Rate for the next Dividend Period for all the APS will be 40% of the Reference Rate on the date of the applicable Auction (or 60% of such rate if the Fund has provided notification to the Auction Agent prior to the Auction establishing the Applicable Rate for any dividend that net capital gains or other taxable income will be included in such dividend on the APS).

For the purposes of an Auction, the APS for which the Fund shall have given notice of redemption and deposited moneys therefor with the Auction Agent in trust or segregated in an account at the Fund's custodian bank for the benefit of the Auction Agent, as set forth under "--Redemption," will not be considered as outstanding and will not be included in such Auction. The Fund may not submit an Order in any Auction.

Neither the Fund nor the Auction Agent will be responsible for a Broker-Dealer's failure to act in accordance with the instructions of Beneficial Owners or Potential Beneficial Owners or failure to comply with the foregoing.

Submission of Orders by Broker-Dealers to Auction Agent
Prior to 1:00 p.m., New York City time, on each Auction Date, or such other time on the Auction Date as may be specified by the Auction Agent (the "Submission Deadline"), each Broker-Dealer will submit to the Auction Agent in writing or through the Auction Agent's auction processing system all Orders obtained by it for the Auction for a series of APS to be conducted on such Auction Date, designating itself (unless otherwise permitted by the Fund) as the Existing Holder or Potential Holder in respect of the APS subject to such Orders. Any Order submitted by a Beneficial Owner or a Potential Beneficial Owner to its Broker-Dealer, or by a Broker-Dealer to the Auction Agent, prior to the Submission Deadline for any Auction Date, shall be irrevocable.

If the rate per annum specified in any Bid contains more than three figures to the right of the decimal point, the Auction Agent will round such rate per annum up to the next highest one-thousandth (.001) of one-percent. If one or more Orders of an Existing Holder are submitted to the Auction Agent and such Orders cover in the aggregate more than the number of outstanding shares of APS held by such Existing Holder, such Orders will be considered valid in the following order of priority:

(i) any Hold Order will be considered valid up to and including the number of outstanding APS held by such Existing Holder, provided that if more than one Hold Order is submitted by such Existing Holder and the number of APS subject to such Hold Orders exceeds the number of outstanding APS held by such Existing Holder, the number of APS subject to each of such Hold Orders will be reduced pro rata so that such Hold Orders, in the aggregate, will cover exactly the number of outstanding APS held by such Existing Holder;

(ii) any Bids will be considered valid, in the ascending order of their respective rates per annum if more than one Bid is submitted by such Existing Holder, up to and including the excess of the number of outstanding APS held by such Existing Holder over the number of outstanding APS subject to any Hold Order referred to in clause (i) above (and if more than one Bid submitted by such Existing Holder specifies the same rate per annum and together they cover more than the remaining number of shares that can be the subject of valid Bids after application of clause (i) above and of the foregoing portion of this clause (ii) to any Bid or Bids specifying a lower rate or rates per annum, the number of shares subject to each of such Bids will be reduced pro rata so that such Bids, in the aggregate, cover exactly such remaining number of outstanding shares); and the number of outstanding shares, if any, subject to Bids not valid under this clause (ii) shall be treated as the subject of a Bid by a Potential Holder; and


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34

Description of APS
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(iii) any Sell Order will be considered valid up to and including the excess of the number of outstanding APS held by such Existing Holder over the sum of the number of APS subject to Hold Orders referred to in clause (i) above and the number of APS subject to valid Bids by such Existing Holder referred to in clause (ii) above; provided that, if more than one Sell Order is submitted by any Existing Holder and the number of APS subject to such Sell Orders is greater than such excess, the number of APS subject to each of such Sell Orders will be reduced pro rata so that such Sell Orders, in the aggregate, will cover exactly the number of APS equal to such excess.

If more than one Bid of any Potential Holder is submitted in any Auction, each Bid submitted in such Auction will be considered a separate Bid with the rate per annum and number of APS therein specified.

Determination of Sufficient Clearing Bids, Winning Bid Rate and Applicable Rate Not earlier than the Submission Deadline for each Auction, the Auction Agent will assemble all Orders submitted or deemed submitted to it by the Broker-Dealers (each such "Hold Order," "Bid" or "Sell Order" as submitted or deemed submitted by a Broker-Dealer hereinafter being referred to as a "Submitted Hold Order," a "Submitted Bid" or a "Submitted Sell Order," as the case may be, or as a "Submitted Order") and will determine the excess of the number of outstanding APS over the number of outstanding APS subject to Submitted Hold Orders (such excess being referred to as the "Available APS") and whether Sufficient Clearing Bids have been made in such Auction. Sufficient Clearing Bids will have been made if the number of outstanding APS that are the subject of Submitted Bids of Potential Holders with rates per annum not higher than the Maximum Applicable Rate equals or exceeds the number of outstanding shares that are the subject of Submitted Sell Orders (including the number of shares subject to Bids of Existing Holders specifying rates per annum higher than the Maximum Applicable Rate). If Sufficient Clearing Bids have been made, the Auction Agent will determine the lowest rate per annum specified in the Submitted Bids (the "Winning Bid Rate") which would result in the number of shares subject to Submitted Bids specifying such rate per annum or a lower rate per annum being at least equal to the Available APS. If Sufficient Clearing Bids have been made, the Winning Bid Rate will be the Applicable Rate for the next Dividend Period for the APS then outstanding. If Sufficient Clearing Bids have not been made (other than because all outstanding APS are the subject of Submitted Hold Orders), the Dividend Period next following the Auction automatically will be a 7-Day Dividend Period, and the Applicable Rate for such Dividend Period will be equal to the Maximum Applicable Rate.

If Sufficient Clearing Bids have not been made, Beneficial Owners that have Submitted Sell Orders will not be able to sell in the Auction all, and may not be able to sell any, of their APS subject to such Submitted Sell Orders. See "--Acceptance and Rejection of Submitted Bids and Submitted Sell Orders and Allocation of Shares." Thus, under some circumstances, Beneficial Owners may not have liquidity of investment.

Acceptance and Rejection of Submitted Bids and Submitted Sell Orders and Allocation of Shares
Based on the determinations described under "--Determination of Sufficient Clearing Bids, Winning Bid Rate and Applicable Rate" and subject to the discretion of the Auction Agent to round as described below, Submitted Bids and Submitted Sell Orders will be accepted or rejected in the order of priority set forth in the Auction Procedures with the result that Existing Holders and Potential Holders of a series of APS will sell, continue to hold and/or purchase APS as set forth below. Existing Holders that submit or are deemed to have submitted Hold Orders will continue to hold the APS subject to such Hold Orders.

If Sufficient Clearing Bids have been made:

(a) each Existing Holder that placed a Submitted Bid specifying a rate per annum higher than the Winning Bid Rate or a Submitted Sell Order will sell the outstanding APS subject to such Submitted Bid or Submitted Sell Order;


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Description of APS
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(b) each Existing Holder that placed a Submitted Bid specifying a rate per annum lower than the Winning Bid Rate will continue to hold the outstanding APS subject to such Submitted Bid;

(c) each Potential Holder that placed a Submitted Bid specifying a rate per annum lower than the Winning Bid Rate will purchase the number of APS subject to such Submitted Bid;

(d) each Existing Holder that placed a Submitted Bid specifying a rate per annum equal to the Winning Bid Rate will continue to hold the outstanding shares of APS subject to such Submitted Bids, unless the number of outstanding APS subject to all such Submitted Bids of Existing Holders is greater than the excess of the Available APS over the number of APS accounted for in clauses (b) and (c) above, in which event each Existing Holder with such a Submitted Bid will sell a number of outstanding APS determined on a pro rata basis based on the number of outstanding APS subject to all such Submitted Bids of such Existing Holders; and

(e) each Potential Holder that placed a Submitted Bid specifying a rate per annum equal to the Winning Bid Rate will purchase any Available APS not accounted for in clause (b), (c) or (d) above on a pro rata basis based on the APS subject to all such Submitted Bids of Potential Holders.

If Sufficient Clearing Bids have not been made (other than because all outstanding APS are the subject of Submitted Hold Orders):

(a) each Existing Holder that placed a Submitted Bid specifying a rate per annum equal to or lower than the Maximum Applicable Rate will continue to hold the outstanding APS subject to such Submitted Bid;

(b) each Potential Holder that placed a Submitted Bid specifying a rate per annum equal to or lower than the Maximum Applicable Rate will purchase the number of APS subject to such Submitted Bid; and

(c) each Existing Holder that placed a Submitted Bid specifying a rate per annum higher than the Maximum Applicable Rate or a Submitted Sell Order will sell a number of outstanding APS determined on a pro rata basis based on the outstanding APS subject to all such Submitted Bids and Submitted Sell Orders.

If as a result of the Auction Procedures described above any Existing Holder would be entitled or required to sell, or any Potential Holder would be entitled or required to purchase, a fraction of APS, then the Auction Agent, in such manner as it shall determine in its sole discretion, will round up or down the number of APS being sold or purchased on such Auction Date so that each share sold or purchased by each Existing Holder or Potential Holder will be a whole APS. If any Potential Holder would be entitled or required to purchase less than a whole APS, then the Auction Agent, in such manner as it shall determine in its sole discretion, will allocate APS for purchase among Potential Holders so that only whole APS are purchased by any such Potential Holder, even if such allocation results in one or more of such Potential Holders not purchasing any APS.

Notification of Results; Settlement
The Auction Agent will advise each Broker-Dealer who submitted a Bid or Sell Order in an Auction whether such Bid or Sell Order was accepted or rejected in whole or in part and of the Applicable Rate for the next Dividend Period for the related APS by telephone or through the Auction Agent's auction processing system at approximately 3:00 p.m., New York City time, on the Auction Date for such Auction. Each such Broker-Dealer that submitted an Order for the account of a customer then will advise


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36

Description of APS
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such customer whether such Bid or Sell Order was accepted or rejected, will confirm purchases and sales with each customer purchasing or selling APS as a result of the Auction and will advise each customer purchasing or selling APS to give instructions to its Agent Member of the Securities Depository to pay the purchase price against delivery of such shares or to deliver such shares against payment therefor as appropriate. If a customer selling APS as a result of an Auction fails to instruct its Agent Member to deliver such shares, the Broker-Dealer that submitted such customer's Bid or Sell Order will instruct such Agent Member to deliver such shares against payment therefor. Each Broker-Dealer that submitted a Hold Order in an Auction on behalf of a customer also will advise such customer of the Applicable Rate for the next Dividend Period for the APS. The Auction Agent will record each transfer of APS on the record book of Existing Holders to be maintained by the Auction Agent.

In accordance with the Securities Depository's normal procedures, on the day after each Auction Date, the transactions described above will be executed through the Securities Depository, and the accounts of the respective Agent Members at the Securities Depository will be debited and credited as necessary to effect the purchases and sales of APS as determined in such Auction. Purchasers will make payment through their Agent Members in same-day funds to the Securities Depository against delivery through their Agent Members; the Securities Depository will make payment in accordance with its normal procedures, which now provide for payment in same-day funds. If the procedures of the Securities Depository applicable to APS shall be changed to provide for payment in next-day funds, then purchasers may be required to make payment in next-day funds. If the certificates for the APS are not held by the Securities Depository or its nominee, payment will be made in same-day funds to the Auction Agent against delivery of such certificates.

If any Existing Holder selling APS in an Auction fails to deliver such shares, the Broker-Dealer of any person that was to have purchased APS in such Auction may deliver to such person a number of whole APS that is less than the number of shares that otherwise was to be purchased by such person. In such event, the number of APS to be so delivered will be determined by such Broker-Dealer. Delivery of such lesser number of shares will constitute good delivery. Each Broker-Dealer Agreement also will provide that neither the Fund nor the Auction Agent will have responsibility or liability with respect to the failure of a Potential Beneficial Owner, Potential Beneficial Owner or their respective Agent Members to deliver APS or to pay for APS purchased or sold pursuant to an Auction or otherwise.

BROKER-DEALERS

General
The Auction Agent after each Auction will pay a service charge from funds provided by the Fund to each Broker-Dealer on the basis of the purchase price of APS placed by such Broker-Dealer at such Auction. The service charge (i) for any 7-Day Dividend Period shall be payable at the annual rate of 0.25% of the purchase price of the APS placed by such Broker-Dealer in any such Auction and
(ii) for any Special Dividend Period shall be determined by mutual consent of the Fund and any such Broker-Dealer or Broker-Dealers and shall be based upon a selling concession that would be applicable to an underwriting of fixed or variable rate preferred shares with a similar final maturity or variable rate dividend period, respectively, at the commencement of the Dividend Period with respect to such Auction. For the purposes of the preceding sentence, the APS will be placed by a Broker-Dealer if such shares were (i) the subject of Hold Orders deemed to have been made by Beneficial Owners that were acquired by such Beneficial Owners through such Broker-Dealer or (ii) the subject of the following Orders submitted by such Broker-Dealer: (A) a Submitted Bid of a Beneficial Owner that resulted in such Beneficial Owner continuing to hold such shares as a result of the Auction, (B) a Submitted Bid of a Potential Beneficial Owner that resulted in such Potential Beneficial Owner purchasing such shares as a result of the Auction or (C) a Submitted Hold Order.


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Description of APS
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The Broker-Dealer Agreements provide that a Broker-Dealer may submit Orders in Auctions for its own account, unless the Fund notifies all Broker-Dealers that they no longer may do so; provided that Broker-Dealers may continue to submit Hold Orders and Sell Orders. If a Broker-Dealer submits an Order for its own account in any Auction of APS, it may have knowledge of Orders placed through it in that Auction and therefore have an advantage over other Bidders, but such Broker-Dealer would not have knowledge of Orders submitted by other Broker-Dealers in that Auction.

Secondary Market Trading and Transfers of APS
The Broker-Dealers may maintain a secondary trading market in the APS outside of Auctions; however, they have no obligation to do so, and may discontinue such activity at any time. There can be no assurance that a secondary market for the APS will develop or, if it does develop, that it will provide holders with a liquid trading market (i.e., trading will depend on the presence of willing buyers and sellers and the trading price is subject to variables to be determined at the time of the trade by the Broker-Dealers). The APS will not be registered on any stock exchange or on any automated quotation system. An increase in the level of interest rates, particularly during any Long Term Dividend Period for a series of APS, likely will have an adverse effect on the secondary market price of such APS, and a selling shareholder may sell APS between Auctions at a price per share of less than $25,000.

A Beneficial Owner or an Existing Holder may sell, transfer or otherwise dispose of APS only in whole shares and only (1) pursuant to a Bid or Sell Order placed with the Auction Agent in accordance with the Auction Procedures,
(2) to a Broker-Dealer or (3) to such other persons as may be permitted by the Fund; provided, however, that (a) a sale, transfer or other disposition of shares of APS from a customer of a Broker-Dealer who is listed on the records of that Broker-Dealer as the holder of such shares to that Broker-Dealer or another customer of that Broker-Dealer shall not be deemed to be a sale, transfer or other disposition for purposes of the foregoing if such Broker-Dealer remains the Existing Holder of the shares so sold, transferred or disposed of immediately after such sale, transfer or disposition and (b) in the case of all transfers other than pursuant to Auctions, such Beneficial Owner or Existing Holder, its Broker-Dealer, if applicable, or its Agent Member advises the Auction Agent of such transfer.

DIVIDENDS

General
The holders of APS of each series will be entitled to receive, when, as and if declared by the Board of Trustees, out of funds legally available therefor, cumulative cash dividends on their shares, at the Applicable Rate determined as set forth below under "--Determination of Dividend Rate," payable on the dates set forth below. Dividends on the APS so declared and payable will be paid (i) in preference to and in priority over any dividends so declared and payable on the Common Shares and (ii) to the extent permitted under the Code and to the extent available, out of net tax-exempt income earned on the Fund's investments. Dividends on the APS, to the extent that they are derived from municipal bonds, generally will be exempt from federal income tax, although all of those dividends will be a tax preference item for corporate taxpayers and a portion of those dividends may be a tax preference item for purposes of the federal alternative minimum tax for individuals ("Preference Item"). See "Taxes."

Dividends on each series of APS will accumulate from the date on which the Fund originally issues the APS (the "Date of Original Issue") and will be payable on the APS on the dates described below. Dividends on a series of APS with respect to the Initial Dividend Period shall be payable on the Initial Dividend Payment Date for that series. Following the Initial Dividend Payment Date, dividends on each series of APS will be payable, at the option of the Fund, either (i) with respect to any 7-Day Dividend Period and any Short Term Dividend Period of 35 or fewer days, on the day next succeeding the last day thereof or (ii) with respect to any Short Term Dividend Period of more than 35 days and with respect to any Long Term Dividend Period, monthly on the first Business Day of each calendar month during such


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38

Description of APS
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Short Term Dividend Period or Long Term Dividend Period and on the day next succeeding the last day thereof (each such date referred to in clause (i) or (ii) being referred to herein as a "Normal Dividend Payment Date"), except that if such Normal Dividend Payment Date is not a Business Day, the Dividend Payment Date will be the first Business Day next succeeding such Normal Dividend Payment Date. Although any particular Dividend Payment Date may not occur on the originally scheduled date because of the exceptions discussed above, the next succeeding Dividend Payment Date, subject to such exceptions, will nonetheless occur on the next following originally scheduled date. If for any reason a Dividend Period for a series of APS is scheduled to begin on the same day and end on the same day as a Dividend Period for another series of APS, then the last day of the Dividend Period for such other series of APS shall be the second Business Day next succeeding such scheduled day unless the Fund obtains the opinion of tax counsel referred to below. Subject to the limitation in the next sentence, if for any reason a Dividend Payment Date cannot be fixed as described above, then the Board of Trustees will fix the Dividend Payment Date. However, Dividend Periods of any series of APS shall not be co-extensive with the Dividend Period of any other series of APS unless the Fund has received an opinion of tax counsel that having such co-extensive periods will not affect the deductibility, for federal income tax purposes, of dividends paid on the different series of APS. The Board of Trustees before authorization of a dividend may change a Dividend Payment Date if such change does not adversely affect the contract rights of the holders of APS set forth in the Declaration or Amended By-Laws. The Initial Dividend Period, 7-Day Dividend Periods and Special Dividend Periods are hereinafter sometimes referred to as "Dividend Periods." Each dividend payment date determined as provided above is hereinafter referred to as a "Dividend Payment Date."

Prior to each Dividend Payment Date, the Fund is required to deposit with the Auction Agent sufficient funds for the payment of declared dividends. The Fund does not intend to establish any reserves for the payment of dividends.

Each dividend will be paid to the record holder of the APS as of 12:00 noon, New York City time, on the Business Day preceding the Dividend Payment Date, which holder is expected to be the nominee of the Securities Depository. See "--The Auction--Securities Depository." The Securities Depository will credit the accounts of the Agent Members of the Existing Holders in accordance with the Securities Depository's normal procedures, which provide for payment in same-day funds. The Agent Member of an Existing Holder will be responsible for holding or disbursing such payments on the applicable Dividend Payment Date to such Existing Holder in accordance with the instructions of such Existing Holder. Dividends in arrears for any past Dividend Period may be declared and paid at any time, without reference to any regular Dividend Payment Date, to the nominee of the Securities Depository. Any dividend payment made on the APS first shall be credited against the earliest declared but unpaid dividends accumulated with respect to such shares.

Holders of the APS will not be entitled to any dividends, whether payable in cash, property or stock, in excess of full cumulative dividends except as described under "--Gross-up Dividends" and "--Non-Payment Period; Late Charge" below. No interest will be payable in respect of any dividend payment or payments on the APS which may be in arrears.

The amount of cash dividends per share of APS of each series payable (if declared) on the Initial Dividend Payment Date, each 7-Day Dividend Period and each Dividend Payment Date of each Short Term Dividend Period will be computed by multiplying the Applicable Rate for such Dividend Period by a fraction, the numerator of which will be the number of days in such Dividend Period or part thereof that such share was outstanding and for which dividends are payable on such Dividend Payment Date and the denominator of which will be 365, multiplying the amount so obtained by $25,000, and rounding the amount so obtained to the nearest cent. During any Long Term Dividend Period, the amount of cash dividends per share of APS payable (if declared) on any Dividend Payment Date will be


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                                                                             39

Description of APS
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computed by multiplying the Applicable Rate for such Dividend Period by a fraction, the numerator of which will be such number of days in such part of such Dividend Period that such share was outstanding and for which dividends are payable on such Dividend Payment Date and the denominator of which will be 360, multiplying the amount so obtained by $25,000, and rounding the amount so obtained to the nearest cent.

Notification of Dividend Period
The Fund, at its sole option and to the extent permitted by law, by telephonic and written notice (a "Request for Special Dividend Period") to the Auction Agent and to each Broker-Dealer, may request that the next succeeding Dividend Period for a series of APS will be a number of days (other than seven), evenly divisible by seven, and not fewer than fourteen nor more than 364 in the case of a Short Term Dividend Period or one whole year or more but not greater than five years in the case of a Long Term Dividend Period, specified in such notice, provided that the Fund may not give a Request for Special Dividend Period for a Dividend Period of greater than 28 days (and any such request will be null and void) unless, for any Auction occurring after the initial Auction, Sufficient Clearing Bids were made in the last occurring Auction and unless full cumulative dividends, any amounts due with respect to redemptions, and any Gross-up Dividends payable prior to such date have been paid in full. Such Request for Special Dividend Period, in the case of a Short Term Dividend Period, shall be given on or prior to the second Business Day but not more than seven Business Days prior to an Auction Date for the APS of that series and, in the case of a Long Term Dividend Period, shall be given on or prior to the second Business Day but not more than 28 days prior to an Auction Date for the APS of that series. Upon receiving such Request for Special Dividend Period, the Broker-Dealers jointly shall determine the Optional Redemption Price of the APS of that series during such Special Dividend Period and the Specific Redemption Provisions and shall give the Fund and the Auction Agent written notice (a "Response") of such determination by no later than the second Business Day prior to such Auction Date. In making such determination, the Broker-Dealers will consider (i) existing short-term and long-term market rates and indices of such short-term and long-term rates, (ii) existing market supply and demand for short-term and long-term securities, (iii) existing yield curves for short-term and long-term securities comparable to the APS, (iv) industry and financial conditions which may affect the APS of that series, (v) the investment objective of the Fund and (vi) the Dividend Periods and dividend rates at which current and potential beneficial holders of the APS would remain or become beneficial holders.

After providing the Request for Special Dividend Period to the Auction Agent and each Broker-Dealer as set forth above, the Fund, by no later than the second Business Day prior to such Auction Date, may give a notice (a "Notice of Special Dividend Period") to the Auction Agent, the Securities Depository and each Broker-Dealer, which notice will specify (i) the duration of the Special Dividend Period, (ii) the Optional Redemption Price, if any, as specified in the related Response and (iii) the Specific Redemption Provisions, if any, as specified in the related Response. The Fund has agreed to provide a copy of such Notice of Special Dividend Period to Moody's. The Fund will not give a Notice of Special Dividend Period and, if such Notice of Special Dividend Period was given already, will give telephonic and written notice of its revocation (a "Notice of Revocation") to the Auction Agent, each Broker-Dealer and the Securities Depository on or prior to the Business Day prior to the relevant Auction Date if (x) either the 1940 Act APS Asset Coverage is not satisfied or the Fund fails to maintain Moody's Eligible Assets with an aggregate Discounted Value at least equal to the APS Basic Maintenance Amount, on each of the two Valuation Dates immediately preceding the Business Day prior to the relevant Auction Date on an actual basis and on a pro forma basis giving effect to the proposed Special Dividend Period (using as a pro forma dividend rate with respect to such Special Dividend Period the dividend rate which the Broker-Dealers shall advise the Fund is an approximately equal rate for securities similar to the APS with an equal dividend period) or (y) sufficient funds for the payment of dividends payable on the immediately succeeding Dividend Payment Date have not been irrevocably deposited with the Auction Agent by the close of business on the third Business Day preceding the Auction Date immediately preceding such


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40

Description of APS
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Dividend Payment Date. The Fund also shall provide a copy of such Notice of Revocation to Moody's. If the Fund is prohibited from giving a Notice of Special Dividend Period as a result of the factors enumerated in clause (x) or
(y) above or if the Fund gives a Notice of Revocation with respect to a Notice of Special Dividend Period, the next succeeding Dividend Period for that series will be a 7-Day Dividend Period. In addition, in the event Sufficient Clearing Bids are not made in an Auction, or if an Auction is not held for any reason, the next succeeding Dividend Period will be a 7-Day Dividend Period, and the Fund may not again give a Notice of Special Dividend Period (and any such attempted notice will be null and void) until Sufficient Clearing Bids have been made in an Auction with respect to a 7-Day Dividend Period. If an Auction is not held because an unforeseen event or unforeseen events cause a day that otherwise would have been a Dividend Payment Date or an Auction Date not to be a Business Day, then the length of the Dividend Period relating to such Dividend Payment Date shall be extended by seven days (or a multiple thereof if necessary because of such unforeseen event or events) (an "Extension Period"), the Applicable Rate for such Extension Period shall be the Applicable Rate for the Dividend Period so extended and the Dividend Payment Date for such Dividend Period shall be the first Business Day next succeeding the end of such Extension Period. Solely for purposes of (1) the foregoing sentence, (2) the proviso in clause (i) of the definition of "Non-Payment Period" under "--Non-Payment Period; Late Charge" below and (3) the second parenthetical in the fifth sentence of the same paragraph in which "Non-Payment Period" is defined, any day on which banks in New York City generally are closed, for any reason, while the New York Stock Exchange remains open for trading and any day which otherwise would be a Business Day as defined in the Amended By-laws on which the Auction Agent is closed for business, for any reason, shall not be considered a Business Day.

Determination of Dividend Rate
The dividend rate on a series of APS during the period from and including the Date of Original Issue for the APS to but excluding the Initial Dividend Payment Date for that series of APS (the "Initial Dividend Period") will be the rate per annum set forth on the inside cover page hereof. Commencing on the Initial Dividend Payment Date for a series of APS, the Applicable Rate on that series of APS for each Subsequent Dividend Period, which Subsequent Dividend Period shall be a period commencing on and including a Dividend Payment Date and ending on and including the calendar day prior to the next Dividend Payment Date (or last Dividend Payment Date in a Dividend Period if there is more than one Dividend Payment Date), shall be equal to the rate per annum that results from the Auction with respect to such Subsequent Dividend Period. Cash dividends shall be calculated as set forth above under "--Dividends--General."

Non-Payment Period; Late Charge
A "Non-Payment Period" for a series of APS will commence if the Fund fails to
(i) declare, prior to the close of business on the second Business Day preceding any Dividend Payment Date, for payment on or (to the extent permitted as described below) within three Business Days after such Dividend Payment Date to the persons who held such shares as of 12:00 noon, New York City time, on the Business Day preceding such Dividend Payment Date, the full amount of any dividend on the APS payable on such Dividend Payment Date, provided, however, that if the Fund is not able to make such declaration in compliance with the foregoing because an unforeseen event or unforeseen events causes or cause a day that otherwise would have been a Business Day not to be a Business Day, then the Fund may make such declaration on the Business Day immediately preceding the Dividend Payment Date, if possible, or, if not possible, on the Dividend Payment Date, and in such case the Fund shall not be deemed to have failed to declare a dividend otherwise required to be declared, or (ii) deposit, irrevocably in trust, in same-day funds, with the Auction Agent by 12:00 noon, New York City time, (A) on such Dividend Payment Date the full amount of any cash dividend on such shares payable (if declared) on such Dividend Payment Date or (B) on any redemption date for any APS called for redemption, the Mandatory Redemption Price per share of such APS or, in the case of an optional redemption, the Optional Redemption Price per share. Such Non-Payment Period will consist of the period commencing on and including the


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                                                                             41

Description of APS
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aforementioned Dividend Payment Date or redemption date, as the case may be, and ending on and including the Business Day on which, by 12:00 noon, New York City time, all unpaid cash dividends and unpaid redemption prices shall have been so deposited or otherwise shall have been made available to the applicable holders in same-day funds, provided that a Non-Payment Period for the APS will not end unless the Fund shall have given at least five days' but no more than 30 days' written notice of such deposit or availability to the Auction Agent, the Securities Depository and all holders of the APS of such series. Notwithstanding the foregoing, the failure by the Fund to deposit funds as provided for by clauses (ii) (A) or (ii) (B) above within three Business Days after any Dividend Payment Date or redemption date, as the case may be, in each case to the extent contemplated below, shall not constitute a "Non-Payment Period." The Applicable Rate for each Dividend Period for the APS of any series, commencing during a Non-Payment Period, will be equal to the Non-Payment Period Rate; and each Dividend Period commencing after the first day of, and during, but not after the end of, a Non-Payment Period shall be a 7-Day Dividend Period. Any dividend on the APS due on any Dividend Payment Date for such shares (if, prior to the close of business on the second Business Day preceding such Dividend Payment Date, the Fund has declared such dividend payable on such Dividend Payment Date to the persons who held such shares as of 12:00 noon, New York City time, on the Business Day preceding such Dividend Payment Date) or redemption price with respect to such shares not paid to such persons when due may be paid to such persons in the same form of funds by 12:00 noon, New York City time, on any of the first three Business Days after such Dividend Payment Date or due date, as the case may be, provided that such amount is accompanied by a late charge calculated for such period of non-payment at the Non-Payment Period Rate applied to the amount of such non-payment based on the actual number of days comprising such period (excluding any days that would have been Business Days but for the occurrence of any unforeseen event or unforeseen events that caused such days not to be Business Days) divided by 365, and in such case such period shall not constitute a Non-Payment Period; provided, however, that the Fund shall not be required to pay any late charge if it declares a dividend on the Dividend Payment Date or the Business Day immediately preceding such Dividend Payment Date in accordance with clause (i) of the definition of "Non-Payment Period" and deposits payment for such dividend as contemplated by clause (ii)(A) of the definition of "Non-Payment Period" on or before the second Business Day succeeding the day on which the dividend was declared. In the case of a willful failure of the Fund to pay a dividend on a Dividend Payment Date or to redeem any APS on the date set for such redemption, the preceding sentence shall not apply and the Applicable Rate for the Dividend Period commencing during the Non-Payment Period resulting from such failure shall be the Non-Payment Period Rate. For the purposes of the foregoing, payment to a person in same-day funds on any Business Day at any time will be considered equivalent to payment to that person in New York Clearing House (next-day) funds at the same time on the preceding Business Day, and any payment made after 12:00 noon, New York City time, on any Business Day shall be considered to have been made instead in the same form of funds and to the same person before 12:00 noon, New York City time, on the next Business Day. The "Non-Payment Period Rate" initially will be 200% of the applicable Reference Rate (or 275% of such rate if the Fund has provided notification to the Auction Agent prior to the Auction establishing the Applicable Rate for any dividend that net capital gains or other taxable income will be included in such dividend on the APS), provided that the Board of Trustees shall have the authority to adjust, modify, alter or change from time to time the initial Non-Payment Period Rate if the Board of Trustees determines and Moody's (or any Substitute Rating Agency in lieu of Moody's in the event Moody's shall not rate the APS) advises the Fund in writing that such adjustment, modification, alteration or change will not adversely affect its then-current rating on the APS.

Restrictions on Dividends and Other Payments
Under the 1940 Act, the Fund may not declare dividends or make other distributions on Common Shares or purchase any such shares if, at the time of the declaration, distribution or purchase, as applicable (and after giving effect thereto), asset coverage (as defined in the 1940 Act) with respect to the outstanding


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Description of APS
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APS would be less than 200% (or such other percentage as in the future may be required by law). The foregoing limitations on dividends, other distributions and purchases in certain circumstances may impair the Fund's ability to maintain its qualification as a regulated investment company under the Code. See "Taxes." Upon any failure to pay dividends on the APS for two years or more, the holders of the APS will acquire certain additional voting rights. See "--Voting Rights" below.

For so long as any APS are outstanding, the Fund will not declare, pay or set apart for payment any dividend or other distribution (other than a dividend or distribution paid in shares of, or options, warrants or rights to subscribe for or purchase, Common Shares or other shares, if any, ranking junior to the APS as to dividends or upon liquidation) in respect of Common Shares or any other shares of the Fund ranking junior to or on a parity with the APS as to dividends or upon liquidation, or call for redemption, redeem, purchase or otherwise acquire for consideration any Common Shares or any other such junior shares (except by conversion into or exchange for shares of the Fund ranking junior to APS as to dividends and upon liquidation) or any such parity stock (except by conversion into or exchange for shares of the Fund ranking junior to or on a parity with APS as to dividends and upon liquidation), unless (A) immediately after such transaction, the Fund would have Moody's Eligible Assets with an aggregate Discounted Value equal to or greater than the APS Basic Maintenance Amount, and the 1940 Act APS Asset Coverage (see "--Asset Maintenance" and "--Redemption" below) would be satisfied, (B) full cumulative dividends on the APS due on or prior to the date of the transaction have been declared and paid or shall have been declared and sufficient funds for the payment thereof deposited with the Auction Agent, (C) any Gross-up Dividend required to be paid on or before the date of such declaration or payment has been paid and (D) the Fund has redeemed the full number of APS required to be redeemed by any provision for mandatory redemption contained in the Amended By-Laws.

Inclusion of Taxable Income in Dividends
Where the Fund is aware that it will include any net capital gains or other taxable income in any dividend on APS, the Fund will notify the Auction Agent of the amount to be so included prior to the Auction Date on which the Applicable Rate for the dividend is to be established. The Fund may also include such income in a dividend on shares of APS without giving notice in advance of the Auction Date if it increases the dividend by an additional amount calculated as if such income were the subject of a Retroactive Taxable Allocation and the additional amount were a Gross-up Dividend (as described immediately below) and notifies the Auction Agent of such inclusion at least five days prior to the applicable Dividend Payment Date.

Gross-up Dividends
The Fund may retroactively allocate net capital gains or other Taxable Income to the APS without giving the advance notice to the Auction Agent described above under "--The Auction--Auction Date; Advance Notice of Allocation of Taxable Income; Inclusion of Taxable Income in Dividends." If the Fund does so solely by reason of the fact that such allocation is made as a result of the redemption of all or a portion of the outstanding shares of APS or the liquidation of the Fund (a "Retroactive Taxable Allocation"), the Fund, within 90 days (and generally within 60 days) after the end of the Fund's fiscal year for which a Retroactive Taxable Allocation is made, will provide notice thereof to the Auction Agent and to each holder of APS (initially Cede & Co. as nominee of the Securities Depository) during such fiscal year at such holder's address as the same appears or last appeared on the share books of the Fund. Within 30 days after such notice is given to the Auction Agent, the Fund will pay to the Auction Agent (who then will distribute to such holders of the APS), out of funds legally available therefor, an amount equal to the aggregate Gross-up Dividend (as defined below) with respect to all Retroactive Taxable Allocations made to such holders during the fiscal year in question. The Fund will not otherwise compensate the holders of the APS for any tax liability caused by the retroactive allocation of net capital gains or other taxable income to the APS. See "Taxes."


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                                                                             43

Description of APS
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A "Gross-up Dividend" means a payment to a present or former holder of the APS of an amount which, when giving effect to the Retroactive Taxable Allocation made to such holder with respect to the fiscal year in question, would cause such holder's after-tax return (taking into account both the Retroactive Taxable Allocation and the Gross-up Dividend) to be equal to the after-tax return the holder would have received if there had been no Retroactive Taxable Allocation. A Gross-up Dividend shall be calculated (i) without consideration being given to the time value of money, (ii) assuming that none of the dividends received from the Fund is a Preference Item and (iii) assuming that each Retroactive Taxable Allocation would be taxable to each holder of APS at the maximum combined effective marginal federal, New York State and New York City income tax rate (including any surtax) applicable to the taxable character of the distribution (i.e., ordinary income or net capital gain) in the hands of an individual or a corporation, whichever is greater (disregarding the effect of any other local taxes and the phase out of, or provision limiting, personal exemptions, itemized deductions or the benefit of lower tax brackets). The Fund generally intends to designate any Gross-up Dividend as an "exempt-interest" dividend to the extent permitted by applicable law. However, a portion or all of any Gross-up Dividend will be taxable to the recipient thereof. See "Taxes." The Fund will not pay a further Gross-up Dividend with respect to any taxable portion of a Gross-up Dividend. The Fund shall not be required to pay Gross-up Dividends with respect to any net capital gain or other taxable income determined by the IRS to be allocable in a manner different from that allocated by the Fund.

ASSET MAINTENANCE

The Fund will be required to satisfy two separate asset maintenance requirements under the terms of the Amended By-Laws. These requirements are summarized below.

1940 Act APS Asset Coverage
The Fund will be required under the Amended By-Laws to maintain, with respect to the APS, as of the last Business Day of each month in which any APS are outstanding, asset coverage of at least 200% with respect to senior securities which are shares of beneficial interest in the Fund, including the APS (or such other asset coverage as in the future may be specified in or under the 1940 Act as the minimum asset coverage for senior securities which are shares of beneficial interest of a closed-end investment company as a condition of paying dividends on its common stock) ("1940 Act APS Asset Coverage"). If the Fund fails to maintain 1940 Act APS Asset Coverage and such failure is not cured as of the last Business Day of the following month (the "1940 Act Cure Date"), the Fund will be required under certain circumstances to redeem certain of the APS. See "--Redemption" below.

The 1940 Act APS Asset Coverage immediately following the issuance of APS offered hereby (after giving effect to the deduction of the sales load and offering expenses for the APS), computed using the Fund's net assets as of
            , 2002, and assuming the APS had been issued as of such date, will be as follows:

       Value of Fund assets less liabilities not
             constituting senior securities                     $
           _________________________________________        =       =      %
                                                                ----
    Senior securities representing indebtedness plus            $
         liquidation value of the shares of APS

APS Basic Maintenance Amount
So long as the APS are outstanding, the Fund will be required under the Amended By-Laws to maintain as of each Business Day (a "Valuation Date") Moody's Eligible Assets having in the aggregate a Discounted Value at least equal to the APS Basic Maintenance Amount. If the Fund fails to meet such requirement as of any Valuation Date and such failure is not cured on or before the sixth Business Day after such Valuation Date (the "APS Basic Maintenance Cure Date"), the Fund will be required in certain circumstances to redeem certain of the APS. Upon any failure to maintain the required Discounted Value,


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44

Description of APS
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the Fund will use its best efforts to alter the composition of its portfolio to retain a Discounted Value at least equal to the APS Basic Maintenance Amount on or prior to the APS Basic Maintenance Cure Date. See "--Redemption."

The "APS Basic Maintenance Amount" as of any Valuation Date is defined as the dollar amount equal to the sum of (i)(A) the product of the number of shares of APS outstanding on such date multiplied by $25,000 (plus the product of the number of shares of any other series of Preferred Shares outstanding on such date multiplied by the liquidation preference of such shares), plus any redemption premium applicable to shares of APS (or other Preferred Shares) then subject to redemption; (B) the aggregate amount of dividends that will have accumulated at the respective Applicable Rates (whether or not earned or declared) to (but not including) the first respective Dividend Payment Dates for shares of APS outstanding that follow such Valuation Date (plus the aggregate amount of dividends, whether or not earned or declared, that will have accumulated in respect of other outstanding Preferred Shares to, but not including, the first respective dividend payment dates for such other shares that follow such Valuation Date); (C) the aggregate amount of dividends that would accumulate on shares of each series of APS outstanding from such first respective Dividend Payment Date therefor through the 49th day after such Valuation Date, at the Maximum Applicable Rate (calculated as if such Valuation Date were the Auction Date for the Dividend Period commencing on such Dividend Payment Date) for a 7-Day Dividend Period of shares of such series to commence on such Dividend Payment Date, assuming, solely for purposes of the foregoing, that if on such Valuation Date the Fund shall have delivered a Notice of Special Dividend Period to the Auction Agent with respect to shares of such series, such Maximum Applicable Rate shall be the higher of (a) the Maximum Applicable Rate for the Special Dividend Period of shares of such series to commence on such Dividend Payment Date and (b) the Maximum Applicable Rate for a 7-Day Rate Period of shares of such series to commence on such Dividend Payment Date, multiplied by the Moody's Volatility Factor applicable to a 7-Day Dividend Period, or, in the event the Fund shall have delivered a Notice of Special Dividend Period to the Auction Agent with respect to shares of such series designating a Special Dividend Period consisting of 49 days or more, the Moody's Volatility Factor applicable to a Special Dividend Period of that length (plus the aggregate amount of dividends that would accumulate at the maximum dividend rate or rates on any other Preferred Shares outstanding from such respective dividend payment dates through the 49th day after such Valuation Date, as established by or pursuant to the respective statements establishing and fixing the rights and preferences of such other Preferred Shares) (except that (1) if such Valuation Date occurs during a Non-Payment Period (or, in the case of Preferred Shares other than APS, a period similar to a Non-Payment Period), the dividend for purposes of calculation would accumulate at the current dividend rate then applicable to the shares in respect of which such Non-Payment Period is applicable and (2) for those days during the period described in this subparagraph (C) in respect of which the Applicable Rate in effect immediately prior to such Dividend Payment Date will remain in effect (or, in the case of Preferred Shares other than APS, in respect of which the dividend rate or rates in effect immediately prior to such respective dividend payment dates will remain in effect), the dividend for purposes of calculation would accumulate at such Applicable Rate (or other rate or rates, as the case may be) in respect of those days); (D) the amount of anticipated expenses of the Fund for the 90 days subsequent to such Valuation Date; (E) the amount of the Fund's Maximum Potential Gross-up Dividend Liability in respect of shares of APS (and similar amounts payable in respect of other Preferred Shares) as of such Valuation Date; and (F) any current liabilities as of such Valuation Date to the extent not reflected in any of
(i)(A) through (i)(E) (including, without limitation, any payables for Municipal Obligations purchased as of such Valuation Date and any liabilities incurred for the purpose of clearing securities transactions) less (ii) the value (i.e., the face value of cash, short-term Municipal Obligations rated MIG-1, VMIG-1 or P-1, and short-term securities that are the direct obligation of the U.S. government, provided in each case that such securities mature on or prior to the date upon which any of (i)(A) through (i)(F) become payable, otherwise the Moody's Discounted Value) of any of the Fund's assets irrevocably deposited by the Fund for the


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                                                                             45

Description of APS
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payment of any of (i)(A) through (i)(F). For purposes of the foregoing, "Maximum Potential Gross-up Dividend Liability" means, as of any Valuation Date, the aggregate amount of Gross-up Dividends that would be due if the Fund were to make Retroactive Taxable Allocations, with respect to any fiscal year, estimated based upon dividends paid and the amount of undistributed realized net capital gains and other taxable income earned by the Fund, as of the end of the calendar month immediately preceding such Valuation Date and assuming such Gross-up Dividends are fully taxable.

For purposes of determining whether the Fund has Moody's Eligible Assets with an aggregate Discounted Value that equals or exceeds the APS Basic Maintenance Amount, the Discounted Value of Moody's Eligible Assets that the Fund is obligated to deliver or receive pursuant to an outstanding futures contract or option shall be as follows: (i) assets subject to call options written by the Fund that are either exchange-traded and "readily reversible" or that expire within 49 days after the date as of which such valuation is made shall be valued at the lesser of (A) Discounted Value and (B) the exercise price of the call option written by the Fund; (ii) assets subject to call options written by the Fund not meeting the requirements of clause (i) of this sentence shall have no value; (iii) assets subject to put options written by the Fund shall be valued at the lesser of (A) the exercise price and (B) the Discounted Value of the assets subject to the option; (iv) futures contracts shall be valued at the lesser of (A) settlement price and (B) the Discounted Value of the assets subject to the futures contract, provided that, if a contract matures within 49 days after the date as of which such valuation is made, where the Fund is the seller the contract may be valued at the settlement price and where the Fund is the buyer the contract may be valued at the Discounted Value of the assets subject to the futures contract; and (v) where delivery may be made to the Fund with any security of a class of securities, the Fund shall assume that it will take delivery of the security with the lowest Discounted Value.

In addition, for purposes of determining whether the Fund has Moody's Eligible Assets with an aggregate Discounted Value that equals or exceeds the APS Basic Maintenance Amount, the following amounts shall be subtracted from the aggregate Discounted Value of the Moody's Eligible Assets held by the Fund to the extent the relevant asset is a Moody's Eligible Asset: (i) 10% of the exercise price of a written call option; (ii) the exercise price of any written put option; (iii) where the Fund is the seller under a financial futures contract, 10% of the settlement price of the financial futures contract; (iv) where the Fund is the purchaser under a financial futures contract, any amounts payable by the Fund under such financial futures contract; (v) the settlement price of the underlying financial futures contract if the Fund writes put options on a financial futures contract; and (vi) 105% of the Market Value of the underlying financial futures contracts if the Fund writes call options on a financial futures contract and does not own the underlying contract. The Discounted Value of all forward commitments to which the Fund is a party and of all securities deliverable to the Fund pursuant to such forward commitments shall be zero.

The Discount Factors and guidelines for determining the market value of the Fund's portfolio holdings have been based on criteria established in connection with rating the APS. These factors include, but are not limited to, the sensitivity of the market value of the relevant asset to changes in interest rates, the liquidity and depth of the market for the relevant asset, the credit quality of the relevant asset (for example, the lower the rating of a debt obligation, the higher the related Discount Factor) and the frequency with which the relevant asset is marked to market. In no event shall the Discounted Value of any asset of the Fund exceed its unpaid principal balance or face amount as of the date of calculation. The Discount Factor relating to any asset of the Fund and the APS Basic Maintenance Amount, the assets eligible for inclusion in the calculation of the Discounted Value of the Fund's portfolio and certain definitions and methods of calculation relating thereto may be changed from time to time by the Fund, without shareholder approval, but only in the event the Fund receives written confirmation from Moody's, or any Substitute Rating Agency, that any such changes would not impair the ratings then assigned to the APS by Moody's or such Substitute Rating Agency.


--------------------------------------------------------------------------------
46

Description of APS
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On or before the third Business Day after a Valuation Date on which the Fund fails to maintain Moody's Eligible Assets with an aggregate Discounted Value equal to or greater than the APS Basic Maintenance Amount, the Fund is required to deliver to the Auction Agent and Moody's a report with respect to the calculation of the APS Basic Maintenance Amount and the value of its portfolio holdings (an "APS Basic Maintenance Report") as of the date of such failure. Additionally, on or before the third Business Day after the first day of a Special Dividend Period, the Fund will deliver an APS Basic Maintenance Report to Moody's and the Auction Agent. The Fund also will deliver an APS Basic Maintenance Report as of the last Business Day of the last month of each fiscal quarter of the Fund on or before the third Business Day after such day. Within ten Business Days after delivery of such report relating to the last Business Day of the last month of each fiscal quarter of the Fund, the Fund will deliver a letter prepared by the Fund's independent accountants regarding the accuracy of the calculations made by the Fund in its most recent APS Basic Maintenance Report (and in another APS Basic Maintenance Report, randomly selected by the Fund's independent accountants, that was delivered during such fiscal quarter). Also, on or before 5:00 p.m., New York City time, on the first Business Day after any Common Shares are repurchased by the Fund, the Fund will complete and deliver to Moody's an APS Basic Maintenance Report as of the close of business on such date that Common Shares are repurchased. If any such letter prepared by the Fund's independent accountants shows that an error was made in the most recent APS Basic Maintenance Report, the calculation or determination made by the Fund's independent accountants will be conclusive and binding on the Fund.

REDEMPTION

Optional Redemption
To the extent permitted under the 1940 Act and under Massachusetts law, upon giving a notice of redemption, as provided below, the Fund, at its option, may redeem the APS, in whole or in part, out of funds legally available therefor, at the Optional Redemption Price per share on any Dividend Payment Date; provided that no APS may be redeemed at the option of the Fund during (a) the Initial Dividend Period with respect to the APS or (b) a Non-Call Period to which such share is subject. "Optional Redemption Price" means $25,000 per share of APS plus an amount equal to accumulated but unpaid dividends (whether or not earned or declared) to the date fixed for redemption plus any applicable redemption premium, if any, attributable to the designation of a Premium Call Period, but excluding Gross-up Dividends. In addition, holders of APS may be entitled to receive Gross-up Dividends in the event of redemption of such APS to the extent provided herein. See "--Dividends--Gross-up Dividends." The Fund has the authority to redeem the APS for any reason and may redeem all or part of the outstanding APS if it anticipates that the Fund's leveraged capital structure will result in a lower rate of return to holders of Common Shares for any significant period of time than that obtainable if the Common Shares were unleveraged.

Mandatory Redemption
Under the Fund's Amended By-Laws, the Fund will be required to redeem, out of funds legally available therefor, at the Mandatory Redemption Price per share, the APS to the extent permitted under the 1940 Act and Massachusetts law, on a date fixed by the Board of Trustees, if the Fund fails to maintain Moody's Eligible Assets with an aggregate Discounted Value equal to or greater than the APS Basic Maintenance Amount or to satisfy the 1940 Act APS Asset Coverage and such failure is not cured on or before the APS Basic Maintenance Cure Date or the 1940 Act Cure Date (herein collectively referred to as a "Cure Date"), as the case may be. "Mandatory Redemption Price" for each series of APS means $25,000 per share plus an amount equal to accumulated but unpaid dividends (whether or not earned or declared) to the date fixed for redemption, but excluding Gross-up Dividends. In addition, holders of APS may be entitled to receive Gross-up Dividends in the event of redemption of such APS to the extent provided herein. See "--Dividends--Gross-up Dividends." The number of APS to be redeemed will be


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                                                                             47

Description of APS
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equal to the lesser of (a) the minimum number of APS the redemption of which, if deemed to have occurred immediately prior to the opening of business on the Cure Date, together with all other Preferred Shares subject to redemption or retirement, would result in the Fund having Moody's Eligible Assets with an aggregate Discounted Value equal to or greater than the APS Basic Maintenance Amount or satisfaction of the 1940 Act APS Asset Coverage, as the case may be, on such Cure Date (provided that, if there is no such minimum number of shares the redemption of which would have such result, all APS then outstanding will be redeemed), and (b) the maximum number of APS, together with all other shares of Preferred Shares subject to redemption or retirement, that can be redeemed out of funds expected to be legally available therefor on such redemption date. In determining the number of APS required to be redeemed in accordance with the foregoing, the Fund shall allocate the number required to be redeemed which would result in the Fund having Moody's Eligible Assets with an aggregate Discounted Value equal to or greater than the APS Basic Maintenance Amount or satisfaction of the 1940 Act APS Asset Coverage, as the case may be, pro rata among APS and other Preferred Shares subject to redemption pursuant to provisions similar to those set forth below; provided that APS that may not be redeemed at the option of the Fund due to the designation of a Non-Call Period applicable to such shares (A) will be subject to mandatory redemption only to the extent that other shares are not available to satisfy the number of shares required to be redeemed and (B) will be selected for redemption in an ascending order of outstanding number of days in the Non-Call Period (with shares with the lowest number of days to be redeemed first) and by lot in the event of shares having an equal number of days in such Non-Call Period. The Fund is required to effect such a mandatory redemption not later than 35 days after such Cure Date, except that if the Fund does not have funds legally available for the redemption of all of the required number of APS which are subject to mandatory redemption or the Fund otherwise is unable to effect such redemption on or prior to 35 days after such Cure Date, the Fund will redeem those APS which it was unable to redeem on the earliest practicable date on which it is able to effect such redemption.

General
If the APS are to be redeemed, a notice of redemption will be mailed to each record holder of such APS (initially Cede & Co. as nominee of the Securities Depository) and to the Auction Agent not less than 17 nor more than 30 days prior to the date fixed for the redemption thereof. Each notice of redemption will include a statement setting forth: (i) the redemption date, (ii) the aggregate number of APS to be redeemed, (iii) the redemption price, (iv) the place or places where APS are to be surrendered for payment of the redemption price, (v) a statement that dividends on the shares to be redeemed will cease to accumulate on such redemption date (except that holders may be entitled to Gross-up Dividends) and (vi) the provision of the Amended By-Laws pursuant to which such shares are being redeemed. No defect in the notice of redemption or in the mailing or publication thereof will affect the validity of the redemption proceedings, except as required by applicable law.

If less than all of the outstanding APS are to be redeemed, the shares to be redeemed will, unless otherwise required for the Amended By-Laws, be selected by lot or such other method as the Fund deems fair and equitable, and the results thereof will be communicated to the Auction Agent. The Auction Agent will give notice to the Securities Depository, whose nominee will be the record holder of all APS, and the Securities Depository will determine the number of shares to be redeemed from the account of the Agent Member of each Existing Holder. Each Agent Member will determine the number of shares to be redeemed from the account of each Existing Holder for which it acts as agent. An Agent Member may select for redemption shares from the accounts of some Existing Holders without selecting for redemption any shares from the accounts of other Existing Holders. Notwithstanding the foregoing, if neither the Securities Depository nor its nominee is the record holder of all of the APS series, the particular shares to be redeemed shall be selected by the Fund by lot or by such other method as the Fund deems fair and equitable.


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48

Description of APS
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If the Fund gives notice of redemption, and concurrently or thereafter deposits in trust with the Auction Agent, or segregates in an account at the Fund's custodian bank for the benefit of the Auction Agent, Deposit Securities (with a right of substitution) having an aggregate Discounted Value equal to the redemption payment for the APS as to which notice of redemption has been given, with irrevocable instructions and authority to pay the redemption price to the record holders thereof, then upon the date of such deposit or, if no such deposit is made, upon such date fixed for redemption (unless the Fund defaults in making payment of the redemption price), all rights of the holders of such shares called for redemption will cease and terminate, except the right of such holders to receive the redemption price thereof and any Gross-up Dividends, but without interest, and such shares no longer will be deemed to be outstanding. The Fund will be entitled to receive, from time to time, the interest, if any, earned on such Deposit Securities deposited with the Auction Agent, and the holders of any shares so redeemed will have no claim to any such interest. Any funds so deposited which are unclaimed at the end of one year from such redemption date will be repaid, upon demand, to the Fund, after which the holders of the APS of such series so called for redemption may look only to the Fund for payment thereof.

So long as any APS are held of record by the nominee of the Securities Depository (initially Cede & Co.), the redemption price for such shares will be paid on the redemption date to the nominee of the Securities Depository. The Securities Depository's normal procedures now provide for it to distribute the amount of the redemption price to Agent Members who, in turn, are expected to distribute such funds to the persons for whom they are acting as agent.

Notwithstanding the provisions for redemption described above, no APS shall be subject to optional redemption (i) unless all dividends in arrears on the outstanding APS, and all shares of beneficial interest of the Fund ranking on a parity with the APS with respect to the payment of dividends or upon liquidation, have been or are being contemporaneously paid or declared and set aside for payment and (ii) if redemption thereof would result in the Fund's failure to maintain Moody's Eligible Assets with an aggregate Discounted Value equal to or greater than the APS Basic Maintenance Amount.

LIQUIDATION RIGHTS
Upon any liquidation, dissolution or winding up of the Fund, whether voluntary or involuntary, the holders of APS of each series will be entitled to receive, out of the assets of the Fund available for distribution to shareholders, before any distribution or payment is made upon any Common Shares or any other shares of beneficial interest of the Fund ranking junior in right of payment upon liquidation of APS, $25,000 per share together with the amount of any dividends accumulated but unpaid (whether or not earned or declared) thereon to the date of distribution, and after such payment the holders of APS will be entitled to no other payments except for any Gross-up Dividends. If such assets of the Fund are insufficient to make the full liquidation payment on outstanding APS and liquidation payments on any other outstanding class or series of Preferred Shares of the Fund ranking on a parity with the APS as to payment upon liquidation, then such assets will be distributed among the holders of APS and the holders of shares of such other class or series ratably in proportion to the respective preferential amounts to which they are entitled. After payment of the full amount of liquidation distribution to which they are entitled, the holders of APS will not be entitled to any further participation in any distribution of assets by the Fund except for any Gross-up Dividends. A consolidation, merger or share exchange of the Fund with or into any other entity or entities or a sale, whether for cash, shares of stock, securities or properties, of all or substantially all or any part of the assets of the Fund shall not be deemed or construed to be a liquidation, dissolution or winding up of the Fund.

VOTING RIGHTS
Except as otherwise indicated in this Prospectus and except as otherwise required by applicable law, holders of APS will be entitled to one vote per share on each matter submitted to a vote of shareholders and will vote together with holders of Common Shares and other Preferred Shares as a single class.


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                                                                             49

Description of APS
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In connection with the election of the Fund's Trustees, holders of the APS and any other Preferred Shares, voting as a separate class, shall be entitled at all times to elect two of the Fund's Trustees, and the remaining Trustees will be elected by holders of Common Shares and APS and any other Preferred Shares, voting together as a single class. In addition, if at any time dividends on outstanding APS are unpaid in an amount equal to at least two full years' dividends thereon and sufficient cash or securities shall not have been deposited with the Auction Agent for the payment of such accumulated dividends, or if at any time holders of any shares of Preferred Shares are entitled, together with the holders of APS, to elect a majority of the Trustees of the Fund under the 1940 Act, then the number of Trustees constituting the Board of Trustees automatically shall be increased by the smallest number that, when added to the two Trustees elected exclusively by the holders of APS and any other Preferred Shares as described above, would constitute a majority of the Board of Trustees as so increased by such smallest number, and at a special meeting of shareholders which will be called and held as soon as practicable, and at all subsequent meetings at which Trustees are to be elected, the holders of the APS and any other Preferred Shares, voting as a separate class, will be entitled to elect the smallest number of additional Trustees that, together with the two Trustees which such holders in any event will be entitled to elect, constitutes a majority of the total number of Trustees of the Fund as so increased. The terms of office of the persons who are Trustees at the time of that election will continue. If the Fund thereafter shall pay, or declare and set apart for payment in full, all dividends payable on all outstanding APS and any other Preferred Shares for all past Dividend Periods, the additional voting rights of the holders of APS and any other Preferred Shares as described above shall cease, and the terms of office of all of the additional Trustees elected by the holders of APS and any other Preferred Shares (but not of the Trustees with respect to whose election the holders of Common Shares were entitled to vote or the two Trustees the holders of APS and any other Preferred Shares have the right to elect in any event) will terminate automatically.

Unless a higher percentage is provided for under the Declaration or the Amended By-Laws, as applicable, the affirmative vote of a majority of the votes entitled to be cast by holders of outstanding APS and any other Preferred Shares, voting together as a single class, will be required to (i) authorize, create or issue any class or series of shares ranking prior to the APS or any other series of Preferred Shares with respect to the payment of dividends or the distribution of assets on liquidation; provided, however, that no vote is required to authorize the issuance of another series of APS or another class of Preferred Shares which are substantially identical in all respects to the APS or (ii) amend, alter or repeal the provisions of the Declaration or the Amended By-Laws, whether by merger, consolidation or otherwise, so as to adversely affect any of the contract rights expressly set forth in the Declaration or the Amended By-Laws of holders of APS or any other Preferred Shares. To the extent permitted under the 1940 Act, in the event shares of more than one series of APS are outstanding, the Fund shall not approve any of the actions set forth in clause (i) or (ii) which adversely affects the contract rights expressly set forth in the Declaration or the Amended By-Laws of a holder of shares of a series of APS differently than those of a holder of shares of any other series of APS without the affirmative vote of at least a majority of votes entitled to be cast by holders of the APS of each series adversely affected and outstanding at such time (each such adversely affected series voting separately as a class). The Board of Trustees, however, without shareholder approval, may amend, alter or repeal any or all of the various Rating Agency guidelines described herein in the event the Fund receives confirmation from Moody's (or the applicable Substitute Rating Agency) that any such amendment, alteration or repeal would not impair the rating then assigned to the APS by such Rating Agency. Unless a higher percentage is provided for under the Declaration, the affirmative vote of a majority of the votes entitled to be cast by holders of outstanding APS and any other Preferred Shares, voting as a separate class, will be required to approve any plan of reorganization (including bankruptcy proceedings) adversely affecting such shares or any action requiring a vote of security holders under Section 13(a) of the 1940 Act including, among other things, changes in the investment restrictions described as fundamental policies under "Investment Restrictions" in the Statement of Additional Information. The class vote of holders of APS and any other Preferred Shares


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50

Description of APS
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described above in each case will be in addition to any separate vote of the requisite percentage of Common Shares and APS and any other Preferred Shares, voting together as a single class, necessary to authorize the action in question.

The foregoing voting provisions will not apply to the APS if, at or prior to the time when the act with respect to which such vote otherwise would be required shall be effected, such shares shall have been (i) redeemed or (ii) called for redemption and sufficient funds shall have been deposited in trust to effect such redemption.

Management of the Fund

TRUSTEES AND OFFICERS

The Board of Trustees is responsible for the management of the Fund, including supervision of the duties performed by the Manager and PIMCO. The names and business addresses of the Trustees and officers of the Fund and their principal occupations and other affiliations during the past five years are set forth under "Management of the Fund" in the Statement of Additional Information.

INVESTMENT MANAGER

The Manager serves as the investment manager of the Fund. Subject to the supervision of the Board of Trustees, the Manager is responsible for managing, either directly or through others selected by it, the investment activities of the Fund and the Fund's business affairs and other administrative matters. The Manager is located at 1345 Avenue of the Americas, New York, New York 10105.

Organized in 2000, the Manager provides investment management and advisory services to several closed-end and open-end investment company clients. As of
        , 2002, the Manager had approximately $   billion in assets under
management. Allianz Dresdner Asset Management of America L.P. is the direct parent company of PIMCO Advisors Retail Holdings LLC, of which the Manager is a
wholly-owned subsidiary. As of       , 2002, Allianz Dresdner Asset Management
of America L.P. and its subsidiary partnerships, including PIMCO, had
approximately $    billion in assets under management.

The Manager has retained its affiliate, PIMCO, to manage the Fund's investments. See "--Portfolio Manager" below. The Manager and PIMCO are each majority-owned indirect subsidiaries of Allianz AG, a publicly traded German insurance and financial services company.

PORTFOLIO MANAGER

PIMCO serves as the portfolio manager for the Fund. Subject to the supervision of the Manager, PIMCO has full investment discretion and makes all determinations with respect to the investment of the Fund's assets.

PIMCO is located at 840 Newport Center Drive, Newport Beach, California 92660. Organized in 1971, PIMCO provides investment management and advisory services to private accounts of institutional and individual clients and to mutual
funds. As of         , 2002, PIMCO had approximately $    billion in assets
under management. The Manager (and not the Fund) pays a portion of the fees it receives to PIMCO in return for PIMCO's services.

Bill Gross, a founder of PIMCO, serves as Managing Director and Chief Investment Officer of PIMCO. In his role as Chief Investment Officer, he serves as the head of the Investment Committee, which


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                                                                             51

Management of the Fund
--------------------------------------------------------------------------------

oversees setting investment policy decisions, including duration positioning, yield curve management, sector rotation, credit quality and overall portfolio composition, for all PIMCO portfolios and strategies, including the Fund. The following individual at PIMCO has primary responsibility for the day-to-day portfolio management of the Fund.

                  Since                Recent Professional Experience
----------------------------------------------------------------------------------
Mark V. McCray    2002     Executive Vice President, PIMCO. Mr. McCray joined
               (Inception) PIMCO as a Portfolio Manager in 2000. Prior to that, he was a bond trader from 1992-1999 at Goldman Sachs &
                           Co. where he was appointed Vice President in 1996 and
                           named co-head of municipal bond trading in 1997 with
                           responsibility for the firm's proprietary account and
                           supervised municipal bond traders.

Chris Dialynas, a Managing Director and senior member of PIMCO's investment strategy group, oversees Mr. McCray regarding the management of the Fund.

INVESTMENT MANAGEMENT AGREEMENT

Pursuant to an investment management agreement between the Manager and the Fund (the "Investment Management Agreement"), the Fund has agreed to pay the Manager an annual management fee payable on a monthly basis at the annual rate of 0.65% of the Fund's average daily net assets (including net assets attributable to Preferred Shares, including the APS) for the services and facilities it provides.

In addition to the fees of the Manager, the Fund pays all other costs and expenses of its operations, including compensation of its Trustees (other than those affiliated with the Manager), custodial expenses, shareholder servicing expenses, transfer agency and dividend disbursing expenses, legal fees, expenses of independent auditors, expenses of repurchasing shares, expenses of issuing any Preferred Shares, expenses of preparing, printing and distributing prospectuses, shareholder reports, notices, proxy statements and reports to governmental agencies, and taxes, if any.

The Manager has contractually agreed to waive a portion of the management fees it is entitled to receive from the Fund in the amounts, and for the time periods, set forth below (covering commencement of Fund operations through October 31, 2009):

                                              Percentage Waived             Percentage Waived
                       (contractual annual rate as a percentage  (annual rate as a percentage
                                    of average daily net assets   of average daily net assets
                                  attributable to Common Shares attributable to Common Shares
                                   assuming no Preferred Shares   -- assuming the issuance of
Period Ending June 30,               are issued or outstanding)         Preferred Shares) (2)
---------------------------------------------------------------------------------------------
2003(1)...............                                    0.15%                         0.24%
2004..................                                    0.15%                         0.24%
2005..................                                    0.15%                         0.24%
2006..................                                    0.15%                         0.24%
2007..................                                    0.15%                         0.24%
2008..................                                    0.10%                         0.16%
2009..................                                    0.05%                         0.08%

--------
(1) From the commencement of the Fund's operations.
(2) Assumes the issuance of Preferred Shares in an amount equal to 38% of the Fund's capital (after their issuance).


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52

Management of the Fund
--------------------------------------------------------------------------------


The Manager has not agreed to waive any portion of its fees beyond October 31, 2009.

Because the fees received by the Manager and PIMCO are based on the total net assets of the Fund (including assets represented by APS and any leverage created thereby), the Manager and PIMCO each have a financial incentive for the Fund to issue APS, which may create a conflict of interest between the Manager and/or PIMCO and the holders of the Common Shares.

Net asset value

The net asset value ("NAV") of the Fund equals the total value of the Fund's portfolio investments and other assets, less any liabilities. For purposes of calculating NAV, portfolio securities and other assets for which market quotes are available are stated at market value. Market value is generally determined on the basis of the last reported sales price, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers or pricing services. Certain securities or investments for which market quotations are not readily available may be valued, pursuant to guidelines established by the Board of Trustees, with reference to other securities or indexes. For instance, a pricing service may recommend a fair market value based on prices of comparable municipal bonds. Short-term investments having a maturity of 60 days or less are generally valued at amortized cost. Exchange traded options, futures and options on futures are valued at the settlement price determined by the exchange. Other securities for which market quotes are not readily available are valued at fair value as determined in good faith by the Board of Trustees or persons acting at their direction.

The NAV of the Fund will be determined as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m., New York City time) (the "NYSE Close") on each day the New York Stock Exchange is open. Domestic debt securities are normally priced using data reflecting the earlier closing of the principal markets for those securities. Information that becomes known to the Fund or its agent after the Fund's NAV has been calculated on a particular day will not be used to retroactively adjust the price of a security or the Fund's NAV determined earlier that day.

In unusual circumstances, instead of valuing securities in the usual manner, the Fund may value securities at fair value as determined in good faith by the Board of Trustees, generally based upon recommendations provided by PIMCO. Fair valuation also may be required due to material events that occur after the close of the relevant market but prior to the NYSE Close.

Taxes

FEDERAL INCOME TAX MATTERS

The following federal income tax discussion is based on the advice of Ropes & Gray, counsel to the Fund, and reflects provisions of the Internal Revenue Code of 1986, as amended (the "Code"), existing Treasury regulations, rulings published by the IRS and other applicable authority, as of the date of this Prospectus. These authorities are subject to change by legislative or administrative action, possibly with retroactive effect. The following discussion is only a summary of some of the important tax considerations generally applicable to investments in the Fund. For more detailed information regarding tax considerations, see the Statement of Additional Information. There may be other tax considerations applicable to particular investors. In addition, income earned through an investment in the Fund may be subject to state and local taxes. See "--New York Tax Matters."


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                                                                             53

Taxes
--------------------------------------------------------------------------------


The Fund intends to qualify each year for taxation as a regulated investment company eligible for treatment under the provisions of Subchapter M of the Code. If the Fund so qualifies and satisfies certain distribution requirements, the Fund will not be subject to federal income tax on income distributed in a timely manner to its shareholders in the form of dividends or capital gain distributions.

In order for any distributions to holders of APS to be eligible to be treated as exempt interest dividends, the APS must be treated as equity for federal income tax purposes. Based in part on certain representations made by the Fund to Ropes & Gray relating to the lack of any present intention to redeem or purchase APS at any time in the future, it is the opinion of Ropes & Gray that the APS will constitute equity for federal income tax purposes. This opinion relies in part on a published ruling of the IRS stating that certain auction rate preferred stock similar in many material respects to the APS represents equity. The opinion of Ropes & Gray represents only its best legal judgment and is not binding on the IRS or the courts. If the IRS were successfully to assert that variable rate preferred stock such as the APS should be treated as debt for federal income tax purposes, dividends on APS would not be increased by the Fund and holders of APS would not be entitled to any additional distributions to offset the effect of paying federal income tax on the Fund's distributions so recharacterized as interest. Ropes & Gray has advised the Fund that, should the IRS pursue in court the position that the APS should be treated as debt for federal income tax purposes, the IRS would be unlikely to prevail.

To satisfy the distribution requirement applicable to regulated investment companies, amounts paid as dividends by the Fund to its shareholders, including holders of the APS, must qualify for the dividends-paid deduction. In certain circumstances, the IRS could take the position that dividends paid on the APS constitute preferential dividends under Section 562(c) of the Code, and thus do not qualify for the dividends-paid deduction.

If at any time when APS are outstanding the Fund does not meet applicable asset coverage requirements, it will be required to suspend distributions to Common Shareholders until the requisite asset coverage is restored. Any such suspension may cause the Fund to pay a 4% federal excise tax (imposed on regulated investment companies that fail to distribute for a given calendar year, generally, at least 98% of their net investment income and capital gain net income) and income tax on undistributed income or gains, and may, in certain circumstances, prevent the Fund from qualifying for treatment as a regulated investment company. The Fund may redeem APS in an effort to comply with the distribution requirement applicable to regulated investment companies and to avoid income and excise taxes.

The New York Municipal Bonds in which the Fund will invest are generally issued by the State of New York, a city in New York or a political subdivision, agency, authority or instrumentality of such state or city. Thus, substantially all of the Fund's dividends to you will qualify as "exempt-interest dividends," which are not generally subject to federal income tax. An investment in the Fund may result in liability for federal alternative minimum tax for both individual and corporate shareholders. The Fund will at all times seek to avoid portfolio investments that pay interest that is taxable to individuals under the federal alternative minimum tax. Nonetheless, the Fund may not be successful in this regard. Therefore, if your goal is to avoid or limit your receipt of income that is taxable under the alternative minimum tax, you should discuss with your tax advisor whether the Fund is an appropriate investment for you.

The IRS has taken the position in a published ruling that the Fund is required for each taxable year to allocate net capital gain and other income subject to regular federal income tax, if any, proportionately among its Common Shares and each series of APS in accordance with the percentage of total Fund distributions received by each such class of shares with respect to such year. As described above in the section entitled "Description of APS--Dividends--Gross-up Dividends," if the Fund retroactively


--------------------------------------------------------------------------------
54

Taxes
--------------------------------------------------------------------------------

allocates any net capital gains or other taxable income to the APS, in certain circumstances, it will pay Gross-up Dividends to the holders of the APS. There are other circumstances where, even if it is determined after the payment of a dividend that a portion of that dividend was subject to federal income tax, the Fund will not be required to pay any additional amount to compensate for any tax payable on the dividend.

The federal income tax consequences of Gross-up Dividends under existing law are uncertain. For example, it is unclear how Gross-up Dividends will be treated under the rules in Subchapter M of the Code applicable to dividends paid following the close of a taxable year in respect of a prior year's income. The Fund intends to treat such Gross-up Dividends as paid during such prior taxable year for purposes of the rules governing the Fund's treatment of such dividends, and to treat a holder as receiving a dividend distribution in the amount of any Gross-up Dividend only as and when such Gross-up Dividend is paid.

Existing authorities do not specifically address whether dividends (including possible Gross-up Dividends) that are paid following the close of a taxable year, but that are treated for tax purposes as derived from the income of such prior taxable year, are treated as dividends paid during such prior taxable year for purposes of determining each class's proportionate share of a particular type of income. The Fund currently intends to treat such dividends as having been paid in the prior taxable year for purposes of determining each class's proportionate share of a particular type of income with respect to such prior taxable year. Existing authorities also do not specifically address the allocation of taxable income among the dividends paid to holders of a class of shares during or with respect to a taxable year. It is possible that the IRS could disagree with the Fund's position concerning the treatment of dividends paid after the close of a taxable year or with the Fund's method of allocation, in which case the IRS could attempt to recharacterize a portion of the dividends paid to the holders of APS and designated by the Fund as exempt interest dividends as consisting instead of capital gains or other taxable income. If the IRS were to prevail with respect to any such attempted recharacterization, holders of APS could be subject to tax on amounts so recharacterized and the Fund could be subject to federal income and excise tax. In such event, no additional amounts (including Gross-up Dividends) would be paid by the Fund with respect to dividends so recharacterized to compensate for any additional tax owed by holders of APS.

If, in connection with the selection of a Long-Term Dividend Period, (i) the Fund provides that a Premium Call Period will follow a Non-Call Period, (ii) based on all the facts and circumstances at the time of the designation of the Long-Term Dividend Period the Fund is more likely than not to redeem the Preferred Shares during the Premium Call Period, and (iii) the premium to be paid upon redemption during the Premium Call Period exceeds a reasonable penalty for early redemption, it is possible that the holders of APS will be required to accrue such premium as a dividend (to the extent of the Fund's earnings and profits) over the term of the Non-Call Period.

The Fund will generally designate Gross-up Dividends as exempt-interest dividends to the extent it determines such designation is consistent with the allocation principles, as described in "Description of APS--Dividends--Gross-up Dividends." However, a portion or all of a Gross-up Dividend will be taxable either in the taxable year in which the dividend or dividends to which the Gross-up Dividend relates was paid or in the taxable year in which the Gross-up Dividend is paid. The Fund will not be required to pay any additional amount if it is determined that its treatment of Gross-up Dividends was improper.

The Fund may at times buy tax-exempt investments at a discount from the price at which they were originally issued, especially during periods of rising interest rates. For federal income tax purposes, some


--------------------------------------------------------------------------------
                                                                             55

Taxes
--------------------------------------------------------------------------------

or all of any market discount that is other than de minimis will be included in the Fund's ordinary income and will be taxable to shareholders as such when such income is distributed. The Fund's investments in these and certain other debt obligations may cause the Fund to recognize taxable income in excess of the cash generated by such obligations. Thus, the Fund could be required at times to liquidate other investments in order to satisfy its distribution requirements.

For federal income tax purposes, distributions of investment income other than exempt interest dividends are taxable as ordinary income. Generally, gains realized by the Fund on the sale or exchange of investments will be taxable to its shareholders, even though interest income from such investments generally will be tax-exempt. Whether distributions of capital gains are taxed as ordinary income or capital gains is determined by how long the Fund owned the investments that generated such capital gains, rather than how long a shareholder has owned his or her shares. Distributions are taxable to shareholders even if they are paid from income or gains earned by the Fund before a shareholder's investment (and thus were included in the price the shareholder paid). Distributions of gains from the sale of investments that the Fund owned for more than one year will be taxable as capital gains. Distributions of gains from the sale of investments that the Fund owned for one year or less will be taxable as ordinary income. Distributions of capital gains and investment income other than exempt interest dividends are taxable whether shareholders receive them in cash or reinvest them in additional shares through the Fund's Dividend Reinvestment Plan for Common Shares.

Any gain resulting from the sale or exchange of Fund shares will generally also be subject to tax. In addition, the exemption from federal income tax for exempt-interest dividends does not necessarily result in exemption for such dividends under the income or other tax laws of any state or local taxing authority. You should consult your tax advisor for more information on your own tax situation, including possible state and local taxes. See "--New York Tax Matters."

The backup withholding tax rate is 30% for amounts paid during 2002 and 2003 if the Fund is required to apply backup withholding to taxable distributions payable to a shareholder. Please see "Tax Matters" in the Statement of Additional Information for additional information about the backup withholding tax rates for subsequent years.

NEW YORK TAX MATTERS

The following is a general, abbreviated summary of certain provisions of the applicable New York tax law as presently in effect as it directly governs the taxation of New York resident individual, corporate and unincorporated business holders of APS of the Fund, based upon the advice of Edwards & Angell, LLP, special counsel to the Fund. This summary does not address the taxation of other shareholders nor does it discuss any local taxes, other than New York City taxes, that may be applicable. These provisions are subject to change by legislative or administrative action, and any such change may be retroactive with respect to Fund transactions. The following is based on the assumptions that the Fund will qualify under Subchapter M of the Code as a regulated investment company, that it will satisfy the conditions which will cause the Fund's distributions to qualify as exempt-interest dividends to shareholders, that it will distribute all interest and dividends received to the Fund's shareholders and that the APS will constitute equity for federal income tax purposes. The Fund will be subject to the New York Business Corporation franchise tax and the New York City general corporation tax only if it has a sufficient nexus with New York State or New York City. If it is subject to such taxes, it does not expect to pay a material amount of either tax. Distributions by the Fund that are attributable to interest on any obligation of New York and its political subdivisions or to interest on obligations of U.S. territories and possessions that are exempt from state taxation under federal law will not be subject to the New York State personal income tax or the New York City personal income or unincorporated business taxes. All other distributions,


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56

Taxes
--------------------------------------------------------------------------------

including distributions attributable to interest on obligations of the United States or its instrumentalities and distributions attributable to capital gains, will be subject to the New York State personal income tax and the New York City personal income and unincorporated business taxes.

All distributions from the Fund, regardless of source, will increase the taxable base of shareholders subject to the New York Business Corporation franchise tax or the New York City general corporation tax. Gain from the sale, exchange, or other disposition of APS of the Fund will be subject to the New York State personal income and franchise taxes and the New York City personal income, unincorporated business, and general corporation taxes. APS of the Fund may be subject to New York State estate tax if owned by a New York decedent at the time of death. APS of the Fund will not be subject to property taxes imposed by New York State or City. Interest on indebtedness incurred to purchase, or continued to carry, Common Shares of the Fund generally will not be deductible for New York State or New York City personal income tax purposes.

This section relates only to the federal and New York income tax consequences of investing in the Fund; the consequences under other tax laws may differ. You should consult your tax advisor for more detailed information concerning New York State and New York City tax matters and as to the possible application of additional state and local income tax laws to Fund dividends and capital distributions. Please see "Tax Matters" in the Statement of Additional Information for additional information regarding the tax aspects of investing in the Fund.

Description of capital structure

The Fund is an unincorporated business trust established under the laws of The Commonwealth of Massachusetts by the Declaration. The Declaration provides that the Trustees of the Fund may authorize separate classes of shares of beneficial interest. The Trustees have authorized an unlimited number of Common Shares and Preferred Shares. Preferred Shares (such as the APS) may be issued in one or more series, with such par value and with such rights as determined by the Board of Trustees, by action of the Board of Trustees without the approval of the Common Shareholders. For a description of the APS, see "Description of APS." The following table shows the amount of (i) shares authorized and (ii) shares outstanding, for each class of authorized securities of the Fund as of
          , 2002.

                                                     Amount      Amount
        Title of Class                           Authorized Outstanding
        ---------------------------------------------------------------
        Common Shares...........................  Unlimited
        Auction Preferred Shares
           Series A.............................          *         -0-
           Series B.............................          *         -0-

--------
* Assumes the authorization of          APS by the Board of Trustees prior to
  the issuance of APS.

Holders of Common Shares are entitled to share equally in dividends declared by the Board of Trustees payable to holders of Common Shares and in the net assets of the Fund available for distribution to holders of Common Shares after payment of the preferential amounts payable to holders of any outstanding Preferred Shares. Neither holders of Common Shares nor holders of Preferred Shares have pre-emptive or conversion rights or give shareholders the right to cause the Fund to redeem their shares. Upon liquidation of the Fund, after paying or adequately providing for the payment of all liabilities of the Fund and the liquidation preference with respect to any outstanding Preferred Shares, and upon receipt of such releases, indemnities and refunding agreements as they deem necessary for their


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                                                                             57

Description of capital structure
--------------------------------------------------------------------------------

protection, the Trustees may distribute the remaining assets of the Fund among the holders of the Common Shares.

Pursuant to the Fund's Dividend Reinvestment Plan, all Common Shareholders whose shares are registered in their own names will have all dividends, including any capital gain dividends, reinvested automatically in additional Common Shares by PFPC Inc., as agent for the Common Shareholders, unless the shareholder elects to receive cash. The Fund and PFPC Inc. reserve the right to amend or terminate the Dividend Reinvestment Plan.

Holders of Common Shares are entitled to one vote for each share held and will vote with the holders of any outstanding APS or other Preferred Shares on each matter submitted to a vote of holders of Common Shares, except as described under "Description of APS--Voting Rights."

Shareholders are entitled to one vote for each share held. Except as provided under "Description of APS--Voting Rights," holders of APS are (voting as a separate class) entitled to elect two Trustees, and the remaining Trustees will be elected by holders of Common Shares and APS, voting as a single class.

So long as any APS or any other Preferred Shares are outstanding, holders of Common Shares will not be entitled to receive any dividends of or other distributions from the Fund, unless at the time of such declaration, (1) all accrued dividends on Preferred Shares or accrued interest on borrowings has been paid and (2) the value of the Fund's total assets (determined after deducting the amount of such dividend or other distribution), less all liabilities and indebtedness of the Fund not represented by senior securities, is at least 300% of the aggregate amount of such securities representing indebtedness and at least 200% of the aggregate amount of securities representing indebtedness plus the aggregate liquidation value of the outstanding Preferred Shares (expected to equal the aggregate original purchase price of the outstanding Preferred Shares plus redemption premium, if any, together with any accrued and unpaid dividends thereon, whether or not earned or declared and on a cumulative basis). In addition to the requirements of the 1940 Act, the Fund is required to comply with other asset coverage requirements as a condition of the Fund obtaining a rating of the Preferred Shares from a Rating Agency. These requirements include an asset coverage test more stringent than under the 1940 Act. See "Description of APS--Dividends--Restrictions on Dividends and Other Payments."

The Fund will send unaudited reports at least semi-annually and audited financial statements annually to all of its shareholders.

The Common Shares commenced trading on the NYSE on         , 2002. At         ,
2002, the net asset value per Common Share was $      , and the closing price
per Common Share on the NYSE was $      .

OTHER ISSUES RELATING TO PREFERRED SHARES

Under the 1940 Act, the Fund is permitted to have outstanding more than one series of Preferred Shares as long as no single series has priority over another series as to the distribution of assets of the Fund or the payment of dividends. Neither holders of Common Shares nor holders of Preferred Shares have pre-emptive rights to purchase any APS or any other Preferred Shares that might be issued. It is anticipated that the net asset value per share of the APS will equal its original purchase price per share plus accumulated dividends per share.


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58

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Anti-takeover and other provisions in the Declaration of Trust

The Declaration includes provisions that could limit the ability of other entities or persons to acquire control of the Fund or to convert the Fund to open-end status. The Fund's Trustees are divided into three classes. At each annual meeting of shareholders, the term of one class will expire, and each Trustee elected to that class will hold office for a term of three years. The classification of the Board of Trustees in this manner could delay for an additional year the replacement of a majority of the Board of Trustees. In addition, the Declaration provides that a Trustee may be removed only for cause and only (i) by action of at least seventy-five percent (75%) of the outstanding shares of the classes or series of shares entitled to vote for the election of such Trustee or (ii) by at least seventy-five percent (75%) of the remaining Trustees.

As described below, the Declaration grants special approval rights with respect to certain matters to members of the Board who qualify as "Continuing Trustees," which term means a Trustee who either (i) has been a member of the Board for a period of at least 36 months (or since the commencement of the Fund's operations, if less than 36 months) or (ii) was nominated to serve as a member of the Board of Trustees by a majority of the Continuing Trustees then members of the Board.

The Declaration requires the affirmative vote or consent of at least seventy-five percent (75%) of the Board of Trustees and holders of at least seventy-five percent (75%) of the Fund's shares (including Common and Preferred Shares) to authorize certain Fund transactions not in the ordinary course of business, including a merger or consolidation or a sale or transfer of Fund assets, unless the transaction is authorized by both a majority of the Trustees and seventy-five percent (75%) of the Continuing Trustees (in which case no shareholder authorization would be required by the Declaration, but may be required in certain cases under the 1940 Act). The Declaration also requires the affirmative vote or consent of holders of at least seventy-five percent (75%) of each class of the Fund's shares entitled to vote on the matter to authorize a conversion of the Fund from a closed-end to an open-end investment company, unless the conversion is authorized by both a majority of the Trustees and seventy-five percent (75%) of the Continuing Trustees (in which case shareholders would have only the minimum voting rights required by the 1940 Act with respect to the conversion). Also, the Declaration provides that the Fund may be terminated at any time by vote or consent of at least seventy-five percent (75%) of the Fund's shares or, alternatively, by vote or consent of both a majority of the Trustees and seventy-five percent (75%) of the Continuing Trustees. See "Anti-Takeover and Other Provisions in the Declaration of Trust" in the Statement of Additional Information for a more detailed summary of these provisions.

The Trustees may from time to time grant other voting rights to shareholders with respect to these and other matters in the Amended By-Laws, certain of which are required by the 1940 Act. For example, the Amended By-Laws grant holders of the APS and any other Preferred Shares special voting rights with respect to certain matters described in the preceding paragraph. See "Description of APS--Voting Rights."

The overall effect of these provisions is to render more difficult the accomplishment of a merger, conversion of the Fund to open-end status or the assumption of control by a third party. They provide, however, the advantage of potentially requiring persons seeking control of the Fund to negotiate with its management regarding the price to be paid and facilitating the continuity of the Fund's investment objective and policies. The provisions of the Declaration described above could have the effect of


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                                                                             59

Anti-takeover and other provisions in the Declaration of Trust
--------------------------------------------------------------------------------

discouraging a third party from seeking to obtain control of the Fund in a tender offer or similar transaction. The Board of Trustees of the Fund has considered the foregoing anti-takeover provisions and concluded that they are in the best interests of the Fund.

The foregoing is intended only as a summary and is qualified in its entirety by reference to the full text of the Declaration and the Amended By-Laws, both of which are on file with the Securities and Exchange Commission.

Under Massachusetts law, shareholders could, in certain circumstances, be held personally liable for the obligations of the Fund. However, the Declaration contains an express disclaimer of shareholder liability for debts or obligations of the Fund and requires that notice of such limited liability be given in each agreement, obligation or instrument entered into or executed by the Fund or the Trustees. The Declaration further provides for indemnification out of the assets and property of the Fund for all loss and expense of any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund would be unable to meet its obligations. The Fund believes that the likelihood of such circumstances is remote.

Repurchase of Common Shares; conversion to open-end fund

The Fund is a closed-end investment company, and, as such, its shareholders will not have the right to cause the Fund to redeem their shares. Shares of a closed-end investment company may frequently trade at prices lower than net asset value. The Fund's Board of Trustees regularly monitors the relationship between the market price and net asset value of the Common Shares. If the Common Shares were to trade at a substantial discount to net asset value for an extended period of time, the Board may consider the repurchase of the Common Shares on the open market or in private transactions, the making of a tender offer for such shares or the conversion of the Fund to an open-end investment company.

If the Fund converted to an open-end company, it would be required to redeem all Preferred Shares then outstanding (requiring in turn that it liquidate a portion of its investment portfolio), and the Common Shares would no longer be listed on the New York Stock Exchange. In contrast to a closed-end investment company, shareholders of an open-end investment company may require the company to redeem their shares at any time (except in certain circumstances as authorized by or under the 1940 Act) at their net asset value, less any redemption charge that is in effect at the time of redemption.

Before deciding whether to take any action to convert the Fund to an open-end investment company, the Board would consider all relevant factors, including the extent and duration of the discount, the liquidity of the Fund's portfolio, the impact of any action that might be taken on the Fund or its shareholders and market considerations. Based on these considerations, even if the Fund's shares should trade at a discount, the Board of Trustees may determine that, in the interest of the Fund and its shareholders, no action should be taken. See the Statement of Additional Information under "Repurchase of Common Shares; Conversion to Open-End Fund" for a further discussion of possible action to reduce or eliminate such discount to net asset value.


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Underwriting

The underwriters named below (the "Underwriters"), acting through
__________                      , as lead manager and
           as its representatives (together with the lead managers, the "Representatives"), have severally agreed, subject to the terms and conditions of the Underwriting Agreement with the Fund and the Manager, to purchase from the Fund the number of APS set forth opposite their respective names. The Underwriters are committed to purchase and pay for all of such APS if any are purchased.

                                                                             Number
Underwriters                                                                 of APS
-----------------------------------------------------------------------------------
                                                                             -----
   Total....................................................................
                                                                             =====

The Underwriters have advised the Fund that they propose initially to offer the APS to the public at the public offering price set forth on the cover page of this Prospectus, and to certain dealers at such price less a concession not in
excess of $    per share. The Underwriters may allow, and such dealers may
reallow, a discount not in excess of $    per share to other dealers. After the
initial public offering, the public offering price, concession and discount may be changed. Investors must pay for any APS purchased in the initial public
offering on or before          , 2002.

The Underwriters will act in Auctions as Broker-Dealers as set forth under "Description of APS--The Auction--Broker-Dealer Agreements" and will be entitled to fees for services as Broker-Dealers as set forth under "Description of APS--Broker-Dealers." The Underwriters also may provide information to be used in ascertaining the Reference Rate.

The Fund anticipates that the Representatives and certain other Underwriters may from time to time act as brokers and dealers in connection with the execution of the Fund's portfolio transactions after they have ceased to be principal underwriters of the Fund under the 1940 Act and, subject to certain conditions, may act as such brokers while they are principal underwriters.

The Fund and the Manager have agreed to indemnify the Underwriters against certain liabilities including liabilities under the Securities Act of 1933, as amended.

Shareholder servicing agent, custodian and transfer agents

The Manager (and not the Fund) has agreed to pay from its own assets to a shareholder servicing fee at an annual rate equal to 0.10% of the average daily net asset value of the Fund (including assets attributable to any Preferred Shares that may be outstanding, including the
APS) pursuant to a shareholder servicing agreement between the Manager and
                     (the "Shareholder Servicing Agreement"). Pursuant to the
Shareholder Servicing Agreement,                        will: (i) undertake to
make public information pertaining to the Fund on an ongoing basis and to communicate to investors and prospective investors the Fund's features and benefits (including periodic seminars or conference calls, responses to questions from current or prospective shareholders

--------------------------------------------------------------------------------

Shareholder servicing agent, custodian and transfer agents
--------------------------------------------------------------------------------

and specific shareholder contact where appropriate); (ii) make available to investors and prospective investors market price, net asset value, yield and other information regarding the Fund, if reasonably obtainable, for the purpose of maintaining the visibility of the Fund in the investor community; (iii) at the request of the Manager, provide certain economic research and statistical information and reports, if reasonably obtainable, on behalf of the Fund, and consult with representatives and Trustees of the Fund in connection therewith, which information and reports shall include: (a) statistical and financial market information with respect to the Fund's market performance and (b) comparative information regarding the Fund and other closed-end management investment companies with respect to (1) the net asset value of their respective shares, (2) the respective market performance of the Fund and such other companies, and (3) other relevant performance indicators; and (iv) at the request of the Manager, provide information to and consult with the Board of Trustees with respect to applicable modifications to dividend policies or capital structure, repositioning or restructuring of the Fund, conversion of the Fund to an open-end investment company, or a Fund liquidation or merger; provided, however, that under the terms of the Shareholder Servicing Agreement, is not obligated to render any opinions, valuations or recommendations of any kind or to perform any such similar services. Under the
terms of the Shareholder Servicing Agreement,                      is relieved
from liability to the Manager for any act or omission in the course of its performance under the Shareholder Servicing Agreement in the absence of gross negligence or willful misconduct. The Shareholder Services Agreement will remain in effect so long as the Investment Management Agreement remains in effect between the Fund and the Manager or any successor in interest or affiliate of the Manager, as and to the extent that such Investment Management Agreement is renewed periodically in accordance with the 1940 Act.

The custodian of the Fund's assets is State Street Bank and Trust Co., 225 Franklin Street, Boston, MA 02110. The Custodian performs custodial and fund accounting services.

Deutsche Bank Trust Company Americas, 100 Plaza One, 6th Floor, Jersey City, New Jersey 07311, serves as Auction Agent, transfer agent, registrar, dividend paying agent and redemption agent for the APS. PFPC Inc., 400 Bellevue Parkway, Wilmington, Delaware 19809, serves as the transfer agent, registrar and dividend disbursement agent for the Common Shares, as well as agent for the Fund's Dividend Reinvestment Plan for Common Shares.

Legal matters

Certain legal matters in connection with the APS will be passed upon for the Fund by Ropes & Gray, Boston, Massachusetts and for the Underwriters by Skadden, Arps, Slate, Meagher & Flom (Illinois), Chicago, Illinois and its affiliated entities.


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62

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Table of contents for the
statement of additional information

   Use of Proceeds.......................................................   3
   Investment Objective and Policies.....................................   3
   Investment Restrictions...............................................  27
   Management of the Fund................................................  29
   Investment Manager and Portfolio Manager..............................  39
   Portfolio Transactions................................................  44
   Distributions.........................................................  46
   Description of Shares.................................................  46
   Anti-Takeover and Other Provisions in the Declaration of Trust........  47
   Repurchase of Fund Shares; Conversion to Open-End Fund................  50
   Tax Matters...........................................................  51
   Performance Related and Comparative Information.......................  58
   Custodian, Transfer Agents and Dividend Disbursement Agents...........  58
   Independent Accountants...............................................  59
   Counsel...............................................................  59
   Registration Statement................................................  59
   Financial Statements..................................................  60
   Appendix A-- Description of Securities Ratings........................ A-1
   Appendix B--Factors Pertaining to New York............................ B-1
   Appendix C--Settlement Procedures..................................... C-1
   Appendix D--Auction Procedures........................................ D-1

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Glossary

"'AA' Composite Commercial Paper Rate" on any Valuation Date, means (i) the Interest Equivalent of the rate on commercial paper placed on behalf of issuers whose corporate bonds are rated "AA" by S&P or "Aa" by Moody's or the equivalent of such rating by another nationally recognized statistical rating organization, as such rate is made available on a discount basis or otherwise by the Federal Reserve Bank of New York for the Business Day immediately preceding such date, or (ii) in the event that the Federal Reserve Bank of New York does not make available such a rate, then the arithmetic average of the Interest Equivalent of the rate on commercial paper placed on behalf of such
issuers, as quoted on a discount basis or otherwise by                      or
its successors that are Commercial Paper Dealers, to the Auction Agent for the close of business on the Business Day immediately preceding such date. If one of the Commercial Paper Dealers does not quote a rate required to determine the "AA" Composite Commercial Paper Rate, the "AA" Composite Commercial Paper Rate will be determined on the basis of the quotation or quotations furnished by any Substitute Commercial Paper Dealer or Substitute Commercial Paper Dealers selected by the Fund to provide such rate or rates not being supplied by the Commercial Paper Dealer. If the number of Dividend Period days shall be (i) 7 or more but fewer than 49 days, such rate shall be the Interest Equivalent of the 30-day rate on such commercial paper; (ii) 49 or more but fewer than 70 days, such rate shall be the Interest Equivalent of the 60-day rate on such commercial paper; (iii) 70 or more days but fewer than 85 days, such rate shall be the arithmetic average of the Interest Equivalent of the 60-day and 90-day rates on such commercial paper; (iv) 85 or more days but fewer than 99 days, such rate shall be the Interest Equivalent of the 90-day rate on such commercial paper; (v) 99 or more days but fewer than 120 days, such rate shall be the arithmetic average of the Interest Equivalent of the 90-day and 120-day rates on such commercial paper; (vi) 120 or more days but fewer than 141 days, such rate shall be the Interest Equivalent of the 120-day rate on such commercial paper; (vii) 141 or more days but fewer than 162 days, such rate shall be the arithmetic average of the Interest Equivalent of the 120-day and 180-day rates on such commercial paper; and (viii) 162 or more days but fewer than 183 days, such rate shall be the Interest Equivalent of the 180-day rate on such commercial paper.

"Agent Member" means a member of the Securities Depository that will act on behalf of a Beneficial Owner of one or more APS or on behalf of a Potential Beneficial Owner.

"Amended By-Laws" means the By-Laws of the Fund as amended                ,
2002, specifying, in part, the powers, preferences and rights of the APS.

"Applicable Percentage" has the meaning specified under "Description of APS--Auction Procedures--Orders by Beneficial Owners, Potential Beneficial Owners, Existing Holders and Potential Holders" in this Prospectus.

"Applicable Rate" means the rate per annum at which cash dividends are payable on APS for any Dividend Period.

"APS" means the Auction Preferred Shares with par value $0.00001 per share and a liquidation preference of $25,000 per share plus an amount equal to accumulated but unpaid dividends thereon (whether or not earned or declared) of the Fund.

"APS Basic Maintenance Amount" has the meaning specified under "Description of APS--Asset Maintenance--APS Basic Maintenance Amount" in this Prospectus.

"APS Basic Maintenance Cure Date" has the meaning specified under "Description of APS--Asset Maintenance--APS Basic Maintenance Amount" in this Prospectus.

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Glossary
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"APS Basic Maintenance Report" has the meaning specified under "Description of APS--Asset Maintenance--APS Basic Maintenance Amount" in this Prospectus.

"Auction" means a periodic operation of the Auction Procedures.

"Auction Agency Agreement" means the agreement entered into between the Fund and the Auction Agent which provides, among other things, that the Auction Agent will follow the Auction Procedures for the purpose of determining the Applicable Rate.

"Auction Agent" means Deutsche Bank Trust Company Americas unless and until another commercial bank, trust company or other financial institution appointed by a resolution of the Board of Trustees of the Fund or a duly authorized committee thereof enters into an agreement with the Fund to follow the Auction Procedures for the purpose of determining the Applicable Rate and to act as transfer agent, registrar, dividend disbursing agent and redemption agent for the APS.

"Auction Date" has the meaning specified under "Description of APS--Auction Procedures--Auction Date; Advance Notice of Allocation of Taxable Income; Inclusion of Taxable Income in Dividends" in this Prospectus.

"Auction Procedures" means the procedures for conducting Auctions set forth in Appendix C to the Statement of Additional Information.

"Available APS" has the meaning specified under "Description of APS--Auction Procedures--Determination of Sufficient Clearing Bids, Winning Bid Rate and Applicable Rate" in this Prospectus.

"Beneficial Owner" means a customer of a Broker-Dealer who is listed on the records of that Broker-Dealer (or if applicable, the Auction Agent) as a holder of APS or a Broker-Dealer that holds APS for its own account.

"Bid" has the meaning specified under "Description of APS--Auction Procedures--Orders by Beneficial Owners, Potential Beneficial Owners, Existing Holders and Potential Holders" in this Prospectus.

"Bidder" has the meaning specified under "Description of APS--Auction Procedures--Orders by Beneficial Owners, Potential Beneficial Owners, Existing Holders and Potential Holders" in this Prospectus.

"Board of Trustees" or "Board" means the Board of Trustees of the Fund.

"Broker-Dealer" has the meaning specified under "Description of APS--The Auction--Broker-Dealer Agreements" in this Prospectus.

"Broker-Dealer Agreement" has the meaning specified under "Description of APS--The Auction--Broker-Dealer Agreements" in this Prospectus.

"Business Day" means a day on which the New York Stock Exchange is open for trading and which is not a Saturday, Sunday or other day on which banks in New York City are authorized or obligated by law to close.

"City" has the meaning specified under "Risks--State-Specific Risk" in this Prospectus.

"City Executive Budget" has the meaning specified under "Risks--State-Specific Risk" in this Prospectus.

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Glossary
--------------------------------------------------------------------------------


"Closing Transactions" has the meaning set forth in the definition of "Moody's Hedging Transactions" below.

"Code" has the meaning specified under "Taxes--Federal Income Tax Matters" in this Prospectus.

"Commercial Paper Dealers" means                      and such other commercial
paper dealer or dealers as the Fund from time to time may appoint or, in lieu thereof, their respective affiliates and successors.

"Common Shares" means the common shares of beneficial interest, par value $0.00001 per share, of the Fund.

"Cure Date" has the meaning specified under "Description of APS--Redemption--Mandatory Redemption" in this Prospectus.

"Date of Original Issue" means, with respect to any share of APS, the date on which such share first is issued by the Fund.

"Declaration" has the meaning specified under "Prospectus summary--Special Risk Considerations--Anti-Takeover Provisions" in this Prospectus.

"Deposit Securities" means cash and Municipal Obligations rated at least A2 (having a remaining maturity of 12 months or less), P-1, VMIG-1 or MIG-1 by Moody's or A (having a remaining maturity of 12 months or less), A-1+ or SP-1+ by S&P.

"Discount Factor" means a Moody's Discount Factor.

"Discounted Value" of any asset of the Fund means with respect to a Moody's Eligible Asset, the quotient of the market value thereof divided by the applicable Moody's Discount Factor.

"Dividend Payment Date" has the meaning specified under "Description of APS--Dividends--General" in this Prospectus.

"Dividend Period" has the meaning specified under "Description of APS--Dividends--General" in this Prospectus.

"Existing Holder" means a Broker-Dealer or any such other person as may be permitted by the Fund that is listed as the holder of record of APS in the records of the Auction Agent.

"Extension Period" has the meaning specified under "Description of APS--Dividends--Notification of Dividend Period" in this Prospectus.

"Federal Tax Rate Increase" has the meaning set forth in the definition of "Moody's Volatility Factor" below.

"Fitch" means Fitch, Inc., doing business as Fitch Ratings, or its successors.

"Fund" means PIMCO New York Municipal Income Fund III, a Massachusetts business trust that is the issuer of the APS.

"Gross-up Dividend" has the meaning specified under "Description of APS--Dividends--Gross-up Dividends" in this Prospectus.

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Glossary
--------------------------------------------------------------------------------


"Hold Order" has the meaning specified under "Description of APS--Auction Procedures--Orders By Beneficial Owners, Potential Beneficial Owners, Existing Holders and Potential Holders" in this Prospectus.

"Initial Dividend Payment Date" means, with respect to a series of APS, the Initial Dividend Payment Date as determined by the Board of Trustees or pursuant to their delegated authority with respect to such series.

"Initial Dividend Period" means, for each series of APS, the period from and including the Date of Original Issue but excluding the Initial Dividend Payment Date.

"Interest Equivalent" means a yield on a 360-day basis of a discount basis security which is equal to the yield on an equivalent interest-bearing security.

"Investment Management Agreement" has the meaning set forth under "Management of the Fund--Investment Management Agreement" in this Prospectus.

"IRS" means the United States Internal Revenue Service.

"Issue Type Category" means, with respect to a Municipal Obligation acquired by the Fund, for purposes of calculating Moody's Eligible Assets as of any Valuation Date, one of the following categories into which such Municipal Obligation falls based upon a good faith determination by the Fund or by the Manager or PIMCO on the Fund's behalf: health care issues (including issues related to teaching and non-teaching hospitals, public or private, and elder-care facilities, including nursing homes); housing issues (including issues related to single- and multi-family housing projects); educational facilities issues (including issues related to public and private schools); student loan issues; resource recovery issues; transportation issues (including issues related to mass transit, airports and highways); industrial development bond issues (including issues related to pollution control facilities); utility issues (including issues related to the provision of gas, water, sewers and electricity); general obligation issues; lease obligations (including certificates of participation); escrowed bonds; and other issues ("Other Issues") not falling within one of the aforementioned categories. The general obligation issue category includes any issue that is directly or indirectly guaranteed by any state or any political subdivision of a state. Utility issues are included in the general obligation issue category if the issue is directly or indirectly guaranteed by a state or any political subdivision of a state. Municipal Obligations in the utility issue category will be classified within one of the three following sub-categories: (i) electric, gas and combination issues (if the combination issue includes an electric issue); (ii) water and sewer utilities and combination issues (if the combination issues does not include an electric issue); and (iii) irrigation, resource recovery, solid waste and other utilities. Municipal Obligations in the transportation issue category will be classified within one of the two following sub-categories: (i) streets and highways, toll roads, bridges and tunnels, airports and multi-purpose port authorities (multiple revenue streams generated by toll roads, airports, real estate, bridges); and (ii) mass transit, parking seaports and others.

"Kenny Index" shall have the meaning set forth in the definition of "Taxable Equivalent of the Short-Term Municipal Obligations Rate" below.

"Liens" shall have the meaning set forth in the definition of "Moody's Eligible Asset" below.

"Long Term Dividend Period" has the meaning specified under "Prospectus summary--Dividends on APS" in this Prospectus.

"Manager" means PIMCO Advisors Fund Management LLC (formerly PIMCO Funds Advisors LLC).

"Mandatory Redemption Price" has the meaning specified under "Description of APS--Redemption--Mandatory Redemption" in this Prospectus.

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Glossary
--------------------------------------------------------------------------------


"Marginal Tax Rate" means the maximum marginal federal individual income tax rate applicable to an individual's or a corporation's ordinary income, whichever is greater.

"Market Value" of any asset of the Fund shall be the market value thereof determined by the Pricing Service. Market Value of any asset shall include any interest accrued thereon. The Pricing Service shall value portfolio securities at the quoted bid prices or the mean between the quoted bid and asked price or the yield equivalent when quotations are not readily available. Securities for which quotations are not readily available shall be valued at fair value as determined by the Pricing Service using methods which include consideration of: yields or prices of municipal obligations of comparable quality, type of issue, coupon, maturity and rating; indications as to value from dealers; and general market conditions. The Pricing Service may employ electronic data processing techniques and/or a matrix system to determine valuations. In the event the Pricing Service is unable to value a security, the security shall be valued at the lower of two dealer bids obtained by the Fund from dealers who are members of the National Association of Securities Dealers, Inc. and who make a market in the security, at least one of which shall be in writing. Futures contracts and options are valued at closing prices for such instruments established by the exchange or board of trade on which they are traded, or if market quotations are not readily available, are valued at fair value on a consistent basis using methods determined in good faith by the Board of Trustees.

"Maximum Applicable Rate" has the meaning specified under "Description of APS--Auction Procedures--Orders by Beneficial Owners, Potential Beneficial Owners, Existing Holders and Potential Holders" in this Prospectus.

"Maximum Potential Gross-up Dividend Liability" has the meaning specified under "Description of APS--Asset Maintenance--APS Basic Maintenance Amount" in this Prospectus.

"Moody's" means Moody's Investors Service, Inc. or its successors.

"Moody's Discount Factor" shall mean, for purposes of determining the Discounted Value of any Moody's Eligible Asset, the percentage determined by reference to the rating on such asset and the shortest Exposure Period set forth opposite such rating that is the same length as or is longer than the Moody's Exposure Period, in accordance with the table set forth below:

                                                        Rating Category
                                 -------------------------------------------------------------
Exposure Period                  Aaa*  Aa*   A* Baa* Other** (V)MIG-1*** SP-1+**** Unrated*****
-----------------------------------------------------------------------------------------------
7 weeks......................... 151% 159% 166% 173%   187%      136%       148%       225%
8 weeks or less but greater than
 seven weeks.................... 154  161  168  176    190       137        149        231
9 weeks or less but greater than
 eight weeks.................... 158  163  170  177    192       138        150        240

--------
    * Moody's rating.

   ** Municipal Obligations not rated by Moody's but rated BBB by S&P.

  *** Municipal Obligations rated MIG-1 or VMIG-1, which do not mature or have a demand feature at par exercisable in 30 days and which do not have a long-term rating.

 **** Municipal Obligations not rated by Moody's but rated SP-1+ by S&P, which do not mature or have a demand feature at par exercisable in 30 days and which do not have a long-term rating.

***** Municipal Obligations rated less than Baa3 or not rated by Moody's and less than BBB or not rated by S&P, not to exceed 10% of Moody's Eligible Assets.

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Glossary
--------------------------------------------------------------------------------


Notwithstanding the foregoing, (i) except as provided in clause (ii) below, the Moody's Discount Factor for short-term Municipal Obligations will be 115%, so long as such Municipal Obligations are rated at least MIG-1, VMIG-l or P-1 by Moody's and mature or have a demand feature at par exercisable in 30 days or less, or 125%, as long as such Municipal Obligations are rated at least A-1+/AA or SP-1+/AA by S&P and mature or have a demand feature at par exercisable in 30 days or less, (ii) the Moody's Discount Factor for RIBS and structured notes shall be the product of (x) the percentage determined by reference to the rating on the security underlying such RIBS multiplied by (y) 1.25 (provided that the trust in which such RIBS are held may be terminated within five business days), and (iii) except as provided in clause (ii) above, no Moody's Discount Factor will be applied to cash, Receivables for Municipal Obligations Sold, or futures, options and similar instruments (to the extent such securities are Moody's Eligible Assets); provided, however, that for purposes of determining the Moody's Discount Factor applicable to a Municipal Obligation, any Municipal Obligation (excluding any short-term Municipal Obligation) not rated by Moody's but rated by S&P shall be deemed to have a Moody's rating which is one full rating category lower than its S&P rating.

"Moody's Eligible Asset" shall mean cash, Receivables for Municipal Obligations Sold, futures and options (to the extent entered into in Moody's Hedging Transactions) and similar instruments (including RIBS (provided that the trusts in which such RIBS are held may be terminated within five business days) and structured notes), or a Municipal Obligation that (i) pays interest in cash,
(ii) does not have its Moody's rating, as applicable, suspended by Moody's, and
(iii) is part of an issue of Municipal Obligations of at least $5,000,000, except for Municipal Obligations rated below A by Moody's or Municipal Obligations within the healthcare Issue Type Category, in which case the minimum issue size is $10,000,000. Except for general obligation bonds, Municipal Obligations issued by any one issuer and rated BBB or lower or not rated by S&P and rated Ba or B or not rated by Moody's ("Other Securities") may comprise no more than 4% of total Moody's Eligible Assets; such Other Securities, if any, together with any Municipal Obligations issued by the same issuer and rated Baa by Moody's or A by S&P, may comprise no more than 6% of total Moody's Eligible Assets; such Other Securities, Baa and A-rated Municipal Obligations, if any, together with any Municipal Obligations issued by the same issuer and rated A by Moody's or AA by S&P, may comprise no more than 10% of total Moody's Eligible Assets; and such Other Securities, Baa, A and AA-rated Municipal Obligations, if any, together with any Municipal Obligations issued by the same issuer and rated Aa by Moody's or AAA by S&P, may comprise no more than 20% of total Moody's Eligible Assets. For purposes of the foregoing sentence, any Municipal Obligation backed by the guaranty, letter of credit or insurance issued by a third party shall be deemed to be issued by such third party if the issuance of such third party credit is the sole determinant of the rating on such Municipal Obligation. Other Securities falling within a particular Issue Type Category may comprise no more than 12% of total Moody's Eligible Assets; such Other Securities, if any, together with any Municipal Obligations falling within a particular Issue Type Category and rated Baa by Moody's or A by S&P, may comprise no more than 20% of total Moody's Eligible Assets; such Other Securities, Baa and A-rated Municipal Obligations, if any, together with any Municipal Obligations falling within a particular Issue Type Category and rated A by Moody's or AA by S&P, may comprise no more than 40% of total Moody's Eligible Assets; and such Other Securities, Baa, A and AA-rated Municipal Obligations, if any, together with any Municipal Obligations falling within a particular Issue Type Category and rated Aa by Moody's or AAA by S&P, may comprise no more than 60% of total Moody's Eligible Assets. For purposes of this definition, a Municipal Obligation shall be deemed to be rated BBB by S&P if rated BBB-, BBB or BBB+ by S&P. Notwithstanding any other provision of this definition, (A) in the case of general obligation Municipal Obligations only, Other Securities issued by issuers located within any one county may comprise no more than 4% of Moody's Eligible Assets; such Other Securities, if any, together with any Municipal Obligations issued by issuers located within the same county and rated Baa by Moody's or A by S&P, may comprise no more than 6% of Moody's

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Glossary
--------------------------------------------------------------------------------

Eligible Assets; such Other Securities, Baa and A-rated Municipal Obligations, if any, together with any Municipal Obligations issued by issuers located within the same county and rated A by Moody's or AA by S&P, may comprise no more than 10% of Moody's Eligible Assets; and such Other Securities, Baa, A and AA-rated Municipal Obligations, if any, together with any Municipal Obligations issued by issuers located within the same county and rated Aa by Moody's or AAA by S&P, may comprise no more than 20% of Moody's Eligible Assets; and (B) in no event may (i) student loan Municipal Obligations comprise more than 10% of Moody's Eligible Assets; (ii) resource recovery Municipal Obligations comprise more than 10% of Moody's Eligible Assets; and (iii) Other Issues comprise more than 10% of Moody's Eligible Assets. For purposes of applying the foregoing requirements, Municipal Obligations rated MIG-1, VMIG-1 or P-1 or, if not rated by Moody's, rated A-1+/AA or SP-1+/AA by S&P, shall be considered to have a long-term rating of A. When the Fund sells a Municipal Obligation and agrees to repurchase such Municipal Obligation at a future date, such Municipal Obligation shall be valued at its Discounted Value for purposes of determining Moody's Eligible Assets, and the amount of the repurchase price of such Municipal Obligation shall be included as a liability for purposes of calculating the APS Basic Maintenance Amount. When the Fund purchases a Moody's Eligible Asset and agrees to sell it at a future date, such Eligible Asset shall be valued at the amount of cash to be received by the Fund upon such future date, provided that the counterparty to the transaction has a long-term debt rating of at least A2 from Moody's and the transaction has a term of no more than 30 days, otherwise such Eligible Asset shall be valued at the Discounted Value of such Eligible Asset.

Notwithstanding the foregoing, an asset will not be considered a Moody's Eligible Asset to the extent it is (i) subject to any material lien, mortgage, pledge, security interest or security agreement of any kind (collectively, "Liens"), except for (a) Liens which are being contested in good faith by appropriate proceedings and which Moody's has indicated to the Fund will not affect the status of such asset as a Moody's Eligible Asset, (b) Liens for taxes that are not then due and payable or that can be paid thereafter without penalty, (c) Liens to secure payment for services rendered or cash advanced to the Fund by the Manager, PIMCO, State Street Bank and Trust Company, its transfer agent or registrar or the Auction Agent and (d) Liens arising by virtue of any repurchase agreement; (ii) deposited irrevocably for the payment of any liabilities for purposes of determining the APS Basic Maintenance Amount; or (iii) held in a margin account.

"Moody's Exposure Period" means the period commencing on a given Valuation Date and ending 49 days thereafter.

"Moody's Hedging Transactions" means purchases or sales of exchange-traded financial futures contracts based on the Municipal Index or Treasury Bonds, and purchases, writings or sales of exchange-traded put options on such financial futures contracts, the Municipal Index or Treasury Bonds, and purchases, writings or sales of exchange-traded call options on such financial futures contracts, the Municipal Index or Treasury Bonds, subject to the following limitations:

(i) the Fund will not engage in any Moody's Hedging Transaction based on the Municipal Index (other than transactions that terminate a futures contract or option held by the Fund by the Fund's taking the opposite position thereto ("Closing Transactions")) that would cause the Fund at the time of such transaction to own or have sold:

     (A) outstanding financial futures contracts based on the Municipal Index exceeding in number 10% (or such higher percentage as Moody's may approve) of the average number of daily traded financial futures contracts based on the Municipal Index in the 30 days preceding the time of effecting such transaction as reported by The Wall Street Journal; or

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Glossary
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     (B) outstanding financial futures contracts based on the Municipal Index having a Market Value exceeding 50% (or such higher percentage as Moody's may approve) of the Market Value of all Municipal Obligations constituting Moody's Eligible Assets owned by the Fund (other than Moody's Eligible Assets already subject to a Moody's Hedging Transaction);

(ii) the Fund will not engage in any Moody's Hedging Transaction based on Treasury Bonds (other than Closing Transactions) that would cause the Fund at the time of such transaction to own or have sold:

     (A) outstanding financial futures contracts based on Treasury Bonds with such contracts having an aggregate Market Value exceeding 20% (or such higher percentage as Moody's may approve) of the aggregate Market Value of Moody's Eligible Assets owned by the Fund and rated Aa or higher by Moody's (or, if not rated by Moody's but rated by S&P, rated AAA by S&P); or

     (B) outstanding financial futures contracts based on Treasury Bonds with such contracts having an aggregate Market Value exceeding 80% of the aggregate Market Value of all Municipal Obligations constituting Moody's Eligible Assets owned by the Fund (other than Moody's Eligible Assets already subject to a Moody's Hedging Transaction) and rated Baa or A by Moody's (or, if not rated by Moody's but rated by S&P, rated A or AA by S&P)

    (for purposes of the foregoing clauses (i) and (ii), the Fund shall be deemed to own the number of financial futures contracts that underlie any outstanding options written by the Fund);

(iii) the Fund will engage in Closing Transactions to close out any outstanding financial futures contract based on the Municipal Index if the amount of open interest in the Municipal Index as reported by The Wall Street Journal is less than 5,000 (or such lower number as Moody's may approve);

    (as contemplated under "How the Fund manages risk--Hedging and Related Strategies," the Fund is currently seeking to increase the percentage in clause (i)(A) above to 33 1/3% and the percentage in clause (ii)(A) above to 50% and to decrease the number in clause (iii) above to zero; however, there can be no assurance that Moody's will agree to any of these changes);

(iv) the Fund will engage in a Closing Transaction to close out any outstanding financial futures contract by no later than the fifth Business Day of the month in which such contract expires and will engage in a Closing Transaction to close out any outstanding option on a financial futures contract by no later than the first Business Day of the month in which such option expires;

(v) the Fund will engage in Moody's Hedging Transactions only with respect to financial futures contracts or options thereon having the next settlement date or the settlement date immediately thereafter;

(vi) while the Fund may use options and futures transactions for hedging and risk management purposes, it will not engage in options and futures transactions for leveraging or speculative purposes and will not write any call options or sell any financial futures contracts for the purpose of hedging the anticipated purchase of an asset prior to completion of such purchase; and

(vii) the Fund will not enter into an option or futures transaction unless, after giving effect thereto, the Fund would continue to have Moody's Eligible Assets with an aggregate Discounted Value equal to or greater than the APS Basic Maintenance Amount.

"Moody's Volatility Factor" means, as of any Valuation Date, (i) in the case of any 7-Day Dividend Period, any Special Dividend Period of 28 days or fewer, or any Special Dividend Period of 57 days or more, a multiplicative factor equal to 275%, except as otherwise provided in the last sentence of this definition;
(ii) in the case of any Special Dividend Period of more than 28 but fewer than 36 days, a multiplicative factor equal to 203%; (iii) in the case of any Special Dividend Period of more than 35 but fewer than 43 days, a multiplicative factor equal to 217%; (iv) in the case of any Special Dividend Period


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                                                                             71

Glossary
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of more than 42 but fewer than 50 days, a multiplicative factor equal to 226%; and (v) in the case of any Special Dividend Period of more than 49 but fewer than 57 days, a multiplicative factor equal to 235%. If, as a result of the enactment of changes to the Code, the Marginal Tax Rate will increase, such increase being rounded up to the next five percentage points (the "Federal Tax Rate Increase"), until the effective date of such increase, the Moody's Volatility Factor in the case of any Dividend Period described in (i) above in this definition instead shall be determined by reference to the following table:

                                                Volatility
                      Federal Tax Rate Increase     Factor
                      ------------------------------------
                                 5%............    295%
                                 10%...........    317%
                                 15%...........    341%
                                 20%...........    369%
                                 25%...........    400%
                                 30%...........    436%
                                 35%...........    477%
                                 40%...........    525%

"Municipal Index" means the Bond Buyer Municipal Bond Index or any successor index approved by Moody's.

"Municipal Obligations" means municipal obligations, including municipal bonds and short-term municipal obligations, the interest from which is exempt from federal income taxes.

"NAV" has the meaning specified under "Net asset value" in this Prospectus.

"New York Municipal Bonds" has the meaning specified under "Prospectus summary--Investment Objective and Policies" in this Prospectus.

"1940 Act" means the Investment Company Act of 1940, and the regulations thereunder, each as amended from time to time.

"1940 Act APS Asset Coverage" has the meaning specified under "Rating agency guidelines" in this Prospectus.

"1940 Act Cure Date" has the meaning specified under "Description of APS--Asset Maintenance--1940 Act APS Asset Coverage" in this Prospectus.

"Non-Call Period" has the meaning set forth in the definition of "Specific Redemption Provisions" below.

"Non-Payment Period" has the meaning specified under "Description of APS--Dividends--Non-Payment Period; Late Charge" in this Prospectus.

"Non-Payment Period Rate" has the meaning specified under "Description of APS--Dividends--Non-Payment Period; Late Charge" in this Prospectus.

"Normal Dividend Payment Date" has the meaning specified under "Description of APS--Dividends--General" in this Prospectus.

"Notice of Revocation" has the meaning specified under "Description of APS--Dividends--Notification of Dividend Period" in this Prospectus.

"Notice of Special Dividend Period" has the meaning specified under "Description of APS--Dividends--Notification of Dividend Period" in this Prospectus.

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Glossary
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"NYSE Close" has the meaning set forth under "Net Asset Value" in this Prospectus.

"Optional Redemption Price" has the meaning specified under "Description of APS--Redemption--Optional Redemption" in this Prospectus.

"Order" has the meaning specified under "Description of APS--Auction Procedures--Orders by Beneficial Owners, Potential Beneficial Owners, Existing Holders and Potential Holders" in this Prospectus.

"Other Issues" has the meaning set forth in the definition of "Issue Type Category" above.

"Other Securities" has the meaning set forth in the definition of "Moody's Eligible Asset" above.

"PIMCO" means Pacific Investment Management Company LLC.

"Potential Beneficial Owner" means a customer of a Broker-Dealer or a Broker-Dealer that is not a Beneficial Owner of APS but that wishes to purchase such shares, or that is a Beneficial Owner that wishes to purchase additional APS.

"Potential Holder" means any Broker-Dealer or any such other person as may be permitted by the Fund, including any Existing Holder, who may be interested in acquiring APS (or, in the case of an Existing Holder, additional APS).

"Preference Item" has the meaning specified under "Description of APS--Dividends--General" in this Prospectus.

"Preferred Shares" means preferred shares of beneficial interest of the Fund, and includes APS.

"Premium Call Period" has the meaning set forth in the definition of "Specific Redemption Provisions" below.

"Pricing Service" means Standard & Poor's/J.J. Kenny or any other pricing service designated by the Board of Trustees for purposes of determining whether the Fund has Moody's Eligible Assets with an aggregate Discounted Value that equals or exceeds the APS Basic Maintenance Amount.

"Rating Agency" means a nationally recognized statistical rating organization.

"Receivables For Municipal Obligations Sold" means for purposes of calculation of Moody's Eligible Assets as of any Valuation Date, no more than the aggregate of the following: (i) the book value of receivables for Municipal Obligations sold as of or prior to such Valuation Date if such receivables are due within five business days of such Valuation Date, and if the trades which generated such receivables are (x) settled through clearing house firms with respect to which the Fund has received prior written authorization from Moody's or (y) with counterparties having a Moody's long-term debt rating of at least Baa3; and (ii) the Moody's Discounted Value of Municipal Obligations sold as of or prior to such Valuation Date which generated receivables, if such receivables are due within five business days of such Valuation Date but do not comply with either of the conditions specified in (i) above.

"Reference Rate" means: (i) with respect to any 7-Day Dividend Period or any Short Term Dividend Period having 28 or fewer days, the higher of the applicable "AA" Composite Commercial Paper Rate and the Taxable Equivalent of the Short Term Municipal Obligation Rate, (ii) with respect to any Short


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                                                                             73

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Term Dividend Period having more than 28 but fewer than 183 days, the applicable "AA" Composite Commercial Paper Rate, (iii) with respect to any Short Term Dividend Period having 183 or more but fewer than 364 days, the applicable U.S. Treasury Bill Rate and (iv) with respect to any Long Term Dividend Period, the applicable U.S. Treasury Note Rate.

"Representatives" has the meaning specified under "Underwriting" in this Prospectus.

"Request for Special Dividend Period" has the meaning specified under "Description of APS--Dividends--Notification of Dividend Period" in this Prospectus.

"Response" has the meaning specified under "Description of APS--Dividends--Notification of Dividend Period" in this Prospectus.

"Retroactive Taxable Allocation" has the meaning specified under "Description of APS--Dividends--Gross-up Dividends" in this Prospectus.

"RIBS" means residual interest municipal bonds.

"S&P" means Standard & Poor's, a division of The McGraw-Hill Companies, Inc., or its successors.

"Securities Depository" means The Depository Trust Company and its successors and assigns or any successor securities depository selected by the Fund that agrees to follow the procedures required to be followed by such securities depository in connection with the APS.

"Sell Order" has the meaning specified under "Description of APS--Auction Procedures--Orders by Beneficial Owners, Potential Beneficial Owners, Existing Holders and Potential Holders" in this Prospectus.

"7-Day Dividend Period" has the meaning specified under "Prospectus summary--Dividends on APS" in this Prospectus.

"Shareholder Servicing Agreement" has the meaning specified under "Shareholder servicing agent, custodian and transfer agent" in this Prospectus.

"Short Term Dividend Period" has the meaning specified under "Prospectus summary--Dividends on APS" in this Prospectus.

"Special Dividend Period" has the meaning specified under "Prospectus summary--Dividends on APS" in this Prospectus.

"Specific Redemption Provisions" means, with respect to a Special Dividend Period, either, or both of, (i) a period (a "Non-Call Period") determined by the Board of Trustees of the Fund, after consultation with the Auction Agent and the Broker-Dealers, during which the APS subject to such Dividend Period shall not be subject to redemption at the option of the Fund and (ii) a period (a "Premium Call Period"), consisting of a number of whole years and determined by the Board of Trustees of the Fund, after consultation with the Auction Agent and the Broker-Dealers, during each year of which the APS subject to such Dividend Period shall be redeemable at the Fund's option at a price per share equal to $25,000 plus accumulated but unpaid dividends plus a premium expressed as a percentage of $25,000, as determined by the Board of Trustees of the Fund after consultation with the Auction Agent and the Broker-Dealers.

"State" has the meaning specified under "Risks--State-Specific Risk" in this Prospectus.


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74

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"State Budget" has the meaning specified under "Risks--State-Specific Risk" in this Prospectus.

"State Executive Budget" has the meaning specified under "Risks--State-Specific Risk" in this Prospectus.

"Submission Deadline" has the meaning specified under "Description of APS--Auction Procedures--Submission of Orders by Broker-Dealers to Auction Agent" in this Prospectus.

"Submitted Bid" has the meaning specified under "Description of APS--Auction Procedures--Determination of Sufficient Clearing Bids, Winning Bid Rate and Applicable Rate" in this Prospectus.

"Submitted Hold Order" has the meaning specified under "Description of APS--Auction Procedures--Determination of Sufficient Clearing Bids, Winning Bid Rate and Applicable Rate" in this Prospectus.

"Submitted Order" has the meaning specified under "Description of APS--Auction Procedures--Determination of Sufficient Clearing Bids, Winning Bid Rate and Applicable Rate" in this Prospectus.

"Submitted Sell Order" has the meaning specified under "Description of APS--Auction Procedures--Determination of Sufficient Clearing Bids, Winning Bid Rate and Applicable Rate" in this Prospectus.

"Subsequent Dividend Period" means each Dividend Period after the Initial Dividend Period.

"Substitute Commercial Paper Dealer" means such substitute Commercial Paper Dealer or Dealers as the Fund may from time to time appoint or their respective affiliates and successors.

"Substitute Rating Agency" shall mean a nationally recognized statistical
rating organization selected by                     , or its affiliates and
successors, after consultation with the Fund, to act as a substitute rating agency to determine the credit ratings of the APS.

"Sufficient Clearing Bids" has the meaning specified in Subsection 11.4(i) of the Auction Procedures.

"Taxable Equivalent of the Short-Term Municipal Obligations Rate" on any date means 90% of the quotient of (A) the per annum rate expressed on an interest equivalent basis equal to the Kenny S&P 30 day High Grade Index or any successor index (the "Kenny Index") made available for the Business Day immediately preceding such date but in any event not later than 8:30 a.m., New York City time, on such date by Kenny Information Systems Inc. or any successor thereto, based upon 30-day yield evaluations at par of short term bonds the interest on which is excludable for federal income tax purposes under the Code of "high grade" component issuers selected by Kenny Information Systems Inc. or any such successor from time to time in its discretion, which component issuers shall include, without limitation, issuers of general obligation bonds but shall exclude any bonds the interest on which constitutes a Preference Item, divided by (B) 1.00 minus the Marginal Tax Rate (expressed as a decimal); provided, however, that if the Kenny Index is not made so available by 8:30 a.m., New York City time, on such date by Kenny Information Systems Inc. or any successor, the Taxable Equivalent of the Short-Term Municipal Obligations Rate shall mean the quotient of (A) the per annum rate expressed on an interest equivalent basis equal to the most recent Kenny Index so made available for any preceding Business Day, divided by (B) 1.00 minus the Marginal Tax Rate noted above (expressed as a decimal). The Fund may not utilize a successor index to the Kenny Index unless Moody's provides the Fund with written confirmation that the use of such successor index will not adversely affect the then-current Moody's rating of the APS.

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Glossary
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"Taxable Income" has the meaning specified under "Prospectus summary--Advance Notice of Allocation of Taxable Income; Inclusion of Taxable Income in Dividends" in this Prospectus.

"Treasury Bonds" means United States Treasury Bonds or Notes.

"Underwriters" has the meaning specified under "Prospectus summary--The Offering" in this Prospectus.

"U.S. Treasury Bill Rate" on any date means (i) the Interest Equivalent of the rate on the actively traded Treasury Bill with a maturity most nearly comparable to the length of the related Dividend Period, as such rate is made available on a discount basis or otherwise by the Federal Reserve Bank of New York in its Composite 3:30 p.m. Quotations for U.S. Government Securities report for such Business Day, or (ii) if such yield as so calculated is not available, the Alternate Treasury Bill Rate on such date. "Alternate Treasury Bill Rate" on any date means the Interest Equivalent of the yield as calculated by reference to the arithmetic average of the bid price quotations of the actively traded Treasury Bill with a maturity most nearly comparable to the length of the related Dividend Period, as determined by bid price quotations as of any time on the Business Day immediately preceding such date, obtained from at least three recognized primary U.S. Government securities dealers selected by the Auction Agent.

"U.S. Treasury Note Rate" on any date means (i) the yield as calculated by reference to the bid price quotation of the actively traded, current coupon Treasury Note with a maturity most nearly comparable to the length of the related Dividend Period, as such bid price quotation is published on the Business Day immediately preceding such date by the Federal Reserve Bank of New York in its Composite 3:30 p.m. Quotations for U.S. Government Securities report for such Business Day, or (ii) if such yield as so calculated is not available, the Alternate Treasury Note Rate on such date. "Alternate Treasury Note Rate" on any date means the yield as calculated by reference to the arithmetic average of the bid price quotations of the actively traded, current coupon Treasury Note with a maturity most nearly comparable to the length of the related Dividend Period, as determined by the bid price quotations as of any time on the Business Day immediately preceding such date, obtained from at least three recognized primary U.S. Government securities dealers selected by the Auction Agent.

"Valuation Date" has the meaning specified under "Description of APS--Asset Maintenance--APS Basic Maintenance Amount" in this Prospectus.

"Winning Bid Rate" has the meaning specified under "Description of APS--Auction Procedures--Determination of Sufficient Clearing Bids, Winning Bid Rate and Applicable Rate" in this Prospectus.

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[LOGO] PIMCO
FUNDS

     The information in this Statement of Additional Information is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Statement of Additional Information is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

                SUBJECT TO COMPLETION - DATED __________, 2002




                    PIMCO NEW YORK MUNICIPAL INCOME FUND III

                       STATEMENT OF ADDITIONAL INFORMATION

                              _______________, 2002

     PIMCO New York Municipal Income Fund III (the "Fund") is a newly organized, non-diversified, closed-end management investment company.

     This Statement of Additional Information relating to auction preferred shares of the Fund ("Preferred Shares" or "APS") is not a prospectus, and should be read in conjunction with the Fund's prospectus relating thereto dated _________, 2002 (the "Prospectus"). This Statement of Additional Information does not include all information that a prospective investor should consider before purchasing Preferred Shares, and investors should obtain and read the Prospectus prior to purchasing such shares. A copy of the Prospectus may be obtained without charge by calling (800) 331-1710. You may also obtain a copy of the Prospectus on the web site (http://www.sec.gov) of the Securities and Exchange Commission ("SEC"). Capitalized terms used but not defined in this Statement of Additional Information have the meanings ascribed to them in the Prospectus.

                                TABLE OF CONTENTS

USE OF PROCEEDS ..............................................................1
INVESTMENT OBJECTIVE AND POLICIES ............................................1
INVESTMENT RESTRICTIONS .....................................................25
MANAGEMENT OF THE FUND ......................................................27
INVESTMENT MANAGER AND PORTFOLIO MANAGER ....................................37
PORTFOLIO TRANSACTIONS ......................................................42
DISTRIBUTIONS ...............................................................44
DESCRIPTION OF SHARES .......................................................45
ANTI-TAKEOVER AND OTHER PROVISIONS IN THE DECLARATION
     OF TRUST ...............................................................46
REPURCHASE OF FUND SHARES; CONVERSION TO OPEN-END FUND ......................49
TAX MATTERS .................................................................50
PERFORMANCE RELATED AND COMPARATIVE INFORMATION .............................57
CUSTODIAN, TRANSFER AGENTS AND DIVIDEND DISBURSEMENT AGENTS .................57
INDEPENDENT ACCOUNTANTS .....................................................58
COUNSEL .....................................................................58
REGISTRATION STATEMENT ......................................................58
FINANCIAL STATEMENTS ........................................................59
APPENDIX A - Description of Securities Ratings .............................A-1
APPENDIX B - Factors Pertaining to New York ................................B-1
APPENDIX C - Settlement Procedures .........................................C-1
APPENDIX D - Auction Procedures ............................................D-1

    This Statement of Additional Information is dated _______________, 2002.

                                 USE OF PROCEEDS

     The net proceeds of the offering of Preferred Shares will be approximately $_________________ after payment of offering costs and the sales load.

     Pending investment in Municipal Bonds (as hereinafter defined) that meet the Fund's investment objective and policies, it is anticipated that the net proceeds of the offering will be invested in high quality, short-term, tax-exempt securities. If necessary to invest fully the net proceeds of the offering immediately, the Fund may also purchase high quality, short-term securities, including mortgage-backed and corporate debt securities, the income on which is subject to regular federal, New York State and New York City income tax.

                        INVESTMENT OBJECTIVE AND POLICIES

     The investment objective and general investment policies of the Fund are described in the Prospectus. Additional information concerning the characteristics of certain of the Fund's investments is set forth below.

Municipal Bonds

     Under normal market conditions, the Fund will invest substantially all (at least 90%) of its net assets in municipal bonds which pay interest that, in the opinion of bond counsel to the issuer (or on the basis of other authority believed by the Fund's portfolio manager to be reliable), is exempt from federal, New York State and New York City income taxes. The Fund will at all times seek to avoid bonds generating interest potentially subjecting individuals to the alternative minimum tax. "Municipal Bonds" as used in this Statement of Additional Information refers generally to municipal bonds which pay interest that is exempt from federal income tax.

     Municipal Bonds share the attributes of debt/fixed income securities in general, but are generally issued by states, municipalities and other political subdivisions, agencies, authorities and instrumentalities of states and multi-state agencies or authorities. The Municipal Bonds that the Fund may purchase include general obligation bonds and limited obligation bonds (or revenue bonds), including industrial development bonds issued pursuant to former federal tax law. General obligation bonds are obligations involving the credit of an issuer possessing taxing power and are payable from such issuer's general revenues and not from any particular source. Limited obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Tax-exempt private activity bonds and industrial development bonds generally are also revenue bonds and thus are not payable from the issuer's general revenues. The credit and quality of private activity bonds and industrial development bonds are usually related to the credit of the corporate user of the facilities. Payment of interest on and repayment of principal of such bonds is the responsibility of the corporate user (and/or any guarantor).

     The Fund will invest at least 80% of its net assets in Municipal Bonds that at the time of investment are investment grade quality. Investment grade quality bonds are bonds rated within the four highest grades (Baa or BBB or better by Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's ("S&P") or Fitch, Inc. ("Fitch")) or bonds that are unrated but judged to be of comparable quality by the Fund's portfolio manager, Pacific Investment Management Company LLC ("PIMCO"). The Fund may invest up to 20% of its net assets in Municipal Bonds that, at the time of investment, are rated Ba/BB or B by Moody's, S&P or Fitch or unrated but judged to be of comparable quality by PIMCO. Bonds of below investment grade quality (Ba/BB or below) are commonly referred to as "junk bonds." For a description of the risks associated with lower quality securities, see "--High Yield Securities ("Junk Bonds")" below.

     The Fund will invest primarily in Municipal Bonds with long-term maturities with the result that the weighted average maturity of the Fund will frequently be 15-30 years, although the weighted average maturity of obligations held by the Fund may be shorter at any time or from time to time, depending on market conditions. As a result, the Fund's portfolio at any given time may include both long-term and intermediate-term Municipal Bonds. Moreover, for temporary defensive purposes (e.g., during times when PIMCO believes that temporary imbalances of supply and demand or other temporary dislocations in the tax-exempt bond market adversely affect the price at which long-term or intermediate-term Municipal Bonds are available), the Fund may invest any percentage of its net assets in high quality, short-term investments, including mortgage-backed and corporate debt securities, that may be either tax-exempt or taxable, and up to 10% of its net assets in securities of open- or closed-end investment companies that invest primarily in Municipal Bonds of the type in which the Fund may invest directly. The Fund may also invest without limit in these securities temporarily in order to keep the Fund's cash fully invested, including periods during which the net proceeds of the offering are being invested. The Fund intends to invest in taxable short-term investments only in the event that suitable tax-exempt short-term investments are not available at reasonable prices and yields. See "Tax Matters" for information relating to the allocation of taxable income between and among the Fund's common shares (called "Common Shares" herein) and the Preferred Shares. Tax-exempt short-term investments include various obligations issued by state and local governmental issuers, such as tax-exempt notes (bond anticipation notes, tax anticipation notes and revenue anticipation notes or other such Municipal Bonds maturing in three years or less from the date of issuance) and municipal commercial paper. The Fund will invest only in taxable short-term investments that are U.S. government securities or securities rated within the four highest grades by Moody's, S&P or Fitch, and which mature within one year from the date of purchase or carry a variable or floating rate of interest. See Appendix A for a general description of Moody's, S&P's and Fitch's ratings of securities in such categories. Taxable short-term investments of the Fund may include certificates of deposit issued by U.S. banks with assets of at least $1 billion, or commercial paper or corporate notes, bonds or debentures with a remaining maturity of one year or less, or repurchase agreements. See "--Short-Term Investments/Temporary Defensive Strategies." To the extent the Fund invests in taxable investments, the Fund will not at such times be in a position to achieve its investment objective.

     Also included within the general category of Municipal Bonds in which the Fund may invest are participations in lease obligations or installment purchase contract obligations of municipal authorities or entities ("Municipal Lease Obligations"). Although a Municipal Lease Obligation does not constitute a general obligation of the municipality for which the municipality's taxing power is pledged, a Municipal Lease Obligation is ordinarily backed by the municipality's covenant to budget for, appropriate and make the payments due under the Municipal Lease Obligation. However, certain Municipal Lease Obligations contain "non-appropriation" clauses that provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. In the case of a "non-appropriation" lease, the Fund's ability to recover under the lease in the event of non-appropriation or default will be limited solely to the repossession of the leased property, without recourse to the general credit of the lessee, and disposition or releasing of the property might prove difficult. There have been challenges to the legality of lease financing in numerous states, and, from time to time, certain municipalities have considered not appropriating money for lease payments. In deciding whether to purchase a Municipal Lease Obligation, PIMCO will assess the financial condition of the borrower, the merits of the project, the level of public support for the project, and the legislative history of lease financing in the state. These securities may be less readily marketable than other Municipal Bonds. The Fund may also purchase unrated lease obligations if determined by PIMCO to be of comparable quality to rated securities in which the Fund is permitted to invest.

     The Fund may seek to enhance its yield through the purchase of private placements. These securities are sold through private negotiations, usually to institutions or mutual funds, and may have resale restrictions. Their yields are usually higher than comparable public securities to compensate the investor for their limited marketability. The Fund may invest up to 20% of its net assets in securities which are illiquid at the time of investment, including unmarketable private placements.

     Some longer-term Municipal Bonds give the investor the right to "put" or sell the security at par (face value) within a specified number of days following the investor's request--usually one to seven days. This demand feature enhances a security's liquidity by shortening its effective maturity and enables it to trade at a price equal to or very close to par. If a demand feature terminates prior to being exercised, the Fund would hold the longer-term security, which could experience substantially more volatility.

     The Fund may invest in Municipal Bonds with credit enhancements such as letters of credit, municipal bond insurance and Standby Bond Purchase Agreements ("SBPAs"). Letters of credit are issued by a third party, usually a bank, to enhance liquidity and ensure repayment of principal and any accrued interest if the underlying Municipal Bond should default. Municipal bond insurance, which is usually purchased by the bond issuer from a private, non-governmental insurance company, provides an unconditional and irrevocable guarantee that the insured bond's principal and interest will be paid when due. Insurance does not guarantee the price of the bond or the share price of the Fund. The credit rating of an insured bond reflects the credit rating of the insurer, based on its claims-paying ability. The obligation of a municipal bond insurance company to pay a claim extends over the life of each insured bond. Although defaults on insured Municipal Bonds have been low to date and municipal bond insurers have ordinarily met their claims, there is no assurance this will continue. A higher-than-expected default rate could strain the insurer's loss reserves and adversely affect its ability to pay claims to bondholders. The number of municipal bond insurers is relatively small, and not all of them have the highest rating. An SBPA is a liquidity facility provided to pay the purchase price of bonds that cannot be re-marketed. The obligation of the liquidity provider (usually a bank) is only to advance funds to purchase tendered bonds that cannot be remarketed and does not cover principal or interest under any other circumstances. The liquidity provider's obligations under the SBPA are usually subject to numerous conditions, including the continued creditworthiness of the underlying borrower.

     The Fund also may invest in participation interests. Participation interests are various types of securities created by converting fixed rate bonds into short-term, variable rate certificates. These securities have been developed in the secondary market to meet the demand for short-term, tax-exempt securities. The Fund will invest in such securities only if they are deemed tax-exempt by a nationally recognized bond counsel, but there is no guarantee the interest will be exempt.

     The Fund may also invest up to 10% of its total assets in residual interest municipal bonds, which may involve leverage and related risks. See "--Residual Interest Municipal Bonds (RIBS)" below.

     The Fund may purchase custodial receipts representing the right to receive either the principal amount or the periodic interest payments or both with respect to specific underlying Municipal Bonds. In a typical custodial receipt arrangement, an issuer or third party owner of Municipal Bonds deposits the bonds with a custodian in exchange for two classes of custodial receipts. The two classes have different characteristics, but, in each case, payments on the two classes are based on payments received on the underlying Municipal Bonds. In no event will the aggregate interest paid with respect to the two classes exceed the interest paid by the underlying Municipal Bond. Custodial receipts are sold in private placements. The value of a custodial receipt may fluctuate more than the value of a Municipal Bond of comparable quality and maturity.

     Municipal Bonds are subject to credit and market risk. Generally, prices of higher quality issues tend to fluctuate less with changes in market interest rates than prices of lower quality issues and prices of longer maturity issues tend to fluctuate more than prices of shorter maturity issues.

     The Fund may purchase and sell portfolio investments to take advantage of changes or anticipated changes in yield relationships, markets or economic conditions. The Fund may also sell Municipal Bonds due to changes in PIMCO's evaluation of the issuer. The secondary market for Municipal Bonds typically has been less liquid than that for taxable debt/fixed income securities, and this may affect the Fund's ability to sell particular Municipal Bonds at then-current market prices, especially in periods when other investors are attempting to sell the same securities.

     Prices and yields on Municipal Bonds are dependent on a variety of factors, including general money-market conditions, the financial condition of the issuer, general conditions of the Municipal Bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue. A number of these factors, including the ratings of particular issues, are subject to change from time to time. Information about the financial condition of an issuer of Municipal Bonds may not be as extensive as that made available by corporations whose securities are publicly traded.

     Obligations of issuers of Municipal Bonds are subject to the provisions of bankruptcy, insolvency and other laws, such as the Federal Bankruptcy Reform Act of 1978, affecting the rights and remedies of creditors. Congress or state legislatures may seek to extend the time for payment of principal or interest, or both, or to impose other constraints upon enforcement of such obligations. There is also the possibility that as a result of litigation or other conditions, the power or ability of issuers to meet their obligations for the payment of interest and principal on their Municipal Bonds may be materially affected or their obligations may be found to be invalid or unenforceable. Such litigation or conditions may from time to time have the effect of introducing uncertainties in the market for Municipal Bonds or certain segments thereof, or of materially affecting the credit risk with respect to particular bonds. Adverse economic, business, legal or political developments might affect all or a substantial portion of the Fund's Municipal Bonds in the same manner. The Fund will be particularly subject to these risks because it focuses its investments in a particular state.

Factors Pertaining to New York

     Factors pertaining to New York are set forth in Appendix B.

Residual Interest Municipal Bonds (RIBS)

     The Fund may also invest up to 10% of its total assets in residual interest Municipal Bonds ("RIBS") whose interest rates bear an inverse relationship to the interest rate on another security or the value of an index. RIBS are created by dividing the income stream provided by the underlying bonds to create two securities, one short-term and one long-term. The interest rate on the short-term component is reset by an index or auction process normally every seven to 35 days. After income is paid on the short-term securities at current rates, the residual income from the underlying bond(s) goes to the long-term securities. Therefore, rising short-term interest rates result in lower income for the longer-term portion, and vice versa. The longer-term bonds can be very volatile and may be less liquid than other Municipal Bonds of comparable maturity. An investment in RIBS typically will involve greater risk than an investment in a fixed rate bond. Because increases in the interest rate on the other security or index reduce the residual interest paid on a RIB, the value of a RIB is generally more volatile than that of a fixed rate bond. RIBS have interest rate adjustment formulas that generally reduce or, in the extreme, eliminate the interest paid to the Fund when short-term interest rates rise, and increase the interest paid to the Fund when short-term interest rates fall. RIBS have varying degrees of liquidity that approximate the liquidity of the underlying bond(s), and the market price for these securities is volatile. These securities generally will underperform the market of fixed rate bonds in a rising interest rate environment, but tend to outperform the market of fixed rate bonds when interest rates decline or remain relatively stable. Although volatile, RIBS typically offer the potential for yields exceeding the yields available on fixed rate bonds with comparable credit quality, coupon, call provisions and maturity. The Fund may also invest in RIBS for the purpose of increasing the Fund's leverage as a more flexible alternative to the issuance of Preferred Shares. Should short-term and long-term interest rates rise, the combination of the Fund's investment in RIBS and its use of other forms of leverage (including through the issuance of Preferred Shares or the use of other derivative instruments) likely will adversely affect the Fund's net asset value per share and income, distributions and total returns to shareholders. Trusts in which RIBS may be held could be terminated, in which case the residual bond holder would take possession of the underlying bond(s) on an unleveraged basis.

Short-Term Investments/Temporary Defensive Strategies

     Upon PIMCO's recommendation, for temporary defensive purposes, the Fund may invest up to 100% of its net assets in high quality, short-term investments, including mortgage-backed and corporate debt securities, that may be either tax-exempt or taxable. The Fund may also invest without limit in these securities temporarily in order to keep the Fund's cash fully invested, including during the period in which the net proceeds of the offering are being invested. The Fund intends to invest in taxable short-term investments only in the event that suitable tax-exempt short-term investments are not available at reasonable prices and yields. To the extent the Fund invests in taxable short-term investments, the Fund will not at such times be in a position to achieve its investment objective of providing current income exempt from federal income tax.

     Short-Term Taxable Fixed Income Securities

     Short-term taxable fixed income investments are defined to include, without limitation, the following:

          (1) U.S. government securities, including bills, notes and bonds differing as to maturity and rates of interest that are either issued or guaranteed by the U.S. Treasury or by U.S. government agencies or instrumentalities. U.S. government agency securities include, without limitation, securities issued by (a) the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, and the Government National Mortgage Association, whose securities are supported by the full faith and credit of the United States; (b) the Federal Home Loan Banks, Federal Intermediate Credit Banks, and the Tennessee Valley Authority, whose securities are supported by the right of the agency to borrow from the U.S. Treasury; (c) the Federal National Mortgage Association, whose securities are supported by the discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality; and (d) the Student Loan Marketing Association, whose securities are supported only by its credit. While the U.S. government provides financial support to such U.S. government-sponsored agencies or instrumentalities, no assurance can be given that it always will do so since it is not so obligated by law. The U.S. government, its agencies, and instrumentalities do not guarantee the market value of their securities. Consequently, the value of such securities may fluctuate.

          (2) Certificates of deposit issued against funds deposited in a bank or a savings and loan association. Such certificates are for a definite period of time, earn a specified rate of return, and are normally negotiable. The issuer of a certificate of deposit agrees to pay the amount deposited plus interest to the bearer of the certificate on the date specified thereon. Certificates of deposit purchased by the Fund may not be fully insured.

          (3) Repurchase agreements, which involve purchases of debt securities. A repurchase agreement is a contractual agreement whereby the seller of securities (e.g., U.S. government securities) agrees to repurchase the same security at a specified price on a future date agreed upon by the parties. The agreed-upon repurchase price determines the yield during the Fund's holding period. Repurchase agreements are considered to be loans collateralized by the underlying security that is the subject of the repurchase contract. Income generated from transactions in repurchase agreements will be taxable. The Fund will only enter into repurchase agreements with registered securities dealers or domestic banks that PIMCO believes present minimal credit risk. The risk to the Fund is limited to the ability of the issuer to pay the agreed-upon repurchase price on the delivery date; however, although the value of the underlying collateral at the time the transaction is entered into always equals or exceeds the agreed-upon repurchase price, if the value of the collateral declines there is a risk of loss of both principal and interest. In the event of default, the collateral may be sold but the Fund might incur a loss if the value of the collateral declines, and might incur disposition costs or experience delays in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, realization upon the collateral by the Fund may be delayed or limited. PIMCO will monitor the value of the collateral at the time the transaction is entered into and at all times subsequent during the term of the repurchase agreement in an effort to determine that such value always equals or exceeds the agreed-upon repurchase price.

          (4) Commercial paper, which consists of short-term unsecured promissory notes, including variable rate master demand notes issued by corporations to finance their current operations. Master demand notes are direct lending arrangements between the Fund and a corporation. There is no secondary market for such notes. However, they are redeemable by the Fund at any time. PIMCO will consider the financial condition of the corporation (e.g., earning power, cash flow, and other liquidity ratios) and will continuously monitor the corporation's ability to meet all of its financial obligations, because the Fund's liquidity might be impaired if the corporation were unable to pay principal and interest on demand. Investments in commercial paper will be limited to commercial paper rated investment grade by a major rating agency, or unrated but determined by PIMCO to be of comparable quality, and which mature within one year of the date of purchase or carry a variable or floating rate of interest.

     Short-Term Tax-Exempt Fixed Income Securities

     Short-term tax-exempt fixed-income securities are securities that are exempt from regular federal income tax and mature within three years or less from the date of issuance. Short-term tax-exempt fixed income securities are defined to include, without limitation, the following:

     Bond Anticipation Notes ("BANs") are usually general obligations of state and local governmental issuers that are sold to obtain interim financing for projects that will eventually be funded through the sale of long-term debt obligations or bonds. The ability of an issuer to meet its obligations on its BANs is primarily dependent on the issuer's access to the long-term Municipal Bond market and the likelihood that the proceeds of such bond sales will be used to pay the principal and interest on the BANs.

     Tax Anticipation Notes ("TANs") are issued by state and local governments to finance the current operations of such governments. Repayment is generally to be derived from specific future tax revenues. TANs are usually general obligations of the issuer. A weakness in an issuer's capacity to raise taxes due to, among other things, a decline in its tax base or a rise in delinquencies, could adversely affect the issuer's ability to meet its obligations on outstanding TANs.

     Revenue Anticipation Notes ("RANs") are issued by governments or governmental bodies with the expectation that future revenues from a designated source will be used to repay the notes. In general, they also constitute general obligations of the issuer. A decline in the receipt of projected revenues, such as anticipated revenues from another level of government, could adversely affect an issuer's ability to meet its obligations on outstanding RANs. In addition, the possibility that the revenues would, when received, be used to meet other obligations could affect the ability of the issuer to pay the principal and interest on RANs.

     Construction Loan Notes are issued to provide construction financing for specific projects. Frequently, these notes are redeemed with funds obtained from the Federal Housing Administration.

     Bank Notes are notes issued by local government bodies and agencies, such as those described above to commercial banks as evidence of borrowings. The purposes for which the notes are issued are varied but they are frequently issued to meet short-term working capital or capital-project needs. These notes may have risks similar to the risks associated with TANs and RANs.

     Tax-Exempt Commercial Paper ("Municipal Paper") represents very short-term unsecured, negotiable promissory notes issued by states, municipalities and their agencies. Payment of principal and interest on issues of Municipal Paper may be made from various sources, to the extent the funds are available therefrom. Maturities of Municipal Paper generally will be shorter than the maturities of TANs, BANs or RANs. There is a limited secondary market for issues of Municipal Paper.

     Certain Municipal Bonds may carry variable or floating rates of interest whereby the rate of interest is not fixed but varies with changes in specified market rates or indexes, such as a bank prime rate or a tax-exempt money market index.

     While the various types of notes described above as a group currently represent the major portion of the tax-exempt note market, other types of notes are or may become available in the marketplace and the Fund may invest in such other types of notes to the extent permitted under its investment objective, policies and limitations. Such notes may be issued for different purposes and may be secured differently from those mentioned above.

     High Yield Securities ("Junk Bonds")

     The Fund may invest up to 20% of its net assets in Municipal Bonds that, at the time of investment, are rated Ba/BB or B by Moody's, S&P or Fitch or unrated but judged to be of comparable quality by PIMCO. Bonds of below investment grade quality (Ba/BB or below) are commonly referred to as "high yield securities" or "junk bonds." Issuers of bonds rated Ba/BB or B are regarded as having current capacity to make principal and interest payments but are subject to business, financial or economic conditions which could adversely affect such payment capacity. Municipal bonds rated Baa or BBB are considered "investment grade" securities, although such bonds may be considered to possess some speculative characteristics. Municipal

     Bonds rated AAA in which the Fund may invest may have been so rated on the basis of the existence of insurance guaranteeing the timely payment, when due, of all principal and interest.

     High yield securities are regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments and, therefore, carry greater price volatility and principal and income risk, including the possibility of issuer default and bankruptcy and increased market price volatility.

     High yield securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in high yield security prices because the advent of a recession could lessen the ability of an issuer to make principal and interest payments on its debt securities. If an issuer of high yield securities defaults, in addition to risking payment of all or a portion of interest and principal, the Fund may incur additional expenses to seek recovery. In the case of high yield securities structured as zero-coupon, their market prices are affected to a greater extent by interest rate changes, and therefore tend to be more volatile than securities which pay interest periodically and in cash. PIMCO seeks to reduce these risks through diversification, credit analysis and attention to current developments and trends in both the economy and financial markets.

     The secondary market on which high yield securities are traded may be less liquid than the market for higher grade securities. Less liquidity in the secondary trading market could adversely affect the price at which the Fund could sell a high yield security, and could adversely affect the daily net asset value of the shares. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high yield securities, especially in a thinly traded market. When secondary markets for high yield securities are less liquid than the market for higher grade securities, it may be more difficult to value the securities because such valuation may require more research, and elements of judgment may play a greater role in the valuation because there is less reliable, objective data available. During periods of thin trading in these markets, the spread between bid and asked prices is likely to increase significantly and the Fund may have greater difficulty selling its portfolio securities. The Fund will be more dependent on PIMCO's research and analysis when investing in high yield securities. PIMCO seeks to minimize the risks of investing in all securities through diversification, in-depth credit analysis and attention to current developments in interest rates and market conditions.

     A general description of Moody's, S&P's and Fitch's ratings of securities (including Municipal Bonds) is set forth in Appendix A hereto. The ratings of Moody's, S&P and Fitch represent their opinions as to the quality of the securities they rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, debt obligations with the same maturity, coupon and rating may have different yields while obligations with the same maturity and coupon with different ratings may have the same yield. For these reasons, the use of credit ratings as the sole method of evaluating high yield securities can involve certain risks. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield securities. Also, credit rating agencies may fail to change credit ratings in a timely fashion to reflect events since the security was last rated.

PIMCO does not rely solely on credit ratings when selecting securities for the Fund, and develops its own independent analysis of issuer credit quality.

     The Fund's credit quality policies apply only at the time a security is purchased, and the Fund is not required to dispose of a security in the event that a rating agency or PIMCO downgrades its assessment of the credit characteristics of a particular issue. In determining whether to retain or sell such a security, PIMCO may consider such factors as PIMCO's assessment of the credit quality of the issuer of such security, the price at which such security could be sold and the rating, if any, assigned to such security by other rating agencies. However, analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher quality debt securities.

Municipal Warrants

     The Fund may invest in municipal warrants, which are essentially call options on Municipal Bonds. In exchange for a premium, they give the purchaser the right, but not the obligation, to purchase a Municipal Bond in the future. The Fund might purchase a warrant to lock in forward supply in an environment where the current issuance of bonds is sharply reduced. Like options, warrants may expire worthless and they may have reduced liquidity.

Mortgage-Backed Securities

     The Fund may invest in mortgage-backed securities. Mortgage-backed securities in which the Fund may invest include fixed and adjustable rate mortgage pass-through securities and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property.

     The value of mortgage-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-backed securities may expose the Fund to a lower rate of return upon reinvestment of principal. When interest rates rise, the value of a mortgage-backed security generally will decline; however, when interest rates are declining, the value of mortgage-backed securities with prepayment features may not increase as much as other fixed income securities without such prepayment features. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-backed security, and may shorten or extend the effective maturity of the security beyond what was anticipated at the time of purchase. If unanticipated rates of prepayment on underlying mortgages increase the effective maturity of a mortgage-related security, the volatility of the security can be expected to increase. The value of these securities may fluctuate in response to the market's perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-backed securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

Variable and Floating Rate Securities

     Variable and floating rate securities provide for a periodic adjustment in the interest rate paid on the obligations. The terms of such obligations must provide that interest rates are adjusted periodically based upon an interest rate adjustment index as provided in the respective obligations. The adjustment intervals may be regular, and range from daily up to annually, or may be event based, such as based on a change in the prime rate.

     The Fund may invest in floating rate debt instruments ("floaters") and engage in credit spread trades. The interest rate on a floater is a variable rate that is tied to another interest rate, such as a municipal bond index or Treasury bill rate. The interest rate on a floater resets periodically, typically every six months. While, because of the interest rate reset feature, floaters provide the Fund with a certain degree of protection against rising interest rates, the Fund will participate in any declines in interest rates as well. A credit spread trade is an investment position relating to a difference in the prices or interest rates of two bonds or other securities, where the value of the investment position is determined by movements in the difference between the prices or interest rates, as the case may be, of the respective securities or currencies.

     The Fund may also invest in inverse floating rate debt instruments ("inverse floaters"). The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floating rate security may exhibit greater price volatility than a fixed rate obligation of similar credit quality.

Structured Notes and Other Hybrid Instruments

     The Fund may invest in "structured" notes, which are privately negotiated debt obligations where the principal and/or interest is determined by reference to the performance of a benchmark asset, market or interest rate, such as selected securities, an index of securities or specified interest rates, or the differential performance of two assets or markets, such as indexes reflecting taxable and tax-exempt bonds. Depending on the terms of the note, the Fund may forgo all or part of the interest and principal that would be payable on a comparable conventional note. The rate of return on structured notes may be determined by applying a multiplier to the performance or differential performance of the referenced index(es) or other asset(s). Application of a multiplier involves leverage that will serve to magnify the potential for gain and the risk of loss. The Fund currently intends that any use of structured notes will be for the purpose of reducing the interest rate sensitivity of the Fund's portfolio (and, thereby, decreasing the Fund's exposure to interest rate risk) and, in any event, that the interest income on the notes will normally be exempt from federal, New York State and New York City income tax. Like other sophisticated strategies, the Fund's use of structured notes may not work as intended; for example, the change in the value of the structured notes may not match very closely the change in the value of bonds that the structured notes were purchased to hedge.

     The Fund may invest in other types of "hybrid" instruments that combine the characteristics of securities, futures, and options. For example, the principal amount or interest rate of a hybrid could be tied (positively or negatively) to the price of some securities index or another interest rate (each a "benchmark"). The interest rate or (unlike most debt obligations) the principal amount payable at maturity of a hybrid security may be increased or decreased, depending on changes in the value of the benchmark. Hybrids can be used as an efficient means of pursuing a variety of investment goals, including duration management and increased total return. Hybrids may not bear interest or pay dividends. The value of a hybrid or its interest rate may be a multiple of a benchmark and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the benchmark. These benchmarks may be sensitive to economic and political events that cannot be readily foreseen by the purchaser of a hybrid. Under certain conditions, the redemption value of a hybrid could be zero. Thus, an investment in a hybrid may entail significant market risks that are not associated with a similar investment in a traditional, U.S. dollar-denominated bond that has a fixed principal amount and pays a fixed rate or floating rate of interest. The purchase of hybrids also exposes the Fund to the credit risk of the issuer of the hybrids. These risks may cause significant fluctuations in the net asset value of the Fund.

     Certain issuers of structured products, such as hybrid instruments, may be deemed to be investment companies as defined in the 1940 Act. As a result, the Fund's investments in these products may be subject to limits applicable to investments in investment companies and may be subject to restrictions contained in the 1940 Act.

Municipal Market Data Rate Locks

     The Fund may purchase and sell Municipal Market Data Rate Locks ("MMD Rate Locks"). An MMD Rate Lock permits the Fund to lock in a specified municipal interest rate for a portion of its portfolio to preserve a return on a particular investment or a portion of its portfolio as a duration management technique or to protect against any increase in the price of securities to be purchased at a later date. The Fund will ordinarily use these transactions as a hedge or for duration or risk management although it is permitted to enter into them to enhance income or gain. An MMD Rate Lock is a contract between the Fund and an MMD Rate Lock provider pursuant to which the parties agree to make payments to each other on a notional amount, contingent upon whether the Municipal Market Data AAA General Obligation Scale is above or below a specified level on the expiration date of the contract. For example, if the Fund buys an MMD Rate Lock and the Municipal Market Data AAA General Obligation Scale is below the specified level on the expiration date, the counterparty to the contract will make a payment to the Fund equal to the specified level minus the actual level, multiplied by the notional amount of the contract. If the Municipal Market Data AAA General Obligation Scale is above the specified level on the expiration date, the Fund will make a payment to the counterparty equal to the actual level minus the specified level, multiplied by the notional amount of the contract. In entering into MMD Rate Locks, there is a risk that municipal yields will move in the direction opposite of the direction anticipated by the Fund.

Borrowing

     The Fund may borrow money to the extent permitted under the 1940 Act, as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction from time to time. The Fund may from time to time borrow money to add leverage to the portfolio. The Fund may also borrow money for temporary administrative purposes.

     Under the 1940 Act, the Fund generally is not permitted to engage in borrowings unless immediately after a borrowing the value of the Fund's total assets less liabilities (other than the borrowing) is at least 300% of the principal amount of such borrowing (i.e., such principal amount may not exceed 33 1/3% of the Fund's total assets). In addition, the Fund is not permitted to declare any cash dividend or other distribution on Common Shares unless, at the time of such declaration, the value of the Fund's total assets, less liabilities other than borrowing, is at least 300% of such principal amount. If the Fund borrows, it intends, to the extent possible, to prepay all or a portion of the principal amount of the borrowing to the extent necessary in order to maintain the required asset coverage. Failure to maintain certain asset coverage requirements could result in an event of default and entitle holders of Preferred Shares ("Preferred Shareholders") to elect a majority of the Trustees of the Fund.

     As described elsewhere in this section, the Fund also may enter into certain transactions, including RIBS and other derivative instruments that can constitute a form of borrowing or financing transaction by the Fund. The Fund may enter into these transactions in order to add leverage to the portfolio. The Fund may (but is not required to) cover its commitment under these instruments by the segregation of assets determined to be liquid by PIMCO in accordance with procedures adopted by the Trustees, equal in value to the amount of the Fund's commitment, or by entering into offsetting transactions or owning positions covering its obligations. In that case, the instruments will not be considered "senior securities" under the 1940 Act for purposes of the asset coverage requirements otherwise applicable to borrowings by the Fund or the Fund's issuance of Preferred Shares. Borrowing will tend to exaggerate the effect on net asset value of any increase or decrease in the market value of the Fund's portfolio. Money borrowed will be subject to interest costs that may or may not be recovered by appreciation of the securities purchased. The Fund also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

Derivative Instruments

     In pursuing its investment objective, the Fund may purchase and sell (write) both put options and call options on securities, swap agreements, and securities indexes, and enter into interest rate and index futures contracts and purchase and sell options on such futures contracts ("futures options") to add leverage to the portfolio, for hedging purposes or as part of its overall investment strategy. The Fund also may enter into swap agreements with respect to interest rates, securities indexes and other assets and measures of risk or return. If other types of financial instruments, including other types of options, futures contracts, or futures options are traded in the future, the Fund may also use those instruments, provided that the Trustees determine that their use is consistent with the Fund's investment objective.

     The value of some derivative instruments in which the Fund may invest may be particularly sensitive to changes in prevailing interest rates, and, like the other investments of the Fund, the ability of the Fund to successfully utilize these instruments may depend in part upon the ability of PIMCO to forecast interest rates and other economic factors correctly. If PIMCO incorrectly forecasts such factors and has taken positions in derivative instruments contrary to prevailing market trends, the Fund could be exposed to the risk of loss.

     The Fund might not employ any of the strategies described below, and no assurance can be given that any strategy used will succeed. If PIMCO incorrectly forecasts interest rates, market values or other economic factors in utilizing a derivatives strategy for the Fund, the Fund might have been in a better position if it had not entered into the transaction at all. Also, suitable derivative transactions may not be available in all circumstances. In addition, the Fund's use of derivative instruments will be limited by the Rating Agency Guidelines described under "Rating agency guidelines" in the Prospectus.

     The use of these strategies involves certain special risks, including a possible imperfect correlation, or even no correlation, between price movements of derivative instruments and price movements of related investments. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in related investments or otherwise, due to the possible inability of the Fund to purchase or sell a portfolio security at a time that otherwise would be favorable or the possible need to sell a portfolio security at a disadvantageous time because the Fund is required to maintain asset coverage or offsetting positions in connection with transactions in derivative instruments, and the possible inability of the Fund to close out or to liquidate its derivatives positions. Income earned by the Fund from many derivative strategies will be treated as capital gain and, if not offset by net realized capital loss, will be distributed to shareholders in taxable distributions.

     Options on Securities, Swap Agreements and Indexes. The Fund may purchase and sell both put and call options on securities, swap agreements or indexes in standardized contracts traded on domestic or other securities exchanges, boards of trade, or similar entities, or quoted on NASDAQ or on an over-the-counter market, and agreements, sometimes called cash puts, which may accompany the purchase of a new issue of debt obligations from a dealer.

     An option on a security (or an index) is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option (or the cash value of the index) at a specified exercise price at any time during the term of the option. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security. Upon exercise, the writer of an option on an index is obligated to pay the difference between the cash value of the index and the exercise price multiplied by the specified multiplier for the index option. (An index is designed to reflect features of a particular securities market, a specific group of financial instruments or securities, or certain economic indicators.)

     The Fund will write call options and put options only if they are "covered." In the case of a call option on a security, the option is "covered" if the Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, cash or other assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees, in such amount are segregated by its custodian) upon conversion or exchange of other securities held by the Fund. For a call option on an index, the option is covered if the Fund maintains with its custodian assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees, in an amount equal to the contract value of the index. A call option is also covered if the Fund holds a call on the same security or index as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written, provided the difference is maintained by the Fund in segregated assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees. A put option on a security or an index is "covered" if the Fund segregates assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees equal to the exercise price. A put option is also covered if the Fund holds a put on the same security or index as the put written where the exercise price of the put held is (i) equal to or greater than the exercise price of the put written, or (ii) less than the exercise price of the put written, provided the difference is maintained by the Fund in segregated assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees.

     If an option written by the Fund expires unexercised, the Fund realizes a capital gain equal to the premium received at the time the option was written. If an option purchased by the Fund expires unexercised, the Fund realizes a capital loss equal to the premium paid. Prior to the earlier of exercise or expiration, an exchange-traded option may be closed out by an offsetting purchase or sale of an option of the same series (type, exchange, underlying security or index, exercise price, and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when the Fund desires.

     The Fund may sell put or call options it has previously purchased, which could result in a net gain or loss depending on whether the amount realized on the sale is more or less than the premium and other transaction costs paid on the put or call option which is sold. Prior to exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series. The Fund will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or, if it is more, the Fund will realize a capital loss. If the premium received from a closing sale transaction is more than the premium paid to purchase the option, the Fund will realize a capital gain or, if it is less, the Fund will realize a capital loss. The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security or index in relation to the exercise price of the option, the volatility of the underlying security or index, and the time remaining until the expiration date.

     The premium paid for a put or call option purchased by the Fund is an asset of the Fund. The premium received for an option written by the Fund is recorded as a deferred credit. The value of an option purchased or written is marked to market daily and is valued at the closing price on the exchange on which it is traded or, if not traded on an exchange or no closing price is available, at the mean between the last bid and asked prices.

     The Fund may write covered straddles consisting of a combination of a call and a put written on the same underlying security. A straddle will be covered when sufficient assets are deposited to meet the Fund's immediate obligations. The Fund may use the same liquid assets to cover both the call and put options where the exercise price of the call and put are the same, or the exercise price of the call is higher than that of the put. In such cases, the Fund will also segregate liquid assets equivalent to the amount, if any, by which the put is "in the money."

     Risks Associated with Options on Securities and Indexes. There are several risks associated with transactions in options on securities and on indexes. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

     During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying security above the exercise price, but, as long as its obligation as a writer continues, has retained the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price. If a put or call option purchased by the Fund is not sold when it has remaining value, and if the market price of the underlying security remains equal to or greater than the exercise price (in the case of a put), or remains less than or equal to the exercise price (in the case of a call), the Fund will lose its entire investment in the option. Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security.

     There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position. If the Fund were unable to close out an option that it had purchased on a security, it would have to exercise the option in order to realize any profit or the option may expire worthless. If the Fund were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security unless the option expired without exercise. As the writer of a covered call option, the Fund forgoes, during the option's life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the exercise price of the call.

     If trading were suspended in an option purchased by the Fund, the Fund would not be able to close out the option. If restrictions on exercise were imposed, the Fund might be unable to exercise an option it has purchased. Except to the extent that a call option on an index written by the Fund is covered by an option on the same index purchased by the Fund, movements in the index may result in a loss to the Fund; however, such losses may be mitigated by changes in the value of the Fund's securities during the period the option was outstanding.

     Futures Contracts and Options on Futures Contracts. The Fund may invest in interest rate futures contracts and options thereon ("futures options"). The Fund may also purchase and sell futures contracts on Municipal Bonds and U.S. government and agency securities, as well as purchase put and call options on such futures contracts.

     A securities or interest rate futures contract provides for the future sale by one party and purchase by another party of a specified quantity of the security or financial instrument representative of interest rate fluctuations at a specified price and time. A futures contract on an index is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. Although the value of an index might be a function of the value of certain specified securities, physical delivery of these securities is not always made. A public market exists in futures contracts covering a number of indexes as well as financial instruments, including, without limitation: U.S. Treasury bonds; U.S. Treasury notes; three-month U.S. Treasury bills; 90-day commercial paper; bank certificates of deposit; and the Bond Buyer 40 Bond Index. It is expected that other futures contracts will be developed and traded in the future.

     The Fund may purchase and write call and put futures options. Futures options possess many of the same characteristics as options on securities and indexes (discussed above). A futures option gives the holder the right, in return for the premium paid, to assume a long position (call) or short position
(put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true.

     To comply with applicable rules of the Commodity Futures Trading Commission ("CFTC") under which the Fund avoids being deemed a "commodity pool" or a "commodity pool operator," the Fund intends generally to limit its use of futures contracts and futures options to "bona fide hedging" transactions, as such term is defined in applicable regulations, interpretations and practice. For example, the Fund might use futures contracts to hedge against anticipated changes in interest rates that might adversely affect either the value of the Fund's Municipal Bonds or the price of the bonds that the Fund intends to purchase. The Fund's hedging activities may include sales of futures contracts as an offset against the effect of expected increases in interest rates, and purchases of futures contracts as an offset against the effect of expected declines in interest rates. Although other techniques could be used to reduce the Fund's exposure to interest rate fluctuations, the Fund may be able to hedge its exposure more effectively and perhaps at a lower cost by using futures contracts and futures options.

     The Fund will only enter into futures contracts and futures options that are standardized and traded on a U.S. or other exchange, board of trade, or similar entity, or quoted on an automated quotation system. The Fund may also enter into OTC options on futures contracts.

     When a purchase or sale of a futures contract is made by the Fund, the Fund is required to deposit with its custodian (or broker, if legally permitted) a specified amount of assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees ("initial margin"). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract that is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied. The Fund expects to earn taxable interest income on its initial margin deposits. A futures contract held by the Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day the Fund pays or receives cash, called "variation margin," equal to the daily change in value of the futures contract. This process is known as "marking to market." Variation margin does not represent a borrowing or loan by the Fund but is instead a settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired. In computing daily net asset value, the Fund will mark to market its open futures positions.

     The Fund is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by the Fund.

     Although some futures contracts call for making or taking delivery of the underlying securities, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (involving the same exchange, underlying security or index, and delivery month). If an offsetting purchase price is less than the original sale price, the Fund realizes a capital gain, or if it is more, the Fund realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, the Fund realizes a capital gain, or if it is less, the Fund realizes a capital loss. The transaction costs must also be included in these calculations.

     The Fund may write covered straddles consisting of a call and a put written on the same underlying futures contract. A straddle will be covered when sufficient assets are deposited to meet the Fund's immediate obligations. The Fund may use the same liquid assets to cover both the call and put options where the exercise price of the call and put are the same, or the exercise price of the call is higher than that of the put. In such cases, the Fund will also segregate liquid assets equivalent to the amount, if any, by which the put is "in the money."

     Limitations on Use of Futures and Futures Options. As noted above, the Fund generally intends to enter into positions in futures contracts and related options only for "bona fide hedging" purposes. With respect to positions in futures and related options that do not constitute bona fide hedging positions, the Fund will not enter into a futures contract or futures option contract if, immediately thereafter, the aggregate initial margin deposits relating to such positions plus premiums paid by it for open futures option positions, less the amount by which any such options are "in-the-money," would exceed 5% of the Fund's liquidation value, after taking into account unrealized profits and unrealized losses on any such contracts into which the Fund has entered. A call option is "in-the-money" if the value of the futures contract that is the subject of the option exceeds the exercise price. A put option is "in-the-money" if the exercise price exceeds the value of the futures contract that is the subject of the option.

     When purchasing a futures contract, the Fund will maintain with its custodian (and mark-to-market on a daily basis) assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees, that, when added to the amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract. Alternatively, the Fund may "cover" its position by purchasing a put option on the same futures contract with a strike price as high or higher than the price of the contract held by the Fund.

     When selling a futures contract, the Fund will maintain with its custodian (and mark-to-market on a daily basis) assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees, that are equal to the market value of the instruments underlying the contract. Alternatively, the Fund may "cover" its position by owning the instruments underlying the contract (or, in the case of an index futures contract, a portfolio with a volatility substantially similar to that of the index on which the futures contract is based), or by holding a call option permitting the Fund to purchase the same futures contract at a price no higher than the price of the contract written by the Fund (or at a higher price if the difference is maintained in liquid assets with the Fund's custodian).

     When selling a call option on a futures contract, the Fund will maintain with its custodian (and mark-to-market on a daily basis) assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees, that, when added to the amounts deposited with a futures commission merchant as margin, equal the total market value of the futures contract underlying the call option. Alternatively, the Fund may cover its position by entering into a long position in the same futures contract at a price no higher than the strike price of the call option, by owning the instruments underlying the futures contract, or by holding a separate call option permitting the Fund to purchase the same futures contract at a price not higher than the strike price of the call option sold by the Fund.

         When selling a put option on a futures contract, the Fund will maintain with its custodian (and mark-to-market on a daily basis) assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees, that equal the purchase price of the futures contract, less any margin on deposit. Alternatively, the Fund may cover the position either by entering into a short position in the same futures contract, or by owning a separate put option permitting it to sell the same futures contract so long as the strike price of the purchased put option is the same or higher than the strike price of the put option sold by the Fund.

         To the extent that securities with maturities greater than one year are used to segregate assets to cover the Fund's obligations under futures contracts and related options, such use will not eliminate the leverage risk arising from such use, which may tend to exaggerate the effect on net asset value of any increase or decrease in the market value of the Fund's portfolio, and may require liquidation of portfolio positions when it is not advantageous to do so.

         The requirements for qualification as a regulated investment company also may limit the extent to which the Fund may enter into futures, futures options or forward contracts. See "Tax Matters."

         Risks Associated with Futures and Futures Options. There are several risks associated with the use of futures contracts and futures options as hedging techniques. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the Fund securities being hedged. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures and futures options on securities, including technical influences in futures trading and futures options, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities, and creditworthiness of issuers. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends.

         Futures contracts on U.S. government securities historically have reacted to an increase or decrease in interest rates in a manner similar to that in which the underlying U.S. government securities reacted. To the extent, however, that the Fund enters into such futures contracts, the value of such futures will not vary in direct proportion to the value of the Fund's holdings of Municipal Bonds. Thus, the anticipated spread between the price of the futures contract and the hedged security may be distorted due to differences in the nature of the markets. The spread also may be distorted by differences in initial and variation margin requirements, the liquidity of such markets and the participation of speculators in such markets.

         Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

         There can be no assurance that a liquid market will exist at a time when the Fund seeks to close out a futures contract or a futures option position, and the Fund would remain obligated to meet margin requirements until the position is closed. In addition, many of the contracts discussed above are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist.

         Swap Agreements. The Fund may enter into swap agreements with respect to interest rates, indexes of securities and other assets or measures of risk or return. The Fund may also enter into options on swap agreements ("swaptions"). These transactions are entered into in an attempt to obtain a particular return when it is considered desirable to do so, possibly at a lower cost to the Fund than if the Fund had invested directly in an instrument that yielded that desired return. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or "swapped" between the parties are generally calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or in a "basket" of securities representing a particular index. Forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or "cap"; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or "floor"; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. A swaption is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. The Fund may write
(sell) and purchase put and call swaptions.

         Most swap agreements entered into by the Fund would calculate the obligations of the parties to the agreement on a "net basis." Consequently, the Fund's current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). The Fund's current obligations under a swap agreement will be accrued daily (offset against any amounts owed to the Fund). The Fund may use swap agreements to add leverage to the portfolio. The Fund may (but is not required to) cover any accrued but unpaid net amounts owed to a swap counterparty through the segregation of assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees. Obligations under swap agreements so covered will not be construed to be "senior securities" for purposes of the Fund's investment restriction concerning senior securities and borrowings.

         Whether the Fund's use of swap agreements or swaptions will be successful in furthering its investment objective will depend on PIMCO's ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Because they are two-party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Fund will enter into swap agreements only with counterparties that meet certain standards of creditworthiness. The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

         Depending on the terms of the particular option agreement, the Fund will generally incur a greater degree of risk when it writes a swaption than it will incur when it purchases a swaption. When the Fund purchases a swaption, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when the Fund writes a swaption, upon exercise of the option the Fund will become obligated according to the terms of the underlying agreement.

         Certain swap agreements are exempt from most provisions of the Commodity Exchange Act ("CEA") and, therefore, are not regulated as futures or commodity option transactions under the CEA.

Short Sales

         The Fund may make short sales of securities as part of its overall portfolio management strategy and to offset potential declines in long positions in securities in the Fund's portfolio. A short sale is a transaction in which the Fund sells a security it does not own in anticipation that the market price of that security will decline. Although short sale transactions are not currently available with respect to Municipal Bonds, the Fund may engage in short sales on taxable bonds and on futures contracts with respect to Municipal Bonds and taxable bonds.

         When the Fund makes a short sale on a security, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Fund may have to pay a fee to borrow particular securities and is often obligated to pay over any accrued interest and dividends on such borrowed securities.

         If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. The successful use of short selling may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged.

         To the extent that the Fund engages in short sales, it will provide collateral to the broker-dealer. A short sale is "against the box" to the extent that the Fund contemporaneously owns, or has the right to obtain at no added cost, securities identical to those sold short. The Fund may also engage in so-called "naked" short sales (i.e., short sales that are not "against the box"), in which case the Fund's losses could theoretically be unlimited, in cases where the Fund is unable for whatever reason to close out its short position. The Fund has the flexibility to engage in short selling to the extent permitted by the 1940 Act and rules and interpretations thereunder.

Illiquid Securities

         The Fund may invest up to 20% of its net assets in securities which are illiquid at the time of investment. The term "illiquid securities" for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities. Illiquid securities are considered to include, among other things, written over-the-counter options, securities or other liquid assets being used as cover for such options, repurchase agreements with maturities in excess of seven days, certain loan participation interests, fixed time deposits which are not subject to prepayment or provide for withdrawal penalties upon prepayment (other than overnight deposits), and other securities whose disposition is restricted under the federal securities laws (other than securities issued pursuant to Rule 144A under the 1933 Act and certain commercial paper that PIMCO has determined to be liquid under procedures approved by the Board of Trustees).

         Illiquid securities may include privately placed securities, which are sold directly to a small number of investors, usually institutions. Unlike public offerings, such securities are not registered under the federal securities laws. Although certain of these securities may be readily sold, others may be illiquid, and their sale may involve substantial delays and additional costs.

Portfolio Trading and Turnover Rate

         Portfolio trading may be undertaken to accomplish the investment objective of the Fund in relation to actual and anticipated movements in interest rates. In addition, a security may be sold and another of comparable quality purchased at approximately the same time to take advantage of what PIMCO believes to be a temporary price disparity between the two securities. Temporary price disparities between two comparable securities may result from supply and demand imbalances where, for example, a temporary oversupply of certain bonds may cause a temporarily low price for such bonds, as compared with other bonds of like quality and characteristics. The Fund may also engage in short-term trading consistent with its investment objective. Securities may be sold in anticipation of a market decline (a rise in interest rates) or purchased in anticipation of a market rise (a decline in interest rates) and later sold, or to recognize a gain.

         A change in the securities held by the Fund is known as "portfolio turnover." PIMCO manages the Fund without regard generally to restrictions on portfolio turnover. The use of certain derivative instruments with relatively short maturities may tend to exaggerate the portfolio turnover rate for the Fund. Trading in debt obligations does not generally involve the payment of brokerage commissions, but does involve indirect transaction costs. The use of futures contracts may involve the payment of commissions to futures commission merchants. High portfolio turnover (e.g., greater than 100%) involves correspondingly greater expenses to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. The higher the rate of portfolio turnover of the Fund, the higher these transaction costs borne by the Fund generally will be. Transactions in the Fund's portfolio securities may result in realization of taxable capital gains (including short-term capital gains which are generally taxed to shareholders at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect the Fund's performance.

         The portfolio turnover rate of the Fund is calculated by dividing (a) the lesser of purchases or sales of portfolio securities for the particular fiscal year by (b) the monthly average of the value of the portfolio securities owned by the Fund during the particular fiscal year. In calculating the rate of portfolio turnover, there is excluded from both (a) and (b) all securities, including options, whose maturities or expiration dates at the time of acquisition were one year or less.

Other Investment Companies

         The Fund may invest up to 10% of its net assets in securities of open- or closed-end investment companies that invest primarily in Municipal Bonds of the types in which the Fund may invest directly. The Fund may invest in other investment companies either during periods when it has large amounts of uninvested cash, such as the period shortly after the Fund receives the proceeds of the offering of its Common Shares or Preferred Shares, during periods when there is a shortage of attractive, high-yielding Municipal Bonds available in the market, or when PIMCO believes share prices of other investment companies offer attractive values. The Fund may invest in investment companies that are advised by PIMCO or its affiliates to the extent permitted by applicable law and/or pursuant to exemptive relief from the SEC. As a stockholder in an investment company, the Fund will bear its ratable share of that investment company's expenses and would remain subject to payment of the Fund's management fees with respect to assets so invested. Holders of Preferred Shares ("Preferred Shareholders") would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies. PIMCO will take expenses into account when evaluating the investment merits of an investment in an investment company relative to available Municipal Bond investments. In addition, the securities of other investment companies may also be leveraged and will therefore be subject to the same leverage risks described in the Prospectus and herein. As described in the Prospectus in the section entitled "Risks--Leverage Risk," the net asset value and market value of leveraged shares will be more volatile and the yield to shareholders will tend to fluctuate more than the yield generated by unleveraged shares.

When-Issued, Delayed Delivery and Forward Commitment Transactions

         The Fund may purchase or sell securities on a when-issued, delayed delivery, or forward commitment basis. Typically, no income accrues on securities the Fund has committed to purchase prior to the time delivery of the securities is made, although the Fund may earn income on securities it has segregated.

         When purchasing a security on a when-issued, delayed delivery, or forward commitment basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. Because the Fund is not required to pay for the security until the delivery date, these risks are in addition to the risks associated with the Fund's other investments. If the Fund remains substantially fully invested at a time when when-issued, delayed delivery, or forward commitment purchases are outstanding, the purchases may result in a form of leverage.

         When the Fund has sold a security on a when-issued, delayed delivery, or forward commitment basis, the Fund does not participate in future gains or losses with respect to the security. If the other party to a transaction fails to deliver or pay for the securities, the Fund could miss a favorable price or yield opportunity or could suffer a loss. The Fund may dispose of or renegotiate a transaction after it is entered into, and may sell when-issued, delayed delivery or forward commitment securities before they are delivered, which may result in a capital gain or loss. There is no percentage limitation on the extent to which the Fund may purchase or sell securities on a when-issued, delayed delivery, or forward commitment basis.

Zero-Coupon Bonds and Step-Ups

         Zero-coupon securities are debt obligations that do not entitle the holder to any periodic payments of interest either for the entire life of the obligation or for an initial period after the issuance of the obligations. Like zero-coupon bonds, "step-up" bonds pay no interest initially but eventually begin to pay a coupon rate prior to maturity, which rate may increase at stated intervals during the life of the security. Each of these instruments is typically issued and traded at a deep discount from its face amount. The amount of the discount varies depending on such factors as the time remaining until maturity of the securities, prevailing interest rates, the liquidity of the security and the perceived credit quality of the issuer. The market prices of zero-coupon bonds and step-ups generally are more volatile than the market prices of debt instruments that pay interest currently and in cash and are likely to respond to changes in interest rates to a greater degree than do other types of securities having similar maturities and credit quality. In order to satisfy a requirement for qualification as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"), an investment company, such as the Fund, must distribute each year at least 90% of its net investment income, including the original issue discount accrued on zero-coupon bonds and step-ups. Because the Fund will not on a current basis receive cash payments from the issuer of these securities in respect of any accrued original issue discount, in some years the Fund may have to distribute cash obtained from selling other portfolio holdings of the Fund. In some circumstances, such sales might be necessary in order to satisfy cash distribution requirements even though investment considerations might otherwise make it undesirable for the Fund to sell securities at such time. Under many market conditions, investments in zero-coupon bonds and step-ups may be illiquid, making it difficult for the Fund to dispose of them or determine their current value.

                             INVESTMENT RESTRICTIONS

Fundamental Investment Restrictions

         Except as described below, the Fund, as a fundamental policy, may not, without the approval of the holders of a majority of the outstanding Common Shares and any outstanding preferred shares of beneficial interest of the Fund (including the Preferred Shares) voting together as a single class, and of the holders of a majority of any outstanding preferred shares of beneficial interest of the Fund (including the Preferred Shares) voting as a separate class:

                  (1) Concentrate its investments in a particular "industry," as that term is used in the Investment Company Act of 1940, as amended, and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction, from time to time.

                  (2) Purchase or sell real estate, although it may purchase securities (including Municipal Bonds) secured by real estate or interests therein, or securities issued by companies which invest in real estate, or interests therein.

                  (3) Purchase or sell commodities or commodities contracts or oil, gas or mineral programs. This restriction shall not prohibit the Fund, subject to restrictions described in the Prospectus and elsewhere in this Statement of Additional Information, from purchasing, selling or entering into futures contracts, options on futures contracts, forward contracts, or any interest rate, securities-related or other hedging instrument, including swap agreements and other derivative instruments, subject to compliance with any applicable provisions of the federal securities or commodities laws.

                  (4) Borrow money or issue any senior security, except to the extent permitted under the Investment Company Act of 1940, as amended, and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction, from time to time.

                  (5) Make loans, except to the extent permitted under the Investment Company Act of 1940, as amended, and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction, from time to time.

                  (6) Act as an underwriter of securities of other issuers, except to the extent that in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under the federal securities laws.

         In addition, as a fundamental policy, the Fund must, under normal circumstances, invest at least 80% of its Assets (as that term is defined in Rule 35d-1 under the Investment Company Act of 1940, as amended), measured at the time of investment, in investments the income from which is, in the opinion of bond counsel to the issuer (or on the basis of other authority believed by the Fund's portfolio manager to be reliable), exempt from federal and New York state income taxes. For purposes of this policy, the Fund may count investments that generate income subject to the alternative minimum tax toward the 80% investment requirement. Rule 35d-1 currently defines "Assets" to mean "net assets, plus the amount of any borrowings for investment purposes."

         For purposes of the foregoing, "majority of the outstanding," when used with respect to particular shares of the Fund (whether voting together as a single class or voting as separate classes), means (i) 67% or more of such shares present at a meeting, if the holders of more than 50% of such shares are present or represented by proxy, or (ii) more than 50% of such shares, whichever is less.

         Unless otherwise indicated, all limitations applicable to the Fund's investments (as stated above and elsewhere in this Statement of Additional Information) apply only at the time a transaction is entered into. Any subsequent change in a rating assigned by any rating service to a security (or, if unrated, deemed by PIMCO to be of comparable quality), or change in the percentage of the Fund's total assets invested in certain securities or other instruments, or change in the average maturity or duration of the Fund's investment portfolio, resulting from market fluctuations or other changes in the Fund's total assets, will not require the Fund to dispose of an investment until PIMCO determines that it is practicable to sell or close out the investment without undue market or tax consequences to the Fund. In the event that rating agencies assign different ratings to the same security, PIMCO will determine which rating it believes best reflects the security's quality and risk at that time, which may be the higher of the several assigned ratings.

         Under the 1940 Act, a "senior security" does not include any promissory note or evidence of indebtedness where such loan is for temporary purposes only and in an amount not exceeding 5% of the value of the total assets of the issuer at the time the loan is made. A loan is presumed to be for temporary purposes if it is repaid within sixty days and is not extended or renewed.

         The Fund would be deemed to "concentrate" in a particular industry if it invested 25% or more of its net assets in that industry. The Fund's industry concentration policy does not preclude it from focusing investments in issuers in a group of related industrial sectors (such as different types of utilities).

         To the extent the Fund covers its commitment under a derivative instrument by the segregation of assets determined by PIMCO to be liquid in accordance with procedures adopted by the Trustees, equal in value to the amount of the Fund's commitment, such instrument will not be considered a "senior security" for purposes of the asset coverage requirements otherwise applicable to borrowings by the Fund or the Fund's issuance of Preferred Shares.

         The Fund interprets its policies with respect to borrowing and lending to permit such activities as may be lawful for the Fund, to the full extent permitted by the 1940 Act or by exemption from the provisions therefrom pursuant to exemptive order of the SEC.

         It is a condition of the issuance of the Preferred Shares that they be issued with a credit quality rating of "Aaa" from Moody's. In order to obtain and maintain the required ratings, the Fund will be required to comply with investment quality, diversification and other guidelines established by Moody's. Such guidelines will likely be more restrictive than the restrictions set forth above. The Fund does not anticipate that such guidelines would have a material adverse effect on its holders of Common Shares ("Common Shareholders") or its ability to achieve its investment objective. Moody's receives fees in connection with its ratings issuances.

                             MANAGEMENT OF THE FUND

Trustees and Officers

         The business of the Fund is managed under the direction of the Fund's Board of Trustees. Subject to the provisions of the Fund's Amended and Restated Agreement and Declaration of Trust (the "Declaration"), its Amended By-Laws and Massachusetts law, the Trustees have all powers necessary and convenient to carry out this responsibility, including the election and removal of the Fund's officers.

         The Trustees and officers of the Fund, their ages, the position they hold with the Fund, their term of office and length of time served, a description of their principal occupations during the past five years, the number of portfolios in the fund complex that the Trustee oversees and any other directorships held by the Trustee are listed in the two tables immediately following. Except as shown, each Trustee's and officer's principal occupation and business experience for the last five years has been with the employer(s) indicated, although in some cases the Trustee may have held different positions with such employer(s). Unless otherwise indicated, the business address of the persons listed below is c/o PIMCO Advisors Fund Management LLC, 1345 Avenue of the Americas, New York, New York 10105.

                              Independent Trustees*
                              --------------------

     (1)                 (2)            (3)                    (4)                   (5)             (6)

                                                                                  Number of
                                      Term of                                     Portfolios
                                    Office and                                     in Fund          Other
                     Position(s)     Length of                                     Complex      Directorships
Name, Address            Held       Time Served      Principal Occupation(s)     Overseen by   Held by Trustee
   and Age            with Fund                      During the Past 5 Years       Trustee
Paul Belica            Trustee       Since          Trustee, Fixed Income             12            None.
Age 81                               inception      SHares, PIMCO Corporate
                                     (September,    Income Fund, PIMCO Municipal
                                     2002).         Income Fund, PIMCO
                                                    California Municipal Income
                                                    Fund, PIMCO New York
                                                    Municipal Income Fund, PIMCO
                                                    Municipal Income Fund II,
                                                    PIMCO California Municipal
                                                    Income Fund II, PIMCO New
                                                    York Municipal Income Fund
                                                    II, PIMCO Municipal Income
                                                    Fund III, PIMCO California
                                                    Municipal Income Fund III
                                                    and PIMCO New York Municipal
                                                    Income Fund III; Manager,
                                                    Stratigos Fund, LLC,
                                                    Whistler Fund, LLC, Xanthus
                                                    Fund, LLC and Wynstone Fund,
                                                    LLC; Director, Student Loan
                                                    Finance Corp., Education
                                                    Loans, Inc., Goal Funding,
                                                    Inc., Surety Loan Funding,
                                                    Inc. Formerly, Advisor,
                                                    Salomon Smith Barney Inc.;
                                                    Director, Central European
                                                    Value Fund, Inc., Deck House
                                                    Inc., The Czech Republic
                                                    Fund, Inc.

(1)                         (2)            (3)                    (4)                   (5)             (6)

                                                                                      Number of
                                          Term of                                     Portfolios
                                        Office and                                     in Fund          Other
                         Position(s)     Length of                                     Complex      Directorships
Name, Address                Held       Time Served      Principal Occupation(s)     Overseen by   Held by Trustee
   and Age                with Fund                      During the Past 5 Years       Trustee
Robert E. Connor           Trustee       Since          Trustee, Fixed Income             13            None.
Age 68                                   inception      Shares, PIMCO Corporate
                                         (September,    Income Fund, PIMCO Municipal
                                         2002).         Income Fund, PIMCO
                                                        California Municipal
                                                        Income Fund, PIMCO New
                                                        York Municipal Income
                                                        Fund, PIMCO Municipal
                                                        Income Fund II, PIMCO
                                                        California Municipal
                                                        Income Fund II, PIMCO
                                                        New York Municipal
                                                        Income Fund II, PIMCO
                                                        Municipal Income Fund
                                                        III, PIMCO California
                                                        Municipal Income Fund
                                                        III and PIMCO New York
                                                        Municipal Income Fund
                                                        III; Director, Municipal
                                                        Advantage Fund, Inc.;
                                                        Corporate Affairs
                                                        Consultant. Formerly,
                                                        Senior Vice President,
                                                        Corporate Office,
                                                        Salomon Smith Barney
                                                        Inc.

John J. Dalessandro II*    Trustee       Since          President and Director, J.J.      10            None.
Age 65                                   inception      Dalessandro II Ltd.,
                                         (September,    registered broker-dealer and
                                         2002).         member of the New York Stock
                                                        Exchange; Trustee, PIMCO
                                                        Corporate Income Fund,
                                                        PIMCO Municipal Income
                                                        Fund, PIMCO California
                                                        Municipal Income Fund,
                                                        PIMCO New York Municipal
                                                        Income Fund, PIMCO
                                                        Municipal Income Fund
                                                        II, PIMCO California
                                                        Municipal Income Fund
                                                        II, PIMCO New York
                                                        Municipal Income Fund
                                                        II, PIMCO Municipal
                                                        Income Fund III, PIMCO
                                                        California Municipal
                                                        Income Fund III and
                                                        PIMCO New York Municipal
                                                        Income Fund III.

                              Interested Trustees*
                              -------------------

         Currently no Trustees are treated as "interested persons" (as defined in Section 2(a)(19) of the 1940 Act) of the Fund, the Manager, PIMCO or of the Underwriters.

-----------------

         * Mr. Dalessandro is treated by the Fund as not being an "interested person" (as defined in Section 2(a)(19) of the 1940 Act) of the Fund, the Manager, PIMCO or of the Underwriters, despite his affiliation with J.J. Dalessandro II Ltd., a member of the New York Stock Exchange (the "Exchange") that operates as a floor broker and does not effect portfolio transactions for entities other than other members of the Exchange.

         In accordance with the Fund's staggered board (see "Anti-Takeover and Other Provisions in the Declaration of Trust"), the Common Shareholders will elect Trustees to fill the vacancies of Trustees whose terms expire at each annual meeting of Common Shareholders, unless any preferred shares of beneficial interest are outstanding, in which event the holders of preferred shares, voting as a separate class, will elect two Trustees and the remaining Trustees shall be elected by Common Shareholders and the holders of preferred shares, voting together as a single class. The holders of preferred shares will be entitled to elect a majority of the Fund's Trustees under certain circumstances.

                                    Officers
                                    --------

           (1)                 (2)            (3)                    (4)                   (5)             (6)

                                                                                      Number of
                                          Term of                                     Portfolios
                                        Office and                                     in Fund          Other
                         Position(s)     Length of                                     Complex      Directorships
    Name, Address            Held       Time Served      Principal Occupation(s)     Overseen by   Held by Trustee
       and Age            with Fund                      During the Past 5 Years       Trustee
Stephen J. Treadway        Chairman      Since          Managing Director, Allianz       N/A            N/A
2187 Atlantic Street                     inception      Dresdner Asset Management of
Stamford, CT 06902                       (September,    America L.P.; Managing
Age 55                                   2002).         Director and Chief Executive
                                                        Officer, PIMCO Advisors
                                                        Fund Management LLC
                                                        (formerly PIMCO Funds
                                                        Advisors LLC); Managing
                                                        Director and Chief
                                                        Executive Officer, PIMCO
                                                        Advisors Distributors
                                                        LLC ("PAD"); Trustee,
                                                        President and Chief
                                                        Executive Officer, PIMCO
                                                        Funds: Multi-Manager
                                                        Series; Chairman, Fixed
                                                        Income SHares; Trustee,
                                                        Chairman and President,
                                                        OCC Cash Reserves, Inc.
                                                        and OCC Accumulation
                                                        Trust; Trustee and
                                                        Chairman, PIMCO
                                                        Corporate Income Fund,
                                                        PIMCO Municipal Income
                                                        Fund, PIMCO California
                                                        Municipal Income Fund,
                                                        PIMCO New York Municipal
                                                        Income Fund, PIMCO

         (1)                 (2)            (3)                    (4)                   (5)             (6)

                                                                                     Number of
                                          Term of                                    Portfolios
                                        Office and                                    in Fund          Other
                         Position(s)     Length of                                    Complex      Directorships
    Name, Address            Held       Time Served     Principal Occupation(s)     Overseen by   Held by Trustee
       and Age            with Fund                     During the Past 5 Years       Trustee
                                                       Municipal Income Fund
                                                       II, PIMCO California
                                                       Municipal Income Fund
                                                       II, PIMCO New York
                                                       Municipal Income Fund II
                                                       and Municipal Advantage
                                                       Fund, Inc.; Chairman,
                                                       PIMCO Municipal Income
                                                       Fund III, PIMCO
                                                       California Municipal
                                                       Income Fund III and
                                                       PIMCO New York Municipal
                                                       Income Fund III;
                                                       President, The Emerging
                                                       Markets Income Fund,
                                                       Inc., The Emerging
                                                       Markets Income Fund II,
                                                       Inc., The Emerging
                                                       Markets Floating Rate
                                                       Fund, Inc., Global
                                                       Partners Income Fund,
                                                       Inc., Municipal Partners
                                                       Fund, Inc. and Municipal
                                                       Partners Fund II, Inc.
                                                       Formerly, Executive Vice
                                                       President, Smith Barney
                                                       Inc.




Brian S. Shlissel         President     Since          Senior Vice President, PIMCO      N/A           N/A
Age 37                    and Chief     inception      Funds Advisors LLC;
                          Executive     (June, 2002).  Executive Vice President and
                          Officer                      Treasurer, OCC Cash
                                                       Reserves, Inc. and OCC
                                                       Accumulation Trust;
                                                       President, Chief Executive
                                                       Officer and Treasurer, Fixed
                                                       Income SHares; Treasurer,
                                                       Municipal Advantage Fund
                                                       Inc.; Treasurer and
                                                       Principal Financial and
                                                       Accounting Officer, PIMCO
                                                       Corporate Income Fund, PIMCO
                                                       Municipal Income Fund, PIMCO
                                                       California Municipal Income
                                                       Fund and PIMCO New York
                                                       Municipal Income Fund;  Vice
                                                       President, Emerging Markets
                                                       Income Fund, Inc., Emerging
                                                       Markets Income Fund II,
                                                       Inc., Emerging Markets
                                                       Floating Rate Fund, Inc.,
                                                       Global Partners Income Fund,
                                                       Inc., Municipal Partners
                                                       Fund, Inc., and Municipal
                                                       Partners Fund II, Inc.
                                                       Formerly, Vice President,
                                                       Mitchell Hutchins Asset
                                                       Management Inc.

         (1)                  (2)            (3)                      (4)                    (5)               (6)

                                                                                          Number of
                                                                                          Portfolios
                                           Term of                                         in Fund
                          Position(s)    Office and                                        Complex            Other
    Name, Address            Held         Length of         Principal Occupation(s)      Overseen by      Directorships
       and Age             with Fund     Time Served        During the Past 5 Years        Trustee       Held by Trustee
Lawrence Altadonna        Treasurer;     Since            Treasurer and Principal        N/A             N/A
Age 36                    Principal      inception        Financial and Accounting
                          Financial      (September,      Officer, PIMCO Corporate
                          and            2002).           Income Fund, PIMCO Municipal
                          Accounting                      Income Fund, PIMCO
                          Officer                         California Municipal Income
                                                          Fund, PIMCO New York
                                                          Municipal Income Fund,
                                                          PIMCO Municipal Income
                                                          Fund II, PIMCO
                                                          California Municipal
                                                          Income Fund II, PIMCO
                                                          New York Municipal
                                                          Income Fund II, PIMCO
                                                          Municipal Income Fund
                                                          III, PIMCO California
                                                          Municipal Income Fund
                                                          III, PIMCO New York
                                                          Municipal Income Fund
                                                          III and Municipal
                                                          Advantage Fund, Inc.;
                                                          Treasurer, Fixed Income
                                                          Shares; Assistant Treasurer,
                                                          OCC Cash Reserves, Inc. and
                                                          OCC Accumulation Trust;
                                                          Vice President and Manager,
                                                          Mutual Fund Services, PIMCO
                                                          Advisors Fund Management LLC;
                                                          Vice President, OpCap
                                                          Advisors LLC. Formerly,
                                                          Director of Fund
                                                          Administration, Prudential
                                                          Investments.


Newton B. Schott, Jr.     Vice           Since            Managing Director, Chief       N/A             N/A
2187 Atlantic Street      President,     inception        Administrative Officer,
Stamford, CT  06902       Secretary      (September,      Secretary and General
Age 60                                   2002).           Counsel, PAD; Managing
                                                          Director, Chief Legal
                                                          Officer and Secretary, PIMCO
                                                          Advisors Fund Management
                                                          LLC; Vice President and
                                                          Secretary, PIMCO Funds:
                                                          Multi-Manager Series, PIMCO
                                                          Corporate Income Fund, PIMCO
                                                          Municipal Income Fund, PIMCO
                                                          California Municipal Income
                                                          Fund, PIMCO New York
                                                          Municipal Income Fund,

         (1)                  (2)            (3)                      (4)                    (5)               (6)

                                                                                          Number of
                                                                                          Portfolios
                                           Term of                                         in Fund
                          Position(s)    Office and                                        Complex            Other
    Name, Address            Held         Length of         Principal Occupation(s)      Overseen by      Directorships
       and Age             with Fund     Time Served        During the Past 5 Years        Trustee       Held by Trustee
                                                          PIMCO Municipal Income Fund
                                                          II, PIMCO California
                                                          Municipal Income Fund II,
                                                          PIMCO New York Municipal
                                                          Income Fund II, PIMCO
                                                          Municipal Income Fund III,
                                                          PIMCO California Municipal
                                                          Income Fund III, PIMCO New
                                                          York Municipal Income Fund
                                                          III and Municipal Advantage
                                                          Fund, Inc.; Executive Vice
                                                          President, The Emerging
                                                          Markets Income Fund, Inc.,
                                                          The Emerging Markets Income
                                                          Fund II, Inc., The Emerging
                                                          Markets Floating Rate Fund,
                                                          Inc., Global Partners Income
                                                          Fund, Inc., Municipal
                                                          Partners Fund, Inc. and
                                                          Municipal Partners Fund II,
                                                          Inc.; Secretary, Fixed
                                                          Income Shares. Formerly,
                                                          Vice President and Clerk,
                                                          PIMCO Advisors Funds.


Mark V. McCray            Vice           Since            Executive Vice President,      N/A             N/A
840 Newport Center        President      inception        PIMCO; Vice President, PIMCO
Drive                                    (September,      Municipal Income Fund, PIMCO
Newport Beach, CA                        2002).           California Municipal Income
92660                                                     Fund, PIMCO New York
Age 34                                                    Municipal Income Fund,
                                                          PIMCO Municipal Income
                                                          Fund II, PIMCO California
                                                          Municipal Income Fund II,
                                                          PIMCO New York Municipal
                                                          Income Fund II, PIMCO
                                                          Municipal Income Fund
                                                          III, PIMCO California
                                                          Municipal Income Fund
                                                          III and PIMCO New York
                                                          Municipal Income Fund
                                                          III. Formerly, Vice
                                                          President and co-head of
                                                          municipal bond trading,
                                                          Goldman Sachs & Co.

     For interested Trustees and officers, positions held with affiliated persons or principal underwriters of the Fund are listed in the following table:

            (1)                                                         (2)

            Name                   Positions Held with Affiliated Persons or Principal Underwriters of the Fund

Stephen J. Treadway                                                 See above.
Brian S. Shlissel                                                   See above.
Lawrence Altadonna                                                  See above.
Newton B. Schott, Jr.                                               See above.
Mark V. McCray                                                      See above.

Committees of the Board of Trustees

     Audit Oversight Committee

     Provides oversight with respect to the internal and external accounting and auditing procedures of the Fund and, among other things, considers the selection of independent public accountants for the Fund and the scope of the audit, approves all significant services proposed to be performed by those accountants on behalf of the Fund, and considers other services provided by those accountants to the Fund, the Manager and PIMCO and the possible effect of those services on the independence of those accountants. Messrs. Belica and Connor serve on this committee.

     Nominating Committee

     Responsible for reviewing and recommending qualified candidates to the Board in the event that a position is vacated or created. The Nominating Committee will review and consider nominees recommended by shareholders to serve as Trustee, provided any such recommendation is submitted in writing to the Fund, c/o Newton B. Schott, Jr., Secretary, at the address of the principal executive offices of the Fund. The Nominating Committee has full discretion to reject nominees recommended by shareholders, and there is no assurance that any such person so recommended and considered by a committee will be nominated for election to the Board. Messrs. Belica and Connor serve on this committee.

     Valuation Committee

     Reviews procedures for the valuation of securities and periodically reviews information from the Manager and PIMCO regarding fair value and liquidity determination made pursuant to the Board-approved procedures, and makes related recommendations to the full Board and assists the full Board in resolving particular valuation matters. Messrs. Belica and Connor serve on this committee.

     Compensation Committee

     The Compensation Committee periodically reviews and sets compensation payable to the Trustees of the Fund who are not directors, officers, partners or employees of the Manager, PIMCO or any entity controlling, controlled by or under common control with the Manager or

PIMCO. Messrs. Belica and Connor serve on this committee.

Securities Ownership

     For each Trustee, the following table discloses the dollar range of equity securities beneficially owned by the Trustee in the Fund and, on an aggregate basis, in any registered investment companies overseen by the Trustee within the Fund's family of investment companies as of December 31, 2001:

                      (1)                                (2)                                (3)

                                                                      Aggregate Dollar Range of Equity Securities in
                                                   Dollar Range of     All Registered Investment Companies Overseen
                                                  Equity Securities    by Trustee in Family of Investment Companies
                                                     in the Fund
                Name of Trustee
Paul Belica                                             None.                     (greater than) $100,000

Robert E. Connor                                        None.                              None.

John J. Dalessandro II                                  None.                              None.

     For independent Trustees and their immediate family members, the following table provides information regarding each class of securities owned beneficially in an investment adviser or principal underwriter of the Fund, or a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment adviser or principal underwriter of the Fund as of December 31, 2001:

           (1)                    (2)                   (3)                    (4)                (5)              (6)

                             Name of Owners
                                  and
                             Relationships                                                     Value of
     Name of Trustee           to Trustee             Company             Title of Class      Securities     Percent of Class

Paul Belica                       None.                  -                      -                 -                 -
Robert E. Connor                  None.                  -                      -                 -                 -
John J. Dalessandro II            None.                  -                      -                 -                 -

     As of ______________, 2002, the Fund's officers and Trustees as a group owned less than 1% of the outstanding Common Shares.

     As of ___________, 2002, the following persons owned of record the number of Common Shares noted below, representing the indicated percentage of the Fund's outstanding shares as of such date.

                                                                                          Percentage of the Fund's
                                                                   Number of Common          outstanding shares
Shareholder                                                             Shares              as of ________, 2002
-----------                                                             ------              --------------------

Compensation

     Messrs. Belica, Connor and Dalessandro also serve as Trustees of PIMCO California Municipal Income Fund, PIMCO New York Municipal Income Fund, PIMCO Municipal Income Fund, PIMCO California Municipal Income Fund II, PIMCO New
York Municipal Income Fund II, PIMCO Municipal Income Fund II, PIMCO California Municipal Income Fund III and PIMCO Municipal Income Fund III (together with the Fund, the "Municipal Funds") and PIMCO Corporate Income Fund, nine closed-end funds for which the Manager serves as investment manager and PIMCO serves as portfolio manager. In addition to the Municipal Funds and PIMCO Corporate Income Fund, Mr. Belica is a director or trustee, as the case may be, of one open-end investment company (comprising two separate investment portfolios) advised by the Manager; and Mr. Connor is a director or trustee, as the case may be, of one open-end investment company (comprising two separate investment portfolios) and one closed-end investment company advised by the Manager. To the best of the Fund's knowledge, none of the Trustees has ever been a director, officer, or employee of, or a consultant to, the Manager, PIMCO, any one or more of the Underwriters or any one or more affiliates of any of the foregoing, except that Mr. Connor provides occasional editorial consulting services as an independent contractor to an administrative unit of Salomon Smith Barney Inc. As indicated above, certain of the officers of the Fund are affiliated with the Manager and/or PIMCO.

     The Municipal Funds and PIMCO Corporate Income Fund (together, the "PIMCO Closed-End Funds") are expected to hold joint meetings of their Boards of Trustees whenever possible. Each Trustee, other than any Trustee who is a director, officer, partner or employee of the Manager, PIMCO or any entity controlling, controlled by or under common control with the Manager or PIMCO, receives $20,000 for each joint meeting for the first four joint meetings in each year and $10,000 for each additional joint meeting in such year if the meetings are attended in person. Trustees receive $5,000 per joint meeting if the meetings are attended telephonically. Members of the Audit Oversight Committee will receive $5,000 per joint meeting of the PIMCO Closed-End Funds' Audit Oversight Committees if the meeting takes place on a day other than the day of a regularly scheduled Board meeting. Trustees will also be reimbursed for meeting-related expenses.

     The PIMCO Closed-End Funds will allocate the Trustees' compensation and other costs of their joint meetings pro rata based on each PIMCO Closed-End Fund's net assets, including assets attributable to any preferred shares.

     It is estimated that the Trustees will receive the amounts set forth in the following table from the Fund for its initial fiscal year ending September 30, 2003. For the calendar year ended December 31, 2001, the Trustees received the compensation set forth in the following table for serving as trustees of other funds in the "Fund Complex." Each officer and Trustee who is a director, officer, partner or employee of the Manager, PIMCO or any entity controlling, controlled by or under common control with the Manager or PIMCO serves without any compensation from the Fund.

               (1)                                (2)                                       (3)

                                    Aggregate Compensation from Fund   Total Compensation from Fund and Fund Complex
                                       for the Fiscal Year Ending      Paid to Trustees for the Calendar Year Ending
    Name of Person, Position              September 30, 2003*                       December 31, 2001**

Paul Belica                                     $12,000                                   $26,000
Robert E. Connor                                $12,000                                   $36,500
John J. Dalessandro II                          $12,000                                   $13,500

----------------

     * Since the Fund has not completed its first full fiscal year, compensation is estimated based upon future payments to be made by the Fund during the current fiscal year and upon estimated relative net assets of the PIMCO Closed-End Funds. The estimate is for the fiscal year ending September 30, 2003.

     ** In addition to the PIMCO Closed-End Funds, during the year ended December 31, 2001, Mr. Belica served as a Trustee of one open-end investment company (comprising two separate investment portfolios) advised by the Manager, and Mr. Connor served as a director or Trustee of one open-end investment company (comprising two separate investment portfolios) and one closed-end investment company advised by the Manager. These investment companies are considered to be in the same "Fund Complex" as the Fund.

     The Fund has no employees. Its officers are compensated by the Manager and/or PIMCO.

Codes of Ethics

     The Fund, the Manager and PIMCO have each adopted a separate code of ethics governing personal trading activities of, as applicable, all Trustees and officers of the Fund, and directors, officers and employees of the Manager and PIMCO, who, in connection with their regular functions, play a role in the recommendation of any purchase or sale of a security by the Fund or obtain information pertaining to such purchase or sale or who have the power to influence the management or policies of the Fund, the Manager or PIMCO, as applicable. Such persons are prohibited from effecting certain transactions, allowed to effect certain exempt transactions (including with respect to securities that may be purchased or held by the Fund), and are required to preclear certain security transactions with the applicable compliance officer or his designee and to report certain transactions on a regular basis. The Fund, the Manager and PIMCO have each developed procedures for administration of their respective codes. Text-only versions of the codes of ethics can be viewed online or downloaded from the EDGAR Database on the SEC's internet web site at www.sec.gov. You may also review and copy those documents by visiting the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-942-8090. In addition, copies of the codes of ethics may be obtained, after mailing the appropriate duplicating fee, by writing to the SEC's Public Reference Section, 450 5th Street, N.W., Washington, DC 20549-0102 or by e-mail request at publicinfo@sec.gov.

                    INVESTMENT MANAGER AND PORTFOLIO MANAGER

Investment Manager

     The Manager serves as investment manager to the Fund pursuant to an investment management agreement (the "Investment Management Agreement") between it and the Fund. The Manager, a Delaware limited liability company organized in 2000, is wholly-owned by PIMCO Advisors Retail Holdings LLC (formerly known as PIMCO Advisory Services Holdings LLC), a wholly-owned subsidiary of Allianz Dresdner Asset Management of America L.P. ("ADAM of America", formerly PIMCO Advisors, L.P.). ADAM of America was organized as a limited partnership under Delaware law in 1987. ADAM of America's sole general partner is Allianz Paclife Partners LLC. Allianz Paclife Partners LLC is a Delaware limited liability company with two members, ADAM U.S. Holding LLC, a Delaware limited liability company, and Pacific Asset Management LLC, a Delaware limited liability company. ADAM U.S. Holdings LLC is a wholly-owned subsidiary of Allianz Dresdner Asset Management of America LLC, a wholly-owned subsidiary of Allianz of America, Inc., which is a wholly-owned subsidiary of Allianz AG. Pacific Asset Management LLC is a wholly-owned subsidiary of Pacific Life Insurance Company ("Pacific Life"), which is a wholly-owned subsidiary of Pacific Mutual Holding Company. Pacific Mutual Holding Company is a Newport Beach, California-based insurance holding company. Pacific Life Insurance Company's address is 700 Newport Center Drive, Newport Beach, California.

     The general partner of ADAM of America has substantially delegated its management and control of ADAM of America to an Executive Committee. The Executive Committee of ADAM of America is comprised of Udo Frank, William S. Thompson, Jr. and Marcus Riess.

     The Manager is located at 1345 Avenue of the Americas, New York, New York 10105. As of ________, 2002, the Manager had approximately $___ billion in assets under management. As of ________, 2002, ADAM of America and its subsidiary partnerships had approximately $___ billion in assets under management.

     Allianz of America has entered into a put/call arrangement for the possible disposition of Pacific Life's indirect interest in the Manager. The put option held by Pacific Life will allow it to require Allianz of America, on the last business day of each calendar quarter following May 5, 2000, to purchase at a formula-based price all units of the Manager owned directly or indirectly by Pacific Life. The call option held by Allianz of America will allow it, beginning January 31, 2003 or upon a change in control of Pacific Life, to require Pacific Life to sell or cause to be sold to Allianz of America, at the same formula-based price, all units of the Manager owned directly or indirectly by Pacific Life.

     As of the date of this Statement of Additional Information, significant institutional shareholders of Allianz AG currently include Munchener Ruckversicherungs-Gesellschaft AG ("Munich Re") and HypoVereinsbank. Allianz AG in turn owns more than 95% of Dresdner Bank AG. Credit Lyonnais, Munich Re and HypoVereinsbank, as well as certain broker-dealers that might be controlled by or affiliated with these entities or Dresdner Bank AG, such as Dresdner Klienwort Benson North America LLC may be considered to be affiliated persons of the Manager and PIMCO. (Broker-dealer affiliates of such significant institutional shareholders are sometimes referred to herein as "Affiliated Brokers.") Absent an SEC exemption or other relief, the Fund generally is precluded from effecting principal transactions with the Affiliated Brokers, and its ability to purchase securities being underwritten by an Affiliated Broker or a syndicate including an Affiliated Broker is subject to restrictions. Similarly, the Fund's ability to utilize the Affiliated Brokers for agency transactions is subject to the restrictions of Rule 17e-1 under the 1940 Act. PIMCO does not believe that the restrictions on transactions with the Affiliated Brokers described above will materially adversely affect its ability to provide services to the Fund, the Fund's ability to take advantage of market opportunities, or the Fund's overall performance.

     Allianz AG's address is Koniginstrasse 28, D-80802, Munich, Germany. Pacific Life's address is 700 Newport Center Drive, Newport Beach, CA 92660.

     The Manager, subject to the supervision of the Board of Trustees, is responsible for managing, either directly or through others selected by the Manager, the investments of the Fund. The Manager also furnishes to the Board of Trustees periodic reports on the investment performance of the Fund. As more fully discussed below, the Manager has retained PIMCO, its affiliate, to serve as the Fund's portfolio manager.

     Under the terms of the Investment Management Agreement, subject to such policies as the Trustees of the Fund may determine, the Manager, at its expense, will furnish continuously an investment program for the Fund and will make investment decisions on behalf of the Fund and place all orders for the purchase and sale of portfolio securities subject always to the Fund's investment objective, policies and restrictions; provided that, so long as PIMCO serves as the portfolio manager for the Fund, the Manager's obligation under the Investment Management Agreement with respect to the Fund is, subject always to the control of the Trustees, to determine and review with PIMCO the investment policies of the Fund.

     Subject to the control of the Trustees, the Manager also manages, supervises and conducts the other affairs and business of the Fund, furnishes office space and equipment, provides bookkeeping and certain clerical services (excluding determination of the net asset value of the Fund, shareholder accounting services and the accounting services for the Fund) and pays all salaries, fees and expenses of officers and Trustees of the Fund who are affiliated with the Manager. As indicated under "Portfolio Transactions--Brokerage and Research Services," the Fund's portfolio transactions may be placed with broker-dealers which furnish the Manager and PIMCO, without cost, certain research, statistical and quotation services of value to them or their respective affiliates in advising the Fund or their other clients. In so doing, the Fund may incur greater brokerage commissions and other transactions costs than it might otherwise pay.

     Pursuant to the Investment Management Agreement, the Fund has agreed to pay the Manager an annual management fee, payable on a monthly basis, at the annual rate of 0.65% of the Fund's average daily net assets (including net assets attributable to Preferred Shares) for the services and facilities it provides. All fees and expenses are accrued daily and deducted before payment of dividends to investors.

     From the commencement of the Fund's operations through October 31, 2009, the Manager has contractually agreed to waive a portion of the management fees it is entitled to receive from the Fund in the amounts, and for the time periods, set forth below:

                                                     Percentage Waived                 Percentage Waived
                                               (contractual annual rate as a    (annual rate as a percentage of
Period Ending October 31                      percentage of average daily net       average daily net assets
------------------------                       assets attributable to Common    attributable to Common Shares -
                                              Shares - assuming no Preferred        assuming the issuance of
                                             Shares are issued or outstanding)        Preferred Shares)(2)
                                             ------------------------------------------------------------------
 2003(1) ...................................               0.15%                             0.24%
 2004 ......................................               0.15%                             0.24%
 2005 ......................................               0.15%                             0.24%
 2006 ......................................               0.15%                             0.24%
 2007 ......................................               0.15%                             0.24%
 2008 ......................................               0.10%                             0.16%
 2009 ......................................               0.05%                             0.08%

--------------
(1)  From the commencement of the Fund's operations.
(2) Assumes the issuance of Preferred Shares in an amount equal to 38% of the Fund's capital (after their issuance).

     The Manager has not agreed to waive any portion of its fees beyond October 31, 2009.

     Except as otherwise described in the Prospectus, the Fund pays, in addition to the investment management fee described above, all expenses not assumed by the Manager, including, without limitation, fees and expenses of Trustees who are not "interested persons" of the Manager or the Fund, interest charges, taxes, brokerage commissions, expenses of issue of shares, fees and expenses of registering and qualifying the Fund and its classes of shares for distribution under federal and state laws and regulations, charges of custodians, auditing and legal expenses, expenses of determining net asset value of the Fund, reports to shareholders, expenses of meetings of shareholders, expenses of printing and mailing prospectuses, proxy statements and proxies to existing shareholders, and its proportionate share of insurance premiums and professional association dues or assessments. The Fund is also responsible for such nonrecurring expenses as may arise, including litigation in which the Fund may be a party, and other expenses as determined by the Trustees. The Fund may have an obligation to indemnify its officers and Trustees with respect to such litigation.

Portfolio Manager

     PIMCO serves as portfolio manager for the Fund pursuant to a portfolio management agreement (the "Portfolio Management Agreement") between PIMCO and the Manager. Under the Portfolio Management Agreement, subject always to the control of the Trustees and the supervision of the Manager, PIMCO's obligation is to furnish continuously an investment program for the Fund, to make investment decisions on behalf of the Fund and to place all orders for the purchase and sale of portfolio securities and all other investments for the Fund.

     Under the Portfolio Management Agreement, the Manager pays a portion of the fees it receives from the Fund to PIMCO in return for PIMCO's services, at the maximum annual rate of 0.50% of the Fund's average daily net assets (including assets attributable to the Preferred Shares). PIMCO has contractually agreed to waive a portion of the fee it is entitled to receive from the Manager such that PIMCO will receive 0.26% of the Fund's average daily net assets from the commencement of Fund operations through October 31, 2007 (i.e., roughly the first 5 years of Fund operations), 0.40% of average daily net assets in year 6, 0.45% in year 7 and 0.50% in each year thereafter.

     Originally organized in 1971, reorganized as a Delaware general partnership in 1994 and reorganized as a Delaware limited liability company in 2000, PIMCO provides investment management and advisory services to private accounts of institutional and individual clients and to mutual funds. The membership interests of PIMCO as of ____________. 2002, were held ___% by ADAM of America and ___% by the managing directors of PIMCO. As of _____________, 2002, PIMCO had approximately $___ billion in assets under management. PIMCO is located at 840 Newport Center Drive, Newport Beach, California 92660.

     Certain Terms of the Investment Management Agreement and Portfolio Management Agreement. The Investment Management Agreement and the Portfolio Management Agreement were each approved by the Trustees of the Fund (including all of the Trustees who are not "interested persons" of the Manager or PIMCO). The Investment Management Agreement and Portfolio Management Agreement will each continue in force with respect to the Fund for two years from their respective dates, and from year to year thereafter, but only so long as their continuance is approved at least annually by (i) vote, cast in person at a meeting called for that purpose, of a majority of those Trustees who are not "interested persons" of the Manager, PIMCO or the Fund, and by (ii) the majority vote of either the full Board of Trustees or the vote of a majority of the outstanding shares of all classes of the Fund. Each of the Investment Management Agreement and Portfolio Management Agreement automatically terminates on assignment. The Investment Management Agreement may be terminated on not less than 60 days' notice by the Manager to the Fund or by the Fund to the Manager. The Portfolio Management Agreement may be terminated on not less than 60 days' notice by the Manager to PIMCO or by PIMCO to the Manager, or by the Fund at any time by notice to the Manager and PIMCO.

     The Investment Management Agreement and the Portfolio Management Agreement each provide that the Manager or PIMCO, as applicable, shall not be subject to any liability in connection with the performance of its services thereunder in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.

     Basis for Approval of the Investment Management Agreement and Portfolio Management Agreement. In determining to approve the Investment Management Agreement and the Portfolio Management Agreement, the Trustees met with the relevant investment advisory personnel from the Manager and PIMCO and considered information relating to the education, experience and number of investment professionals and other personnel who would provide services under the applicable agreement. See "Management of the Fund" in the Prospectus and this Statement of Additional Information. The Trustees also took into account the time and attention to be devoted by senior management to the Fund and the other funds in the complex. The Trustees evaluated the level of skill required to manage the Fund and concluded that the human resources to be available at the Manager and PIMCO were appropriate to fulfill effectively the duties of the Manager and PIMCO on behalf of the Fund under the applicable agreement. The Trustees also considered the business reputation of the Manager and PIMCO, their financial resources and professional liability insurance coverage and concluded that they would be able to meet any reasonably foreseeable obligations under the applicable agreement.

     The Trustees received information concerning the investment philosophy and investment process to be applied by PIMCO in managing the Fund. In this connection, the Trustees considered PIMCO's in-house research capabilities as well as other resources available to PIMCO's personnel, including research services available to PIMCO as a result of securities transactions effected for the Fund and other investment advisory clients. The Trustees concluded that PIMCO's investment process, research capabilities and philosophy were well suited to the Fund, given the Fund's investment objective and policies.

     The Trustees considered the scope of the services provided by the Manager and PIMCO to the Fund under the Investment Management Agreement and Portfolio Management Agreement, respectively, relative to services provided by third parties to other mutual funds. The Trustees noted that the Manager's and PIMCO's standard of care was comparable to that found in most investment company advisory agreements. See "--Certain Terms of the Investment Management Agreement and the Portfolio Management Agreement" above. The Trustees concluded that the scope of the Manager's and PIMCO's services to be provided to the Fund was consistent with the Fund's operational requirements, including, in addition to its investment objective, compliance with the Fund's investment restrictions, tax and reporting requirements and related shareholder services.

     The Trustees considered the quality of the services to be provided by the Manager and PIMCO to the Fund. The Trustees also evaluated the procedures of the Manager and PIMCO designed to fulfill the their fiduciary duty to the Fund with respect to possible conflicts of interest, including their codes of ethics (regulating the personal trading of their officers and employees) (see "Management of the Fund--Code of Ethics" above), the procedures by which PIMCO allocates trades among its various investment advisory clients, the integrity of the systems in place to ensure compliance with the foregoing and the record of PIMCO in these matters. The Trustees also received information concerning standards of the Manager and PIMCO with respect to the execution of portfolio transactions. See "Portfolio Transactions" below.

     In approving the agreements, the Trustees also gave substantial consideration to the fees payable under the agreements. The Trustees reviewed information concerning fees paid to investment advisers of similar municipal bond funds. The Trustees also considered the fees of the Fund as a percentage of assets at different asset levels and possible economies of scale to the Manager. The Trustees evaluated the Manager's profitability with respect to the Fund, concluding that such profitability was not inconsistent with levels of profitability that had been determined by courts not to be "excessive." In evaluating the Fund's advisory fees, the Trustees also took into account the complexity of investment management for the Fund relative to other types of funds. The Trustees concluded that, generally, municipal bond funds require greater intensity of research and trading acumen than more diversified funds.

                             PORTFOLIO TRANSACTIONS

Investment Decisions and Portfolio Transactions

         Investment decisions for the Fund and for the other investment advisory clients of the Manager and PIMCO are made with a view to achieving their respective investment objectives. Investment decisions are the product of many factors in addition to basic suitability for the particular client involved (including the Fund). Some securities considered for investments by the Fund may also be appropriate for other clients served by the Manager and PIMCO. Thus, a particular security may be bought or sold for certain clients even though it could have been bought or sold for other clients at the same time. If a purchase or sale of securities consistent with the investment policies of the Fund and one or more of these clients served by the Manager or PIMCO is considered at or about the same time, transactions in such securities will be allocated among the Fund and clients in a manner deemed fair and reasonable by the Manager or PIMCO, as applicable. The Manager or PIMCO may aggregate orders for the Fund with simultaneous transactions entered into on behalf of its other clients so long as price and transaction expenses are averaged either for that transaction or for the day. Likewise, a particular security may be bought for one or more clients when one or more clients are selling the security. In some instances, one client may sell a particular security to another client. It also sometimes happens that two or more clients simultaneously purchase or sell the same security, in which event each day's transactions in such security are, insofar as possible, averaged as to price and allocated between such clients in a manner which the Manager or PIMCO believes is equitable to each and in accordance with the amount being purchased or sold by each. There may be circumstances when purchases or sales of portfolio securities for one or more clients will have an adverse effect on other clients.

Brokerage and Research Services

     There is generally no stated commission in the case of debt securities, which are traded in the over-the-counter markets, but the price paid by the Fund usually includes an undisclosed dealer commission or mark-up. In underwritten offerings, the price paid by the Fund includes a disclosed, fixed commission or discount retained by the underwriter or dealer. Transactions on U.S. stock exchanges and other agency transactions involve the payment by the Fund of negotiated brokerage commissions. Such commissions vary among different brokers. Also, a particular broker may charge different commissions according to such factors as the difficulty and size of the transaction.

     Subject to the supervision of the Manager, PIMCO places all orders for the purchase and sale of portfolio securities, options, futures contracts and other instruments for the Fund and buys and sells such securities, options, futures and other instruments for the Fund through a substantial number of brokers and dealers. In so doing, PIMCO uses its best efforts to obtain for the Fund the most favorable price and execution available, except to the extent it may be permitted to pay higher brokerage commissions as described below. In seeking the most favorable price and execution, PIMCO, having in mind the Fund's best interests, considers all factors it deems relevant, including, by way of illustration, price, the size of the transaction, the nature of the market for the security, the amount of the commission, the timing of the transaction taking into account market prices and trends, the reputation, experience and financial stability of the broker-dealer involved and the quality of service rendered by the broker-dealer in other transactions.

     Subject to the supervision of the Manager, PIMCO places orders for the purchase and sale of portfolio investments for the Fund's account with brokers or dealers selected by it in its discretion. In effecting purchases and sales of portfolio securities for the account of the Fund, PIMCO will seek the best price and execution of the Fund's orders. In doing so, the Fund may pay higher commission rates than the lowest available when PIMCO believes it is reasonable to do so in light of the value of the brokerage and research services provided by the broker effecting the transaction, as discussed below.

     It has for many years been a common practice in the investment advisory business for advisers of investment companies and other institutional investors to receive research services from broker-dealers which execute portfolio transactions for the clients of such advisers. Consistent with this practice, PIMCO may receive research services from many broker-dealers with which PIMCO places the Fund's portfolio transactions. PIMCO may also receive research or research credits from brokers which are generated from underwriting commissions when purchasing new issues of debt securities or other assets for the Fund. These services, which in some cases may also be purchased for cash, include such matters as general economic and security market reviews, industry and company reviews, evaluations of securities and recommendations as to the purchase and sale of securities. Some of these services are of value to PIMCO in advising various of its clients (including the Fund), although not all of these services are necessarily useful and of value in managing the Fund. Neither the management fee paid by the Fund to the Manager nor the portfolio management fee paid by the Manager to PIMCO is reduced because PIMCO and its affiliates receive such services.

     As permitted by Section 28(e) of the Securities Exchange Act of 1934, PIMCO may cause the Fund to pay a broker-dealer which provides "brokerage and research services" (as defined in such Act) to PIMCO an amount of disclosed commission for effecting a securities transaction for the Fund in excess of the commission which another broker-dealer would have charged for effecting that transaction.

     The Fund may use broker-dealers that are affiliates (or affiliates of affiliates) of the Fund, the Manager and/or PIMCO, subject to certain restrictions discussed above under "Investment Manager and Portfolio Manager--Investment Advisor."

     References to PIMCO in this section would apply equally to the Manager if the Manager were to assume portfolio management responsibilities for the Fund and place orders for the purchase and sale of the Fund's portfolio investments.

                                  DISTRIBUTIONS

     See "Description of APS--Dividends" and "Description of capital structure" in the Prospectus for information relating to distributions made to Fund shareholders.

     For tax purposes, the Fund is currently required to allocate net capital gain and other taxable income, if any, between and among the Common Shares, the Series A Preferred Shares and the Series B Preferred Shares, in proportion to total distributions paid to each class for the year in which such net capital gain or other taxable income is realized.

     While any Preferred Shares are outstanding, the Fund may not declare any cash dividend or other distribution on its Common Shares unless at the time of such declaration (1) all accumulated dividends on the Preferred Shares have been paid and (2) the net asset value of the Fund's portfolio (determined after deducting the amount of such dividend or other distribution) is at least 200% of the liquidation value of any outstanding Preferred Shares. This latter limitation on the Fund's ability to make distributions on its Common Shares could cause the

Fund to incur income and excise tax and, under certain circumstances, impair the ability of the Fund to maintain its qualification for taxation as a regulated investment company. See "Tax Matters."

     The Board of Trustees has declared a dividend of $________ per common share payable on _____________, 2002.

                              DESCRIPTION OF SHARES

Common Shares

     The Declaration authorizes the issuance of an unlimited number of Common Shares. The Common Shares currently outstanding have been issued with a par value of $0.00001 per share. All Common Shares have equal rights as to the payment of dividends and the distribution of assets upon liquidation of the Fund. The Common Shares currently outstanding have been fully paid and, subject to matters discussed in "Anti-Takeover and Other Provisions in the Declaration of Trust--Shareholder Liability" below, non-assessable, and will have no pre-emptive or conversion rights or rights to cumulative voting. At any time when the Preferred Shares are outstanding, Common Shareholders will not be entitled to receive any distributions from the Fund unless all accrued dividends on Preferred Shares have been paid, and unless asset coverage (as defined in the 1940 Act) with respect to Preferred Shares would be at least 200% after giving effect to such distributions. See "Description of APS--Dividends--Restrictions on Dividends and Other Payments" and "Description of capital structure" in the Prospectus.

     The Common Shares are listed on the New York Stock Exchange, subject to notice of issuance. The Fund intends to hold annual meetings of shareholders so long as the Common Shares are listed on a national securities exchange and such meetings are required as a condition to such listing.

     Shares of closed-end investment companies may frequently trade at prices lower than net asset value. Shares of closed-end investment companies like the Fund that invest predominantly in investment grade Municipal Bonds have during some periods traded at prices higher than net asset value and during other periods traded at prices lower than net asset value. There can be no assurance that Common Shares or shares of other municipal funds will trade at a price higher than net asset value in the future. Net asset value generally increases when interest rates decline, and decreases when interest rates rise, and these changes are likely to be greater in the case of a fund, such as the Fund, having a leveraged capital structure. Whether investors realize gains or losses upon the sale of Common Shares does not depend upon the Fund's net asset value but depends entirely upon whether the market price of the Common Shares at the time of sale is above or below the original purchase price for the shares. Since the market price of the Common Shares is determined by factors beyond the control of the Fund, the Fund cannot predict whether the Common Shares will trade at, below, or above net asset value or at, below or above the initial public offering price. Accordingly, the Common Shares are designed primarily for long-term investors, and investors in the Common Shares should not view the Fund as a vehicle for trading purposes.

Preferred Shares

     See "Description of APS" and "Description of capital structure" in the Prospectus for information relating to the Preferred Shares.

ANTI-TAKEOVER AND OTHER PROVISIONS IN THE DECLARATION OF TRUST

Shareholder Liability

     Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Fund. However, the Declaration contains an express disclaimer of shareholder liability for acts or obligations of the Fund and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Fund or the Trustees. The Declaration also provides for indemnification out of the Fund's property for all loss and expense of any shareholder held personally liable on account of being or having been a shareholder. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which such disclaimer is inoperative or the Fund is unable to meet its obligations, and thus should be considered remote.

Anti-Takeover Provisions

     As described below, the Declaration includes provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund or to change the composition of its Board of Trustees, and could have the effect of depriving shareholders of opportunities to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund.

     The Fund's Trustees are divided into three classes (Class I, Class II and Class III), having initial terms of one, two and three years, respectively. At each annual meeting of shareholders, the term of one class will expire and each Trustee elected to that class will hold office for a term of three years. The classification of the Board of Trustees in this manner could delay for an additional year the replacement of a majority of the Board of Trustees. In addition, the Declaration provides that a Trustee may be removed only for cause and only (i) by action of at least seventy-five percent (75%) of the outstanding shares of the classes or series of shares entitled to vote for the election of such Trustee, or (ii) by at least seventy-five percent (75%) of the remaining Trustees.

     Except as provided in the next paragraph, the affirmative vote or consent of at least seventy-five percent (75%) of the Board of Trustees and at least seventy-five percent (75%) of the shares of the Fund outstanding and entitled to vote thereon are required to authorize any of the following transactions (each a "Material Transaction"): (1) a merger, consolidation or share exchange of the Fund or any series or class of shares of the Fund with or into any other person or company, or of any such person or company with or into the Fund or any such series or class of shares; (2) the issuance or transfer by the Fund or any series or class of shares (in one or a series of transactions in any twelve-month period) of any securities of the Fund or such series or class to any other person or entity for cash, securities or other property (or combination thereof) having an aggregate fair market value of $1,000,000 or more, excluding sales of securities of the Fund or such series or class in connection with a public offering, issuances of securities of the

Fund or such series or class pursuant to a dividend reinvestment plan adopted by the Fund and issuances of securities of the Fund or such series or class upon the exercise of any stock subscription rights distributed by the Fund; or (3) a sale, lease, exchange, mortgage, pledge, transfer or other disposition by the Fund or any series or class of shares (in one or a series of transactions in any twelve-month period) to or with any person of any assets of the Fund or such series or class having an aggregate fair market value of $1,000,000 or more, except for transactions in securities effected by the Fund or such series or class in the ordinary course of its business. The same affirmative votes are required with respect to any shareholder proposal as to specific investment decisions made or to be made with respect to the Fund's assets or the assets of any series or class of shares of the Fund.

     Notwithstanding the approval requirements specified in the preceding paragraph, the Declaration requires no vote or consent of the Fund's shareholders to authorize a Material Transaction if the transaction is approved by a vote of both a majority of the Board of Trustees and seventy-five percent (75%) of the Continuing Trustees (as defined below), so long as all other conditions and requirements, if any, provided for in the Amended By-Laws and applicable law (including any shareholder voting rights under the 1940 Act) have been satisfied.

     In addition, the Declaration provides that the Fund may be terminated at any time by vote or consent of at least seventy-five percent (75%) of the Fund's shares or, alternatively, by vote or consent of both a majority of the Board of Trustees and seventy-five percent (75%) of the Continuing Trustees (as defined below).

     In certain circumstances, the Declaration also imposes shareholder voting requirements that are more demanding than those required under the 1940 Act in order to authorize a conversion of the Fund from a closed-end to an open-end investment company. See "Repurchase of Common Shares; Conversion to Open-End Fund" below.

     As noted, the voting provisions described above could have the effect of depriving Common Shareholders of an opportunity to sell their Common Shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund in a tender offer or similar transaction. In the view of the Fund's Board of Trustees, however, these provisions offer several possible advantages, including: (1) requiring persons seeking control of the Fund to negotiate with its management regarding the price to be paid for the amount of Common Shares required to obtain control; (2) promoting continuity and stability; and (3) enhancing the Fund's ability to pursue long-term strategies that are consistent with its investment objective and management policies. The Board of Trustees has determined that the voting requirements described above, which are generally greater than the minimum requirements under the 1940 Act, are in the best interests of the Common Shareholders generally.

     A "Continuing Trustee," as used in the discussion above, is any member of the Fund's Board of Trustees who either (i) has been a member of the Board for a period of at least thirty-six months (or since the commencement of the Fund's operations, if less than thirty-six months) or (ii) was nominated to serve as a member of the Board of Trustees by a majority of the Continuing Trustees then members of the Board.

     The foregoing is intended only as a summary and is qualified in its entirety by reference to the full text of the Declaration and the Amended By-Laws, both of which have been filed as exhibits to the Fund's registration statement on file with the SEC.

Liability of Trustees

     The Declaration provides that the obligations of the Fund are not binding upon the Trustees of the Fund individually, but only upon the assets and property of the Fund, and that the Trustees shall not be liable for errors of judgment or mistakes of fact or law. Nothing in the Declaration, however, protects a Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

             REPURCHASE OF FUND SHARES; CONVERSION TO OPEN-END FUND

     The Fund is a closed-end investment company and as such its shareholders will not have the right to cause the Fund to redeem their shares. Instead, the Common Shares will trade in the open market at a price that will be a function of several factors, including dividend levels (which are in turn affected by expenses), net asset value, call protection, price, dividend stability, relative demand for and supply of such shares in the market, general market and economic conditions and other factors. Shares of a closed-end investment company may frequently trade at prices lower than net asset value. The Fund's Board of Trustees regularly monitors the relationship between the market price and net asset value of the Common Shares. If the Common Shares were to trade at a substantial discount to net asset value for an extended period of time, the Board may consider the repurchase of its Common Shares on the open market or in private transactions, or the making of a tender offer for such shares. There can be no assurance, however, that the Board of Trustees will decide to take or propose any of these actions, or that share repurchases or tender offers, if undertaken, will reduce market discount. The Fund has no present intention to repurchase its Common Shares and would do so only in the circumstances described in this section.

     Notwithstanding the foregoing, at any time when the Preferred Shares are outstanding, the Fund may not purchase, redeem or otherwise acquire any of its Common Shares unless (1) all accrued dividends on Preferred Shares have been paid and (2) at the time of such purchase, redemption or acquisition, the net asset value of the Fund's portfolio (determined after deducting the acquisition price of the Common Shares) is at least 200% of the liquidation value of the outstanding Preferred Shares (expected to equal the original purchase price per share plus any accrued and unpaid dividends thereon).

     Subject to its investment limitations, the Fund may borrow to finance the repurchase of shares or to make a tender offer. Interest on any borrowings to finance share repurchase transactions or the accumulation of cash by the Fund in anticipation of share repurchases or tenders will reduce the Fund's net income. Any share repurchase, tender offer or borrowing that might be approved by the Board of Trustees would have to comply with the Securities Exchange Act of 1934, as amended, and the 1940 Act and the rules and regulations thereunder.

     The Fund's Board of Trustees may also from time to time consider submitting to the holders of the shares of beneficial interest of the Fund a proposal to convert the Fund to an open-end investment company. In determining whether to exercise its sole discretion to submit this issue to shareholders, the Board of Trustees would consider all factors then relevant, including the relationship of the market price of the Common Shares to net asset value, the extent to which the Fund's capital structure is leveraged and the possibility of re-leveraging, the spread, if any, between the yields on securities in the Fund's portfolio and interest and dividend charges on Preferred Shares issued by the Fund and general market and economic conditions.

     The Declaration requires the affirmative vote or consent of holders of at least seventy-five percent (75%) of each class of the Fund's shares entitled to vote on the matter to authorize a conversion of the Fund from a closed-end to an open-end investment company, unless the conversion is authorized by both a majority of the Board of Trustees and seventy-five percent (75%) of the Continuing Trustees (as defined above under "Anti-Takeover and Other Provisions in the Declaration of Trust--Anti-Takeover Provisions"). This seventy-five percent (75%) shareholder approval requirement is higher than is required under the 1940 Act. In the event that a conversion is approved by the Trustees and the Continuing Trustees as described above, the minimum shareholder vote required under the 1940 Act would be necessary to authorize the conversion. Currently, the 1940 Act would require approval of the holders of a "majority of the outstanding" Common Shares and, if issued, Preferred Shares voting together as a single class, and the holders of a "majority of the outstanding" Preferred Shares voting as a separate class, in order to authorize a conversion.

     If the Fund converted to an open-end company, it would be required to redeem all Preferred Shares then outstanding (requiring in turn that it liquidate a portion of its investment portfolio), and the Common Shares likely would no longer be listed on the New York Stock Exchange. Shareholders of an open-end investment company may require the company to redeem their shares on any business day (except in certain circumstances as authorized by or under the 1940 Act) at their net asset value, less such redemption charge, if any, as might be in effect at the time of redemption. In order to avoid maintaining large cash positions or liquidating favorable investments to meet redemptions, open-end companies typically engage in a continuous offering of their shares. Open-end companies are thus subject to periodic asset in-flows and out-flows that can complicate portfolio management.

     The repurchase by the Fund of its shares at prices below net asset value will result in an increase in the net asset value of those shares that remain outstanding. However, there can be no assurance that share repurchases or tenders at or below net asset value will result in the Fund's shares trading at a price equal to their net asset value. Nevertheless, the fact that the Fund's shares may be the subject of repurchase or tender offers at net asset value from time to time, or that the Fund may be converted to an open-end company, may reduce any spread between market price and net asset value that might otherwise exist.

     In addition, a purchase by the Fund of the Common Shares will decrease the Fund's total assets. This would likely have the effect of increasing the Fund's expense ratio. Any purchase by the Fund of the Common Shares at a time when Preferred Shares are outstanding will increase the leverage applicable to the outstanding Common Shares then remaining. See the Prospectus under "Risks--Leverage Risk."

     Before deciding whether to take any action if the Common Shares trade below net asset value, the Board of Trustees would consider all relevant factors, including the extent and duration of the discount, the liquidity of the Fund's portfolio, the impact of any action that might be taken on the Fund or its shareholders and market considerations. Based on these considerations, even if the Fund's shares should trade at a discount, the Board of Trustees may determine that, in the interest of the Fund and its shareholders, no action should be taken.

                                   TAX MATTERS

     Taxation of the Fund. The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Code. In order to qualify for the special tax treatment accorded regulated investment companies and their shareholders, the Fund must, among other things:

     (a) derive at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, and gains from the sale of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies;

     (b) distribute with respect to each taxable year at least 90% of the sum of its net tax-exempt income, taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses for such year; and

     (c) diversify its holdings so that, at the end of each quarter of the Fund's taxable year, (i) at least 50% of the market value of the Fund's total assets is represented by cash and cash items, U.S. government securities, securities of other regulated investment companies, and other securities limited in respect of any one issuer to a value not greater than 5% of the value of the Fund's total assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund's total assets is invested in the securities (other than those of the U.S. government or other regulated investment companies) of any one issuer or of two or more issuers which the Fund controls and which are engaged in the same, similar, or related trades or businesses.

If the Fund qualifies as a regulated investment company that is accorded special tax treatment, the Fund will not be subject to federal income tax on income distributed in a timely manner to its shareholders in the form of dividends (including Capital Gain Dividends, as defined below).

     If the Fund failed to qualify as a regulated investment company accorded special tax treatment in any taxable year, the Fund would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary income. Such distributions generally would be eligible for the dividends received deduction in the case of corporate shareholders. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company that is accorded special tax treatment.

     The Fund intends to distribute at least annually to its shareholders all or substantially all of its net tax-exempt interest and any investment company taxable income, and may distribute its net capital gain. The Fund may also retain for investment its net capital gain. If the Fund does retain any net capital gain or any investment company taxable income, it will be subject to tax at regular corporate rates on the amount retained. If the Fund retains any net capital gain, it may designate the retained amount as undistributed capital gains in a notice to its shareholders who, if subject to federal income tax on long-term capital gains, (i) will be required to include in income for federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by the Fund on such undistributed amount against their federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. For federal income tax purposes, the tax basis of shares owned by a shareholder of the Fund will be increased by an amount equal under current law to the difference between the amount of undistributed capital gains included in the shareholder's gross income and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence.

         Treasury regulations permit a regulated investment company, in determining its investment company taxable income and net capital gain, to elect to treat all or part of any net capital loss, any net long-term capital loss or any net foreign currency loss incurred after October 31 as if it had been incurred in the succeeding year.

         If the Fund fails to distribute in a calendar year at least an amount equal to the sum of 98% of its ordinary income for such year and 98% of its capital gain net income for the one-year period ending October 31 of such year, plus any retained amount from the prior year, the Fund will be subject to a 4% excise tax on the undistributed amounts. For these purposes, the Fund will be treated as having distributed any amount for which it is subject to income tax. A dividend paid to shareholders in January of a year generally is deemed to have been paid by the Fund on December 31 of the preceding year, if the dividend was declared and payable to shareholders of record on a date in October, November or December of that preceding year. The Fund intends generally to make distributions sufficient to avoid imposition of the 4% excise tax.

         Fund Distributions. Distributions from the Fund (other than exempt-interest dividends, as discussed below) will be taxable to shareholders as ordinary income to the extent derived from investment income and net short-term capital gains. Distributions of net capital gains (that is, the excess of net gains from the sale of capital assets held more than one year over net losses from the sale of capital assets held for not more than one year) properly designated as capital gain dividends ("Capital Gain Dividends") will be taxable to shareholders as long-term gain, regardless of how long a shareholder has held the shares in the Fund.

         The Fund's expenses attributable to earning tax-exempt income (including the interest on any indebtedness incurred or continued to purchase or carry tax-exempt bonds) do not reduce its current earnings and profits; therefore, distributions in excess of the sum of the Fund's net tax-exempt and taxable income may be treated as taxable dividends to the extent of the Fund's remaining earnings and profits (which provides the measure of the Fund's dividend-paying capacity for tax purposes). Distributions in excess of the sum of the Fund's net tax-exempt and taxable income could occur, for example, if the Fund's book income exceeded the sum of its net tax-exempt and taxable income. Differences in the Fund's book income and its net tax-exempt and taxable income may arise from certain of the Fund's hedging and investment activities. See "--Hedging Transactions" below.

         Exempt-interest dividends. The Fund will be qualified to pay exempt-interest dividends to its shareholders only if, at the close of each quarter of the Fund's taxable year, at least 50% of the total value of the Fund's assets consists of obligations the interest on which is exempt from federal income tax under Code Section 103(a). Distributions that the Fund properly designates as exempt-interest dividends are treated as interest excludable from shareholders' gross income for federal income tax purposes but may be taxable for federal alternative minimum tax ("AMT") purposes and for state and local purposes. See "New York Tax Matters." Because the Fund intends to qualify to pay exempt-interest dividends, the Fund may be limited in its ability to enter into taxable transactions involving forward commitments, repurchase agreements, financial futures and options contracts on financial futures, tax-exempt bond indexes and other assets.

         The receipt of exempt-interest dividends may affect the portion, if any, of a person's Social Security and Railroad Retirement benefits that will be includable in gross income subject to federal income tax. Up to 85% of Social Security and Railroad Retirement benefits may be included in gross income in cases where the recipient's combined income, consisting of adjusted gross income (with certain adjustments), tax-exempt interest income and one-half of any Social Security and Railroad Retirement benefits, exceeds an adjusted base amount ($34,000 for a single individual and $44,000 for individuals filing a joint return). Shareholders receiving Social Security or Railroad Retirement benefits should consult their tax advisers.

         Under the Code, the interest on certain "private activity bonds" issued after August 7, 1986 is treated as a preference item and is (after reduction by applicable expenses) included in federal AMT income. The Fund will furnish to shareholders annually a report indicating the percentage of Fund income treated as a preference item for federal AMT purposes. In addition, for corporations, alternative minimum taxable income is increased by a percentage of the excess of an alternative measure of income that includes interest on all tax-exempt securities over the amount otherwise determined to be alternative minimum taxable income. Accordingly, the portion of the Fund's dividends that would otherwise be tax-exempt to the shareholders may cause an investor to be subject to the AMT or may increase the tax liability of an investor who is subject to such tax. As described above, the portfolio manager will at all times seek to avoid investments in bonds potentially subjecting individuals to the AMT, which generally includes private activity bonds.

         Legislation has been introduced in recent years that would reinstate a deductible tax (the "Environmental Tax") imposed through tax years beginning before 1996 at a rate of 0.12% on a corporation's alternative minimum taxable income (computed without regard to the AMT net operating loss deduction) in excess of $2 million. If the Environmental Tax is reinstated, exempt-interest dividends that are included in a corporate shareholder's alternative minimum taxable income may subject corporate shareholders of the Fund to the Environmental Tax.

         The Fund designates distributions made to the share classes as consisting of a portion of each type of income distributed by the Fund. The portion of each type of income deemed received by each class of shareholders is equal to the portion of total Fund distributions received by such class. Thus, the Fund will designate dividends paid as exempt-interest dividends in a manner that allocates such dividends between and among the Common Shares, the Series A Preferred Shares and the Series B Preferred Shares, in proportion to the total dividends paid to each class during or with respect to the taxable year or otherwise as required by applicable law. Long-term capital gain distributions and other income subject to regular federal income tax will similarly be allocated between and among the two (or more) classes.

         Dividends (including Capital Gain Dividends) will be taxable as described above whether received in cash or in shares. A shareholder whose distributions are reinvested in shares will be treated as having received a dividend equal to either (i) the fair market value of the new shares issued to the shareholder, or (ii) if the shares are trading below net asset value, the amount of cash allocated to the shareholder for the purchase of shares on its behalf in the open market.

         Part or all of the interest on indebtedness, if any, incurred or continued by a shareholder to purchase or carry shares of the Fund paying exempt-interest dividends is not deductible. The portion of interest that is not deductible is equal to the total interest paid or accrued on the indebtedness, multiplied by the percentage of the Fund's total distributions (not including distributions from net long-term capital gains) paid to the shareholder that are exempt-interest dividends. Under rules used by the Internal Revenue Service (the "Service") to determine when borrowed funds are considered used for the purpose of purchasing or carrying particular assets, the purchase of shares may be considered to have been made with borrowed funds even though such funds are not directly traceable to the purchase of shares.

         Under a published position of the Service, a shareholder's interest deduction generally will not be disallowed if the average adjusted basis of the shareholder's tax-exempt obligations (including shares of preferred stock) does not exceed two percent of the average adjusted basis of the shareholder's trade or business assets (in the case of most corporations) or portfolio investments (in the case of individuals). Legislation has been introduced in recent years that would further limit or repeal this two-percent de minimis exception, thus reducing the total after-tax yield of a shareholder.

         In general, exempt-interest dividends, if any, attributable to interest received on certain private activity obligations and certain industrial development bonds will not be tax-exempt to any shareholders who are "substantial users," within the meaning of Section 147(a) of the Code, of the facilities financed by such obligations or bonds or who are "related persons" of such substantial users.

         The Fund will inform investors within 60 days of the Fund's fiscal year-end of the percentage of its income distributions designated as tax-exempt. The percentage is applied uniformly to all distributions made in respect of Common Shares during the year; percentages may differ among distributions to holders of Preferred Shares. The percentage of income designated as tax-exempt for any particular distribution, whether to holders of Common Shares or holders of Preferred Shares, may be substantially different from the percentage of the Fund's income that was tax-exempt during the period covered by the distribution.

         Hedging Transactions. If the Fund engages in hedging transactions, including hedging transactions in options, futures contracts, and straddles, or other similar transactions, it will be subject to special tax rules (including constructive sale, mark-to-market, straddle, wash sale, and short sale rules), the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund's securities, convert long-term capital gains into short-term capital gains or convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders. Income earned as a result of the Fund's hedging activities will not be eligible to be treated as exempt-interest dividends when distributed to shareholders. The Fund will endeavor to make any available elections pertaining to such transactions in a manner believed to be in the best interests of the Fund.

         Certain of the Fund's hedging activities are likely to produce a difference between its book income and the sum of its net tax-exempt and taxable income. If the Fund's book income exceeds its net tax-exempt and taxable income, the distribution (if any) of such excess will be treated as (i) a taxable dividend to the extent of the Fund's remaining earnings and profits (including earnings and profits arising from tax-exempt income),
(ii) thereafter as a return of capital to the extent of the recipient's basis in the shares, and (iii) thereafter as gain from the sale or exchange of a capital asset. If the Fund's book income is less than its taxable income, the Fund could be required to make distributions exceeding book income to qualify as a regulated investment company that is accorded special tax treatment.

         Return of Capital Distributions. If the Fund makes a distribution to a shareholder in excess of the Fund's current and accumulated earnings and profits in any taxable year, the excess distribution will be treated as a return of capital to the extent of such shareholder's tax basis in its shares, and thereafter as capital gain. A return of capital is not taxable, but it reduces a shareholder's tax basis in its shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by the shareholder of its shares. Where one or more such distributions occur in any taxable year of the Fund, the available earnings and profits will be allocated, first, to the distributions made to the holders of Preferred Shares, and only thereafter to distributions made to holders of Common Shares. As a result, the holders of Preferred Shares will receive a disproportionate share of the distributions treated as dividends, and the holders of the Common Shares will receive a disproportionate share of the distributions treated as a return of capital.

         Dividends and distributions on the Fund's shares are generally subject to federal income tax as described herein to the extent they do not exceed the Fund's realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder's investment. Such distributions are likely to occur in respect of shares purchased at a time when the Fund's net asset value reflects gains that are either unrealized, or realized but not distributed. Such realized gains may be required to be distributed even when the Fund's net asset value also reflects unrealized losses. Distributions are taxable to a shareholder even if they are paid from income or gains earned by the Fund prior to the shareholder's investment (and thus included in the price paid by the shareholders).

         Securities Issued or Purchased at a Discount. The Fund's investment in securities issued at a discount and certain other obligations will (and investments in securities purchased at a market discount may) require the Fund to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, the Fund may be required to sell securities in its portfolio that it otherwise would have continued to hold.

         Capital Loss Carryover. Distributions from capital gains are generally made after applying any available capital loss carryovers.

         Sale or Redemption of Shares. The sale, exchange or redemption of Fund shares may give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gain or loss if the shares have been held for more than 12 months. Otherwise the gain or loss on the taxable disposition of Fund shares will be treated as short-term capital gain or loss. However, if a shareholder sells shares at a loss within six months of purchase, any loss will be disallowed for federal income tax purposes to the extent of any exempt-interest dividends received on such shares. In addition, any loss realized upon a taxable disposition of shares held for six months or less but not disallowed as provided in the preceding sentence will be treated as long-term, rather than short-term, to the extent of any long-term capital gain distributions received by the shareholder with respect to the shares. All or a portion of any loss realized upon a taxable disposition of Fund shares will be disallowed if other shares of the Fund are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

         From time to time the Fund may make a tender offer for its Common Shares. It is expected that the terms of any such offer will require a tendering shareholder to tender all Common Shares and dispose of all Preferred Shares held, or considered under certain attribution rules of the Code to be held, by such shareholder. Shareholders who tender all Common Shares and dispose of all Preferred Shares held, or considered to be held, by them will be treated as having sold their shares and generally will realize a capital gain or loss. If a shareholder tenders fewer than all of its Common Shares, or retains a substantial portion of its Preferred Shares, such shareholder may be treated as having received a taxable dividend upon the tender of its Common Shares. In such a case, there is a remote risk that non-tendering shareholders will be treated as having received taxable distributions from the Fund. Likewise, if the Fund redeems some but not all of the Preferred Shares held by a Preferred Shareholder and such shareholder is treated as having received a taxable dividend upon such redemption, there is a remote risk that Common Shareholders and non-redeeming Preferred Shareholders will be treated as having received taxable distributions from the Fund. To the extent that the Fund recognizes net gains on the liquidation of portfolio securities to meet such tenders of Common Shares, the Fund will be required to make taxable distributions to its shareholders, which may in turn require the Fund to make additional distributions to its Common Shareholders and a higher percentage of its distributions to holders of Preferred Shares will be taxable.

         Backup Withholding. The Fund generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable dividends and other distributions paid to any individual shareholder who fails to properly furnish the Fund with a correct taxpayer identification number ("TIN"), who has under-reported dividend or interest income, or who fails to certify to the Fund that he or she is not subject to such withholding. The backup withholding tax rate is (i) 30% for amounts paid during 2002 and 2003, (ii) 29% for amounts paid during 2004 and 2005, and (iii) 28% for amounts paid during 2006 through 2010. The backup withholding rate will be 31% for amounts paid after December 31, 2010, unless Congress enacts tax legislation providing otherwise.

         In order for a foreign investor to qualify for exemption from the back-up withholding tax rates under income tax treaties, the foreign investor must comply with special certification and filing requirements. Foreign investors in the Fund should consult their tax advisers in this regard.

         General. The federal income tax discussion set forth above is for general information only. Prospective investors should consult their tax advisers regarding the specific federal tax consequences of purchasing, holding, and disposing of shares of the Fund, as well as the effects of state, local and foreign tax law and any proposed tax law changes.

         State and City Tax Matters. Tax matters pertaining to New York are set forth in Appendix B.

                 PERFORMANCE RELATED AND COMPARATIVE INFORMATION

         The Fund may be a suitable investment for a shareholder who is a resident of New York and thinking of adding bond investments to his portfolio to balance the appreciated stocks that the shareholder is holding. Although the Fund will at all times seek to avoid investments generating income potentially subjecting individuals to the federal alternative minimum tax, it may not be successful in doing so. Therefore, Preferred Shares may not be a suitable investment for investors who are subject to the federal alternative minimum tax or who would become subject to such tax by purchasing Preferred Shares. The suitability of an investment in Preferred Shares will depend upon a comparison of the after-tax yield likely to be provided from the Fund with that from comparable tax-exempt investments (including those not subject to the alternative minimum tax), and from comparable fully taxable investments, in light of each such investor's tax position.

         The Fund may quote certain performance-related information and may compare certain aspects of its portfolio and structure to other substantially similar closed-end funds as categorized by Lipper, Inc. ("Lipper"), Morningstar Inc. or other independent services. Comparison of the Fund to an alternative investment should be made with consideration of differences in features and expected performance. The Fund may obtain data from sources or reporting services, such as Bloomberg Financial ("Bloomberg") and Lipper, that the Fund believes to be generally accurate.

         The Fund, in its advertisements, may refer to pending legislation from time to time and the possible impact of such legislation on investors, investment strategy and related matters. This would include any tax proposals and their effect on marginal tax rates and tax-equivalent yields. At any time in the future, yields and total return may be higher or lower than past yields and there can be no assurance that any historical results will continue.

         For the period from _____________, 2002 (the commencement of the Fund's operations) through ______________, 2002, the Fund's net increase in net assets resulting from investment operations was $__________.

         Past performance is not indicative of future results.

           CUSTODIAN, TRANSFER AGENTS AND DIVIDEND DISBURSEMENT AGENTS

         State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, serves as custodian for assets of the Fund. The custodian performs custodial and fund accounting services.

         PFPC Inc., 400 Bellevue Parkway, Wilmington, Delaware 19809, serves as the transfer agent, registrar and dividend disbursement agent for the Common Shares, as well as agent for the Dividend Reinvestment Plan relating to the Common Shares.

         Deutsche Bank Trust Company Americas, 100 Plaza One, 6th Floor, Jersey City, New Jersey, 07311, serves as auction agent, transfer agent, registrar, dividend paying agent and redemption agent for the Preferred Shares.

                             INDEPENDENT ACCOUNTANTS

         PricewaterhouseCoopers LLP, 1177 Avenue of the Americas, New York, New York 10036, serves as independent accountants for the Fund.
PricewaterhouseCoopers LLP provides audit services, tax return preparation and assistance and consultation in connection with review of SEC filings to the Fund.

                                     COUNSEL

         Ropes & Gray, One International Place, Boston, MA 02110, passes upon certain legal matters in connection with shares offered by the Fund and also acts as counsel to the Fund.

                             REGISTRATION STATEMENT

         A Registration Statement on Form N-2, including any amendments thereto, relating to the shares of the Fund offered hereby, has been filed by the Fund with the Securities and Exchange Commission (the "SEC"), Washington, D.C. The Prospectus and this Statement of Additional Information do not contain all of the information set forth in the Registration Statement, including any exhibits and schedules thereto. For further information with respect to the Fund and the shares offered or to be offered hereby, reference is made to the Fund's Registration Statement. Statements contained in the Prospectus and this Statement of Additional Information as to the contents of any contract or other document referred to are not necessarily complete and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference. Copies of the Registration Statement may be inspected without charge at the SEC's principal office in Washington, D.C., and copies of all or any part thereof may be obtained from the SEC upon the payment of certain fees prescribed by the SEC.

                              FINANCIAL STATEMENTS

                                [TO BE PROVIDED]

                                   APPENDIX A

                        DESCRIPTION OF SECURITIES RATINGS

         The Fund's investments may range in quality from securities rated in the lowest category to securities rated in the highest category (as rated by Moody's, S&P or Fitch or, if unrated, determined by PIMCO to be of comparable quality). The percentage of the Fund's assets invested in securities in a particular rating category will vary. The following terms are generally used to describe the credit quality of debt securities:

         High Quality Debt Securities are those rated in one of the two highest rating categories (the highest category for commercial paper) or, if unrated, deemed comparable by PIMCO.

         Investment Grade Debt Securities are those rated in one of the four highest rating categories or, if unrated, deemed comparable by PIMCO.

         Below Investment Grade, High Yield Securities (the "Junk Bonds") are those rated lower than Baa by Moody's, BBB by S&P and BBB by Fitch and comparable securities. They are deemed predominately speculative with respect to the issuer's ability to repay principal and interest.

         Following is a description of Moody's, S&P's and Fitch's rating categories applicable to debt securities.

Moody's Investors Service, Inc.

         Corporate and Municipal Bond Ratings

         Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than with Aaa securities.

         A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

         Baa: Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

         B: Bonds which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

         Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

         Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

         C: Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

         Moody's bond ratings, where specified, are applicable to financial contracts, senior bank obligations and insurance company senior policyholder and claims obligations with an original maturity in excess of one year. Obligations relying upon support mechanisms such as letter-of-credit and bonds of indemnity are excluded unless explicitly rated. Obligations of a branch of a bank are considered to be domiciled in the country in which the branch is located.

         Unless noted as an exception, Moody's rating on a bank's ability to repay senior obligations extends only to branches located in countries which carry a Moody's Sovereign Rating for Bank Deposits. Such branch obligations are rated at the lower of the bank's rating or Moody's Sovereign Rating for the Bank Deposits for the country in which the branch is located. When the currency in which an obligation is denominated is not the same as the currency of the country in which the obligation is domiciled, Moody's ratings do not incorporate an opinion as to whether payment of the obligation will be affected by the actions of the government controlling the currency of denomination. In addition, risk associated with bilateral conflicts between an investor's home country and either the issuer's home country or the country where an issuer branch is located are not incorporated into Moody's ratings.

         Moody's makes no representation that rated bank obligations or insurance company obligations are exempt from registration under the U.S. Securities Act of 1933 or issued in conformity with any other applicable law or regulation. Nor does Moody's represent any specific bank or insurance company obligation is legally enforceable or a valid senior obligation of a rated issuer.

         Moody's applies numerical modifiers, 1, 2, and 3 in each generic rating classified from Aa through Caa in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

         Corporate Short-Term Debt Ratings

         Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted.

         Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

         PRIME-1: Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

         PRIME-2: Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

         PRIME-3: Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

        NOT PRIME: Issuers rated Not Prime do not fall within any of the Prime rating categories.

Standard & Poor's Ratings Services

         Issue Credit Rating Definitions

         A Standard & Poor's issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The issue credit rating is not a recommendation to purchase, sell, or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor.

         Issue credit ratings are based on current information furnished by the obligors or obtained by Standard & Poor's from other sources it considers reliable. Standard & Poor's does not perform an audit in connection with any credit rating and may, on occasion, rely on unaudited financial information. Credit ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

         Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days -- including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.

         Issue credit ratings are based, in varying degrees, on the following considerations: likelihood of payment -- capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation; nature of and provisions of the obligation; protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

         The issue rating definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation applies when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.) Accordingly, in the case of junior debt, the rating may not conform exactly with the category definition.

         Corporate and Municipal Bond Ratings

         Investment Grade

        AAA: An obligation rated AAA has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

         AA: An obligation rated AA differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

         A: An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

         BBB: An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

         Speculative Grade

         Obligations rated BB, B, CCC, CC, and C are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

         BB: An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

         B: An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

         CCC: An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

         CC: An obligation rated CC is currently highly vulnerable to nonpayment.

         C: A subordinated debt or preferred stock obligation rated C is CURRENTLY HIGHLY VULNERABLE to nonpayment. The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A C also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

         CI: The rating CI is reserved for income bonds on which no interest is being paid.

         D: An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

         Plus (+) or Minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

         Provisional ratings: The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

         r: This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk -- such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

         The absence of an "r" symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

         N.R.: This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular obligation as a matter of policy.

         Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

         Commercial Paper Rating Definitions

         A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into several categories, ranging from A for the highest quality obligations to D for the lowest. These categories are as follows:

         A-1: A short-term obligation rated A-1 is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

         A-2: A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

         A-3: A short-term obligation rated A-3 exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

         B: A short-term obligation rated B is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

         C: A short-term obligation rated C is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

         D: A short-term obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

         A commercial paper rating is not a recommendation to purchase, sell or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to Standard & Poor's by the issuer or obtained from other sources it considers reliable. Standard & Poor's does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information.

Fitch, Inc.

         A brief description of the applicable Fitch, Inc. ("Fitch") ratings symbols and meanings (as published by Fitch) follows:

         Long-Term Credit Ratings

         Investment Grade

         AAA: Highest credit quality. `AAA' ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

        AA: Very high credit quality. `AA' ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

        A: High credit quality. `A' ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

        BBB: Good credit quality. `BBB' ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

         Speculative Grade

         BB: Speculative. `BB' ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

         B: Highly speculative. `B' ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

         CCC, CC, C: High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A `CC' rating indicates that default of some kind appears probable. `C' ratings signal imminent default.

         DDD, DD, D: Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. `DDD' obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. `DD' indicates potential recoveries in the range of 50%-90%, and `D' the lowest recovery potential, i.e., below 50%. Entities rated in this category have defaulted on some or all of their obligations. Entities rated `DDD' have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated `DD' and `D' are generally undergoing a formal reorganization or liquidation process; those rated `DD' are likely to satisfy a higher portion of their outstanding obligations, while entities rated `D' have a poor prospect for repaying all obligations.

         Short-Term Credit Ratings

         A short-term rating has a time horizon of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

         F1: Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

         F2: Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

         F3: Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

         B: Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

         C: High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

         D:  Default.  Denotes actual or imminent payment default.

         "+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the `AAA' long-term rating category, to categories below `CCC', or to short-term ratings other than `F1'.

         `NR' indicates that Fitch does not rate the issuer or issue in question.

         `Withdrawn': A rating is withdrawn when Fitch deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

         `Rating Watch': Ratings are placed on RatingWatch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as "Positive", indicating a potential upgrade, "Negative", for a potential downgrade, or "Evolving", if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

         A Rating Outlook indicates the direction a rating is likely to move over a one to two year period. Outlooks may be positive, stable, or negative. A positive or negative Rating Outlook does not imply a rating change is inevitable. Similarly, companies whose outlooks are `stable' could be downgraded before an outlook moves to positive or negative if circumstances warrant such an action. Occasionally, Fitch may be unable to identify the fundamental trend. In these cases, the Rating Outlook may be described as evolving.

                                   APPENDIX B

                         FACTORS PERTAINING TO NEW YORK

FACTORS PERTAINING TO NEW YORK

         The following information is a brief summary of factors affecting the economy of New York City (the "City") or New York State (the "State" or "New York"). Other factors will affect other issuers. The summary is based primarily upon information in the State's Annual Information Statement, as updated, and the most recently publicly available offering statement relating to debt offerings of the City and the City's 2002-2006 Financial Plan, however, such information has not been updated. The Fund has not independently verified this information.

         The State, some of its agencies, instrumentalities and public authorities and certain of its municipalities and the City have sometimes faced serious financial difficulties that could have an adverse effect on the sources of payment for or the market value of the New York Municipal Bonds in which the Fund invests.

NEW YORK CITY

         General. The events of September 11, 2001 had a significant impact upon the City economy. While the City expects, based on actions and statements of the U.S. Congress and the President and measures taken by the State, that it will be fully reimbursed for the cost to recover from, clean up and repair the consequences of the World Trade Center attack, the City Comptroller reported in September 2002 that, of the more than $21 billion in federal aid promised for this effort, only $2.7 billion has actually been received. Furthermore, prior to September 11, the City's economy had been weakening primarily as the result of the downturn in the securities and financial services industries. The loss of over 100,000 jobs in the City due to September 11, which are not expected to be recovered until 2005, has produced additional adverse budgetary pressures including increases to later year budget gaps and reductions to State surpluses that decrease the ability of the State to provide financial support to the City. The City's unemployment rate increased to 8.0% in June 2002 from 5.7% a year earlier. Furthermore, the City Comptroller's Office has estimated the total cost of the attacks to the City to be between $83 billion and $95 billion.

         More than any other New York municipality, the fiscal health of the City depends upon the fiscal health of the State, which has projected slower growth and warned of the risk of a downturn. As a result of September 11, the City of New York Executive Budget (the "City Executive Budget") Fiscal Year 2003 (July 1, 2002 to June 30, 2003), which includes a financial plan for fiscal years 2003 through 2006 assumes reduced economic activity in the second half of calendar year 2001, job and income losses through the first half of 2002 and a moderate recovery thereafter. The City Executive Budget also projects declines in revenues from forecasts made prior to September 11 for fiscal years 2002 through 2006 as a result of reduced economic activity.

         For each of the 1981 through 2001 fiscal years, the City had an operating surplus, before discretionary transfers, and achieved balanced operating results as reported in accordance with generally accepted accounting principles ("GAAP") after discretionary transfers. Historically, the City has been required to close substantial gaps between forecast revenues and forecast expenditures in order to maintain balanced operating results. Particularly given the uncertain impact of September 11 and the expected reduction in economic activity in the City, there can be no assurance that the City will continue to maintain balanced operating results as required by State law without reductions in City services or entitlement programs to tax or other revenue increases that could adversely affect the City's economic base.

         For fiscal year 2002, the City had an operating surplus of $677 million, which will be transferred to fiscal year 2003 to meet debt service requirements. On April 17, 2002, the Mayor of the City released the City Executive Budget. On June 21, 2002, the Mayor and the City Council adopted the City's budget for 2003 (the "City Budget") and the City's financial plan for the 2002 through 2006 fiscal years (the "City Financial Plan") which incorporated such City Executive Budget and financial plan. The City Budget is $42.3 billion and incorporated a number of steps to close a projected $5.0 billion budget gap for fiscal year 2003, including City agency cuts ranging up to 36%, staffing changes requiring union consent, stretching out some elements of the City's four year construction plan to five years, debt restructuring and asset sales and proposed State and federal initiatives to generate $2.2 billion of gap closing actions in fiscal year 2003 and an aggregate of $5.5 billion in fiscal years 2004 through 2006. The City Budget and City Financial Plan also provide that the City's Transitional Finance Authority issue $1.5 billion of its general obligation bonds in fiscal year 2003 to help close the budget gap and $565 million in 2004. While the City Budget and City Financial Plan did not project any need for deficit financing in later fiscal years, the inability of the City to close significant outyear budget gaps could require such financing, which might affect the rating of the City's general obligation bonds.

         On July 18, 2002, the Mayor announced that the City would have to cut an additional $1 billion from the 2003 fiscal year budget in order to deal with an increase in the 2003 budget gap. The Mayor instructed City agencies to provide proposals for cuts of 7.5% in their budgets for fiscal 2003, which will be announced in November 2002. The Mayor on October 18, 2002 announced that the projected budget gap for the 2004 fiscal year had grown to as much as $6.0 billion and that the projected budget gaps for fiscal years 2005 and 2006 had grown to $5.6 billion and $6.0 billion, respectively. As of October 23, 2002, due to an unanticipated drop in revenues, the City Council is projecting, and the Mayor's office has confirmed that there may be a new budget gap of approximately $1 billion in fiscal 2003. The City will not be able to close these gaps without additional significant state or federal aid according to the Mayor and City Comptroller, which given State and Federal budget constraints may not be forthcoming. While no other specifics regarding such additional savings are available, contingent cuts proposed earlier this year by the Mayor included reductions in uniformed agencies, education and other services.

         According to the Mayor, budget cuts required to close these new gaps are not feasible because of the City's total budget of approximately $42 billion, only $15 billion represent expenditures over which the City has direct control. The remaining $27 billion in spending is mandated by federal and state laws and would require legislation at other levels of government to change.

         Since the budget gap may not be closed through cuts, the City may have to turn to tax and fee increases to cover a large portion of projected shortfalls. Experts and city officials have discussed, among other ideas, raising the property tax rate by 10%, adding a 10% surcharge onto the City income tax, reinstituting the commuter tax and increasing public transportation fees and bridge tolls. Estimates of the increased revenues from a combination of property tax increase, income tax surcharge and reinstitution of the commuter tax are approximately $2 billion per year.

         City's Financing Program. Implementation of the City Executive Budget is in part dependent upon the City's ability to market its securities successfully in the public credit markets. The City's financing program for fiscal years 2002 through 2006 contemplates the issuance of $13.7 billion of general obligation bonds, $5.9 billion of bonds and Recovery Bonds described below to be issued by the New York City Transitional Finance Authority (the "Transitional Finance Authority"), $2.0 billion of bonds to be issued by TSASC, Inc., a not-for-profit corporation empowered to issue tax-exempt debt backed by tobacco settlement revenues, and $8.2 billion of bonds and notes to be issued by New York City Municipal Water Finance Authority (the "Water Authority"). In 1997, the State created the Transitional Finance Authority, to assist the City in keeping the City's indebtedness within the forecast level of the constitutional restrictions on the amount of debt the City is authorized to incur. The City had faced limitations on its borrowing capacity after 1998 under the State's constitution that would have prevented it from borrowing additional funds, as a result of the decrease in real estate values within the City. The Transitional Finance Authority is authorized to issue up to $11.5 billion of bonds. In addition, the City issues revenue notes and tax anticipation notes to finance seasonal working capital requirements. The success of projected public sales of these bonds and notes will be subject to prevailing market conditions. The City's planned capital and operating expenditures are dependent upon the sale of its general obligation bonds and notes, and the Water Authority and Transitional Finance Authority bonds. In September 2001, the state legislature granted the City an additional $2.5 billion in debt-incurring capacity to pay costs related to September 11 through bonds issued by the Transitional Finance Authority ("Recovery Bonds"), $1.0 billion of which were issued on October 4, 2001, $480 million on July 11, 2002, and the balance of which will be issued in fiscal year 2003-2004.

         2001 Fiscal Year. For the 2001 fiscal year (July 1, 2000 - June 30,
2001) the City had an operating surplus of $3.0 billion, before discretionary and other transfers, and achieved balanced operating results, after discretionary and other transfers, in accordance with GAAP. The 2001 fiscal year was the twenty-first year that the City has achieved an operating surplus, before discretionary and other transfers, and balanced operating results, after discretionary and other transfers.

         2003-2006 Financial Plan. Pursuant to the laws of the State, the Mayor is responsible for preparing the City's financial plan, including the City's current financial plan for the 2003 through 2006 fiscal years, which is included in the City Executive Budget (the "City Financial Plan"). The projections set forth in the City Financial Plan are based on various assumptions and contingencies that are uncertain and may not materialize. Changes in major assumptions could significantly affect the City's ability to balance its budget as required by State law and to meet annual cash flow and financing requirements.

         Originally, the City Financial Plan reflected certain extraordinary actions necessitated by September 11 and projected a budget surplus of $677 million for the 2002 fiscal year and budget gaps of $3.7 billion, $4.2 billion and $4.6 billion, respectively, for the 2004, 2005 and 2006 fiscal years prior to any gap closing actions. As discussed above, these gaps appear to be widening. Some of the gap closing measures proposed in the City Financial Plan for fiscal year 2003 were to have recurring effects and were projected at the time to reduce the fiscal year 2004, 2005 and 2006 budget gaps to $2.7 billion, $3.1 billion and $3.6 billion, respectively. The Mayor proposed to close these outyear gaps through unspecified additional City agency cuts, federal and State initiatives and other actions. As a result of the widening of outyear budget gaps, the Mayor instructed City agencies to provide proposals for cuts of 7.5% in their budgets for fiscal 2003 which will be announced in November 2002. As discussed above, significant tax and fee increases may also be needed for the City to close the increased future budget gaps revealed in October 2002.

         The City Financial Plan includes a proposed discretionary transfer in the 2002 fiscal year of $677 million to pay debt service due in the fiscal year 2003.

         Assumptions. The City Financial Plan is based on numerous assumptions, including the impact of September 11 on the City's economy, the general condition of the City's and the region's economies and the receipt of economically sensitive tax revenues in the amounts projected and reimbursement by the federal government and State of expenditures necessitated by September
11. The City Financial Plan is subject to various other uncertainties and contingencies relating to, among other factors: (i) the extent, if any, to which wage increases for City employees exceed the annual wage costs assumed for the 2002 through 2006 fiscal years; (ii) interest earnings and wage projections underlying projections of the City's required pension fund contributions; (iii) the willingness and ability of the State and Federal governments to provide the aid and enact the revenue enhancing or expenditure relief initiatives contemplated by the City Financial Plan and to take various other actions to assist the City in its gap closing actions; (iv) the ability of Health and Hospitals Corporation, the Board of Education and other agencies to maintain balanced budgets; (v) the impact on City revenues and expenditures of Federal and State welfare reform and any future legislation affecting Medicare or other entitlement programs; (vi) the ability of the City to control expenditures and implement cost reduction and gap closing initiatives identified in the City Financial Plan for the 2003 fiscal year and proposed but unspecified for later years; (vii) the City's ability to market its securities successfully in the public credit markets; (viii) the impact of conditions in the real estate market on real estate tax revenues; (ix) the sale of OTB in fiscal year 2004, which requires State legislative approval; and (x) unanticipated expenditures that may be incurred as a result of the need to maintain the City's infrastructure or future terrorist acts.

         The City Financial Plan reflects the sudden economic downturn as the result of September 11 in the last half of 2001 and assumes job and income losses in the first half of 2002 but moderate growth in the balance of 2002 resulting in a flat City economy for calendar year 2002. The City Financial Plan forecasts a steady recovery thereafter. The City does not expect to recover all of the jobs lost as a result of September 11 until 2005. Given the uncertain impact of September 11 on the City's economy, including the loss of jobs and business, impact on tourism in the City currently estimated to entail a decrease in tourists from 37 million in 2000 to 32 million in 2002 and the slowdown in the securities industry, there can be no assurance that the economic projections included in the City Financial Plan are accurate or that the tax revenues projected in the Financial Plan to be received will be received in the amounts anticipated.

         Municipal Unions. In order to close budget gaps in fiscal year 2004 and later, reductions of the City's workforce through attrition, severance and early retirement may be necessary. These police department and other staff reduction proposals may require union consents. While the City has established a Reserve for Collective Bargaining, the terms of wage settlements could be determined through the impasse procedure in the New York City Collective Bargaining Law, which can impose a binding settlement that substantially increases reserves established by the City.

         Intergovernmental Aid. The City depends on the State for aid both to enable the City to balance its budget and to meet its cash requirements. There can be no assurance that State aid to the City will be maintained at amounts currently projected or interim appropriations enacted; or that the State will not reduce or delay aid any of which could have adverse effects on the City's cash flow or expenditures. In addition, the Federal budget negotiation process could result in reductions or delays in the receipt of Federal grants which would have additional adverse effects on the City's cash flow or revenues. The City is particularly dependent upon the federal government and the State to reimburse it for expenditures relating to September 11. While both the federal government and the State have publicly supported the City and promised to make funds available to fund recovery, clean-up and repairs relating to September 11, there can be no assurance that budget constraints or the other priorities, including future terrorist attacks will not interfere or prevent delivery of such aid.

         Outstanding Indebtedness. As of March 31, 2002, the City and the Municipal Assistance Corporation for the City of New York had respectively approximately $27.6 and $2.2 billion of net outstanding long-term debt.

         Litigation. The City is currently a defendant in a significant number of lawsuits. While the ultimate outcome and fiscal impact, if any, on the proceedings and claims are not currently predictable, adverse determination in certain of them might have a material adverse effect upon the City's ability to carry out the City Financial Plan. As of June 30, 2001 claims were pending against the City, for which the City has estimated it may potentially incur liability of $4.2 billion. The City currently is a defendant in a proceeding relating to the New York City Teachers' Retirement System in which damages in excess of $250 million are sought. In fiscal year 2000-2001 the City paid $594.8 million with respect to judgments and claims and projects such payments will total $409.6 million and $418.7 million in fiscal years 2001-2002 and 2002-2003, respectively.

         Ratings. As of July 18, 2002, Moody's rated the City's outstanding general obligation bonds A2, Standard and Poor's rated such bonds A and Fitch rated such bonds A+. There can be no assurance that, after the review of the State Budget and the agreement between the Mayor and the City Council regarding the City Executive Budget, their ratings of the City's general obligations bonds will be maintained. Such ratings reflect only the view of Moody's, Standard and Poor's and Fitch, from which an explanation of the significance of such ratings may be obtained. However, in November 2001, Moody's changed its rating of the City's outlook from stable to negative. There is no assurance that such ratings will continue for any given period of time or that they will not be revised downward or withdrawn entirely. Any such downward revision or withdrawal could have an adverse effect on the market prices of City bonds and could increase the City's borrowing costs.

NEW YORK STATE

         2000-2001 Fiscal Year. The State finished its 2000-2001 fiscal year with a surplus of $2.7 billion.

         2001-2002 Fiscal Year. The State ended its 2001-2002 fiscal year in balance on a cash basis.

         On May 15, 2002, the Governor and legislative leaders announced that they had come to an agreement on a final balanced 2002-2003 State Budget (the "State Budget"). The State Budget was enacted on May 16, 2002 and included actions to close the budget gap previously identified in the State Executive Budget plus an additional $1.4 billion gap identified in March and April 2002. Under the State Budget, taxpayer-supported General Fund spending falls by $1.0 billion, or 2.4 percent. General Fund spending will total $40.2 billion. All Funds spending will increase by less than 1 percent (0.8%) from that proposed in the State Executive Budget and will total $89.6 billion. This represents a 6 percent annual increase reflecting $2.5 billion in increased Federal aid. State Funds will total $59.5 billion, a 4.4 percent annual increase.

         The State Budget includes a series of one-time actions to close a projected $6.8 billion budget gap. These actions included using $1.2 billion of available cash reserves and other fund balances; implementing a tax amnesty program; offering early retirement to state workers; and converting hard dollar capital financing to bonding while reducing overall capital authorizations. The State's Tax Stabilization Reserve Fund, a fund to address unforeseen budget needs, will be maintained at $710 million. A $1.0 billion tax cut is included in the State Budget targeted to job creation, victims of September 11, economic incentives to lower Manhattan and senior citizens. The State proposes to eliminate 5,000 positions through the early retirement initiative.

         Press reports in mid October 2002 have indicated that the State's budget gap for the 2002-03 and 2003-04 fiscal years may have grown substantially to between $10.0 billion and $12.0 billion. Neither the Governor, who is running for re-election, nor his principal challenger have provided any details on proposals to close an increased gap. The State's tax collections in the 2002 second calendar quarter lagged significantly behind the same period last year.

         The State Executive Budget, however, projected potential budget gaps of $2.8 billion and $3.3 billion, in fiscal years 2003-2004 and 2004-2005, respectively.

         The most significant risks to the State's financial plan set forth in the State Executive Budget are the rate of layoffs related to September 11, and the impact of the event upon the City and the personal income statewide. However, experts predict that pay increases in the New York City metro area will range between 3 and 4% next year, below the 4 to 4.5% range of the last two years, thereby depressing growth in tax revenues. In addition, the occurrence of other terrorist attacks whether within or outside of New York could have a significant adverse effect on the State's economy. The volatility of the financial markets even before September 11 and its impact upon financial sector compensation and capital gains recognition by investors also represent a significant risk to the State's financial plan, as set forth in the State Executive Budget.

         Owing to these and other factors, the State may face substantial potential budget gaps in future years resulting from a significant disparity between tax revenues from lower receipts and the spending required to maintain State programs at mandated levels. Any such recurring imbalance would be exacerbated by the use by the State of nonrecurring resources to achieve budgetary balance in a particular fiscal year. To correct any recurring budgetary imbalance, the State would need to take significant actions to align recurring receipts and disbursements in future fiscal years.

         Capital Spending and Financing. Under the State law, the Governor is required to submit a Five-Year Capital Program and Financing Plan ("Capital Plan") annually. The State proposes to issue $260 million of general obligation bonds in the 2002-2003 fiscal year. The proposed 2002-2003 through 2006-2007 fiscal year Capital Plan provides for capital spending of $4.1 billion in the 2002-2003 fiscal year to be financed through general obligation, authority and state bonds and available resources. General obligation bonds are backed by the full faith and credit of the State. As of March 31, 2002, $4.1 billion of State general obligation bonds were outstanding. Also as of such date, $4.7 billion of bonds issued by the Local Governmental Assistance Corporation, an entity established to fund assistance to localities in earlier years when the State was running budget deficits, were outstanding. Various state authorities had $28.2 billion of indebtedness outstanding in the form of bonds, lease financings and other financing arrangements. This state authority indebtedness is not backed by the full faith and credit of the State.

         Litigation. The State is currently a defendant in a significant number of lawsuits. Such litigation includes, but is not limited to, claims asserted against the State arising from alleged torts, alleged breaches of contracts, condemnation proceedings and other alleged violations of State and Federal laws. State programs, primarily Medicaid and mental health programs are frequently challenged on State and Federal constitutional grounds. Several Native American groups have commenced litigation against New York claiming the rights to thousands of acres of land seized in the eighteenth and nineteenth centuries. Adverse developments in legal proceedings or the initiation of new proceedings could affect the ability of the State to maintain a balanced State Financial Plan in any given fiscal year. There can be no assurance that an adverse decision in one or more legal proceedings would not exceed the amount the State reserves for the payment of judgments or materially impair the State's financial operations. With respect to pending and threatened litigation, the State reported in its Update to Annual Information Statement dated August 9, 2002 its estimate of $698 million for awarded and anticipated unfavorable judgments, of which $91 million was expected to be paid within the 2002-2003 fiscal year.

         Other Localities. Certain localities in addition to the City could have financial problems leading to requests for additional State assistance during the State's 2002-2003 fiscal year and thereafter. The potential impact on the State of such actions by localities is not included in the State Budget.

         Fiscal difficulties experienced in Nassau County resulted in the creation of the Nassau County Interim Finance Authority (the "Authority") in 2000. The Authority is charged with oversight of the fiscal affairs of Nassau County. The State paid $25 million in assistance to Nassau County for the 2001-2002 fiscal year and the Governor has proposed assistance of $50 million in the Executive Budget. The Authority as of August 9, 2002 had issued $662 million in bonds and $228 million in bond anticipation notes.

         Ratings. Moody's has given the State's general obligation bonds a rating of A2, Standard and Poor's had given the bonds a rating of AA, and Fitch had given the bonds a rating of AA. Such ratings reflect only the view of Moody's and Standard and Poor's from which an explanation of the significance of such ratings may be obtained. However, in November 2001, Moody's changed its rating of the City's outlook from stable to negative. Furthermore, there is no assurance that such ratings will continue for any given period of time or that they will not be revised downward or withdrawn entirely. Any such downward revision or withdrawal could have an adverse effect on the market prices of State bonds and could increase the State's borrowing costs.

NEW YORK TAX MATTERS

         The following discussion of New York income tax matters is based upon the advice of Edwards & Angell, LLP, special counsel to the Fund.

         The following is a general, abbreviated summary of certain provisions of the applicable New York tax law as presently in effect as it directly governs the taxation of New York resident individual, corporate and unincorporated business holders of Preferred Shares of the Fund. This summary does not address the taxation of other shareholders nor does it discuss any local taxes, other than New York City taxes, that may be applicable. These provisions are subject to change by legislative or administrative action, and any such change may be retroactive with respect to Fund transactions. The following is based on the assumptions that the Fund will qualify under Subchapter M of the Code as a regulated investment company, that it will satisfy the conditions which will cause the Fund's distributions to qualify as exempt-interest dividends to shareholders, and that it will distribute all interest and dividends received to the Fund's shareholders and that the Preferred Shares will constitute equity for federal income tax purposes. The Fund will be subject to the New York Business Corporation franchise tax and the New York City general corporation tax only if it has a sufficient nexus with New York State or New York City. If it is subject to such taxes, it does not expect to pay a material amount of either tax. Distributions by the Fund that are attributable to interest on any obligation of New York and its political subdivisions or to interest on obligations of U.S. territories and possessions that are exempt from state taxation under federal law will not be subject to the New York State personal income tax or the New York City personal income or unincorporated business taxes. All other distributions, including distributions attributable to interest on obligations of the United States or its instrumentalities and distributions attributable to capital gains, will be subject to the New York State personal income tax and the New York City personal income and unincorporated business taxes.

         All distributions from the Fund, regardless of source, will increase the taxable base of shareholders subject to the New York Business Corporation franchise tax or the New York City general corporation tax. Gain from the sale, exchange, or other disposition of Preferred Shares of the Fund will be subject to the New York State personal income and franchise taxes and the New York City personal income, unincorporated business, and general corporation taxes. The Preferred Shares of the Fund may be subject to New York State estate tax if owned by a New York decedent at the time of death. The Preferred Shares of the Fund will not be subject to property taxes imposed by New York State or City. Interest on indebtedness incurred to purchase, or continued to carry, the Preferred Shares of the Fund generally will not be deductible for New York State or New York City personal income tax purposes.

                                   APPENDIX C

                              SETTLEMENT PROCEDURES

     The following summary of Settlement Procedures sets forth the procedures expected to be followed in connection with the settlement of each Auction and will be incorporated by reference in the Auction Agency Agreement and each Broker-Dealer Agreement. Nothing contained in this Appendix B constitutes a representation by the Fund that in each Auction each party referred to herein actually will perform the procedures described herein to be performed by such party. Capitalized terms used herein shall have the respective meanings specified in the glossary of the Prospectus or Appendix A hereto, as the case may be.

     (a) On each Auction Date, the Auction Agent shall notify by telephone or through the Auction Agent's auction processing system the Broker-Dealers that participated in the Auction held on such Auction Date and submitted an Order on behalf of any Beneficial Owner or Potential Beneficial Owner of:

          (i) the Applicable Rate fixed for the next succeeding Dividend Period;

          (ii) whether Sufficient Clearing Bids existed for the determination of the Applicable Rate;

          (iii) if such Broker-Dealer (a "Seller's Broker-Dealer") submitted a Bid or a Sell Order on behalf of a Beneficial Owner, the number of Preferred Shares, if any, to be sold by such Beneficial Owner;

          (iv) if such Broker-Dealer (a "Buyer's Broker-Dealer") submitted a Bid on behalf of a Potential Beneficial Owner, the number of Preferred Shares, if any, to be purchased by such Potential Beneficial Owner;

          (v) if the aggregate number of Preferred Shares to be sold by all Beneficial Owners on whose behalf such Broker-Dealer submitted a Bid or a Sell Order exceeds the aggregate number of Preferred Shares to be purchased by all Potential Beneficial Owners on whose behalf such Broker-Dealer submitted a Bid, the name or names of one or more Buyer's Broker-Dealers (and the name of the Agent Member, if any, of each such Buyer's Broker-Dealer) acting for one or more purchasers of such excess number of Preferred Shares and the number of such shares to be purchased from one or more Beneficial Owners on whose behalf such Broker-Dealer acted by one or more Potential Beneficial Owners on whose behalf each of such Buyer's Broker-Dealers acted;

          (vi) if the aggregate number of Preferred Shares to be purchased by all Potential Beneficial Owners on whose behalf such Broker-Dealer submitted a Bid exceeds the aggregate number of Preferred Shares to be sold by all Beneficial Owners on whose behalf such Broker-Dealer submitted a Bid or a Sell Order, the name or names of one or more Seller's Broker-Dealers (and the name of the Agent Member, if any, of each such Seller's Broker-Dealer) acting for one or more sellers of such excess number of Preferred Shares and the number of such shares to be sold to one or more Potential Beneficial Owners on whose behalf such Broker-Dealer acted by one or more Beneficial Owners on whose behalf each of such Seller's Broker-Dealers acted; and

          (vii) the Auction Date of the next succeeding Auction with respect to the Preferred Shares.

     (b) On each Auction Date, each Broker-Dealer that submitted an Order on behalf of any Beneficial Owner or Potential Beneficial Owner shall:

          (i) in the case of a Broker-Dealer that is a Buyer's Broker-Dealer, instruct each Potential Beneficial Owner on whose behalf such Broker-Dealer submitted a Bid that was accepted, in whole or in part, to instruct such Potential Beneficial Owner's Agent Member to pay to such Broker-Dealer (or its Agent Member) through the Securities Depository the amount necessary to purchase the number of Preferred Shares to be purchased pursuant to such Bid against receipt of such shares and advise such Potential Beneficial Owner of the Applicable Rate for the next succeeding Dividend Period;

          (ii) in the case of a Broker-Dealer that is a Seller's Broker-Dealer, instruct each Beneficial Owner on whose behalf such Broker-Dealer submitted a Sell Order that was accepted, in whole or in part, or a Bid that was accepted, in whole or in part, to instruct such Beneficial Owner's Agent Member to deliver to such Broker-Dealer (or its Agent Member) through the Securities Depository the number of Preferred Shares to be sold pursuant to such Order against payment therefor and advise any such Beneficial Owner that will continue to hold Preferred Shares of the Applicable Rate for the next succeeding Dividend Period;

          (iii) advise each Beneficial Owner on whose behalf such Broker-Dealer submitted a Hold Order of the Applicable Rate for the next succeeding Dividend Period;

          (iv) advise each Beneficial Owner on whose behalf such Broker-Dealer submitted an Order of the Auction Date for the next succeeding Auction; and

          (v) advise each Potential Beneficial Owner on whose behalf such Broker-Dealer submitted a Bid that was accepted, in whole or in part, of the Auction Date for the next succeeding Auction.

     (c) On the basis of the information provided to it pursuant to (a) above, each Broker-Dealer that submitted a Bid or a Sell Order on behalf of a Potential Beneficial Owner or a Beneficial Owner shall, in such manner and at such time or times as in its sole discretion it may determine, allocate any funds received by it pursuant to (b)(i) above and any Preferred Shares received by it pursuant to
(b)(ii) above among the Potential Beneficial Owners, if any, on whose behalf such Broker-Dealer submitted Bids, the Beneficial Owners, if any, on whose behalf such Broker-Dealer submitted Bids that were accepted or Sell Orders, and any Broker-Dealer or Broker-Dealers identified to it by the Auction Agent pursuant to (a)(v) or (a)(vi) above.

     (d) On each Auction Date:

          (i) each Potential Beneficial Owner and Beneficial Owner shall instruct its Agent Member as provided in (b)(i) or (ii) above, as the case may be;

          (ii) each Seller's Broker-Dealer which is not an Agent Member of the Securities Depository shall instruct its Agent Member to (A) pay through the Securities Depository to the Agent Member of the Beneficial Owner delivering shares to such Broker-Dealer pursuant to (b)(ii) above the amount necessary to purchase such shares against receipt of such shares, and (B) deliver such shares through the Securities Depository to a Buyer's Broker-Dealer (or its Agent Member) identified to such Seller's Broker-Dealer pursuant to (a)(v) above against payment therefor; and

          (iii) each Buyer's Broker-Dealer which is not an Agent Member of the Securities Depository shall instruct its Agent Member to (A) pay through the Securities Depository to a Seller's Broker-Dealer (or its Agent Member) identified pursuant to (a)(vi) above the amount necessary to purchase the shares to be purchased pursuant to (b)(i) above against receipt of such shares, and (B) deliver such shares through the Securities Depository to the Agent Member of the purchaser thereof against payment therefor.

     (e) On the day after the Auction Date:

          (i) each Bidder's Agent Member referred to in (d)(i) above shall instruct the Securities Depository to execute the transactions described in
     (b)(i) or (ii) above, and the Securities Depository shall execute such transactions;

          (ii) each Seller's Broker-Dealer or its Agent Member shall instruct the Securities Depository to execute the transactions described in (d)(ii) above, and the Securities Depository shall execute such transactions; and

          (iii) each Buyer's Broker-Dealer or its Agent Member shall instruct the Securities Depository to execute the transactions described in (d)(iii) above, and the Securities Depository shall execute such transactions.

     (f) If a Beneficial Owner selling Preferred Shares in an Auction fails to deliver such shares (by authorized book-entry), a Broker-Dealer may deliver to the Potential Beneficial Owner on behalf of which it submitted a Bid that was accepted a number of whole Preferred Shares that is less than the number of shares that otherwise was to be purchased by such Potential Beneficial Owner. In such event, the number of Preferred Shares to be so delivered shall be determined solely by such Broker-Dealer. Delivery of such lesser number of shares shall constitute good delivery. Notwithstanding the foregoing terms of this paragraph (f), any delivery or non-delivery of shares which shall represent any departure from the results of an Auction, as determined by the Auction Agent, shall be of no effect unless and until the Auction Agent shall have been notified of such delivery or non-delivery in accordance with the provisions of the Auction Agency Agreement and the Broker-Dealer Agreements.

                                   APPENDIX D

                               AUCTION PROCEDURES

     The following procedures following procedures will be set forth in provisions of the Amended By-Laws relating to the Preferred Shares, and will be incorporated by reference in the Auction Agency Agreement and each Broker-Dealer Agreement. The terms not defined below are defined in the Prospectus. Nothing contained in this Appendix C constitutes a representation by the Fund that in each Auction each party referred to herein actually will perform the procedures described herein to be performed by such party.

                                   ARTICLE 11

                                      * * *

     11.10 Auction Procedures. (a) Certain definitions. As used in this Section 11.10, the following terms shall have the following meanings, unless the context otherwise requires:

     (i) "APS" means the shares of APS being auctioned pursuant to this Section 11.10.

     (ii) "Auction Date" means the first Business Day preceding the first day of a Dividend Period.

     (iii) "Available APS" has the meaning specified in Section 11.10(d)(i) below.

     (iv) "Bid" has the meaning specified in Section 11.10(b)(i) below.

     (v) "Bidder" has the meaning specified in Section 11.10(b)(i) below.

     (vi) "Hold Order" has the meaning specified in Section 11.10(b)(i) below.

     (vii) "Maximum Applicable Rate" for any Dividend Period will be the Applicable Percentage of the Reference Rate. The Auction Agent will round each applicable Maximum Applicable Rate to the nearest one-thousandth (0.001) of one percent per annum, with any such number ending in five ten-thousandths of one percent being rounded upwards to the nearest one-thousandth (0.001) of one percent. The Auction Agent will not round the applicable Reference Rate as part of its calculation of the Maximum Applicable Rate. The Applicable Percentage will be determined based on (i) the credit rating assigned on such date to such shares by Moody's (or, if Moody's shall not make such rating available, the equivalent of such rating by a Substitute Rating Agency) and (ii) whether the Trust has provided notification to the Auction Agent prior to the Auction establishing the Applicable Rate for any dividend that net capital gains or other taxable income will be included in such dividend on shares of APS as follows:

                                       Percentage of           Percentage of
                                     Reference Rate -        Reference Rate -
Moody's Credit Ratings on APS         No Notification          Notification
-----------------------------         ---------------          ------------
aa3 or higher                              110%                    150%

a                                          125%                    160%

baa                                        150%                    250%

Below baa                                  200%                    275%

     The Trust shall take all reasonable action necessary to enable Moody's to provide a rating for each series of APS. If Moody's shall not make such a rating
available,                 or its affiliates and successors, after consultation
with the Trust, shall select another Rating Agency to act as a Substitute Rating Agency.

     (viii) "Order" has the meaning specified in Section 11.10(b)(i) below.

     (ix) "Sell Order" has the meaning specified in Section 11.10(b)(i) below.

     (x) "Submission Deadline" means 1:00 P.M., New York City time, on any Auction Date or such other time on any Auction Date as may be specified by the Auction Agent from time to time as the time by which each Broker-Dealer must submit to the Auction Agent in writing all Orders obtained by it for the Auction to be conducted on such Auction Date.

     (xi) "Submitted Bid" has the meaning specified in Section 11.10(d)(i) below.

     (xii) "Submitted Hold Order" has the meaning specified in Section 11.10(d)(i) below.

     (xiii) "Submitted Order" has the meaning specified in Section 11.10(d)(i) below.

     (xiv) "Submitted Sell Order" has the meaning specified in Section 11.10(d)(i) below.

     (xv) "Sufficient Clearing Bids" has the meaning specified in Section 11.10(d)(i) below.

     (xvi) "Winning Bid Rate" has the meaning specified in Section 11.10(d)(i) below.

     (b) Orders by Beneficial Owners, Potential Beneficial Owners, Existing Holders and Potential Holders.

     (i) Unless otherwise permitted by the Trust, Beneficial Owners and Potential Beneficial Owners may only participate in Auctions through their Broker-Dealers. Broker-Dealers will submit the Orders of their respective customers who are Beneficial Owners and Potential Beneficial Owners to the Auction Agent, designating themselves as Existing Holders in respect of shares subject to Orders submitted or deemed submitted to them by Beneficial Owners and as Potential Holders in respect of shares subject to Orders submitted to them by Potential Beneficial Owners. A Broker-Dealer may also hold shares of APS in its own account as a Beneficial Owner. A Broker-Dealer may thus submit Orders to the Auction Agent as a Beneficial Owner or a Potential Beneficial Owner and therefore participate in an Auction as an Existing Holder or

Potential Holder on behalf of both itself and its customers. On or prior to the Submission Deadline on each Auction Date:

     (A) each Beneficial Owner may submit to its Broker-Dealer information as to:

     (1) the number of Outstanding shares, if any, of APS held by such Beneficial Owner which such Beneficial Owner desires to continue to hold without regard to the Applicable Rate for the next succeeding Dividend Period for such shares;

     (2) the number of Outstanding shares, if any, of APS held by such Beneficial Owner which such Beneficial Owner desires to continue to hold, provided that the Applicable Rate for the next succeeding Dividend Period for such shares shall not be less than the rate per annum specified by such Beneficial Owner; and/or

     (3) the number of Outstanding shares, if any, of APS held by such Beneficial Owner which such Beneficial Owner offers to sell without regard to the Applicable Rate for the next succeeding Dividend Period; and

     (B) each Broker-Dealer, using a list of Potential Beneficial Owners that shall be maintained in good faith for the purpose of conducting a competitive Auction, shall contact Potential Beneficial Owners, including Persons that are not Beneficial Owners, on such list to determine the number of Outstanding shares, if any, of APS which each such Potential Beneficial Owner offers to purchase, provided that the Applicable Rate for the next succeeding Dividend Period shall not be less than the rate per annum specified by such Potential Beneficial Owner.

     For the purposes hereof, the communication by a Beneficial Owner or Potential Beneficial Owner to a Broker-Dealer, or the communication by a Broker-Dealer acting for its own account to the Auction Agent, of information referred to in clause (A) or (B) of this Section 11.10(b)(i) is hereinafter referred to as an "Order" and each Beneficial Owner and each Potential Beneficial Owner placing an Order, including a Broker-Dealer acting in such capacity for its own account, is hereinafter referred to as a "Bidder"; an Order containing the information referred to in clause (A)(1) of this Section 11.10(b)(i) is hereinafter referred to as a "Hold Order"; an Order containing the information referred to in clause (A)(2) or (B) of this Section 11.10(b)(i) is hereinafter referred to as a "Bid"; and an Order containing the information referred to in clause (A)(3) of this Section 11.10(b)(i) is hereinafter referred to as a "Sell Order." Inasmuch as a Broker-Dealer participates in an Auction as an Existing Holder or a Potential Holder only to represent the interests of a Beneficial Owner or Potential Beneficial Owner, whether it be its customers or itself, all discussion herein relating to the consequences of an Auction for Existing Holders and Potential Holders also applies to the underlying beneficial ownership interests represented.

     (ii) (A) A Bid by an Existing Holder shall constitute an irrevocable offer to sell:

     (1) the number of Outstanding shares of APS specified in such Bid if the Applicable Rate determined on such Auction Date shall be less than the rate per annum specified in such Bid; or

     (2) such number or a lesser number of Outstanding shares of APS to be determined as set forth in Section 11.10(e)(i)(D) if the Applicable Rate determined on such Auction Date shall be equal to the rate per annum specified therein; or

     (3) a lesser number of Outstanding shares of APS to be determined as set forth in Section 11.10(e)(ii)(C) if such specified rate per annum shall be higher than the Maximum Applicable Rate and Sufficient Clearing Bids do not exist.

     (B) A Sell Order by an Existing Holder shall constitute an irrevocable offer to sell:

     (1) the number of Outstanding shares of APS specified in such Sell Order;
or

     (2) such number or a lesser number of Outstanding shares of APS to be determined as set forth in Section 11.10(e)(ii)(C) if Sufficient Clearing Bids do not exist.

     (C) A Bid by a Potential Holder shall constitute an irrevocable offer to purchase:

     (1) the number of Outstanding shares of APS specified in such Bid if the Applicable Rate determined on such Auction Date shall be higher than the rate per annum specified in such Bid; or

     (2) such number or a lesser number of Outstanding shares of APS to be determined as set forth in Section 11.10(e)(i)(E) if the Applicable Rate determined on such Auction Date shall be equal to the rate per annum specified therein.

     (c) Submission of Orders by Broker-Dealers to Auction Agent.

     (i) Each Broker-Dealer shall submit in writing or through the Auction Agent's Auction Processing System to the Auction Agent prior to the Submission Deadline on each Auction Date all Orders obtained by such Broker-Dealer, designating itself (unless otherwise permitted by the Trust) as an Existing Holder in respect of shares subject to Orders submitted or deemed submitted to it by Beneficial Owners and as a Potential Holder in respect of shares subject to Orders submitted to it by Potential Beneficial Owners, and specifying with respect to each Order:

     (A) the name of the Bidder placing such Order (which shall be the Broker-Dealer unless otherwise permitted by the Trust);

     (B) the aggregate number of Outstanding shares of APS that are the subject of such Order;

     (C) to the extent that such Bidder is an Existing Holder:

     (1) the number of Outstanding shares, if any, of APS subject to any Hold Order placed by such Existing Holder;

     (2) the number of Outstanding shares, if any, of APS subject to any Bid placed by such Existing Holder and the rate per annum specified in such Bid; and

     (3) the number of Outstanding shares, if any, of APS subject to any Sell Order placed by such Existing Holder; and

     (D) to the extent such Bidder is a Potential Holder, the rate per annum specified in such Potential Holder's Bid.

     (ii) If any rate per annum specified in any Bid contains more than three figures to the right of the decimal point, the Auction Agent shall round such rate up to the next highest one-thousandth (.001) of 1%.

     (iii) If an Order or Orders covering all of the Outstanding shares of APS held by an Existing Holder are not submitted to the Auction Agent prior to the Submission Deadline, the Auction Agent shall deem a Hold Order (in the case of an Auction relating to a Special Dividend Period of 91 days or less) or a Sell Order (in the case of an Auction relating to a Special Dividend Period of longer than 91 days) to have been submitted on behalf of such Existing Holder covering the number of Outstanding shares of APS held by such Existing Holder and not subject to Orders submitted to the Auction Agent.

     (iv) If one or more Orders on behalf of an Existing Holder covering in the aggregate more than the number of Outstanding shares of APS held by such Existing Holder are submitted to the Auction Agent, such Order shall be considered valid as follows and in the following order of priority:

     (A) any Hold Order submitted on behalf of such Existing Holder shall be considered valid up to and including the number of Outstanding shares of APS held by such Existing Holder; provided that if more than one Hold Order is submitted on behalf of such Existing Holder and the number of shares of APS subject to such Hold Orders exceeds the number of Outstanding shares of APS held by such Existing Holder, the number of shares of APS subject to each of such Hold Orders shall be reduced pro rata so that such Hold Orders, in the aggregate, will cover exactly the number of Outstanding shares of APS held by such Existing Holder;

     (B) any Bids submitted on behalf of such Existing Holder shall be considered valid, in the ascending order of their respective rates per annum if more than one Bid is submitted on behalf of such Existing Holder, up to and including the excess of the number of Outstanding shares of APS held by such Existing Holder over the number of shares of APS subject to any Hold Order referred to in Section 11.10(c)(iv)(A) above (and if more than one Bid submitted on behalf of such Existing Holder specifies the same rate per annum and together they cover more than the remaining number of shares that can be the subject of valid Bids after application of Section 11.10(c)(iv)(A) above and of the foregoing portion of this Section 11.10(c)(iv)(B) to any Bid or Bids specifying a lower rate or rates per annum, the number of shares subject to each of such Bids shall be reduced pro rata so that such Bids, in the aggregate, cover exactly such remaining number of shares); and the number of shares, if any, subject to Bids not valid under this Section 11.10(c)(iv)(B) shall be treated as the subject of a Bid by a Potential Holder; and

     (C) any Sell Order shall be considered valid up to and including the excess of the number of Outstanding shares of APS held by such Existing Holder over the number of shares of APS subject to Hold Orders referred to in Section 11.10(c)(iv)(A) and Bids referred to in Section 11.10(c)(iv)(B); provided that if more than one Sell Order is submitted on behalf of any Existing Holder and the number of shares of APS subject to such Sell Orders is greater than such excess, the number of shares of APS subject to each of such Sell Orders shall be reduced pro rata so that such Sell Orders, in the aggregate, cover exactly the number of shares of APS equal to such excess.

     (v) If more than one Bid is submitted on behalf of any Potential Holder, each Bid submitted shall be a separate Bid with the rate per annum and number of shares of APS therein specified.

     (vi) Any Order submitted by a Beneficial Owner as a Potential Beneficial Owner to its Broker-Dealer, or by a Broker-Dealer to the Auction Agent, prior to the Submission Deadline on any Auction Date shall be irrevocable.

     (vii) The Trust shall not be responsible for a Broker-Dealer's failure to act in accordance with the instructions of Beneficial Owners or Potential Beneficial Owners or failure to comply with the provisions of this Section 11.10.

     (d) Determination of Sufficient Clearing Bids, Winning Bid Rate and Applicable Rate.

     (i) Not earlier than the Submission Deadline on each Auction Date, the Auction Agent shall assemble all Orders submitted or deemed submitted to it by the Broker-Dealers (each such Order as submitted or deemed submitted by a Broker-Dealer being hereinafter referred to individually as a "Submitted Hold Order", a "Submitted Bid" or a "Submitted Sell Order", as the case may be, or as a "Submitted Order") and shall determine:

     (A) the excess of the total number of Outstanding shares of APS over the number of Outstanding shares of APS that are the subject of Submitted Hold Orders (such excess being hereinafter referred to as the "Available APS");

     (B) from the Submitted Orders whether the number of Outstanding shares of APS that are the subject of Submitted Bids by Potential Holders specifying one or more rates per annum equal to or lower than the Maximum Applicable Rate exceeds or is equal to the sum of:

     (1) the number of Outstanding shares of APS that are the subject of Submitted Bids by Existing Holders specifying one or more rates per annum higher than the Maximum Applicable Rate, and

     (2) the number of Outstanding shares of APS that are subject to Submitted Sell Orders (if such excess or such equality exists (other than because the number of Outstanding shares of APS in clause (1) above and this clause (2) are each zero because all of the Outstanding shares of APS are the subject of Submitted Hold Orders), such Submitted Bids by Potential Holders being hereinafter referred to collectively as "Sufficient Clearing Bids"); and

     (C) if Sufficient Clearing Bids exist, the lowest rate per annum specified in the Submitted Bids (the "Winning Bid Rate") that if:

     (1) each Submitted Bid from Existing Holders specifying the Winning Bid Rate and all other Submitted Bids from Existing Holders specifying lower rates per annum were rejected, thus entitling such Existing Holders to continue to hold the shares of APS that are the subject of such Submitted Bids, and

     (2) each Submitted Bid from Potential Holders specifying the Winning Bid Rate and all other Submitted Bids from Potential Holders specifying lower rates per annum were accepted, thus entitling the Potential Holders to purchase the shares of APS that are the subject of such

Submitted Bids, would result in the number of shares subject to all Submitted Bids specifying the Winning Bid Rate or a lower rate per annum being at least equal to the Available APS.

     (ii) Promptly after the Auction Agent has made the determinations pursuant to Section 11.10(d)(i), the Auction Agent shall advise the Trust of the Maximum Applicable Rate and, based on such determinations, the Applicable Rate for the next succeeding Dividend Period as follows:

     (A) if Sufficient Clearing Bids exist, that the Applicable Rate for the next succeeding Dividend Period shall be equal to the Winning Bid Rate;

     (B) if Sufficient Clearing Bids do not exist (other than because all of the Outstanding shares of APS are the subject of Submitted Hold Orders), that the Applicable Rate for the next succeeding Dividend Period shall be equal to the Maximum Applicable Rate; or

     (C) if all of the Outstanding shares of APS are the subject of Submitted Hold Orders, that the Dividend Period next succeeding the Auction shall automatically be the same length as the immediately preceding Dividend Period and the Applicable Rate for the next succeeding Dividend Period shall be equal to 40% of the Reference Rate (or 60% of such rate if the Trust has provided notification to the Auction Agent prior to the Auction establishing the Applicable Rate for any dividend pursuant to Section 11.2(f) hereof that net capital gains or other taxable income will be included in such dividend on shares of APS) on the date of the Auction.

     (e) Acceptance and Rejection of Submitted Bids and Submitted Sell Orders and Allocation of Shares. Based on the determinations made pursuant to Section 11.10(d)(i), the Submitted Bids and Submitted Sell Orders shall be accepted or rejected and the Auction Agent shall take such other action as set forth below:

     (i) If Sufficient Clearing Bids have been made, subject to the provisions of Section 11.10(e)(iii) and Section 11.10(e)(iv), Submitted Bids and Submitted Sell Orders shall be accepted or rejected in the following order of priority and all other Submitted Bids shall be rejected:

     (A) the Submitted Sell Orders of Existing Holders shall be accepted and the Submitted Bid of each of the Existing Holders specifying any rate per annum that is higher than the Winning Bid Rate shall be accepted, thus requiring each such Existing Holder to sell the Outstanding shares of APS that are the subject of such Submitted Sell Order or Submitted Bid;

     (B) the Submitted Bid of each of the Existing Holders specifying any rate per annum that is lower than the Winning Bid Rate shall be rejected, thus entitling each such Existing Holder to continue to hold the Outstanding shares of APS that are the subject of such Submitted Bid;

     (C) the Submitted Bid of each of the Potential Holders specifying any rate per annum that is lower than the Winning Bid Rate shall be accepted;

     (D) the Submitted Bid of each of the Existing Holders specifying a rate per annum that is equal to the Winning Bid Rate shall be rejected, thus entitling each such Existing Holder to continue to hold the Outstanding shares of APS that are the subject of such Submitted Bid, unless the number of Outstanding shares of APS subject to all such Submitted Bids shall be greater than the number of Outstanding shares of APS ("Remaining Shares") equal to the excess of the Available APS over the number of Outstanding shares of APS subject to Submitted Bids described in Section 11.10(e)(i)(B) and Section 11.10(e)(i)(C), in which event the Submitted Bids of each such Existing Holder shall be accepted, and each such Existing Holder shall be required to sell Outstanding shares of APS, but only in an amount equal to the difference between
(1) the number of Outstanding shares of APS then held by such Existing Holder subject to such Submitted Bid and (2) the number of shares of APS obtained by multiplying (x) the number of Remaining Shares by (y) a fraction the numerator of which shall be the number of Outstanding shares of APS held by such Existing Holder subject to such Submitted Bid and the denominator of which shall be the sum of the number of Outstanding shares of APS subject to such Submitted Bids made by all such Existing Holders that specified a rate per annum equal to the Winning Bid Rate; and

     (E) the Submitted Bid of each of the Potential Holders specifying a rate per annum that is equal to the Winning Bid Rate shall be accepted but only in an amount equal to the number of Outstanding shares of APS obtained by multiplying
(x) the difference between the Available APS and the number of Outstanding shares of APS subject to Submitted Bids described in Section 11.10(e)(i)(B),
Section 11.10(e)(i)(C) and Section 11.10(e)(i)(D) by (y) a fraction the numerator of which shall be the number of Outstanding shares of APS subject to such Submitted Bid and the denominator of which shall be the sum of the number of Outstanding shares of APS subject to such Submitted Bids made by all such Potential Holders that specified rates per annum equal to the Winning Bid Rate.

     (ii) If Sufficient Clearing Bids have not been made (other than because all of the Outstanding shares of APS are subject to Submitted Hold Orders), subject to the provisions of Section 11.10(e)(iii), Submitted Orders shall be accepted or rejected as follows in the following order of priority and all other Submitted Bids shall be rejected:

     (A) the Submitted Bid of each Existing Holder specifying any rate per annum that is equal to or lower than the Maximum Applicable Rate shall be rejected, thus entitling such Existing Holder to continue to hold the Outstanding shares of APS that are the subject of such Submitted Bid;

     (B) the Submitted Bid of each Potential Holder specifying any rate per annum that is equal to or lower than the Maximum Applicable Rate shall be accepted, thus requiring such Potential Holder to purchase the Outstanding shares of APS that are the subject of such Submitted Bid; and

     (C) the Submitted Bids of each Existing Holder specifying any rate per annum that is higher than the Maximum Applicable Rate shall be accepted and the Submitted Sell Orders of each Existing Holder shall be accepted, in both cases only in an amount equal to the difference between (1) the number of Outstanding shares of APS then held by such Existing Holder subject to such Submitted Bid or Submitted Sell Order and (2) the number of shares of APS obtained by multiplying
(x) the difference between the Available APS and the aggregate number of Outstanding shares of APS subject to Submitted Bids described in Section 11.10(e)(ii)(A) and Section 11.10(e)(ii)(B) by (y) a fraction the numerator of which shall be the number of Outstanding shares of APS held by such Existing Holder subject to such Submitted Bid or

Submitted Sell Order and the denominator of which shall be the number of Outstanding shares of APS subject to all such Submitted Bids and Submitted Sell Orders.

     (iii) If, as a result of the procedures described in Section 11.10(e), any Existing Holder would be entitled or required to sell, or any Potential Holder would be entitled or required to purchase, a fraction of a share of APS on any Auction Date, the Auction Agent shall, in such manner as in its sole discretion it shall determine, round up or down the number of shares of APS to be purchased or sold by any Existing Holder or Potential Holder on such Auction Date so that each Outstanding share of APS purchased or sold by each Existing Holder or Potential Holder on such Auction Date shall be a whole share of APS.

     (iv) If, as a result of the procedures described in Section 11.10(e), any Potential Holder would be entitled or required to purchase less than a whole share of APS on any Auction Date, the Auction Agent shall, in such manner as in its sole discretion it shall determine, allocate shares of APS for purchase among Potential Holders so that only whole shares of APS are purchased on such Auction Date by any Potential Holder, even if such allocation results in one or more of such Potential Holders not purchasing any shares of APS on such Auction Date.

     (v) Based on the results of each Auction, the Auction Agent shall determine, with respect to each Broker-Dealer that submitted Bids or Sell Orders on behalf of Existing Holders or Potential Holders, the aggregate number of Outstanding shares of APS to be purchased and the aggregate number of the Outstanding shares of APS to be sold by such Potential Holders and Existing Holders and, to the extent that such aggregate number of Outstanding shares to be purchased and such aggregate number of Outstanding shares to be sold differ, the Auction Agent shall determine to which other Broker-Dealer or Broker-Dealers acting for one or more purchasers such Broker-Dealer shall deliver, or from which other Broker-Dealer or Broker-Dealers acting for one or more sellers such Broker-Dealer shall receive, as the case may be, Outstanding shares of APS.

     (f) Miscellaneous.

     (i) The Trust may interpret the provisions of this Section 11.10 to resolve any inconsistency or ambiguity, remedy any formal defect or make any other change or modification that does not substantially adversely affect the rights of Beneficial Owners of APS.

     (ii) A Beneficial Owner or an Existing Holder (A) may sell, transfer or otherwise dispose of shares of APS only pursuant to a Bid or Sell Order in accordance with the procedures described in this Section 11.10 or to or through a Broker-Dealer or to such other persons as may be permitted by the Fund, provided that in the case of all transfers other than pursuant to Auctions such Beneficial Owner or Existing Holder, its Broker-Dealer, if applicable, or its Agent Member advises the Auction Agent of such transfer and (B) except as otherwise required by law, shall have the ownership of the shares of APS held by it maintained in book entry form by the Securities Depository in the account of its Agent Member, which in turn will maintain records of such Beneficial Owner's beneficial ownership. The Trust may not submit an Order in any Auction.

     (iii) All of the Outstanding shares of APS of a series shall be registered in the name of the nominee of the Securities Depository unless otherwise required by law or unless there is no Securities Depository. If there is no Securities Depository, at the Trust's option and upon its receipt of such documents as it deems appropriate, any shares of APS may be registered in the Stock Register in the name of the Beneficial Owner thereof and such Beneficial Owner thereupon will be entitled to receive certificates therefor and required to deliver certificates therefor upon transfer or exchange thereof.

                           PART C - OTHER INFORMATION

Item 24: Financial Statements and Exhibits

      1. Financial Statements:

      Included in Part A: Not applicable
      Included in Part B: To be filed by pre-effective amendment.

      2. Exhibits:

a.1   Agreement and Declaration of Trust dated August 20, 2002.(1)

a.2 Amended and Restated Agreement and Declaration of Trust dated September 17, 2002.(2)

b.1   Bylaws of Registrant dated August 20, 2002.(1)

b.2   Amended and Restated Bylaws of the Registrant dated September 17,
      2002.(2)

b.3 Amended and Restated Bylaws of Registrant, to be filed by pre-effective amendment.

c.    None.

d.1 Article III (Shares) and Article V (Shareholders' Voting Powers and Meetings) of the Amended and Restated Agreement and Declaration of Trust.(2)

d.2 Article 10 (Shareholders' Voting Powers and Meetings) of the Amended and Restated Bylaws of Registrant.(2)

d.3   Form of Share Certificate of the Common Shares.(2)

d.4 Specimen Certificates representing the Registrant's Auction Preferred Shares ("APS"), to be filed by pre-effective amendment.

e.    Terms and Conditions of Dividend Reinvestment Plan.(2)

f.    None.

g.1 Investment Management Agreement between Registrant and PIMCO Advisors Fund Management LLC (formerly, PIMCO Funds Advisors LLC) dated September 17, 2002.(2)

g.2 Portfolio Management Agreement between PIMCO Advisors Fund Management LLC and Pacific Investment Management Company LLC dated September 20, 2002.(2)

h.1   Form of Underwriting Agreement for the Common Shares. (3)

h.2   Form of Master Selected Dealer Agreement. (3)

h.3   Form of Master Agreement Among Underwriters. (3)

h.4   Form of Additional Compensation Agreement. (3)

h.5 Form of Underwriting Agreement for the APS, to be filed by pre-effective amendment.

i.    None.

j. Form of Custodian Agreement between Registrant and State Street Bank & Trust Co.(2)

k.1   Form of Transfer Agency Services Agreement between Registrant and
      PFPC Inc.(2)

k.2 Organizational and Offering Expenses Reimbursement Agreement between Registrant and PIMCO Advisors Fund Management LLC dated September 17, 2002. (2)

k.3 Fee Waiver Agreement between Registrant and PIMCO Advisors Fund Management LLC dated September 17, 2002.(2)

k.4 Fee Waiver Agreement between PIMCO Advisors Fund Management LLC and Pacific Investment Management Company LLC dated September 20, 2002.(2)

k.5 Auction Agency Agreement between the Registrant and the Auction Agent as to the Registrant's APS, to be filed by pre-effective amendment.

k.6 Broker-Dealer Agreement as to the Registrant's APS, to be filed by pre-effective amendment.

k.7 Depository Trust Company Representations Letter as to Registrant's APS, to be filed by pre-effective amendment.

l. Opinion and consent of Ropes & Gray as to the Registrant's APS, to be filed by pre-effective amendment.

m.     None.

n. Consent of Registrant's independent accountants, to be filed by pre-effective amendment.

o.     None.

p. Subscription Agreement of PIMCO Advisors Fund Management LLC dated September 17, 2002.(2)

q.     None.

r.1    Code of Ethics of Registrant dated September 17, 2002.(2)

r.2    Code of Ethics of PIMCO Advisors Fund Management LLC dated January 1,
       2002.(2)

r.3 Code of Ethics of Pacific Investment Management Company LLC dated December 31, 2001.(2)

s. Power of Attorney for each of Messrs. Altadonna, Belica, Connor, Dalessandro, Schott and Shlissel, filed herewith.

--------------------------

       (1) Incorporated by reference to the Registrant's Initial Registration Statement on Form N-2, File No. 333-98583, filed on August 23, 2002.

       (2) Incorporated by reference to Pre-Effective Amendment No. 1 to the Registrant's Initial Registration Statement on Form N-2, File No. 333-98583, filed on September 24, 2002.

       (3) Incorporated by reference to Pre-Effective Amendement No. 2 to the Registrant's Initial Registration Statement on Form N-2, File No. 333-98583, filed on October 28, 2002.

Item 25: Marketing Arrangements

         See Sections 3(p), 4(h), 5(i), 8 and 9 of Exhibit h.1 of Item 24 of this Registration Statement and Sections 8, 9 and 15 of Exhibit h.3 of
         Item 24 of this Registration Statement.

Item 26: Other Expenses of Issuance and Distribution

         Securities and Exchange Commission fees               $       *
         National Association of Securities Dealers, Inc. fees         *
         Printing and engraving expenses                               *
         Legal fees                                                    *
         New York Stock Exchange listing fees                          *
         Accounting expenses                                           *
         Transfer Agent fees                                           *
         Marketing expenses                                            *
         Miscellaneous expenses                                        *
                                                               ---------
             Total                                                     *

         * Estimated expense. To be filed by amendment.

Item 27: Persons Controlled by or under Common Control with Registrant

      Not applicable.

Item 28: Number of Holders of Securities

      At November 4, 2002

                                                          Number of
               Title of Class                           Record Holders
               --------------                           --------------

         Auction Preferred Shares of
         beneficial interest, par value
         $0.00001                                            0

         Common Shares, par value $0.00001         to be filed by amendment

Item 29: Indemnification

     Reference is made to Article VIII, Sections 1 through 4, of the Registrant's Amended and Restated Agreement and Declaration of Trust, which is incorporated by reference herein.

     Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the "Act"), may be permitted to trustees, officers and controlling persons of the Registrant by the Registrant pursuant to the Trust's Amended and Restated Agreement and Declaration of Trust, its Amended and Restated Bylaws or otherwise, the Registrant is aware that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and, therefore, is unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by trustees, officers or controlling persons of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustees, officers or controlling persons in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 30: Business and Other Connections of Investment Adviser

     Descriptions of the business of PIMCO Advisors Fund Management LLC (formerly, PIMCO Funds Adivisors LLC), the Registrant's investment manager, and Pacific Investment Management Company LLC, the Registrant's portfolio manager, are set forth under the captions "Investment Manager" and "Portfolio Manager" under "Management of the Fund" in both the prospectus and Statement of Additional Information forming part of this Registration Statement. The following sets forth business and other connections of each director and executive officer (and persons performing similar functions) of PIMCO Advisors Fund Management LLC and Pacific Investment Management Company LLC.

                       PIMCO Advisors Fund Management LLC
                      (formerly, PIMCO Funds Adivisors LLC)
                           1345 Avenue of the Americas
                               New York, NY 10105

Name                Position with Advisor         Other Connections
----------------    --------------------------    ------------------------------

Larry A. Altadonna  Vice President                Vice President, OpCap
                                                  Advisors LLC

Andrew Bocko        Senior Vice President and     Senior Vice President,
                    Director of IT                PIMCO Advisors Fund Management
                                                  LLC, Allianz Dresdner Asset
                                                  Management U.S. Equities LLC,
                                                  Allianz Dresdner Asset
                                                  Management of America L.P.

Tim Clark           Managing Director

Cindy Columbo       Vice President

Patrick Coyne       Vice President


Derek Hayes         Senior Vice President

Steve Jobe          Senior Vice President

Alan Kwan           Vice President

John C. Maney       Chief Financial Officer       Executive Vice President and
                                                  Chief Financial Officer,
                                                  Allianz Dresdner Asset
                                                  Management of America L.P.;
                                                  Chief Financial Officer, PIMCO
                                                  Advisors Fund Management LLC,
                                                  Allianz Dresdner Asset
                                                  Management U.S. Equities LLC,
                                                  Cadence Capital Management
                                                  LLC, NFJ Investment Group
                                                  L.P., OCC Distributors LLC,
                                                  OpCap Advisors LLC,
                                                  Oppenheimer Capital LLC,
                                                  Pacific Investment Management
                                                  Company LLC, PIMCO Advisors
                                                  Managed Accounts LLC
                                                  (formerly, PIMCO Allianz
                                                  Advisors LLC), PIMCO Advisors
                                                  CD Distributors LLC (formerly,
                                                  PIMCO CD Distributors LLC),
                                                  PIMCO Equity Advisors LLC,
                                                  PIMCO Equity Partners LLC,
                                                  PIMCO Advisors Advertising
                                                  Agency Inc. (formerly, PIMCO
                                                  Funds Advertising Agency
                                                  Inc.), PIMCO Advisors
                                                  Distributors LLC (formerly,
                                                  PIMCO Funds Distributors LLC),
                                                  Allianz Private Client
                                                  Services LLC, StocksPLUS
                                                  Management Inc.

Vinh T. Nguyen      Vice President and            Vice President and Controller,
                    Controller                    PIMCO Advisors Fund
                                                  Management LLC, Allianz
                                                  Dresdner Asset Management of
                                                  America L.P., Allianz Dresdner
                                                  Asset Management U.S. Equities
                                                  LLC, Cadence Capital
                                                  Management LLC, NFJ Investment
                                                  Group L.P., OCC Distributors
                                                  LLC, OpCap Advisors LLC,
                                                  Oppenheimer Capital LLC,
                                                  Pacific Investment Management
                                                  Company LLC, PIMCO Advisors
                                                  Managed Accounts LLC, PIMCO
                                                  Advisors CD Distributors LLC,
                                                  PIMCO Equity Advisors LLC,

                                                  PIMCO Equity Partners LLC,
                                                  PIMCO Advisors Advertising
                                                  Agency Inc., PIMCO Advisors
                                                  Distributors LLC, Allianz
                                                  Private Client Services LLC,
                                                  StocksPLUS Management Inc.

Francis C. Poli        Executive Vice President,  Chief Legal and Compliance
                       Director of Compliance     Officer, PIMCO Advisors Fund
                       and Assistant Secretary    Management LLC, Allianz
                                                  Dresdner Asset Management Of
                                                  America L.P., Allianz Dresdner
                                                  Asset Management U.S. Equities
                                                  LLC, Allianz Hedge Fund
                                                  Partners L.P., Allianz Private
                                                  Client Services LLC, Cadence
                                                  Capital Management LLC, NFJ
                                                  Investment Group L.P., OCC
                                                  Distributors LLC, OpCap
                                                  Advisors LLC, Oppenheimer
                                                  Capital LLC, PIMCO Advisors
                                                  Retail Holdings LLC (formerly,
                                                  PIMCO Advisory Services
                                                  Holdings LLC), PIMCO Advisors
                                                  Managed Accounts LLC, PIMCO
                                                  Advisors CD Distributors LLC,
                                                  PIMCO Equity Advisors LLC

Bob Rokose             Vice President and
                       Assistant Controller

Newton B. Schott, Jr.  Managing Director,         Vice President, PIMCO Advisors
                       Chief Legal Officer        Managed Accounts LLC;
                       and Secretary              Executive Vice President,
                                                  Chief Legal Officer and
                                                  Secretary, PIMCO Advisors
                                                  Advertising Agency Inc.;
                                                  Managing Director, Executive
                                                  Vice President, General
                                                  Counsel and Secretary, PIMCO
                                                  Advisors Distributors LLC

Brian S. Shlissel     Senior Vice President       Senior Vice President and
                                                  Treasurer, OpCap Advisors LLC

Stewart A. Smith       Vice President and         Secretary, PIMCO Advisors Fund
                       Assistant Secretary        Management LLC, Allianz
                                                  Dresdner Asset Management of
                                                  America L.P., Allianz Dresdner
                                                  Asset Management U.S. Equities
                                                  LLC, Alianz Hedge Fund
                                                  Partners L.P., Allianz Private
                                                  Client Services LLC, Cadence
                                                  Capital Management LLC, NFJ
                                                  Investment Group L.P., PIMCO
                                                  Advisors Retail Holdings LLC,
                                                  PIMCO Advisors Managed
                                                  Accounts LLC, PIMCO Advisors
                                                  CD Distributors LLC and PIMCO
                                                  Equity Advisors LLC; Assistant
                                                  Secretary, Oppenheimer Capital
                                                  LLC, OpCap Advisors LLC and
                                                  OCC Distributors LLC

Stephen J. Treadway    Managing Director and      Chairman, President and Chief
                       Chief Executive Officer    Executive Officer, PIMCO
                                                  Advisors Advertising Agency
                                                  Inc., Managing Director and
                                                  Chief Executive Officer, PIMCO
                                                  Advisors Distributors LLC;
                                                  Managing Director, PIMCO
                                                  Advisors Managed Accounts LLC,
                                                  Allianz Private Client
                                                  Services LLC, Allianz Dresdner
                                                  Asset Management of America
                                                  L.P.

James G. Ward          Executive Vice President   Executive Vice President,
                       and Director of Human      Allianz Asset Management of
                       Resources                  America L.P.; Director of
                                                  Human Resources, Allianz Asset
                                                  Management U.S. Equities LLC,
                                                  PIMCO Advisors Distributors
                                                  LLC

Michael B. Zuckerman   Vice President             Vice President, Allianz
                                                  Dresdner Asset Management of
                                                  America L.P., OCC Distributors
                                                  LLC, OpCap Advisors LLC, PIMCO
                                                  Advisors Managed Accounts LLC

                    Pacific Investment Management Company LLC
                                    ("PIMCO")
                       840 Newport Center Drive, Suite 300
                             Newport Beach, CA 92660

Name                          Business and Other Connections
----------------------------- --------------------------------------------------

Arnold, Tammie J.             Executive Vice President, PIMCO

Benz, William R. II           Managing Director, Executive Committee Member,
                              PIMCO

Bhansali, Vineer              Executive Vice President, PIMCO

Brynjolfsson, John B.         Executive Vice President, PIMCO

Burns, R. Wesley              Managing Director, PIMCO; President and Trustee of
                              PIMCO Funds and PIMCO Variable Insurance Trust;
                              President and Director of PIMCO Commercial
                              Mortgage Securities Trust, Inc.; Director, PIMCO
                              Funds: Global Investors Series plc and PIMCO
                              Global Advisors (Ireland) Limited

Cupps, Wendy W.               Executive Vice President, PIMCO

Dialynas, Chris P.            Managing Director, PIMCO

El-Erian, Mohamed A.          Managing Director, PIMCO

Gross, William H.             Managing Director and Executive Committee Member,
                              PIMCO; Director and Vice President, StocksPLUS
                              Management, Inc.; Senior Vice President of PIMCO
                              Funds and PIMCO Variable Insurance Trust

Hague, John L.                Managing Director, PIMCO

Hally, Gordon C.              Executive Vice President, PIMCO

Hamalainen, Pasi M.           Managing Director, PIMCO

Harris, Brent R.              Managing Director and Executive Committee Member,
                              PIMCO; Director and Vice President, StocksPLUS
                              Management, Inc.; Trustee and Chairman of PIMCO
                              Funds and PIMCO Variable Insurance Trust; Director and Chairman, PIMCO Commercial Mortgage Securities
                              Trust, Inc.; Managing Director, PIMCO Specialty
                              Markets LLC

Hinman, David C.              Executive Vice President, PIMCO

Hodge, Douglas M.             Executive Vice President, PIMCO; Director,
                              PIMCO JAPAN LTD

Holden, Brent L.              Managing Director, PIMCO

Isberg, Margaret E.           Managing Director, PIMCO; Senior Vice President of
                              PIMCO Funds

Keller, James M.              Managing Director, PIMCO

Kennedy, Raymond G.           Managing Director, PIMCO

Loftus, John S.               Managing Director, PIMCO; Senior Vice President of
                              PIMCO Funds; Vice President and Assistant
                              Secretary, StocksPLUS Management, Inc.

Mariappa, Sudesh N.           Executive Vice President, PIMCO

Mather, Scott A.              Executive Vice President, PIMCO; Senior Vice
                              President, PIMCO Commercial Mortgage Securities
                              Trust, Inc.

McCray, Mark V.               Executive Vice President, PIMCO

McCulley, Paul A.             Managing Director, PIMCO

McDevitt, Joseph E.           Executive Vice President, PIMCO; Director and
                              Chief Executive Officer, PIMCO Europe Ltd


Monsan, Kristen S.            Executive Vice President, PIMCO

Muzzy, James F.               Managing Director, PIMCO; Director and Vice
                              President, StocksPLUS Management, Inc.; Senior
                              Vice President, PIMCO Variable Insurance Trust;
                              Vice President of PIMCO Funds; Director, PIMCO
                              Europe Ltd., PIMCO JAPAN LTD., PIMCO Asia Pte
                              Ltd., PIMCO Australia Pty Ltd.

Otterbein, Thomas J.          Executive Vice President, PIMCO

Phansalkar, Mohan V.          Executive Vice President, Secretary and Chief
                              Legal Officer, PIMCO; Vice President and
                              Secretary, StocksPLUS Management, Inc.


Powers, William C.            Managing Director and Executive Committee Member,
                              PIMCO; Senior Vice President, PIMCO Commercial
                              Mortgage Securities Trust, Inc.

Schmider, Ernest L.           Managing Director, PIMCO

Simon, W. Scott               Executive Vice President, PIMCO

Thomas, Lee R.                Managing Director, PIMCO

Thompson, William S.          Managing Director and Executive Committee Member,
                              PIMCO; Director and President, StocksPLUS
                              Management, Inc.; Senior Vice President of PIMCO
                              Variable Insurance Trust; Vice President of PIMCO
                              Funds and PIMCO Commercial Mortgage Securities
                              Trust, Inc.

Trosky, Benjamin L.           Managing Director, PIMCO; Senior Vice President,
                              PIMCO Commercial Mortgage Securities Trust, Inc.

Weil, Richard M.              Managing Director, Chief Operating Officer and
                              Executive Committee Member, PIMCO

Wood, George H.               Executive Vice President, PIMCO

Wyman, Charles C.             Executive Vice President, PIMCO

Item 31: Location of Accounts and Records

      The account books and other documents required to be maintained by the Registrant pursuant to Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder will be maintained at the offices of State Street Bank & Trust Co., 225 Franklin Street, Boston, MA 02110 and/or PFPC Inc., 400 Bellevue Parkway, Wilmington, Delaware 19809.

Item 32: Management Services

      Not applicable.

Item 33: Undertakings

      1. Registrant undertakes to suspend the offering of its Common Shares until it amends the prospectus filed herewith if (1) subsequent to the effective date of its registration statement, the net asset value declines more than 10 percent from its net asset value as of the effective date of the registration statement, or (2) the net asset value increases to an amount greater than its net proceeds as stated in the prospectus.

      2. Not applicable.

      3. Not applicable.

      4. Not applicable.

      5. The Registrant undertakes that:

            a. For purposes of determining any liability under the Securities Act of 1933, the information omitted from the form of prospectus filed as part of this registration statement in reliance upon Rule 430A and contained in the form of prospectus filed by the Registrant under Rule 497(h) under the Securities Act of 1933 shall be deemed to be part of this registration statement as of the time it was declared effective; and

            b. For the purpose of determining any liability under the Securities Act of 1933, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering thereof.

      6. The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, any Statement of Additional Information.

                                     Notice


      A copy of the Amended and Restated Agreement and Declaration of Trust of PIMCO New York Municipal Income Fund III (the "Fund"), together with all amendments thereto, is on file with the Secretary of State of The Commonwealth of Massachusetts, and notice is hereby given that this instrument is executed on behalf of the Fund by any officer of the Fund as an officer and not individually and that the obligations of or arising out of this instrument are not binding upon any of the Trustees of the Fund or shareholders of the Fund individually, but are binding only upon the assets and property of the Fund.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and the State of New York on the 4th day of November, 2002.

                                     PIMCO NEW YORK MUNICIPAL INCOME FUND III

                                     By:  /s/ Brian Shlissel
                                          --------------------------
                                          Brian Shlissel,
                                          President

     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Name                        Capacity                          Date
----                        --------                          ----

/s/ Brian Shlissel          President, Chief Executive        November 4, 2002
-------------------------   Officer
Brian Shlissel

Paul Belica*                Trustee                           November 4, 2002
-------------------------
Paul Belica

Robert E. Connor*           Trustee                           November 4, 2002
-------------------------
Robert E. Connor

John J. Dalessandro II*     Trustee                           November 4, 2002
-------------------------
John J. Dalessandro II

/s/ Lawrence Altadonna      Treasurer, Principal Financial    November 4, 2002
-------------------------   and  Accounting Officer
Lawrence Altadonna



                                           *By:  /s/ Brian Shlissel
                                                 -------------------------------
                                                 Brian Shlissel
                                                 Attorney-In-Fact
                                                 Date: November 4, 2002

                                INDEX TO EXHIBITS

Exhibit         Exhibit Name
-------         ------------
s               Power of Attorney for each of Messrs. Altadonna, Belica,
                Connor, Dalessandro, Schott, and Shlissel.